     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 25, 2000

                                                       REGISTRATION NOS. 2-98755
                                                                        811-4350
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933                        [ ]
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]

                        POST-EFFECTIVE AMENDMENT NO. 26                      [X]

                                     AND/OR
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940                    [ ]

                                AMENDMENT NO. 27                             [X]


                            MARKET STREET FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              103 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (302) 791-1700
                            ------------------------

                                                      COPY TO:
      JAMES G. POTTER, JR., ESQ.               STEPHEN E. ROTH, ESQ.
       MARKET STREET FUND, INC.           SUTHERLAND ASBILL & BRENNAN LLP
     1000 CHESTERBROOK BOULEVARD           1275 PENNSYLVANIA AVENUE, N.W.
           BERWYN, PA 19312                     WASHINGTON, DC 20004
    (NAME AND ADDRESS OF AGENT FOR
               SERVICE)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX) [ ]IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485

[X]ON MAY 1, 2000 PURSUANT TO PARAGRAPH (b) OF RULE 485

[ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a) OF RULE 485
[ ] ON [DATE] PURSUANT TO PARAGRAPH (a) OF RULE 485
[ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2) OF RULE 485
[ ] ON [DATE] PURSUANT TO PARAGRAPH (a)(2) OF RULE 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:
[ ]THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
   PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

                  TITLE OF SECURITIES: SHARES OF COMMON STOCK

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            MARKET STREET FUND, INC.

                                   PROSPECTUS


                                  May 1, 2000



                            [ ]  All Pro Large Cap Growth Portfolio



                            [ ]  All Pro Large Cap Value Portfolio



                            [ ]  All Pro Small Cap Growth Portfolio



                            [ ]  All Pro Small Cap Value Portfolio



                            [ ]  The Equity 500 Index Portfolio



                            [ ]  The International Portfolio



                            [ ]  The Growth Portfolio



                            [ ]  The Aggressive Growth Portfolio


                            [ ]  The Managed Portfolio


                            [ ]  The Bond Portfolio



                            [ ]  The Money Market Portfolio


This prospectus provides essential information about these portfolios. For your benefit and protection, please read it and keep it for future reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED SHARES OF THE FUND OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


OVERVIEW....................................................             1
INTRODUCTION TO THE ALL PRO PORTFOLIOS......................             3
  All Pro Large Cap Growth Portfolio........................             5
  All Pro Large Cap Value Portfolio.........................             7
  All Pro Small Cap Growth Portfolio........................             9
  All Pro Small Cap Value Portfolio.........................            11
ABOUT THE OTHER PORTFOLIOS..................................            14
  The Equity 500 Index Portfolio............................            14
  The International Portfolio...............................            15
  The Growth Portfolio......................................            18
  The Aggressive Growth Portfolio...........................            20
  The Managed Portfolio.....................................            22
  The Bond Portfolio........................................            24
  The Money Market Portfolio................................            26
RISKS OF INVESTING IN THE PORTFOLIOS........................            28
INVESTMENT TECHNIQUES.......................................            31
MANAGEMENT..................................................            38
DESCRIPTION OF THE FUND'S SHARES............................            44
APPENDIX A -- TERMS USED IN THIS PROSPECTUS.................           A-1
APPENDIX B -- FINANCIAL HIGHLIGHTS..........................           B-1
APPENDIX C -- PLAN OF REORGANIZATION........................           C-1
ADDITIONAL INFORMATION ABOUT THE FUND.......................    Back Cover

                                    OVERVIEW

This prospectus describes eleven Portfolios offered by the Fund. Each is a separate investment portfolio with its own investment objective or objectives, policies, restrictions and risks. An investor should consider each Portfolio separately to determine if it is an appropriate investment. There is no assurance that a Portfolio will achieve its investment objective or objectives, and investors should not consider any one Portfolio alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Portfolio.


The different types of securities, investments, and investment techniques used by each Portfolio all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation. Moreover, an investment in any stock is subject to the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt and other income bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). As described below, an investment in certain of the Portfolios entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign investments or securities of issuers in new or emerging industries. See "Risks of Investing in the Portfolios," below.


The following chart provides a brief outline of the relative principal characteristics of each Portfolio:

                            MARKET STREET FUND, INC.


       NAME OF             GROWTH           INCOME         SHORT-TERM             TYPICAL
      PORTFOLIO           POTENTIAL        POTENTIAL          RISK              INVESTMENTS
----------------------  -------------   ---------------   -------------    ----------------------
All Pro Large Cap                                                          Equity securities of
Growth................  High            Low               High             large U.S. companies
All Pro Large Cap                                                          Equity securities of
Value.................  High            Low               High             large U.S. companies
All Pro Small Cap                                                          Equity securities of
Growth................  High            Low               High             small U.S. companies
All Pro Small Cap                                                          Equity securities of
Value.................  High            Low               High             small U.S. companies
Equity 500 Index......  High            Low               High             Equity securities of
                                                                           large U.S. companies
International.........  High            Low               High             Equity securities of
                                                                           Foreign Issuers
Growth................  High            Moderate          Moderate         Equity securities of
                                                                           U.S. companies
Aggressive Growth.....  High            Low               High             Equity securities of
                                                                           U.S. companies
Managed...............  Moderate-High   Moderate          Moderate-High    Permissible
                                                                           investments for other
                                                                           portfolios
Bond..................  Moderate        Moderate          Moderate         Income bearing debt
                                                                           securities

Money Market..........  None            Low-Moderate      Low              Money market
                                                                           instruments

The investment objective or objectives of each Portfolio are fundamental and may not be changed unless authorized by the vote of a majority of the outstanding voting shares of the Portfolio. The investment policies of each Portfolio are not fundamental and may be changed by the Fund's board of directors without shareholder approval, unless otherwise stated in this Prospectus or the statement of additional information.

Notwithstanding their investment objective(s), each Portfolio may, in unusual market conditions, for temporary defensive purposes, invest all or part of their assets in cash and/or money market instruments of the type in which the Money Market Portfolio may invest. To the extent that a Portfolio adopts a temporary defensive position, it may not achieve its investment objective.


SHARES OF THE FUND AND THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE MONEY MARKET PORTFOLIO SEEKS TO PRESERVE THE VALUE OF AN INVESTMENT AT $1.00 PER SHARE, BUT IT IS POSSIBLE, ALTHOUGH UNLIKELY, THAT THE PORTFOLIO MAY NOT BE ABLE TO DO SO. AN INVESTMENT IN THE FUND AND THE PORTFOLIOS IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF MONEY INVESTED.


Shares of the Portfolios are only available through the purchase of certain variable annuity and variable life insurance contracts (the "variable contracts") issued by various life insurance companies, some of which may be affiliated persons of the Portfolios. This prospectus should be read in conjunction with the separate prospectus for each separate account and its related policy and retained for future reference.

See "Appendix A -- Terms Used in This Prospectus" for more information about some of the terms we use in this prospectus.

                     INTRODUCTION TO THE ALL PRO PORTFOLIOS



THE ALL PRO ADVANTAGE



The Fund currently offers four All Pro Portfolios, each of which seeks long-term capital appreciation. The All Pro Portfolios differ from the other Portfolios in that the investment adviser, Market Street Investment Management Company (at times, referred to as "MSIM"), has selected a unique team of investment subadvisers for each All Pro Portfolio, and each subadviser manages a segment of the relevant All Pro Portfolio's assets. MSIM uses a manager-of-managers strategy to seek out managers with a niche investment management specialty rather than those who try to be all things to all clients.



Each All Pro Portfolio represents a specific domestic equity style discipline. Each Portfolio has a specific style benchmark index developed by Wilshire Associates, Inc. ("Wilshire"). The four Portfolios include the following:



     - All Pro Large Cap Growth Portfolio



     - All Pro Large Cap Value Portfolio



     - All Pro Small Cap Growth Portfolio



     - All Pro Small Cap Value Portfolio



The All Pro Portfolios differ from each other in that two Portfolios invest principally in securities of companies with relatively large market capitalizations, while the other two Portfolios invest principally in securities of companies with relatively small market capitalizations. Within each pair of Portfolios, one pursues the investment objective through "growth-oriented" investments, and the other pursues the investment objective through "value-oriented" investments. GROWTH-ORIENTED INVESTMENTS involve seeking securities of issuers with above average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. VALUE-ORIENTED INVESTMENTS involve seeking securities that appear attractive on a dividend discount model or can be acquired for less than what a subadviser believes is the issuer's intrinsic value.



     GROWTH STOCKS:



        - Generally exhibit higher than median price-to-earnings and price-to-book ratios but below-average dividend yields;



        - Are securities of well-established issuers with a strong competitive position within their industry or a competitive position within a very strong industry;



        - Are considered by many to be relatively aggressive given their valuation by the marketplace; and



        - Are, in some cases, high-volatility "momentum" stocks.



     VALUE STOCKS:



        - Generally exhibit lower than median price-to-earnings and price-to-book ratios but above-average dividend yields;



        - Are considered by many to be relatively conservative given their valuation by the marketplace; and



        - May involve "special situation" companies, such as companies with management changes, corporate or asset restructuring, or significantly undervalued assets.

Each Portfolio seeks to achieve its objective by combining the talents of multiple institutional investment management firms. MSIM has retained Wilshire, an independent and highly regarded investment consulting firm, to assist MSIM in identifying potential subadvisers and performing the quantitative analysis necessary to assess these subadvisers' styles and performance.



Wilshire:



     - Begins with a universe of over 1,000 independent institutional investment management firms;



     - Through its process, makes available the expertise of investment management firms that rarely, if ever, are available to the owners of other registered products; and



     - Conducts intensive research and due diligence with MSIM to ensure that the best available managers are recommended and blended together according to their asset class styles and management strategies.



MSIM selects investment subadvisers believed to be best suited to a Portfolio according to its investment objectives and management style. MSIM then assigns each subadviser a prescribed percentage of each Portfolio's assets to manage. These combinations are optimized for each Portfolio in order to control the risk exposure as compared to the Portfolio's target benchmark. Moreover, MSIM believes that multiple managers can contribute to diversification of investment risk in a Portfolio. Rebalancings of Portfolio cashflows to the targeted percent allocations are performed daily if necessary.



On an ongoing basis, MSIM monitors the performance, style and continuity of management of the current investment subadvisers to ensure optimal performance. Quantitative models are used to monitor the subadviser's investment management style over time to ensure the subadviser adheres to its prescribed style mandate. Both the target allocations and the subadvisers themselves are subject to change over time. MSIM will replace subadvisers who consistently underperform the relevant benchmark or fail to meet other established criteria.

[ ]  ALL PRO LARGE CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES


The Portfolio invests primarily in equity securities of larger companies included in the Wilshire 5000 Equity Universe at the time of purchase, which the subadvisers believe offer above-average potential for growth in future earnings. The Wilshire Large Cap Growth Index, the Portfolio's benchmark, is a market cap weighted index that includes securities from the largest 750 stocks in the Wilshire 5000 equity universe.


Currently, different segments of the Portfolio's assets are managed as follows:


COHEN,
KLINGENSTEIN
& MARKS Approximately 50% of its assets are managed by an investment subadviser that uses economic analysis, quantitative modeling, and securities analysis to identify securities of companies with potential for future earnings growth, and uses in-depth fundamental research to narrow this list and determine which securities to purchase for the Portfolio. (Segment usually holds approximately 30 stocks.)



GEEWAX
TERKER & CO.          Approximately 50% of its assets are managed by an
                      investment subadviser that uses financial quality, sustainable growth, and downside volatility screens to eliminate issuers from consideration and purchases securities from the remaining issuers. (Segment usually holds approximately 100-300 stocks.)


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO


The All Pro Large Cap Growth Portfolio is subject to MARKET RISK and FINANCIAL RISK. These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE


The bar chart and table shown below provide an indication of the risks of investing in the All Pro Large Cap Growth Portfolio by showing the Portfolio's performance over a 1-year period and by showing how the Portfolio's average annual returns for one year, and the period since inception, compare to those of the Wilshire Large Cap Growth Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.


                                                                  ALL PRO LARGE CAP GROWTH PORTFOLIO
                                                                  ----------------------------------
One Year                                                                         25.52


During the 1-year period shown on the bar chart, the highest return for a quarter was 19.50% (quarter ended December 31, 1999) and the lowest return for a quarter was -6.79% (quarter ended September 30, 1999).



                AVERAGE ANNUAL TOTAL RETURN                   1 YEAR    FROM INCEPTION(1)
                ---------------------------                   ------    -----------------
Portfolio's Average Annual Total Return.....................  25.52%          26.45%
Wilshire Large Cap Growth Index.............................  34.73%          33.98%


------------------------

(1) The Portfolio commenced operations on May 4, 1998.



The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  ALL PRO LARGE CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES


The Portfolio invests primarily in undervalued equity securities of larger companies included in the Wilshire 5000 equity universe at the time of purchase that the subadvisers believe offer potential for long-term growth in future earnings. The Wilshire Large Cap Value Index, the Portfolio's benchmark, is a market cap weighted index that includes securities from the largest 750 stocks in the Wilshire 5000 equity universe.


Currently, different segments of the Portfolio's assets are managed as follows:


MELLON EQUITY
ASSOCIATES, LLP       Approximately 40% of this Portfolio's assets are managed
                      by an investment subadviser that seeks securities of companies with low risk and solid long-term growth potential through an investment process that integrates quantitative analysis and fundamental research.



EQUINOX CAPITAL
MANAGEMENT, INC.      Approximately 35% of the Portfolio's assets are managed by an investment subadviser that seeks securities of undervalued or overlooked companies regardless of industry sector through a value oriented process.



SANFORD C.
BERNSTEIN
& CO., INC.           Approximately 25% of the Portfolio's assets are managed by an investment subadviser whose investment approach is bottom-up and price driven. Companies are ranked based on expected internal rates of return. Top-ranked companies are then subjected to intensive field research.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO


The All Pro Large Cap Value Portfolio is subject to MARKET RISK and FINANCIAL RISK. These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE


The bar chart and table shown below provide an indication of the risks of investing in the All Pro Large Cap Value Portfolio by showing the Portfolio's performance over a 1-year period and by showing how the Portfolio's average annual returns for one year, and the period since inception, compare to those of the Wilshire Large Cap Value Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.


                                                                   ALL PRO LARGE CAP VALUE PORTFOLIO
                                                                   ---------------------------------
One Year                                                                         1.49


During the 1-year period shown on the bar chart, the highest return for a quarter was 16.75% (quarter ended December 31, 1998) and the lowest return for a quarter was -14.08% (quarter ended September 30, 1998).



                AVERAGE ANNUAL TOTAL RETURN                   1 YEAR    FROM INCEPTION(1)
                ---------------------------                   ------    -----------------
Portfolio's Average Annual Total Return.....................   1.49%           0.29%
Wilshire Large Cap Value Index..............................   8.27%           5.30%


------------------------


(1) The Portfolio commenced operations on May 4, 1998.



The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  ALL PRO SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES


The Portfolio invests primarily in equity securities of smaller companies included in the Wilshire 5000 equity universe at the time of purchase, which the subadvisers believe offer above-average potential for growth in future earnings. The Wilshire Small Cap Growth Index, the Portfolio's benchmark, is a market cap weighted index that includes securities ranked from number 751 to number 2,500 in market capitalization as derived from the Wilshire 5000 equity universe.


Currently, different segments of the Portfolio's assets are managed as follows:


HUSIC CAPITAL
MANAGEMENT                   Approximately 60% of the Portfolio's assets are
                             managed by an investment subadviser whose rigorous, bottom-up research process seeks to identify fundamental or secular changes in companies or industries that often signal higher than anticipated earnings growth. The selection process focuses on stocks of companies most likely to benefit from those changes.



STANDISH, AYER
AND WOOD Approximately 40% of the Portfolio's assets are managed by an investment subadviser that seeks securities of companies that have established above-average growth, superior business positions and strong management. This subadviser emphasizes high growth sectors such as healthcare, technology and business services.



PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO


The All Pro Small Cap Growth Portfolio is subject to MARKET RISK and FINANCIAL RISK. Investments held by this Portfolio entail a significant degree of SMALL COMPANY RISK. Smaller companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. The prices of securities of smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.


These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE


The bar chart and table shown below provide an indication of the risks of investing in the All Pro Small Cap Growth Portfolio by showing the Portfolio's performance over a 1-year period and by showing how the Portfolio's average annual returns for one year, and the period since inception, compare to those of the Wilshire Small Cap Growth Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.


                                                                  ALL PRO SMALL CAP GROWTH PORTFOLIO
                                                                  ----------------------------------
One Year                                                                         92.14


During the 1-year period shown on the bar chart, the highest return for a quarter was 54.98% (quarter ended December 31, 1999) and the lowest return for a quarter was -22.78% (quarter ended September 30, 1998).



                AVERAGE ANNUAL TOTAL RETURN                   1 YEAR    FROM INCEPTION(1)
                ---------------------------                   ------    -----------------
Portfolio's Average Annual Total Return.....................  92.14%          46.31%
Wilshire Small Cap Growth Index.............................  52.56%          23.53%


------------------------


(1) The Portfolio commenced operations on May 4, 1998.



The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  ALL PRO SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES


The Portfolio invests primarily in undervalued equity securities of smaller companies included in the Wilshire 5000 equity universe at the time of purchase, which the subadvisers believe offer potential for long-term growth in future earnings. The Wilshire Small Cap Value Index, the Portfolio's benchmark, is a market cap weighted index that includes securities ranked from number 751 to number 2,500 in market capitalization as derived from the Wilshire 5000 equity universe.


Currently, different segments of the Portfolio's assets are managed as follows:


REAMS CAPITAL
MANAGEMENT
COMPANY, LLC          Approximately 50% of the Portfolio's assets are managed by an investment subadviser that seeks securities of companies that have the potential of high returns. This subadviser uses quantitative research analysis, including probability-weighted scenario analysis, to supplement its fundamental research about these companies.



STERLING CAPITAL
MANAGEMENT
COMPANY Approximately 50% of the Portfolio's assets are managed by an investment subadviser that uses fundamental research to seek securities of companies and issuers trading at prices below their intrinsic value. This subadviser analyzes an issuer's intrinsic value by evaluating the issuer's normalized free cash flow and return on capital to supplement its fundamental research.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The All Pro Small Cap Value Portfolio is subject to MARKET RISK and FINANCIAL RISK. Investments held by the Portfolio entail a high degree of SMALL COMPANY RISK. Smaller companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. The prices of securities of smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.


These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE


The bar chart and table shown below provide an indication of the risks of investing in the All Pro Small Cap Value Portfolio by showing the Portfolio's performance over a 1-year period and by showing how the Portfolio's average annual returns for one year, and the period since inception, compare to those of the Wilshire Small Cap Value Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.


                                                                   ALL PRO SMALL CAP VALUE PORTFOLIO
                                                                   ---------------------------------
One Year                                                                         -8.05


During the 1-year period shown on the bar chart, the highest return for a quarter was 16.45% (quarter ended June 30, 1999) and the lowest return for a quarter was -21.90% (quarter ended September 30, 1998).



                AVERAGE ANNUAL TOTAL RETURN                   1 YEAR    FROM INCEPTION(1)
                ---------------------------                   ------    -----------------
Portfolio's Average Annual Total Return.....................  -8.05%         -15.31%
Wilshire Small Cap Value Index..............................  -1.41%         -10.96%


------------------------


(1) The Portfolio commenced operations on May 4, 1998.



The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

                      [This page intentionally left blank]

                           ABOUT THE OTHER PORTFOLIOS



The Fund currently offers seven additional Portfolios, each with different investment objectives and strategies. The Equity 500 Index and International Portfolios are managed by subadvisers selected by their investment adviser, MSIM. All of the other Portfolios are managed directly by their investment adviser, Sentinel Advisors Company ("SAC").



[ ]  THE EQUITY 500 INDEX PORTFOLIO



INVESTMENT OBJECTIVE



Long-term capital appreciation.



PRIMARY INVESTMENT STRATEGIES



The Equity 500 Index Portfolio invests primarily in common stocks included in the S&P 500 Composite Stock Price Index (the "S&P 500 Index").* The S&P 500 Index consists of approximately 500 selected common stocks, most of which are listed in the New York Stock Exchange. Standard & Poor's selects the stocks included in the S&P 500 Index on a market capitalization basis, and the S&P 500 Index is heavily weighted toward stocks with large capitalizations.



The Portfolio employs a passive management strategy designed to track the stock composition, on a market capitalization basis, of the S&P 500 Index. The subadviser purchases and sells securities for the Portfolio in an attempt to produce investment results that substantially duplicate the performance of the common stocks represented in the S&P 500 Index.



The Portfolio expects to substantially replicate the composition of the S&P 500 Index.



PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO



The Equity 500 Index Portfolio is subject to MARKET RISK and FINANCIAL RISK. For equity securities, market risk is the risk that the stock market as a whole may decline, depressing the price of securities in which the Portfolio invests. For equity securities, financial risk is the risk that the price of a particular issuer's stock may decline because of its financial results.



These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.



THE PORTFOLIO PERFORMANCE



The Equity 500 Index Portfolio commenced operations on February 7, 2000. Accordingly, we did not include a bar chart and average annual return information for the Portfolio.


---------------


* "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Provident Mutual Life Insurance Company and its affiliates and subsidiaries. The Equity 500 Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability or investing in the Portfolio. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

[ ]  THE INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE

Long-term growth of capital primarily through investments in a diversified portfolio of marketable equity securities of established foreign issuer companies.

PRIMARY INVESTMENT STRATEGIES


The International Portfolio invests primarily in equity securities of established foreign issuer companies and of companies organized in the United States but having their principal activities and interests outside the United States that the subadviser believes have potential for long-term capital growth. Many of these securities are non-dollar securities. The Portfolio also may invest in other foreign issuer securities such as those of foreign governments or agencies or instrumentalities of foreign governments.


Under normal market conditions, the Portfolio invests at least 75% of its total assets in the securities of foreign issuers located (or, in the case of the securities, traded) in at least five different countries other than the United States. Nonetheless, under certain economic and business conditions the Portfolio may invest up to 35% of its total assets in the securities of issuers located (or, in the case of the securities, traded) in any one of the following countries:

     - Australia

     - Canada

     - France

     - Japan

     - The United Kingdom

     - Germany


The International Portfolio also may invest in securities of foreign issuers in the form of sponsored and unsponsored ADRs, EDRs, and GDRs (see "Investment Techniques"). The International Portfolio may invest in restricted securities, including restricted securities eligible for resale to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. The International Portfolio also may, under normal market conditions, invest up to 35% of its total assets in investment-grade debt securities of foreign issuers. See "Risks of Investing in the Portfolios," below. The Portfolio engages in a VALUE-ORIENTED investing strategy, which is discussed on page 3.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO


The International Portfolio is subject to MARKET RISK and FINANCIAL RISK. The International Portfolio is subject to a significant degree of FOREIGN ISSUER AND NON-DOLLAR SECURITIES RISK. Securities of foreign issuers and non-dollar securities entail risks not associated with domestic securities or U.S. dollar-denominated securities. For example, foreign issuers often are subject to securities laws, and accounting and reporting practices, less stringent than those in the U.S., and they may be adversely impacted by political or economic instability or changes in currency exchange rates.



The Portfolio's investments in securities of issuers located in countries with emerging economies or securities markets entail EMERGING MARKETS RISK. The risks of investing in securities of foreign issuers and non-dollar securities are even greater in emerging markets than in Japan or most Western European countries. Emerging market countries are undergoing rapid development and may lack the social, political and economic stability characteristic of more developed countries.



These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE


The bar chart and table shown below provide an indication of the risks of investing in the International Portfolio by showing changes in the Portfolio's performance from year to year over an 8-year period and by showing how the Portfolio's average annual returns for one and five years, and the period since inception, compare to those of the Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.


                                                                        International Portfolio
1992                                                                                       -7.3
1993                                                                                      36.11
1994                                                                                       0.26
1995                                                                                      14.31
1996                                                                                      10.89
1997                                                                                       9.66
1998                                                                                      10.13
1999                                                                                      29.33


During the 8-year period shown in the bar chart, the highest return for a quarter was 15.71% (quarter ended December 31, 1998) and the lowest return for a quarter was 16.25% (quarter ended September 30, 1998).



        AVERAGE ANNUAL TOTAL RETURNS
 (FOR THE PERIODS ENDED DECEMBER 31, 1999)    PAST ONE YEAR    PAST 5 YEARS    FROM INCEPTION(1)
 -----------------------------------------    -------------    ------------    -----------------
International Portfolio.....................      29.33%          14.64%             11.50%
EAFE Index..................................      26.97%          12.83%             10.73%


-------------------------

(1) The Portfolio commenced operations on November 1, 1991.

The EAFE Index is a widely recognized, unmanaged index of more than 900 companies from Europe, Australia, Asia and the Far East. The EAFE Index reflects the prices of these common stocks translated into U.S. dollars with dividends reinvested net of any foreign taxes.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

                      [This page intentionally left blank]

[ ]  THE GROWTH PORTFOLIO

INVESTMENT OBJECTIVES

Intermediate and long-term growth of capital. A reasonable level of income is an important secondary objective.

PRIMARY INVESTMENT STRATEGIES


The Growth Portfolio invests primarily in common stocks of companies that the adviser believes offer above-average intermediate and long-term growth potential. The Portfolio purchases securities only of companies that have:


     - A minimum level of sales/revenue of $50 million per year in at least one recent year

     - Profitable operations (i.e., have some net income before non-recurring gains or losses)


Generally, the Portfolio holds common stocks listed on national securities exchanges, but it can hold up to 20% of its total assets in stocks only traded over-the-counter. The Portfolio also may invest in other equity securities and nonconvertible debt obligations. Often, the adviser follows a VALUE-ORIENTED investment strategy, which is discussed on page 3.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The Growth Portfolio is subject to MARKET RISK and FINANCIAL RISK. For equity securities, market risk is the risk that the stock market as a whole may decline, depressing the price of securities in which the Portfolio invests. For equity securities, financial risk is the risk that the price of a particular issuer's stock may decline because of its financial results.

In addition to these general risks, the Growth Portfolio may be subject to greater volatility over short periods of time because of its intermediate and long-term focus. The value of certain of its investments may rise or fall based on investor perception and attitude rather than economic valuations.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE


The bar chart and table shown below provide an indication of the risks of investing in the Growth Portfolio by showing changes in the Portfolio's performance from year to year over a 10-year period and by showing how the Portfolio's average annual returns for one, five, and ten years compare to those of the S&P 500 Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.


                                                                           GROWTH PORTFOLIO
                                                                           ----------------
1990                                                                              2.39
1991                                                                             18.50
1992                                                                              4.74
1993                                                                             10.21
1994                                                                              2.40
1995                                                                             30.39
1996                                                                             19.58
1997                                                                             24.32
1998                                                                             13.70
1999                                                                              2.98


During the 10-year period shown in the bar chart, the highest return for a quarter was 18.73% (quarter ended March 31, 1991) and the lowest return for a quarter was -11.73% (quarter ended September 30, 1998).



         AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED DECEMBER 31, 1999)     PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
   -----------------------------------------     -------------    ------------    -------------
Growth Portfolio...............................       2.98%          17.81%           12.53%
S&P 500 Index..................................      21.06%          28.58%           18.18%


The S&P 500 Index is a widely recognized, unmanaged index of 500 U.S. common stocks.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  THE AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

A high level of long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES

The Aggressive Growth Portfolio invests primarily in:

     - securities of companies in new or emerging industries

     - securities of small capitalization companies and/or unseasoned companies


Substantially all of the Portfolio's assets consist of equity securities of companies that the Adviser believes have better than average appreciation potential. The adviser selects these securities on the basis of their appreciation potential without restriction as to their type.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO


The Aggressive Growth Portfolio invests in securities that generally entail above-average MARKET RISK and FINANCIAL RISK. The Portfolio also is subject to SMALL COMPANY RISK. Smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. The prices of securities of smaller companies may fluctuate to a greater degree than the prices of securities of other issuers. Loss of money is a significant risk of investing in this Portfolio.



To the extent that it invests in certain securities, the Portfolio assumes additional risks relating to ADRs, GDRs, and EDRs (i.e., the risks of investing in the securities of foreign issuers and non-dollar securities). Securities of foreign issuers and non-dollar securities entail risks not associated with domestic securities or U.S. dollar-denominated securities. For example, foreign issuers often are subject to securities laws, and accounting and reporting practices, less stringent than those in the U.S., and they may be adversely impacted by political or economic instability or changes in currency exchange rates.



These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE


The bar chart and table shown below provide an indication of the risks of investing in the Aggressive Growth Portfolio by showing changes in the Portfolio's performance from year to year over a 10-year period and by showing how the Portfolio's average annual returns for one, five and ten years compare to those of the Russell 2000 Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.


                                                                      Aggressive Growth Portfolio
1990                                                                                        10.77
1991                                                                                        56.33
1992                                                                                         2.58
1993                                                                                          5.2
1994                                                                                            0
1995                                                                                        13.48
1996                                                                                           21
1997                                                                                        21.21
1998                                                                                         7.99
1999                                                                                        15.96


During the 10-year period shown in the bar chart, the highest return for a quarter was 27.72% (quarter ended March 31, 1991) and the lowest return for a quarter was -24.51% (quarter ended September 30, 1990).



         AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED DECEMBER 31, 1999)     PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
   -----------------------------------------     -------------    ------------    -------------
Aggressive Growth Portfolio....................      15.96%          15.82%           14.56%
Russell 2000 Index*............................      21.36%          16.78%           13.44%


-------------------------


* Price appreciation only.


The Russell 2000 Index is a widely recognized, unmanaged index of small capitalization companies.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  THE MANAGED PORTFOLIO

INVESTMENT OBJECTIVE

As high a level of long-term total rate of return as is consistent with prudent investment risk.

PRIMARY INVESTMENT STRATEGIES


The Managed Portfolio invests in securities that are permissible investments of the International, Growth, Aggressive Growth, Bond, and Money Market Portfolios. The adviser may invest the Managed Portfolio's assets solely in common stocks, solely in debt securities, solely in money market instruments, or in a combination of these types of investments. At least 75% of the value of the Managed Portfolio's total investment in corporate debt securities (other than commercial paper) consists of investment-grade securities, and the remaining 25% may be invested in such securities rated one category below investment grade. The Managed Portfolio also may invest in securities of foreign issuers, including those issuers located in countries with emerging economies and/or securities markets.


The Managed Portfolio's investment strategies may result in the Portfolio having a higher than average portfolio turnover rate. Higher portfolio turnover results in correspondingly increased brokerage expenses and other acquisition costs to the Portfolio.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO


The Managed Portfolio is subject to MARKET RISK, FINANCIAL RISK, CREDIT RISK and INTEREST RATE RISK. To the extent that it invests in certain securities, the Portfolio may assume additional risks relating to LOWER QUALITY DEBT INSTRUMENTS, SHORT-TERM TRADING, and SECURITIES OF FOREIGN ISSUERS AND NON-DOLLAR SECURITIES. Lower quality debt instruments are subject to above-average interest rate risk and credit risk, tend to have a higher default rate, and are speculative with only an adequate capacity to repay principal and interest. Short-term trading may result in higher turnover and transaction expenses for the Portfolio. Securities of foreign issuers and non-dollar securities entail risks not associated with domestic securities or U.S. dollar-denominated securities. For example, foreign issuers often are subject to securities laws, and accounting and reporting practices, less stringent than those in the U.S., and they may be adversely impacted by political or economic instability or changes in currency exchange rates. Securities of issuers located in emerging economies and/or securities markets may be more risky or volatile than other foreign securities.



In order to meet the Portfolio's investment objective, the adviser must determine the proper mix of equity, debt and money market securities. The adviser may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the Portfolio's overall objective.



These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Managed Portfolio by showing changes in the Portfolio's performance from year to year over a 10-year period and by showing how the Portfolio's average annual returns for one, five, and ten years compare to those of the S&P 500 Index and the Lehman Aggregate Bond Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                                                                           Managed Portfolio
1990                                                                                   -8.61
1991                                                                                   20.49
1992                                                                                   11.96
1993                                                                                   11.62
1994                                                                                   -1.82
1995                                                                                   24.43
1996                                                                                   11.88
1997                                                                                   21.23
1998                                                                                   12.54
1999                                                                                    0.75


During the 10-year period shown in the bar chart, the highest return for a quarter was 13.32% (quarter ended March 31, 1991) and the lowest return for a quarter was -15.85% (quarter ended September 30, 1990).



         AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED DECEMBER 31, 1999)     PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
   -----------------------------------------     -------------    ------------    -------------
Managed Portfolio..............................       0.75%          13.86%            9.96%
S&P 500 Index..................................      21.06%          28.58%           18.18%
Lehman Aggregate Bond Index....................      -0.82%           7.74%            7.86%


The Portfolio's investments in equity securities are compared to the S&P 500 Index, a widely recognized, unmanaged index of 500 U.S. common stocks.

The Portfolio's investments in debt securities are compared to the Lehman Aggregate Bond Index, a widely recognized, unmanaged index of bonds reflecting average prices in the bond market.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  THE BOND PORTFOLIO

INVESTMENT OBJECTIVE

A high level of current income consistent with prudent investment risk.

PRIMARY INVESTMENT STRATEGIES

The Bond Portfolio invests in a diversified portfolio of marketable debt securities of U.S. and foreign issuers. At least 75% of the value of the Bond Portfolio's total investment in corporate debt securities (other than commercial paper) consists of investment-grade securities, and the remaining 25% may be invested in such securities rated one category below investment grade. Securities of foreign issuers are purchased only if they are investment grade, denominated in U.S. dollars, and pay any income in U.S. dollars.

The Bond Portfolio may purchase securities that carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stock (of the same or of a different issuer) or participations based on revenues, sales or profits.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The Bond Portfolio is subject to MARKET RISK, CREDIT RISK and INTEREST RATE RISK. To the extent that it invests in certain securities, the Bond Portfolio may assume additional risks relating to LOWER QUALITY DEBT INSTRUMENTS, SHORT-TERM TRADING and SECURITIES OF FOREIGN ISSUERS. Lower quality debt instruments are subject to above-average interest rate risk and credit risk, tend to have a higher default rate, and are speculative with only an adequate capacity to repay principal and interest. Short-term trading may result in higher turnover and transaction expenses for the Portfolio. Securities of foreign issuers entail risks not associated with domestic securities. For example, foreign issuers often are subject to securities laws, and accounting and reporting practices, less stringent than those in the U.S., and they may be adversely impacted by political or economic instability or changes in currency exchange rates.


These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Bond Portfolio by showing changes in the Portfolio's performance from year to year over a 10-year period and by showing how the Portfolio's average annual returns for one, five, and ten years compare to those of the Lehman Aggregate Bond Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                                                                            Bond Portfolio
1990                                                                                  7.70
1991                                                                                 13.93
1992                                                                                  5.95
1993                                                                                 10.32
1994                                                                                 -5.62
1995                                                                                 20.45
1996                                                                                  2.86
1997                                                                                  9.50
1998                                                                                  8.22
1999                                                                                 -3.31


During the 10-year period shown in the bar chart, the highest return for a quarter was 7.32% (quarter ended June 30, 1995) and the lowest return for a quarter was -4.18% (quarter ended March 31, 1994).



         AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED DECEMBER 31, 1999)     PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
   -----------------------------------------     -------------    ------------    -------------
Bond Portfolio.................................      -3.31%           7.26%           6.75%
Lehman Aggregate Bond Index....................      -0.82%           7.74%           7.86%


The Lehman Aggregate Bond Index is a widely recognized, unmanaged index of bonds reflecting average prices in the bond market.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  THE MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE

Maximum current income consistent with capital preservation and liquidity.

PRIMARY INVESTMENT STRATEGIES


The Money Market Portfolio invests exclusively in U.S. dollar-denominated money market instruments that present minimal credit risks. These include U.S. government securities, bank obligations, repurchase agreements, commercial paper, and other corporate debt obligations. See Appendix A to the SAI for a complete discussion of the money market instruments in which the Portfolio may invest.



All of the Money Market Portfolio's money market instruments mature in 13 months or less. The average maturity of these securities, based on their weighted dollar value, does not exceed 90 days. The Portfolio intends to maintain a stable value of $1.00 per share. All of the Portfolio's assets are rated in the two highest short-term categories (or their unrated equivalents) by a nationally-recognized statistical rating organization ("Rating Agency"), and 95% of its assets are rated in the highest category (or its unrated equivalent) by a Rating Agency. A more detailed description of the rating categories is contained in the SAI.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

While the Money Market Portfolio only invests in high quality money market instruments, these investments are not entirely without risk. High quality money market instruments generally do not yield as high a level of income as longer-term or lower-grade securities. In addition, the yield of the Portfolio will vary with changes in interest rates. There is a remote possibility that the Portfolio's share value could fall below $1.00, which could reduce the value of an investment in the Portfolio.


To the extent that it invests in certain securities, the Money Market Portfolio may be affected by additional risks relating to REPURCHASE AGREEMENTS (credit risk) and WHEN-ISSUED SECURITIES (market, opportunity, and leverage risks). However, these risks are lessened by the high quality of the securities in which the Portfolio invests.


These risks are described in more detail later in this Prospectus. SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE


The bar chart and table shown below provide an indication of the risks of investing in the Money Market Portfolio by showing changes in the Portfolio's performance from year to year over a 10-year period and by showing the Portfolio's average annual returns for one, five, and ten years. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.


                                                                        MONEY MARKET PORTFOLIO
                                                                        ----------------------
1990                                                                             8.00
1991                                                                             5.69
1992                                                                             3.18
1993                                                                             2.59
1994                                                                             3.81
1995                                                                             5.61
1996                                                                             5.15
1997                                                                             5.33
1998                                                                             5.29
1999                                                                             4.91


During the 10-year period shown in the bar chart, the highest return for a quarter was 1.97% (quarter ended June 30, 1990) and the lowest return for a quarter was 0.62% (quarter ended June 30, 1993). The Portfolio's seven-day yield was 5.53% for the period ended December 31, 1999.



         AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED DECEMBER 31, 1999)     PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
   -----------------------------------------     -------------    ------------    -------------
Money Market Portfolio.........................       4.91%           5.26%           4.95%
Salomon Smith Barney 3-Month Treasury Index....       4.74%           5.21%           5.06%


The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

                      RISKS OF INVESTING IN THE PORTFOLIOS


Each Portfolio is subject to the risk that the Portfolio may not achieve its investment objective, and an investor may lose money (including the principal invested) by investing in the Portfolio. No one Portfolio alone should be considered a complete investment program, and any Portfolio's performance could fall below that of other possible investments.



Because each Portfolio invests in a different mix of securities and employs a different strategy for achieving the Portfolio's goals, the risks associated with each Portfolio vary. While the actual performance of any mutual fund cannot be predicted, investors should consider the possible risks associated with a Portfolio's investments. These risks include:



CORRELATION RISK. A measure of how closely two variables move together through time. For example, utility stocks tend to have a high degree of correlation because many of the same economic forces influence their share prices. Conversely, gold stock prices are not closely correlated with utility stock prices because they are influenced by very different factors. In building a diversified portfolio, investors often try to combine investments that aren't closely correlated with one another.


CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.


CURRENCY RISK. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may adversely affect the value of an investment. Currency fluctuations may negatively impact a Portfolio's investments and, therefore, the value of its portfolio even if the foreign stock has not declined in value in its own currency. For example:



     - A decline in the U.S. dollar value of other currencies would reduce the value of certain portfolio investments denominated in these currencies



     - A Portfolio may have to sell portfolio securities to pay dividends to shareholders if the exchange rate for the currency in which a Portfolio receives interest payments declines against the U.S. dollar before the interest is paid to shareholders.


EXTENSION RISK. The risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value.

FINANCIAL RISK. For debt securities, credit risk. For equity securities, the risk that the issuer's earning prospects and overall financial position will deteriorate, causing a decline in the security's value.


RISKS OF INVESTING IN SECURITIES OF FOREIGN ISSUERS AND NON-DOLLAR
SECURITIES. Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. These investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to these investments and in currency exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in securities of foreign issuers and non-dollar securities may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries, and, in certain markets, on certain occasions, these procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct these transactions. The inability of a Portfolio to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio investment or, if the Portfolio has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of the Portfolio, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.



The INTERNATIONAL PORTFOLIO and the MANAGED PORTFOLIO may invest in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. Political and economic structures and institutions in many of these countries are undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated assets of private companies. In addition, unanticipated political or social developments may affect the values of investments in these countries and the ability of a Portfolio to make additional investments in them. The small size, inexperience, and limited trading volume of the securities markets in certain of these countries may also make investments in these countries more volatile and less liquid than investments in securities traded in markets in Japan and Western European countries. As a result, these Portfolios may be required to establish special custody or other arrangements before making certain investments in these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in these issuers. The laws of some foreign countries may limit the ability of these Portfolios to invest in securities of certain issuers located or doing business in these countries.


HEDGING RISK. When a Portfolio hedges an asset it holds, any gain or loss generated by the hedge should be substantially offset by losses or gains on the hedged asset. Hedging is a useful way to reduce or eliminate risk of loss, but it also reduces or eliminates the potential for investment gains.

INFORMATION RISK. The risk that key information about a security or market is inaccurate or unavailable.


INTEREST RATE RISK. The risk that the market value of a debt or other income-bearing security will decline because of changes in prevailing interest rates. Generally, a rise in interest rates typically causes the market values of these securities to decline, particularly fixed-rate securities.



RISKS OF INVESTING IN LOWER QUALITY DEBT INSTRUMENTS. Lower quality debt instruments usually pay a higher interest rate than higher quality debt instruments, particularly lower quality debt instruments rated below investment-grade, but with the higher interest rate comes higher risks. Lower quality debt instruments may have the following characteristics:



     - Are speculative with only an adequate capacity to pay principal and interest;


     - Have a higher risk of default, tend to be less liquid, and may be more difficult to value;


     - Are issued by entities whose ability to make principal and interest payments is more likely than entities issuing higher-rated debt instruments to be affected by changes in economic conditions or other circumstances;



     - Have limited prospects for reaching investment-grade standing and, although unlikely, may be in default;

     - May be more severely affected than some other financial instruments by economic recession or substantial interest rate increases, by changing public perceptions of the market, or by legislation that limits their use in connection with corporate reorganizations or limits their tax or other advantages; and

     - Are more likely to react to developments affecting market risk and financial risk than are higher quality debt instruments, which react primarily to movements in the general level of interest rates.

LEVERAGE RISK. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A Portfolio's gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A Portfolio may also incur additional costs in taking a leveraged position (such as interest on borrowings) that may not be incurred in taking a non-leveraged position.

LIQUIDITY RISK. The risk that certain securities or other investments may be difficult or impossible to sell at the time the Portfolio would like to sell them or at the price the Portfolio values them.


MANAGEMENT RISK. The risk that a strategy used by a Portfolio's adviser or subadviser does not produce the intended result. For example, the adviser's or subadviser's judgment about the value or potential appreciation of a particular stock may prove to be incorrect.


MARKET RISK. The risk that the market value of a security may increase or decrease, sometimes rapidly and unpredictably, due to factors unrelated to the issuer. This risk is common to all stocks and bonds and the mutual funds that invest in them.

NATURAL EVENT RISK. The risk of losses attributable to natural disasters, crop failures and similar events.


OPPORTUNITY RISK. The risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.


POLITICAL RISK. The risk of losses directly attributable to government actions or political events of any sort. Foreign countries may experience political or social instability or diplomatic developments that could affect investments in those countries.


PREPAYMENT RISK. The risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments.



SMALL COMPANY RISK. The risk of investing in securities of smaller companies. These smaller companies may have limited product lines, markets, or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. These companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established issuers. As a result, the prices of securities of smaller companies may fluctuate to a greater degree than the prices of securities of other issuers. Although investing in securities of smaller companies offers potential for above-average returns, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value.


SPECULATION RISK. Speculation involves assuming a higher than average risk of loss in anticipation of gain. If a Portfolio uses a derivative contract or derivative security to speculate rather than hedge, it is directly exposed to the risks of that derivative contract or security. Gains or losses from speculative positions in a derivative contract or security may be substantially greater than the derivative contract or security's original cost.


VALUATION RISK. The risk that the market value of an investment falls substantially below the Portfolio's valuation of the investment. The risk may be exaggerated in volatile markets.

                             INVESTMENT TECHNIQUES

The Portfolios are permitted to use, within limits established by the Fund's directors, certain other securities and investment practices that have higher risks and opportunities associated with them. On the following pages are brief descriptions of these securities and practices, along with certain of their associated risks.

HIGHER-RISK SECURITIES AND PRACTICES

   SECURITY OR PRACTICE                DESCRIPTION                   RELATED RISKS
-----------------------------------------------------------------------------------------
American Depositary            ADRs are receipts typically    Market, currency,
Receipts (ADRs)                issued by a U.S. financial     information, natural event,
                               institution which evidence     and political risks (i.e.,
                               ownership of underlying        the risks of investing in
                               securities of foreign          foreign issuers and non-
                               corporate issuers.             dollar securities).
                               Generally, ADRs are in
                               registered form and are
                               designed for trading in
                               U.S. markets.
-----------------------------------------------------------------------------------------
Borrowing                      The borrowing of money from    Credit risk and interest
                               banks or through reverse       rate risks.
                               repurchase agreements. No
                               Portfolio will borrow money
                               for leveraging purposes.
-----------------------------------------------------------------------------------------
Writing Covered Call Option    A call option is the right     Interest rate, market,
Contracts on Securities        to purchase a security for     hedging, correlation,
                               an agreed-upon price at any    liquidity, credit, and
                               time prior to an expiration    opportunity risks.
                               date. By writing (selling)
                               a call option, a Portfolio
                               gives this right to a buyer
                               for a fee. A "covered" call
                               option contract is one
                               where the Portfolio owns
                               the securities subject to
                               the option so long as the
                               option is outstanding.
-----------------------------------------------------------------------------------------

   SECURITY OR PRACTICE                DESCRIPTION                   RELATED RISKS
-----------------------------------------------------------------------------------------
Emerging Market Securities     Any securities primarily       Credit, market, currency,
                               traded on exchanges (or        information, liquidity,
                               other markets) located in,     interest rate, valuation,
                               or issued by companies         natural event, and
                               organized or primarily         political risks and the
                               operating in, countries        risks of investing in
                               with emerging economies        securities of foreign
                               and/or securities markets      issuers and non-dollar
                               (typically located in Asia,    securities.
                               the Asia-Pacific region,
                               Eastern Europe, Central and
                               South America and Africa).
-----------------------------------------------------------------------------------------
European and Global            EDRs and GDRs are receipts     Market, currency,
Depositary Receipts (EDRs      evidencing an arrangement      information, natural event,
and GDRs)                      with a non-U.S. financial      and political risks (i.e.,
                               institution similar to that    the risks of investing in
                               for ADRs and are designed      securities of foreign
                               for use in non-U.S.            issuers and non-dollar
                               securities markets. EDRs       securities).
                               and GDRs are not
                               necessarily quoted in the
                               same currency as the
                               underlying security.
-----------------------------------------------------------------------------------------
Securities of Foreign          Securities of (1) companies    Market, currency,
Issuers                        organized outside the          information, interest rate,
                               United States, (2)             natural event, and
                               companies whose securities     political risks.
                               are principally traded
                               outside the United States,
                               and (3) foreign governments
                               or agencies and
                               instrumentalities of
                               foreign governments.
-----------------------------------------------------------------------------------------
Foreign Money Market           Short-term debt obligations    Market, currency,
Securities                     issued by foreign financial    information, interest rate,
                               institutions or by foreign     natural event, and
                               branches of U.S. financial     political risks.
                               institutions or foreign
                               issuers.
-----------------------------------------------------------------------------------------
Forward Foreign Currency       Contracts involving the        Currency, liquidity, credit
Exchange Contracts             right or obligation to buy     and leverage risks. When
                               or sell a given amount of      used for hedging, also has
                               foreign currency at a          hedging, correlation, and
                               specified price and future     opportunity risks.
                               date.
-----------------------------------------------------------------------------------------
Illiquid Assets                An investment that is          Liquidity, valuation and
                               difficult or impossible to     market risks.
                               sell at approximately the
                               time that a Portfolio would
                               like to sell it for the
                               price at which the
                               Portfolio values it.
-----------------------------------------------------------------------------------------

   SECURITY OR PRACTICE                DESCRIPTION                   RELATED RISKS
-----------------------------------------------------------------------------------------
Mortgage-Backed Securities     Securities backed by pools     Credit, extension,
                               of mortgages, including        prepayment, and interest
                               pass-through certificates      rate risks.
                               and collateralized mortgage
                               obligations (CMOs).
-----------------------------------------------------------------------------------------
Mortgage Dollar Rolls          A Portfolio sells              Interest rate and
                               securities for delivery in     prepayment, risks.
                               the current month and
                               simultaneously contracts
                               with the same counterparty
                               to repurchase similar
                               securities on a specified
                               future date. The Portfolio
                               may benefit to the extent
                               of any difference between
                               the price received for
                               securities sold and the
                               lower forward price for the
                               future purchase or fee
                               income plus the interest
                               earned on the cash proceeds
                               of the securities sold
                               until the settlement date
                               of the forward purchase.
-----------------------------------------------------------------------------------------
Non-Dollar Securities          Securities issued,             Currency and liquidity
                               denominated or quoted in       risks.
                               foreign currencies.
-----------------------------------------------------------------------------------------
Lower Quality Debt             Debt securities rated BB+      Credit, market, liquidity,
Instruments                    and below by S&P or Ba1 and    valuation, and information
                               below by Moody's (or           risks, and risks of
                               comparable unrated             investing in lower-quality
                               securities).                   debt instruments.
-----------------------------------------------------------------------------------------
Asset-Backed Securities        Securities backed primarily    Credit, extension,
                               by pools of non-mortgage       prepayment, and interest
                               related collateral such as     rate risks.
                               credit cards, auto loans,
                               equipment lease
                               receivables, etc.
-----------------------------------------------------------------------------------------
Equity Interests in Real       Pooled investment vehicles     Credit, market, financial,
Estate Investment Trusts       that invest primarily in       prepayment, extension, and
(REITs)                        income producing real          interest rate risks.
                               estate or real estate
                               related loans or interests.
                               REITs may include operating
                               companies that invest in
                               and manage income-producing
                               real estate or real
                               estate-related businesses.
-----------------------------------------------------------------------------------------

   SECURITY OR PRACTICE                DESCRIPTION                   RELATED RISKS
-----------------------------------------------------------------------------------------
Repurchase Agreements          The purchase of a security     Credit risk.
                               that the issuer agrees to
                               buy back later at the same
                               price plus interest.
-----------------------------------------------------------------------------------------
Reverse Repurchase             The lending of short-term      Leverage and credit risks.
Agreements                     debt securities; often used
                               to facilitate borrowing.
-----------------------------------------------------------------------------------------
Securities Lending             The lending of securities      Credit risk.
                               to financial institutions,
                               which provide cash or
                               government securities as
                               collateral.
-----------------------------------------------------------------------------------------
Short-Term Trading             Selling a security shortly     Market risk.
                               after purchase or
                               repurchasing it shortly
                               after it was sold (a
                               Portfolio engaging in
                               short-term trading will
                               have higher turnover and
                               transaction expenses).
-----------------------------------------------------------------------------------------
Small Capitalization           Smaller companies included     Market and small company
Companies                      in the Wilshire 5000 equity    risk.
                               universe that rank
                               typically from number 751
                               to number 2,500 by market
                               capitalization.
-----------------------------------------------------------------------------------------
Standard & Poor's              SPDRs are securities that      Market, hedging or
Depositary Receipts            represent ownership in a       speculation, leverage,
("SPDRs")                      long-term unit investment      correlation, liquidity, and
                               trust that holds a             opportunity.
                               portfolio of common stocks
                               designed to track the
                               performance of the S&P 500
                               Index.
-----------------------------------------------------------------------------------------

   SECURITY OR PRACTICE                DESCRIPTION                   RELATED RISKS
-----------------------------------------------------------------------------------------
Stock Index Futures            An agreement to buy or sell    Market, hedging or
Contracts and Options on       a specific amount of a         speculation, leverage,
Futures Contracts              stock index at a particular    correlation, liquidity, and
                               price on a stipulated          opportunity.
                               future date. Unlike an
                               option, a futures contract
                               obligates the buyer to buy
                               and the seller to sell the
                               underlying commodity or
                               financial instrument at the
                               agreed-upon price and date
                               or to pay or receive money
                               in an amount equal to such
                               price. An option on a
                               futures contract gives the
                               portfolio the right, for a
                               specified price, to sell or
                               to purchase the underlying
                               futures contract at any
                               time during the option
                               period.
-----------------------------------------------------------------------------------------
When-Issued Securities and     The purchase and sale of       Market, opportunity,
Forward Commitments            securities for delivery at     interest rate, credit, and
                               a future date; market value    leverage risks.
                               may change before delivery.
-----------------------------------------------------------------------------------------

HIGHER RISK SECURITIES AND PRACTICES TABLE. The following table shows each Portfolio's investment limitations with respect to certain higher risk securities and practices as a percentage of portfolio assets.

                               ALL       ALL       ALL       ALL
                               PRO       PRO       PRO       PRO
                              LARGE     LARGE     SMALL     SMALL                                     AGGRES-
                               CAP       CAP       CAP       CAP     EQUITY 500    INTER-              SIVE
                              GROWTH    VALUE    GROWTH     VALUE      INDEX      NATIONAL   GROWTH   GROWTH    MANAGED   BOND
                              ------   -------   -------   -------   ----------   --------   ------   -------   -------   ----
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------------------------------------------------------
Borrowing; Reverse
Repurchase Agreements.......    30        30        30        30         30          30        30        30        30      30
------------------------------------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls.......     x         x         x         x          x           x         x         x         *       *
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements.......     *         *         *         *          *           *         *         *         *       *
------------------------------------------------------------------------------------------------------------------------------
REITs.......................     @         @         @         @          *           @         @         @         @       @
------------------------------------------------------------------------------------------------------------------------------
Securities Lending..........    30        30        30        30         30          30        30        30        30      30
------------------------------------------------------------------------------------------------------------------------------
Short-term Trading..........     @         @         @         @          @           @         @         @         *       *
------------------------------------------------------------------------------------------------------------------------------
Smaller Capitalization
Companies...................     @         @         *         *          *           @         @         *         @       x
------------------------------------------------------------------------------------------------------------------------------
When-Issued Securities;
Forward Commitments.........    10        10        10        10         10          10        10        10        10      10
------------------------------------------------------------------------------------------------------------------------------
CONVENTIONAL SECURITIES
------------------------------------------------------------------------------------------------------------------------------
ADRs, EDRs and GDRs.........     *         *         *         *          *           @         @         *         *       *
------------------------------------------------------------------------------------------------------------------------------
Lower Quality Debt
Instruments.................     x         x         x         x          x           x         x         x        25(2)   25(2)
------------------------------------------------------------------------------------------------------------------------------
Securities of Foreign
Issuers and Non-Dollar
Securities..................   @25       @25       @25       @25        @25           *       @25       @25        25      25
------------------------------------------------------------------------------------------------------------------------------
Emerging Market
Securities..................     x         x         x         x          *           x         x         x         *       x
------------------------------------------------------------------------------------------------------------------------------
Illiquid Assets(1)..........    15        15        15        15          x          15        15        15        15      15
------------------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES AND
CONTRACTS
------------------------------------------------------------------------------------------------------------------------------
Forward Foreign Currency
Exchange Contracts..........     @         @         @         @          x           *         @         @         *       *
------------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed
Securities..................     x         x         x         x          x           x         x         x         *       *
------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's Depositary
Receipts....................     @         @         @         @          @           x         x         x         x       x
------------------------------------------------------------------------------------------------------------------------------
Stock Index Futures
Contracts...................     x         x         x         x          *           x         x         x         x       x
------------------------------------------------------------------------------------------------------------------------------


                              MONEY
                              MARKET
                              ------
INVESTMENT PRACTICES
-------------------------------------------
Borrowing; Reverse
Repurchase Agreements.......    30
--------------------------------------------------
Mortgage Dollar Rolls.......     x
---------------------------------------------------------
Repurchase Agreements.......     *
----------------------------------------------------------------
REITs.......................     @
-----------------------------------------------------------------------
Securities Lending..........    30
------------------------------------------------------------------------------
Short-term Trading..........     @
-------------------------------------------------------------------------------------
Smaller Capitalization
Companies...................     x
--------------------------------------------------------------------------------------------
When-Issued Securities;
Forward Commitments.........    10
---------------------------------------------------------------------------------------------------
CONVENTIONAL SECURITIES
----------------------------------------------------------------------------------------------------------
ADRs, EDRs and GDRs.........     x
-----------------------------------------------------------------------------------------------------------------
Lower Quality Debt
Instruments.................     x
------------------------------------------------------------------------------------------------------------------------
Securities of Foreign
Issuers and Non-Dollar
Securities..................    25
------------------------------------------------------------------------------------------------------------------------------
Emerging Market
Securities..................     x
------------------------------------------------------------------------------------------------------------------------------
Illiquid Assets(1)..........    10
------------------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES AND
CONTRACTS
------------------------------------------------------------------------------------------------------------------------------
Forward Foreign Currency
Exchange Contracts..........     *
------------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed
Securities..................     x
------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's Depositary
Receipts....................     x
------------------------------------------------------------------------------------------------------------------------------
Stock Index Futures
Contracts...................     x
------------------------------------------------------------------------------------------------------------------------------


(1) Numbers in this row refer to net, rather than total, assets.

(2) May only invest up to 25% of the value of its corporate debt securities (other than commercial paper) in such securities.

LEGEND

30 A number indicates the maximum percentage of total assets (but see note 1) that the Portfolio is permitted to invest in that practice or type of security. Numbers in this table show allowable usage only; for actual usage, consult the Portfolio's annual and semi-annual reports.

* A bold check mark means that there is no policy limitation on the Portfolio's usage of that practice or type of security, and that the Portfolio may be currently using that practice or investing in that type of security.

@ A thin check mark means that the Portfolio is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

x An "x" mark means that the Portfolio is not permitted to use that practice or invest in that type of security.

                                   MANAGEMENT

ADVISERS


Under the terms of each investment advisory agreement, Market Street Investment Management Company (MSIM) or Sentinel Advisors Company (SAC) (together, the "Advisers"), at their own expense and subject to the supervision of the Fund's board of directors, provide the appropriate Portfolio(s) with investment advice and manage, or arrange for the management of, the investment and reinvestment of a Portfolio's assets. The Advisers also perform research services and evaluate statistical and financial data relevant to a Portfolio's investment policies, and provide the Fund's directors with regular reports as to a Portfolio's overall investment plan, schedule of investments and other assets, and recent purchases and sales by a Portfolio. The compensation (as a percentage of each Portfolio's average daily net assets) paid monthly by the Fund to MSIM or SAC, as applicable, is described in the table below.



ALL PRO LARGE CAP GROWTH, ALL PRO LARGE CAP VALUE, ALL PRO SMALL CAP GROWTH, AND ALL PRO SMALL CAP VALUE PORTFOLIOS. MSIM serves as investment adviser for the All Pro Portfolios using a "manager-of-managers" approach by which MSIM allocates each All Pro Portfolio's assets among two or more "specialist" investment subadvisers. MSIM selects two or more subadvisers for each All Pro Portfolio based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. Short-term performance is not by itself a significant factor in selecting or terminating investment subadvisers, and, therefore, MSIM does not anticipate frequent changes in investment subadvisers. Criteria for employment of investment subadvisers include, but are not limited to, proven discipline and thoroughness in pursuit of stated investment objectives, long term above-average performance, an ability to preserve capital in declining markets, and the expertise and level of service of the investment subadviser's staff and organization. Investment subadvisers may have different investment styles and security selection disciplines.



MSIM selects subadvisers for an All Pro Portfolio that MSIM believes can invest segments of the Portfolio in a manner such that it overall will have characteristics and performance dynamics similar to the applicable Wilshire benchmark index. To this end, MSIM may select subadvisers that specialize in some but not necessarily all of the securities comprising the benchmark index. By using several subadvisers, MSIM can acquire the expertise that it believes will result in optimal performance for the Portfolio.



MSIM monitors the performance of each investment subadviser and of each All Pro Portfolio and, to the extent MSIM deems it appropriate to achieve a Portfolio's investment objective, reallocates Portfolio assets among individual subadvisers or recommends to the Fund that a Portfolio employ or terminate particular investment subadvisers. The Fund and MSIM may employ or terminate subadvisers without shareholder approval. In the event that a new subadviser is employed for a Portfolio, investors in that Portfolio will be sent additional information about the subadviser.



MSIM has retained Wilshire Associates Incorporated (Wilshire) as an investment management consultant to assist MSIM in identifying and evaluating the performance of potential subadvisers for each of the All Pro Portfolios. Wilshire does not participate in the selection of portfolio securities for any Portfolio or in any way participate in the day-to-day management of the All Pro Portfolios or the Fund. Wilshire assists MSIM in gathering data and performing the quantitative analysis necessary to identify the styles and past performance of potential subadvisers. Wilshire also assists MSIM in performing similar ongoing quantitative analysis of the performance of each All Pro Portfolio's subadvisers and in determining whether changes in a subadviser would be desirable for a Portfolio. Wilshire is located at 1299 Ocean Avenue, Suite 700, Santa Monica CA 90401.



On behalf of the All Pro Portfolios, and after consultation with Wilshire, MSIM has selected each of the subadvisers listed below.

SUBADVISERS TO THE ALL PRO LARGE CAP GROWTH PORTFOLIO. The assets of the All Pro Large Cap Growth Portfolio are managed in part by Cohen, Klingenstein & Marks, Inc. ("CKM") and in part by Geewax, Terker & Co. ("Geewax").



     CKM. CKM is an experienced large-capitalization manager. CKM offers no other products. CKM, which is located at 2112 Broadway, Suite 417, New York, New York, currently manages approximately $3.9 billion in assets.



     Geewax. Geewax has expertise in large-capitalization growth equity management. Geewax is located at 99 Starr St., Phoenixville, Pennsylvania and provides portfolio management for $7.6 billion in assets.



SUBADVISERS TO THE ALL PRO LARGE CAP VALUE PORTFOLIO. The assets of the All Pro Large Cap Value Portfolio are managed in part by Mellon Equity Associates, LLP ("Mellon Equity"), in part by Equinox Capital Management, Inc. ("Equinox"), and in part by Sanford C. Bernstein & Co., Inc. ("Bernstein").



     Mellon Equity. Mellon Equity, located at 500 Grant Street, Suite 4200, Pittsburgh, Pennsylvania is a Pennsylvania limited liability partnership. Mellon Bank, N.A. is the 99% limited partner and MMIP, Inc. is the 1% general partner of Mellon Equity. MMIP, Inc. is a wholly owned subsidiary of Mellon Bank, N.A. Mellon Equity manages all of its own research, portfolio management, marketing and client contact. Mellon Equity manages approximately $38 billion in assets.



     Equinox. Equinox is entirely dedicated to large-capitalization value style management. Equinox, which is located at 590 Madison Ave., 41st Floor, New York, New York, manages approximately $13.7 billion on behalf of institutions and individuals.



     Bernstein. Bernstein has over 30 years of experience in managing money for institutional clients and high net worth individuals. Bernstein, which is located at 767 Fifth Avenue, New York, New York 10153, currently manages over $87 billion in assets.



SUBADVISERS TO THE ALL PRO SMALL CAP GROWTH PORTFOLIO. The assets of the All Pro Small Cap Growth Portfolio are managed in part by Husic Capital Management ("Husic") and in part by Standish, Ayer and Wood ("SAW").



     Husic. Husic, located at 555 California Street, Suite 2900, San Francisco, California, offers products across the market capitalization spectrum and is dedicated to growth style management. Husic manages more than $4.2 billion on behalf of institutions and individuals.



     SAW. SAW is located at One Financial Center, Boston, Massachusetts. It emphasizes companies that have established a pattern of business success: above average growth, superior financial characteristics, superior business positions, and strong management. SAW has over $42 billion in equity assets under management.



SUBADVISERS TO THE ALL PRO SMALL CAP VALUE PORTFOLIO. The assets of the All Pro Small Cap Value Portfolio are managed in part by Reams Asset Management Company, LLC ("Reams"), and in part by Sterling Capital Management Company ("Sterling").


     Reams. Reams, located at 227 Washington Street, Columbus, Indiana, provides investment management services primarily to institutional clients. Reams offers small-cap and small- to mid-cap value products as well as fixed income products for its clients and has approximately $6 billion in assets under management.


     Sterling. Sterling, located at 301 South College Street, Charlotte, North Carolina, offers a small capitalization approach that focuses on the intrinsic worth of companies based on their normalized free cash flow. Sterling has total assets under management of approximately $3.5 billion, including approximately $250 million in small capitalization equity portfolios, for institutional and individual clients.

EQUITY 500 INDEX AND INTERNATIONAL PORTFOLIOS. MSIM serves as investment adviser for the Equity 500 Index and International Portfolios. MSIM is located at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312. MSIM has engaged State Street Global Advisors ("SSgA") to manage the investment and reinvestment of the Equity 500 Index Portfolio's assets, subject to monitoring by MSIMC and supervision by the Fund's board of directors. SSgA has over $550 billion in assets under management. SSgA is located at One International Place, Boston, MA 02110. MSIM has engaged The Boston Company Asset Management, Inc. ("TBC") to manage the investment and reinvestment of the International Portfolio's assets, subject to monitoring by MSIM and supervision by the Fund's board of directors. TBC is located at One Boston Place, Boston, MA 02108. TBC has assets under management of $20.3 billion.



GROWTH, AGGRESSIVE GROWTH, MANAGED, BOND, AND MONEY MARKET PORTFOLIOS. SAC serves as investment adviser for the Growth, Aggressive Growth, Managed, Bond, and Money Market Portfolios. SAC is located at One National Life Drive, Montpelier, Vermont 05604. SAC has assets under management of $3.9 billion.



COMPENSATION OF MSIM AND SAC



                                                                                     MAXIMUM
                                                           FEE PAID IN 1999        ANNUAL RATE
                                                           (AS % OF AVERAGE     (AS % OF AVERAGE
                  PORTFOLIO                    ADVISER    DAILY NET ASSETS)*    DAILY NET ASSETS)
                  ---------                    -------    ------------------    -----------------
All Pro Large Cap Growth.....................   MSIM             0.70%               0.70%
All Pro Large Cap Value......................   MSIM             0.70%               0.70%
All Pro Small Cap Growth.....................   MSIM             0.90%               0.90%
All Pro Small Cap Value......................   MSIM             0.90%               0.90%
Equity 500 Index.............................   MSIM              N/A**              0.24%
International................................   MSIM             0.75%               0.75%
Growth.......................................    SAC             0.32%               0.50%
Aggressive Growth............................    SAC             0.41%               0.50%
Managed......................................    SAC             0.40%               0.40%
Bond.........................................    SAC             0.35%               0.35%
Money Market.................................    SAC             0.25%               0.25%


-------------------------


 * With respect to each of the Portfolios (except the All Pro Portfolios and the Money Market Portfolio) the fee payable by a Portfolio to MSIM or SAC is graduated so that increases in the respective Portfolio's net assets may result in a lower fee and decreases in the Portfolio's net assets may result in a higher fee. The maximum annual rate payable to each Adviser is indicated by the right-hand column above. See "Management of the Fund" in the SAI for further information.



** Portfolio commenced operations on February 2, 2000.


PORTFOLIO MANAGERS


ALL PRO PORTFOLIOS. Assets of each of the All Pro Portfolios are managed by two or more subadvisers that have contracted with MSIM to bring a specific asset management strategy to the management of that Portfolio. Sarah Lange, CFA, President of MSIM, is the principal person responsible for evaluating the performance of subadvisers and recommending their employment or termination. Ms. Lange also serves as Chief Investment Officer and Senior Vice President of Provident Mutual Life Insurance Company. Ms. Lange has a B.A. in Economics from Dickinson College and an M.B.A. from Baruch College of the City University of New York. Ms. Lange is a Chartered Financial Analyst, and has been with MSIM since

1983. Ms. Lange has over 20 years investment experience and previous employers include Penn Mutual Life Insurance Company and Mellon Bank.


The table below summarizes the background data with respect to each subadviser's portfolio managers that provide the day to day management of the All Pro Portfolio's assets.


ALL PRO LARGE CAP        CKM:                     CKM's following investment professionals have
GROWTH PORTFOLIO:                                 served as portfolio managers to the All Pro Large
                                                  Cap Growth Portfolio since May 1, 1998: (1)
                                                  George M. Cohen: B.S. in Mathematics, Arizona
                                                  State University; joined CKM in 1981, began
                                                  investment experience in 1974; (2) Thomas D.
                                                  Klingenstein: B.A. in History, Williams College;
                                                  joined CKM in 1990, began investment experience
                                                  in 1974 and (3) Richard C. Marks: B.A. in
                                                  Physics, Adelphi University; joined CKM in 1981,
                                                  began investment experience in 1972.
                         Geewax:                  Geewax's following investment professionals have
                                                  served as portfolio managers to the All Pro Large
                                                  Cap Growth Portfolio since May 1, 1998: (1) John
                                                  J. Geewax: B.S., M.B.A., J.D., Ph.D. (ABD),
                                                  University of Pennsylvania; joined Geewax in
                                                  1982, began investment experience in 1980; and
                                                  (2) Christopher P. Ouimet: B.S., Albright
                                                  College; M.B.A., St. Joseph's University; joined
                                                  Geewax in 1994.
ALL PRO LARGE CAP VALUE  Mellon Equity:           Mellon Equity's following investment
PORTFOLIO                                         professionals have served as portfolio managers
                                                  to the All Pro Large Cap Value Portfolio since
                                                  May 1, 1998: (1) William P. Rydell, CFA: degree
                                                  in Economics, Wabash College; M.B.A., University
                                                  of Michigan; joined Mellon Equity in 1986, began
                                                  investment experience in 1973; (2) Robert A.
                                                  Wilk, CFA: B.S. in Management and Electrical
                                                  Engineering, M.I.T.; M.S. in Finance, M.I.T.;
                                                  joined Mellon Equity in 1990, began investment
                                                  experience in 1971; (3) John R. O'Toole, CFA:
                                                  B.A. in Economics, University of Pennsylvania;
                                                  M.B.A. in Finance, University of Chicago; Joined
                                                  Mellon Equity in 1990, began investment
                                                  experience in 1979.
                         Equinox:                 Equinox's following investment professionals have
                                                  served as portfolio managers to the All Pro Large
                                                  Cap Value Portfolio since May 1, 1998: (1) Ronald
                                                  J. Ulrich: degrees in Engineering and Business
                                                  Administration, Lehigh University; M.B.A. in
                                                  Corporate Finance, New York University; founded
                                                  Equinox in 1989, began investment experience in
                                                  1971; and (2) Wendy D. Lee, CFA: Summa Cum Laude
                                                  graduate from both Rutgers College and The
                                                  University of Chicago Graduate School of Business
                                                  with highest distinction in Economics, Finance
                                                  and Accounting; joined Equinox in 1992, began
                                                  investment experience in 1981.

                         Bernstein:               Bernstein's following investment professionals
                                                  have served as portfolio managers to the All Pro
                                                  Large Cap Value Portfolio since April 13, 2000:
                                                  (1) Marilyn G. Fedak, Chief Investment Officer
                                                  and Chairman of the U.S. Equity Investment Policy
                                                  Group at Bernstein since 1972; has managed
                                                  portfolio investments since 1976; joined
                                                  Bernstein in 1984; B.A. Smith College; M.B.A.,
                                                  Harvard Business School; and (2) Steven
                                                  Pisarkiewicz, with Bernstein since 1989; Senior
                                                  Portfolio Manager since 1997; B.S., University of
                                                  Missouri; M.B.A., University of California at
                                                  Berkeley.
ALL PRO SMALL CAP        Husic:                   Husic's following investment professionals have
GROWTH PORTFOLIO:                                 served as portfolio managers to the All Pro Small
                                                  Cap Growth Portfolio since May 1, 1998: Frank J.
                                                  Husic, CFA: B.S. Mathematics, Youngstown State
                                                  University; M.S. in Industrial Administration,
                                                  Carnegie Mellon University; M.A. Economics,
                                                  University of Pennsylvania; founded Husic in
                                                  1986, began investment experience in 1971; and
                                                  Ronald J. Leong, CFA: B.S. with High Honors in
                                                  Banking and Finance, San Francisco State
                                                  University; joined Husic in 1989, began
                                                  investment experience in 1989.
                         SAW:                     SAW's following investment professionals have
                                                  served as portfolio managers to the All Pro Small
                                                  Cap Growth Portfolio since May 1, 1998: (1)
                                                  Nicholas S. Battelle, CFA: degrees from Duke
                                                  University and Columbia University Graduate
                                                  School of Business; joined SAW in 1982 and began
                                                  investment experience in 1970; and (2) Jonathan
                                                  F. Stone: undergraduate degree from Brown
                                                  University and M.B.A. Harvard University; joined
                                                  SAW in 1997, began investment experience in 1990.
ALL PRO SMALL CAP VALUE  Reams:                   Reams' following investment professionals have
PORTFOLIO:                                        served as portfolio managers to the All Pro Small
                                                  Cap Value Portfolio since December 1999: (1)
                                                  David R. Milroy: B.B.A. and M.S., University of
                                                  Wisconsin; joined Reams in 1990 and began
                                                  investment experience in 1986; (2) Fred W. Reams:
                                                  B.A. and M.A., Western Michigan University;
                                                  joined Reams in 1981, and began investment
                                                  experience in 1967.
                         Sterling:                Sterling's following investment professionals
                                                  have served as portfolio managers to the All Pro
                                                  Small Cap Value Portfolio since February 2000:
                                                  (1) David M. Ralston: B.S.B.A., Appalachian State
                                                  University; joined Sterling in 1991; (2) Brian R.
                                                  Walton, CFA: B.S., Indiana University; M.B.A.,
                                                  University of NC-Chapel Hill; joined Sterling in
                                                  1995; and (3) Eduardo A. Brea, CFA: B.S.
                                                  University of Florida; M.B.A., University of
                                                  South Florida; joined Sterling in 1995.

GROWTH, AGGRESSIVE GROWTH, MANAGED, BOND AND MONEY MARKET
PORTFOLIOS. Respecting the Growth, Aggressive Growth, Managed, Bond and Money Market Portfolios, SAC employs a team approach in managing the Portfolios. The management teams comprise a lead portfolio manager, other portfolio managers and research analysts. Each team includes members with one or more areas of expertise and shares the responsibility for providing ideas, information and knowledge in managing the Portfolios. Rodney A. Buck, Chief Executive Officer of SAC, is also Chairman and Chief Executive Officer of National Life Investment Management Company, Inc., and Senior Vice President and Chief Investment Officer of NLIC. Mr. Buck has been employed by SAC or its affiliates since 1972. There are three investment management teams: an Equity Value Team, headed by Van Harissis, Senior Vice President of SAC; an Equity Growth Team, headed by Robert
L. Lee, Senior Vice President of SAC; and a Fixed Income Team, headed by David
M. Brownlee, Senior Vice President of SAC.



Each of Messrs. Buck, Harissis, Lee and Brownlee is a Chartered Financial Analyst. Messrs. Lee and Brownlee joined SAC in 1993. Mr. Harissis joined SAC in June 1999.



INTERNATIONAL PORTFOLIO. Sandor Cseh, Senior Vice President and Director of International of TBC, and D. Kirk Henry, Senior Vice President of TBC, have been the co-managers for the International Portfolio since 1991. Mr. Cseh has over 23 years experience in investment management. Mr. Henry has over 17 years experience in investment management.



EQUITY 500 INDEX PORTFOLIO. The Equity 500 Index Portfolio is managed by Anne Eisenburg, Portfolio Manager and Principal from State Street Global Advisors using a computer program.



GROWTH PORTFOLIO. The Growth Portfolio is managed by The Equity Value Team led by Mr. Harissis. Prior to joining SAC, Mr. Harissis was a managing director and portfolio manager at Phoenix Investment Partners from 1995 to 1999. Previously, he was a portfolio manager at Howe & Rusling.



AGGRESSIVE GROWTH PORTFOLIO. The Aggressive Growth Portfolio is managed by Scott T. Brayman, Vice President of SAC, and Mr. Lee. Mr. Brayman and Mr. Lee have been the lead portfolio managers of the Portfolio since 1997. Mr. Brayman is a Chartered Financial Analyst, and has been with SAC since 1995. He has been involved with the Aggressive Growth Portfolio since he joined SAC. Prior to joining SAC, he was associated with Argyle Capital Management, Inc.



MANAGED PORTFOLIO. The Managed Portfolio is managed by a team consisting of Mr. Buck, Mr. Harissis, and Mr. Brownlee. Mr. Buck has been the Portfolio's portfolio manager since 1993.



BOND PORTFOLIO. The Bond Portfolio is managed by Mr. Brownlee and William C. Kane, Vice President of SAC. Mr. Kane is a Chartered Financial Analyst, and has been employed by SAC or its affiliates since 1992.



MONEY MARKET PORTFOLIO. The Money Market Portfolio is managed by Darlene Coppola, Money Market Trader of SAC. Ms. Coppola has been employed by SAC or its affiliates since 1974.

                        DESCRIPTION OF THE FUND'S SHARES

GENERAL


The Fund issues a separate class of shares of common stock for each Portfolio. The Fund may establish additional portfolios in the future and additional classes of shares for the new portfolios.



Based on current federal securities law requirements, the Fund expects that its insurance company shareholders will offer owners of their variable life insurance contracts and variable annuity contracts the opportunity to instruct the shareholders as to how to vote shares allocable to their contracts regarding certain matters, such as the election of directors and, absent exemptive relief from the requirements of section 15 of the Investment Company Act of 1940, the approval of investment advisory agreements. The Fund currently has such section 15 exemptive relief for the All Pro Portfolios and other Portfolios, subject to certain conditions. Fund shares not attributable to variable life insurance or annuity contracts, or for which no timely instructions are received by insurance company shareholders, are voted by each insurance company in the same proportion as the voting instructions that are received by that company for all contracts of the company participating in each Portfolio. The voting instructions received from contract holders may be disregarded in certain circumstances that are described in the prospectuses for the variable contracts.


DETERMINATION OF NET ASSET VALUE


The net asset value per share of each Portfolio (except the Money Market Portfolio) is normally determined once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, on each day when the New York Stock Exchange is open for business. The net asset value of the Money Market Portfolio is normally determined once daily on each day that both the New York Stock Exchange and the Federal Reserve Bank are open for business. The New York Stock Exchange and the Federal Reserve Bank each is scheduled to be open Monday through Friday throughout the year, except for certain respective federal and other holidays. The net asset value of each Portfolio is computed by dividing the sum of the value of the Portfolio's securities, cash, and other assets, minus all liabilities, by the total number of outstanding shares of the Portfolio.


The value of each Portfolio's securities and assets, except those of the Money Market Portfolio and certain short-term debt securities held by any of the other Portfolios, is determined on the basis of their market values. All of the securities and assets of the Money Market Portfolio and short-term debt securities having remaining maturities of sixty days or less held by any of the other Portfolios are valued by the amortized cost method, which approximates market value. Investments for which market quotations are not readily available are valued at their fair value as determined in good faith by, or under authority delegated by, the Fund's board of directors. A Portfolio may invest in securities primarily listed on foreign exchanges that trade on days when the Portfolio does not price its shares. Therefore, the net asset value of the Portfolio's shares may change on days when shareholders may not be able to redeem Portfolio shares. See "Determination of Net Asset Value" in the SAI.

OFFER, PURCHASE AND REDEMPTION OF SHARES


Shares of the Fund are not available directly to the public. Currently, shares of the Fund are sold, without sales charge, at each Portfolio's net asset value per share, only to variable life insurance and variable annuity separate accounts of Provident Mutual Life Insurance Company ("Provident Mutual") and Providentmutual Life and Annuity Company of America ("PLACA"); and to variable life insurance separate accounts of National Life Insurance Company ("NLIC"). In the future, the Fund may offer shares of one or more of the Portfolios (including new portfolios that might be added to the Fund) to other separate accounts of Provident Mutual, PLACA, or NLIC to support variable life insurance policies or variable annuity contracts, or shares may also be sold to other insurance company separate accounts to fund variable life insurance policies and variable annuity contracts. The price per share is based on the next daily calculation of net asset value after an order is placed.


Shares of the Portfolios are sold in a continuous offering and are authorized to be offered to insurance company separate accounts to support variable life insurance contracts and variable annuity contracts. Net premiums or net purchase payments under the respective contract or contracts are placed in one or more subaccounts of a separate account, and the assets of each separate account are invested in the shares of the Portfolio corresponding to that subaccount. A separate account purchases and redeems shares of the Portfolios for its subaccounts at net asset value without sales or redemption charges.



On each day that a Portfolio's net asset value is calculated, a separate account transmits to the Fund any orders to purchase or redeem shares of the Portfolio(s) based on the premiums, purchase payments, redemption (surrender) requests, and transfer requests from contract owners, annuitants, and beneficiaries that have been processed on that day. A separate account purchases and redeems shares of each Portfolio at the Portfolio's net asset value per share calculated as of the same day, although these purchases and redemptions may be executed the next morning. Money received by the Fund from a separate account for the purchase of shares of the International Portfolio may not be invested by that Portfolio until the day following the execution of the purchases.


Please refer to the separate prospectus for each separate account and its related contract for a more detailed description of the procedures whereby a contract owner, annuitant, or beneficiary may allocate his or her interest in a separate account to a subaccount using the shares of one of the Portfolios as an underlying investment medium.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Fund intends that each of the Portfolios will continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and will meet certain diversification requirements applicable to mutual funds underlying variable insurance products. For a discussion regarding what it means to qualify as a RIC and a general discussion concerning some of the possible tax consequences associated with the operation of the Fund, please refer to the section entitled "Taxes" in the SAI.

Shares of the Portfolios are offered only to insurance company separate accounts. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable life insurance or variable annuity contracts. Accordingly, no gain or loss should be recognized on account of ordinary income or capital gains distributions to the Fund's insurance company shareholders or upon the sale or redemption of shares of the Portfolios. Please refer to the appropriate tax disclosure in the respective prospectuses for a separate account and its related contract for more information on the taxation of life insurance companies, separate accounts, as well as the tax treatment of variable life insurance and variable annuity contracts and the holders thereof.

For more information about the tax status of the Fund, see "Taxes" in the SAI.

                  APPENDIX A -- TERMS USED IN THIS PROSPECTUS


ADVISER:  Any of the investment advisers and subadvisers to the Portfolios.



     - Market Street Investment Management Company ("MSIM") (formerly, Providentmutual Investment Management Company) serves as investment adviser to the All Pro Portfolios, the Equity 500 Index Portfolio, and the International Portfolio.


     - The Boston Company Asset Management, Inc. ("TBC") serves as investment subadviser to the International Portfolio

     - State Street Global Advisors ("SSgA") serves as investment subadviser to the Equity 500 Index Portfolio.

     - Several investment subadvisers serve as portfolio managers for the All Pro Portfolios


     - Sentinel Advisors Company ("SAC") serves as investment adviser to the Growth, Aggressive Growth, Managed, Bond, and Money Market Portfolios



     - A non-discretionary investment management consultant, Wilshire Associates Incorporated ("Wilshire"), assists MSIM in identifying and evaluating investment subadvisers to the All Pro Portfolios.


EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.


FOREIGN ISSUERS: (1) Companies organized outside the United States, (2) companies whose securities are principally traded outside of the United States, and (3) foreign governments and agencies or instrumentalities of foreign governments.



INVESTMENT-GRADE SECURITIES: Securities rated, at the time of purchase, "investment grade" by a nationally-recognized statistical rating organization ("Rating Agency") (e.g. Baa3 or higher by Moody's Investors Service ("Moody's") or BBB- or higher by Standard & Poor's ("S&P")) or unrated securities that the Adviser or a subadviser determines to be of comparable quality. (See Appendix A to the statement of additional information for an explanation of ratings.)


NON-DOLLAR SECURITIES:  Securities denominated or quoted in a foreign currency.

PRIMARILY: Where the description of a Portfolio indicates that it invests primarily in certain types of securities, this means that, under normal circumstances, it invests at least 65% of its total assets in such securities.

SAI: The Fund's statement of additional information, or SAI, contains additional information about the Fund and the Portfolios and has been filed with the Securities and Exchange Commission. Investors may obtain a free copy of the SAI by contacting the Fund at the toll-free number or address shown on the back cover page of this prospectus.

                       APPENDIX B -- FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio's (except the Equity 500 Index and All Pro Portfolios) financial performance for the past 5 years and for each All Pro Portfolio's financial performance for the periods presented since commencement of operations in 1998. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for each fiscal period has been audited by PricewaterhouseCoopers LLP, independent accountants. The accountants' report, along with the Fund's financial statements, are attached to the SAI, which is available upon request.



                                                                    ALL PRO LARGE CAP
                                                                     GROWTH PORTFOLIO
                                                                  (FOR THE PERIOD ENDED)
                                                               ----------------------------
                                                                 01/01/99       05/04/98(a)
                                                                    TO              TO
                                                                 12/31/99        12/31/98
                                                               -------------    -----------
Net asset value, beginning of period........................      $ 11.77         $ 10.00
                                                                  -------         -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................................         (.01)            .00
  Net realized and unrealized gain (loss) on investments....         3.01            1.77
                                                                  -------         -------
     Total from investment operations.......................         3.00            1.77
                                                                  -------         -------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net investment income......         (.00)           (.00)
  Dividends to shareholders from net capital gains..........         (.00)           (.00)
                                                                  -------         -------
     Total distributions....................................         (.00)           (.00)
                                                                  -------         -------
Net asset value, end of period..............................      $ 14.77         $ 11.77
                                                                  =======         =======
     Total return(b)........................................        25.52%          17.70%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)..........................       37,961          14,307
  Ratios of expenses to average net assets(c)(annualized)...          .89%            .90%
  Ratios of net investment income to average net assets
     (annualized)...........................................         (.09)%           .04%
  Portfolio turnover........................................           83%             64%


-------------------------

(a)  Commencement of operations.

(b)  Total returns for periods less than one year are not annualized.


(c) Expense ratio before reimbursement of expenses by affiliated insurance company for the year ended December 31, 1999 and the period ended December 31, 1998 were 0.89% and 0.92% (annualized), respectively.

                                                                   ALL PRO LARGE CAP
                                                                    VALUE PORTFOLIO
                                                                (FOR THE PERIODS ENDED)
                                                              ----------------------------
                                                                01/01/99       05/04/98(a)
                                                                   TO              TO
                                                                12/31/99        12/31/98
                                                              -------------    -----------
Net asset value, beginning of period........................     $  9.90         $ 10.00
                                                                 -------         -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................................         .09             .07
  Net realized and unrealized gain (loss) on investments....         .06            (.17)
                                                                 -------         -------
     Total from investment operations.......................         .15            (.10)
                                                                 -------         -------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net investment income......        (.07)           (.00)
  Dividends to shareholders from net capital gains..........        (.00)           (.00)
                                                                 -------         -------
     Total distributions....................................        (.07)           (.00)
                                                                 -------         -------
Net asset value, end of period..............................     $  9.98         $  9.90
                                                                 =======         =======
     Total return(b)........................................        1.49%          (1.00)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)..........................      24,319          15,616
  Ratios of expenses to average net assets(c)(annualized)...         .91%            .95%
  Ratios of net investment income to average net assets
     (annualized)...........................................        1.07%           1.31%
  Portfolio turnover........................................          64%             39%


-------------------------

(a)  Commencement of operations.

(b)  Total returns for periods less than one year are not annualized.


(c) Expense ratio before reimbursement of expenses by affiliated insurance company for the year ended December 31, 1999 and the period ended December 31, 1998 were 0.91% and 0.97% (annualized), respectively.

                                                                   ALL PRO SMALL CAP
                                                                    GROWTH PORTFOLIO
                                                                (FOR THE PERIODS ENDED)
                                                              ----------------------------
                                                                01/01/99       05/04/98(a)
                                                                   TO              TO
                                                                12/31/99        12/31/98
                                                              -------------    -----------
Net asset value, beginning of period........................     $  9.80         $10.00
                                                                 -------         ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................................        (.04)          (.01)
  Net realized and unrealized gain (loss) on investments....        9.07           (.19)
                                                                 -------         ------
     Total from investment operations.......................        9.03           (.20)
                                                                 -------         ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net investment income......        (.00)          (.00)
  Dividends to shareholders from net capital gains..........        (.00)          (.00)
                                                                 -------         ------
     Total distributions....................................        (.00)          (.00)
                                                                 -------         ------
Net asset value, end of period..............................     $ 18.83         $ 9.80
                                                                 =======         ======
     Total return(b)........................................       92.14%         (2.00)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)..........................      45,200          9,685
  Ratios of expenses to average net assets(c)
     (annualized)...........................................        1.11%          1.24%
  Ratios of net investment income to average net assets
     (annualized)...........................................        (.57)%         (.14)%
  Portfolio turnover........................................         114%            82%


-------------------------

(a)  Commencement of operations.

(b)  Total returns for periods less than one year are not annualized.


(c) Expense ratio before reimbursement of expenses by affiliated insurance company for the year ended December 31, 1999 and the period ended December 31, 1998 were 1.11% and 1.25% (annualized), respectively.

                                                                   ALL PRO SMALL CAP
                                                                    VALUE PORTFOLIO
                                                                (FOR THE PERIODS ENDED)
                                                              ----------------------------
                                                                01/01/99       05/04/98(a)
                                                                   TO              TO
                                                                12/31/99        12/31/98
                                                              -------------    -----------
Net asset value, beginning of period........................     $  8.25         $10.00
                                                                 -------         ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................................         .02            .02
  Net realized and unrealized gain (loss) on investments....        (.68)         (1.77)
                                                                 -------         ------
     Total from investment operations.......................        (.66)         (1.75)
                                                                 -------         ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net investment income......        (.02)          (.00)
  Dividends to shareholders from net capital gains..........        (.00)          (.00)
                                                                 -------         ------
     Total distributions....................................        (.02)          (.00)
                                                                 -------         ------
Net asset value, end of period..............................     $  7.57         $ 8.25
                                                                 =======         ======
     Total return(b)........................................       (8.05)%       (17.50)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)..........................      11,300          8,073
  Ratios of expenses to average net assets(c)(annualized)...        1.20%          1.28%
  Ratios of net investment income to average net assets
     (annualized)...........................................         .39%           .48%
  Portfolio turnover........................................         114%            38%


-------------------------

(a)  Commencement of operations.

(b)  Total returns for periods less than one year are not annualized.


(c) Expense ratio before reimbursement of expenses by affiliated insurance company for the year ended December 31, 1999 and the period ended December 31, 1998 were 1.21% and 1.36% (annualized), respectively.

                                                     INTERNATIONAL PORTFOLIO
                                                         (FOR YEAR ENDED)
                                          ----------------------------------------------
                                           1999      1998      1997      1996      1995
                                          ------    ------    ------    ------    ------
Net asset value, beginning of period....  $13.85    $13.61    $13.41    $12.86    $11.63
                                          ------    ------    ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.................     .19       .15       .11       .11       .16
  Net realized and unrealized gain
     (loss) on investments..............    3.61      1.14      1.08      1.23      1.45
                                          ------    ------    ------    ------    ------
     Total from investment
       operations.......................    3.80      1.29      1.19      1.34      1.61
                                          ------    ------    ------    ------    ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
     investment income..................    (.16)     (.10)     (.11)     (.16)     (.07)
  Dividends to shareholders from net
     capital gains......................    (.81)     (.95)     (.88)     (.63)     (.31)
                                          ------    ------    ------    ------    ------
     Total distributions................    (.97)    (1.05)     (.99)     (.79)     (.38)
                                          ------    ------    ------    ------    ------
Net asset value, end of period..........  $16.68    $13.85    $13.61    $13.41    $12.86
                                          ======    ======    ======    ======    ======
     Total return.......................   29.33%    10.13%     9.66%    10.89%    14.31%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)......  88,796    71,363    62,513    50,955    36,642
  Ratios of expenses to average net
     assets (annualized)(a).............     .98%     1.00%     1.02%     1.05%     1.15%
  Ratios of net investment income to
     average net assets (annualized)....    1.32%     1.18%     1.13%     1.08%     1.21%
  Portfolio turnover....................      41%       37%       37%       35%       45%


-------------------------


(a) Expense ratios before reimbursement of expenses by affiliated insurance company and fee waivers by the administrator for the years ended December 31, 1999, 1998, 1997, 1996 and 1995 were as follows: 0.98%, 1.00%, 1.02%,
     1.05% and 1.15%, respectively.

                                                           GROWTH PORTFOLIO
                                                           (FOR YEAR ENDED)
                                       --------------------------------------------------------
                                         1999        1998      1997(a)       1996        1995
                                       --------    --------    --------    --------    --------
Net asset value, beginning of
  period...........................    $  18.82    $  19.46    $  18.10    $  16.36    $  14.00
                                       --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income............         .27         .27         .35         .46         .47
  Net realized and unrealized gain
     (loss) on investments.........         .28        1.97        3.49        2.54        3.41
                                       --------    --------    --------    --------    --------
     Total from investment
       operations..................         .55        2.24        3.84        3.00        3.88
                                       --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
  Dividends to shareholders from
     net investment income.........        (.06)       (.29)       (.38)       (.48)       (.46)
  Dividends to shareholders from
     net capital gains.............        (.37)      (2.59)      (2.10)       (.78)      (1.06)
                                       --------    --------    --------    --------    --------
     Total distributions...........        (.43)      (2.88)      (2.48)      (1.26)      (1.52)
                                       --------    --------    --------    --------    --------
Net asset value, end of period.....    $  18.94    $  18.82    $  19.46    $  18.10    $  16.36
                                       ========    ========    ========    ========    ========
     Total Return..................        2.98%      13.70%      24.32%      19.58%      30.39%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     $(000)........................     302,262     315,299     267,389     198,948     161,899
  Ratios of expenses to average net
     assets (annualized)(b)........         .48%        .46%        .43%        .50%        .61%
  Ratios of net investment income
     to average net assets
     (annualized)..................        1.35%       1.53%       2.01%       2.80%       3.20%
  Portfolio turnover rate..........          46%         30%        108%         72%         61%


-------------------------

(a) On May 1, 1997, the investment adviser was changed from Newbold's Asset Management, Inc. to Sentinel Advisors Company.


(b) Expense ratios before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1999, 1998, 1997, 1996 and 1995 were as follows: 0.48%, 0.47%, 0.43%, 0.50% and 0.61%, respectively.

                                                     AGGRESSIVE GROWTH PORTFOLIO
                                                           (FOR YEAR ENDED)
                                        ------------------------------------------------------
                                         1999       1998        1997        1996        1995
                                        ------    --------    --------    --------    --------
Net asset value, beginning of
  period..............................  $21.91    $ 22.19     $ 18.52     $ 17.38     $ 15.45
                                        ------    -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............     .11        .11         .17         .17         .20
  Net realized and unrealized gain
     (loss) on investments............    2.89       1.50        3.72        3.03        1.86
                                        ------    -------     -------     -------     -------
     Total from investment
       operations.....................    3.00       1.61        3.89        3.20        2.06
                                        ------    -------     -------     -------     -------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
     investment income................    (.11)      (.18)       (.18)       (.19)       (.00)
  Dividends to shareholders from net
     capital gains....................   (2.83)     (1.71)       (.04)      (1.87)       (.13)
                                        ------    -------     -------     -------     -------
     Total distributions..............   (2.94)     (1.89)       (.22)      (2.06)       (.13)
                                        ------    -------     -------     -------     -------
Net asset value, end of period........  $21.97    $ 21.91     $ 22.19     $ 18.52     $ 17.38
                                        ======    =======     =======     =======     =======
     Total return.....................   15.96%      7.99%      21.21%      21.00%      13.48%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)....  62,513     56,495      48,574      34,098      23,822
  Ratios of expenses to average net
     assets (annualized)(a)...........     .57%       .61%        .63%        .68%        .76%
  Ratios of net investment income to
     average net assets
     (annualized).....................     .59%       .56%        .95%       1.14%       1.32%
  Portfolio turnover..................      46%        41%         37%         47%         89%


-------------------------


(a) Expense ratios before reimbursement of expenses by affiliated insurance company and fee waivers by the administrator for the years ended December 31, 1999, 1998, 1997, 1996 and 1995 were as follows: 0.57%, 0.62%, 0.63%,
     0.68% and 0.76%, respectively.

                                                       MANAGED PORTFOLIO
                                                       (FOR YEAR ENDED)
                                     -----------------------------------------------------
                                      1999      1998        1997        1996        1995
                                     ------   --------    --------    --------    --------
Net asset value, beginning of
  period...........................  $17.68   $ 17.06     $ 14.68     $ 14.19     $ 11.94
                                     ------   -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income............     .54       .54         .54         .51         .55
  Net realized and unrealized gain
     (loss) on investments.........    (.41)     1.45        2.49        1.07        2.28
                                     ------   -------     -------     -------     -------
     Total from investment
       operations..................     .13      1.99        3.03        1.58        2.83
                                     ------   -------     -------     -------     -------
LESS DISTRIBUTIONS:
  Dividends to shareholders from
     net investment income.........    (.13)     (.55)       (.53)       (.51)       (.57)
  Dividends to shareholders from
     net capital gains.............    (.89)     (.82)       (.12)       (.58)       (.01)
                                     ------   -------     -------     -------     -------
     Total distributions...........   (1.02)    (1.37)       (.65)      (1.09)       (.58)
                                     ------   -------     -------     -------     -------
Net asset value, end of period.....  $16.79   $ 17.68     $ 17.06     $ 14.68     $ 14.19
                                     ======   =======     =======     =======     =======
     Total return..................    0.75%    12.54%      21.23%      11.88%      24.43%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     $(000)........................  73,986    67,805      56,068      43,431      36,002
  Ratios of expenses to average net
     assets (annualized)(a)........     .57%      .57%        .58%        .60%        .66%
  Ratios of net investment income
     to average net assets
     (annualized)..................    3.25%     3.22%       3.47%       3.68%       4.22%
  Portfolio turnover rate..........     156%      203%         99%        106%        130%


-------------------------


(a) Expense ratios before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1999, 1998, 1997, 1996 and 1995 were as follows: 0.57%, 0.58%, 0.58%, 0.60% and 0.66%, respectively.

                                                         BOND PORTFOLIO
                                                        (FOR YEAR ENDED)
                                     -------------------------------------------------------
                                      1999        1998        1997        1996        1995
                                     -------    --------    --------    --------    --------
Net asset value, beginning of
  period...........................  $ 11.22     $10.98      $10.67      $11.00      $ 9.73
                                     -------     ------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income............      .62        .63         .64         .63         .65
  Net realized and unrealized gain
     (loss) on investments.........     (.99)       .25         .33        (.34)       1.27
                                     -------     ------      ------      ------      ------
       Total from investment
          operations...............     (.37)       .88         .97         .29        1.92
                                     -------     ------      ------      ------      ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from
     net investment income.........     (.15)      (.64)       (.66)       (.62)       (.65)
  Dividends to shareholders from
     net capital gains.............     (.12)      (.00)       (.00)       (.00)       (.00)
                                     -------     ------      ------      ------      ------
       Total distributions.........     (.27)      (.64)       (.66)       (.62)       (.65)
                                     -------     ------      ------      ------      ------
Net asset value, end of period.....  $ 10.58     $11.22      $10.98      $10.67      $11.00
                                     =======     ======      ======      ======      ======
       Total return................    (3.31)%     8.22%       9.50%       2.86%      20.45%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     $(000)........................   38,182     36,846      23,350      17,087      14,402
  Ratios of expenses to average net
     assets (annualized)(a)........      .52%       .53%        .57%         56%        .60%
  Ratios of net investment income
     to average net assets
     (annualized)..................     6.19%      6.03%       6.24%       6.08%       6.36%
  Portfolio turnover rate..........      202%       163%        105%        133%        206%


-------------------------


(a) Expense ratios before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1999, 1998, 1997, 1996 and 1995 were as follows 0.52%, 0.55%, 0.57%, 0.56% and 0.60%, respectively.

                                                             MONEY MARKET PORTFOLIO
                                                                (FOR YEAR ENDED)
                                                  ---------------------------------------------
                                                    1999      1998     1997    1996(a)    1995
                                                  --------   ------   ------   -------   ------
Net asset value, beginning of period............     $1.00    $1.00    $1.00    $1.00     $1.00
                                                  --------   ------   ------   ------    ------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.........................       .05      .05      .05      .05       .05
                                                  --------   ------   ------   ------    ------
     Total from investment
       operations...............................       .05      .05      .05      .05       .05
                                                  --------   ------   ------   ------    ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net investment
     income.....................................      (.05)    (.05)    (.05)    (.05)     (.05)
                                                  --------   ------   ------   ------    ------
     Total Distributions........................      (.05)    (.05)    (.05)    (.05)     (.05)
                                                  --------   ------   ------   ------    ------
Net asset value, end of period..................     $1.00    $1.00    $1.00    $1.00     $1.00
                                                  ========   ======   ======   ======    ======
     Total return...............................      4.91%    5.29%    5.33%    5.15%     5.61%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)..............   116,887   91,453   64,339   54,197    34,165
  Ratios of expenses to average net assets
     (annualized)(b)............................      0.40%     .40%     .39%     .44%      .50%
  Ratios of net investment income to average net
     assets (annualized)........................      4.81%    5.15%    5.21%    5.03%     5.47%


-------------------------


(a) On May 1, 1996 the investment adviser was changed from Providentmutual Investment Management Company to Sentinel Advisors Company.



(b) Expense ratios before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1999, 1998, 1997, 1996 and 1995 were as follows: 0.40%, 0.42%, 0.39%, 0.44%, and 0.50% respectively.

                      APPENDIX C -- PLAN OF REORGANIZATION



On April 24, 2000, the Fund's Board of Directors approved a Plan of Reorganization, Redomestication and Pro-Rata Distribution pursuant to which the Fund, a Maryland corporation, will reorganize into a Delaware business trust. The Board reviewed materials concerning the proposed reorganization and concluded that the reorganization would be beneficial to the Fund in that it would allow the surviving entity to, among other things, take advantage of provisions of Delaware law that are favorable to mutual funds. There will be no change in the investment objective, investment policies, fees or investment advisers of each Portfolio of the Fund as a result of the reorganization. The successor entity will continue to be an investment company registered under the Investment Company Act of 1940. The reorganization is subject to approval by Fund shareholders. Shareholders will receive a proxy statement soliciting their approval. The proxy statement will describe in greater detail various aspects of the reorganization and the Board's reasons for recommending its approval. The reorganization is also dependent on receipt of an exemptive order from the Securities and Exchange Commission (the "SEC") approving certain transactions that will occur as part of the reorganization. There is no assurance when or if the SEC will issue the necessary exemptive order.



On April 20, 2000, National Life Insurance Company, on its own and on behalf of its variable annuity and variable life insurance separate accounts that are the record owners of shares of certain Fund portfolios, filed a "substitution" exemptive application with the SEC seeking an exemptive order which would permit NLIC to redeem the Fund shares currently held by its separate accounts and reinvest the proceeds in shares of other investment companies. As of March 31, 2000, NLIC separate accounts represented the following percentage of the affected Portfolios:



                                              APPROXIMATE PERCENT
                                              REPRESENTED BY NLIC      TOTAL PORTFOLIO
               PORTFOLIOS                      SEPARATE ACCOUNTS           ASSETS
               ----------                     -------------------      ---------------
International                                         6.76%             $ 85,758,773
Growth                                                4.43%             $287,792,731
Aggressive Growth                                     5.60%             $ 70,334,092
Managed                                               9.28%             $ 70,771,653
Bond                                                 14.08%             $ 36,770,055
Money Market                                          8.00%             $105,695,893



Assuming the SEC exemptive order is issued permitting the substitution, contemporaneous with the substitution, it is currently anticipated that SAC(1) will resign as the investment adviser to the Fund's Growth, Aggressive Growth, Bond, Managed and Money Market Portfolios. The Fund's Board of Directors is considering what steps it will take to ensure that these portfolios thereafter receive high quality investment advisory and management services. Among the options it is considering is relying on an SEC exemptive rule and retaining new investment advisers for a period of not more than 150 days. During the 150 day period, the Board will solicit the statutorily required shareholder approval of new investment advisory agreements with the investment advisers the Board selects. During this interim period, the investment advisory fees will not exceed those the Portfolios are currently paying and there will be no change in the investment objectives and policies of the Portfolios.



It is currently anticipated that MSIM will propose that the Fund's Board approve MSIM, in place of SAC, as investment adviser to the Fund's Growth, Aggressive Growth, Bond, Managed and Money Market Portfolios. The result could be that one or more of these Portfolios would be managed using the "manager-of-managers" approach, retaining "specialist" investment subadvisers, and involving compensation levels, in the general manner described for other Portfolios under "Management."


---------------


(1) SAC's officers and investment personnel are all employees of NLIC or its affiliates. SAC is located at NLIC's premises in Montpelier, Vermont.

                     ADDITIONAL INFORMATION ABOUT THE FUND

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS:

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"):


The SAI, which contains additional information about the Fund, has been filed with the SEC and is incorporated herein by reference. Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.


A free copy of the Fund's SAI and annual and semi-annual reports may be obtained and further inquiries can be made by calling the Fund at 1-800-688-5177 or by writing to the Fund at 103 Bellevue Parkway, Wilmington, Delaware 19809.

Investment Company Act File No.: 811-4350

                            MARKET STREET FUND, INC.

                                   PROSPECTUS


                                  May 1, 2000


                            [ ]  The Money Market Portfolio

                            [ ]  The Growth Portfolio

                            [ ]  The Bond Portfolio

                            [ ]  The Managed Portfolio

                            [ ]  The Aggressive Growth Portfolio

                            [ ]  The Sentinel Growth Portfolio

                            [ ]  The International Portfolio

This prospectus provides essential information about these portfolios. For your benefit and protection, please read it and keep it for future reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED SHARES OF THE FUND OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


OVERVIEW....................................................             2
ABOUT THE PORTFOLIOS........................................             4
  The Money Market Portfolio................................             4
  The Growth Portfolio......................................             6
  The Bond Portfolio........................................             8
  The Managed Portfolio.....................................            10
  The Aggressive Growth Portfolio...........................            12
  The Sentinel Growth Portfolio.............................            14
  The International Portfolio...............................            16
RISKS OF INVESTING IN THE PORTFOLIOS........................            18
INVESTMENT TECHNIQUES.......................................            21
MANAGEMENT..................................................            26
DESCRIPTION OF THE FUND'S SHARES............................            28
ADDITIONAL INFORMATION ABOUT THE FUND.......................    back cover
APPENDIX A -- TERMS USED IN THIS PROSPECTUS.................           A-1
APPENDIX B -- FINANCIAL HIGHLIGHTS..........................           B-1

                                    OVERVIEW

This prospectus describes seven Portfolios offered by the Fund. Each is a separate investment portfolio with its own investment objective or objectives, policies, restrictions and risks. An investor should consider each Portfolio separately to determine if it is an appropriate investment. There is no assurance that a Portfolio will achieve its investment objective or objectives, and investors should not consider any one Portfolio alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Portfolio.


The different types of securities, investments, and investment techniques used by each Portfolio all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation. Moreover, an investment in any stock is subject to the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt and other income bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). As described below, an investment in certain of the Portfolios entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign investments or securities of issuers in new or emerging industries. See "Risks of Investing in the Portfolios," below.


The following chart provides a brief outline of the relative principal characteristics of each Portfolio:

                            MARKET STREET FUND, INC.


                          GROWTH                             SHORT-TERM
  NAME OF PORTFOLIO      POTENTIAL      INCOME POTENTIAL        RISK         TYPICAL INVESTMENTS
---------------------  -------------    ----------------    -------------    -------------------
Money Market.........  None             Low-Moderate        Low              Money Market
                                                                             Instruments
Growth...............  High             Moderate            Moderate         Equity Securities
                                                                             of U.S. Companies
Bond.................  Moderate         Moderate            Moderate         Income Bearing Debt
                                                                             Securities
Managed..............  Moderate-High    Moderate            Moderate-High    Permissible
                                                                             Investments for
                                                                             Other Portfolios
Aggressive Growth....  High             Low                 High             Equity Securities
                                                                             of U.S. Companies
Sentinel Growth......  High             Moderate            Moderate         Equity Securities
                                                                             of U.S. Companies
International........  High             Low                 High             Securities of
                                                                             Foreign Issuers


The investment objective or objectives of each Portfolio are fundamental and may not be changed unless authorized by the vote of a majority of the outstanding voting shares of the Portfolio. The investment policies of each Portfolio are not fundamental and may be changed by the Fund's board of directors without shareholder approval, unless otherwise stated in this Prospectus or the statement of additional information.

Notwithstanding their investment objective(s), each Portfolio may, in unusual market conditions, for temporary defensive purposes, invest all or part of their assets in cash and/or money market instruments of the type in which the Money Market Portfolio may invest. To the extent that a Portfolio adopts a temporary defensive position, it may not achieve its investment objective.


SHARES OF THE FUND AND THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE MONEY MARKET PORTFOLIO SEEKS TO PRESERVE THE VALUE OF AN INVESTMENT AT $1.00 PER SHARE, BUT IT IS POSSIBLE, ALTHOUGH UNLIKELY, THAT THE PORTFOLIO MAY NOT BE ABLE TO DO SO. AN INVESTMENT IN THE FUND AND THE PORTFOLIOS IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF MONEY INVESTED.


Shares of the Portfolios are only available through the purchase of certain variable annuity and variable life insurance contracts (the "variable contracts") issued by various life insurance companies, some of which may be affiliated persons of the Portfolios. This prospectus should be read in conjunction with the separate prospectus for each separate account and its related policy and retained for future reference.

See "Appendix A -- Terms Used in This Prospectus" for more information about some of the terms we use in this prospectus.

                              ABOUT THE PORTFOLIOS

[ ]  THE MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE

Maximum current income consistent with capital preservation and liquidity.

PRIMARY INVESTMENT STRATEGIES


The Money Market Portfolio invests exclusively in U.S. dollar-denominated money market instruments that present minimal credit risks. These include U.S. government securities, bank obligations, repurchase agreements, commercial paper, and other corporate debt obligations. See Appendix A to the SAI for a complete discussion of the money market instruments in which the Portfolio may invest.



All of the Money Market Portfolio's money market instruments mature in 13 months or less. The average maturity of these securities, based on their weighted dollar value, does not exceed 90 days. The Portfolio intends to maintain a stable value of $1.00 per share. All of the Portfolio's assets are rated in the two highest short-term categories (or their unrated equivalents) by an NRSRO, and 95% of its assets are rated in the highest category (or its unrated equivalent) by an NRSRO. A more detailed description of the rating categories is contained in the SAI.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

While the Money Market Portfolio only invests in high quality money market instruments, these investments are not entirely without risk. High quality money market instruments generally do not yield as high a level of income as longer-term or lower-grade securities. In addition, the yield of the Portfolio will vary with changes in interest rates. There is a remote possibility that the Portfolio's share value could fall below $1.00, which could reduce the value of an investment in the Portfolio.


To the extent that it invests in certain securities, the Money Market Portfolio may be affected by additional risks relating to REPURCHASE AGREEMENTS (credit risk) and WHEN-ISSUED SECURITIES (market, opportunity, and leverage risks). However, these risks are lessened by the high quality of the securities in which the Portfolio invests.


These risks are described in more detail later in this Prospectus. SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Money Market Portfolio by showing changes in the Portfolio's performance from year to year over a 10-year period and by showing the Portfolio's average annual returns for one, five, and ten years. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.
[MARKET STREET FUND]

                                                                        MONEY MARKET PORTFOLIO
                                                                        ----------------------
1990                                                                             8.00
1991                                                                             5.69
1992                                                                             3.18
1993                                                                             2.59
1994                                                                             3.81
1995                                                                             5.61
1996                                                                             5.15
1997                                                                             5.33
1998                                                                             5.29
1999                                                                             4.91


During the 10-year period shown in the bar chart, the highest return for a quarter was 1.97% (quarter ended June 30, 1990) and the lowest return for a quarter was 0.62% (quarter ended June 30, 1993). The Portfolio's seven day yield was 5.53% as of December 31, 1999.



         AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED DECEMBER 31, 1999)     PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
   -----------------------------------------     -------------    ------------    -------------
Money Market Portfolio.........................      4.91%           5.26%            4.95%
Salomon Smith Barney 3-Month Treasury Index....      4.74%           5.21%            5.06%


The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  THE GROWTH PORTFOLIO

INVESTMENT OBJECTIVES

Intermediate and long-term growth of capital. A reasonable level of income is an important secondary objective.

PRIMARY INVESTMENT STRATEGIES

The Growth Portfolio invests primarily in common stocks of companies that the Adviser believes offer above-average intermediate and long-term growth potential. The Portfolio purchases securities only of companies that have:

     - A minimum level of sales/revenue of $50 million per year in at least one recent year

     - Profitable operations (i.e., have some net income before non-recurring gains or losses)


Generally, the Portfolio holds common stocks listed on national securities exchanges, but it can hold up to 20% of its total assets in stocks only traded over-the-counter. The Portfolio also may invest in other equity securities and nonconvertible debt obligations. Often, the Adviser follows a VALUE ORIENTED investment strategy.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The Growth Portfolio is subject to MARKET RISK and FINANCIAL RISK. For equity securities, market risk is the risk that the stock market as a whole may decline, depressing the price of securities in which the Portfolio invests. For equity securities, financial risk is the risk that the price of a particular issuer's stock may decline because of its financial results.

In addition to these general risks, the Growth Portfolio may be subject to greater volatility over short periods of time because of its intermediate and long-term focus. Certain of its investments may rise or fall based on investor perception and attitude rather than economic valuations.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Growth Portfolio by showing changes in the Portfolio's performance from year to year over a 10-year period and by showing how the Portfolio's average annual returns for one, five, and ten years compare to those of the S&P 500 Composite Stock Price Index (the "S&P 500 Index"). How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.
[GROWTH PORTFOLIO]

                                                                           GROWTH PORTFOLIO
                                                                           ----------------
1990                                                                              2.39
1991                                                                             18.50
1992                                                                              4.74
1993                                                                             10.21
1994                                                                              2.40
1995                                                                             30.39
1996                                                                             19.58
1997                                                                             24.32
1998                                                                             13.70
1999                                                                              2.98


During the 10-year period shown in the bar chart, the highest return for a quarter was 18.73% (quarter ended March 31, 1991) and the lowest return for a quarter was -11.73% (quarter ended September 30, 1998).



         AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED DECEMBER 31, 1999)     PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
   -----------------------------------------     -------------    ------------    -------------
Growth Portfolio...............................      2.98%           17.81%          12.53%
S&P 500 Index..................................     21.06%           28.58%          18.18%


The S&P 500 Index is a widely recognized, unmanaged index of 500 U.S. common stocks.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  THE BOND PORTFOLIO

INVESTMENT OBJECTIVE

A high level of current income consistent with prudent investment risk.

PRIMARY INVESTMENT STRATEGIES

The Bond Portfolio invests in a diversified portfolio of marketable debt securities of U.S. and foreign issuers. At least 75% of the value of the Bond Portfolio's total investment in corporate debt securities (other than commercial paper) consists of investment-grade securities, and the remaining 25% may be invested in such securities rated one category below investment grade. Securities of foreign issuers are purchased only if they are investment grade, denominated in U.S. dollars, and pay any income in U.S. dollars.

The Bond Portfolio may purchase securities that carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stock (of the same or of a different issuer) or participations based on revenues, sales or profits.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The Bond Portfolio is subject to MARKET RISK, CREDIT RISK and INTEREST RATE RISK. To the extent that it invests in certain securities, the Bond Portfolio may assume additional risks relating to LOWER QUALITY DEBT INSTRUMENTS, SHORT-TERM TRADING and SECURITIES OF FOREIGN ISSUERS. Lower quality debt instruments are subject to above-average interest rate risk and credit risk, tend to have a higher default rate, and are speculative with only an adequate capacity to repay principal and interest. Short-term trading may result in higher turnover and transaction expenses for the Portfolio. Securities of foreign issuers entail risks not associated with domestic securities. For example, foreign issuers often are subject to securities laws, and accounting and reporting practices, less stringent than those in the U.S., and they may be adversely impacted by political or economic instability or changes in currency exchange rates.


These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Bond Portfolio by showing changes in the Portfolio's performance from year to year over a 10-year period and by showing how the Portfolio's average annual returns for one, five, and ten years compare to those of the Lehman Aggregate Bond Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.
[BOND PORTFOLIO]

                                                                            Bond Portfolio
1990                                                                                  7.70
1991                                                                                 13.93
1992                                                                                  5.95
1993                                                                                 10.32
1994                                                                                 -5.62
1995                                                                                 20.45
1996                                                                                  2.86
1997                                                                                  9.50
1998                                                                                  8.22
1999                                                                                 -3.31


During the 10-year period shown in the bar chart, the highest return for a quarter was 7.32% (quarter ended June 30, 1995) and the lowest return for a quarter was -4.18% (quarter ended March 31, 1994).



         AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED DECEMBER 31, 1999)     PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
   -----------------------------------------     -------------    ------------    -------------
Bond Portfolio.................................     -3.31%           7.26%            6.75%
Lehman Aggregate Bond Index....................     -0.82%           7.74%            7.86%


The Lehman Aggregate Bond Index is a widely recognized, unmanaged index of bonds reflecting average prices in the bond market.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  THE MANAGED PORTFOLIO

INVESTMENT OBJECTIVE

As high a level of long-term total rate of return as is consistent with prudent investment risk.

PRIMARY INVESTMENT STRATEGIES


The Managed Portfolio invests in securities that are permissible investments of the Money Market, Growth, Bond, Aggressive Growth, Sentinel Growth and International Portfolios. The Adviser may invest the Managed Portfolio's assets solely in common stocks, solely in debt securities, solely in money market instruments, or in a combination of these types of investments. At least 75% of the value of the Managed Portfolio's total investment in corporate debt securities (other than commercial paper) consists of investment-grade securities, and the remaining 25% may be invested in such securities rated one category below investment grade. The Managed Portfolio also may invest in securities of foreign issuers, including those issuers located in countries with emerging economies and/or securities markets.


The Managed Portfolio's investment strategies may result in the Portfolio having a higher than average portfolio turnover rate. Higher portfolio turnover results in correspondingly increased brokerage expenses and other acquisition costs to the Portfolio.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO


The Managed Portfolio is subject to MARKET RISK, FINANCIAL RISK, CREDIT RISK and INTEREST RATE RISK. To the extent that it invests in certain securities, the Portfolio may assume additional risks relating to LOWER QUALITY DEBT INSTRUMENTS, SHORT-TERM TRADING and SECURITIES OF FOREIGN ISSUERS AND NON-DOLLAR SECURITIES. Lower quality debt instruments are subject to above-average interest rate risk and credit risk, tend to have a higher default rate, and are speculative with only an adequate capacity to repay principal and interest. Short-term trading may result in higher turnover and transaction expenses for the Portfolio. Securities of foreign issuers and non-dollar securities entail risks not associated with domestic securities or U.S. dollar-denominated securities. For example, foreign issuers often are subject to securities laws, and accounting and reporting practices, less stringent than those in the U.S., and they may be adversely impacted by political or economic instability or changes in currency exchange rates. Securities of issuers located in emerging economies and/or securities markets may be more risky than other foreign securities.



In order to meet the Portfolio's investment objective, the Adviser must determine the proper mix of equity, debt and money market securities. The Adviser may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the Portfolio's overall objective.



These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Managed Portfolio by showing changes in the Portfolio's performance from year to year over a 10-year period and by showing how the Portfolio's average annual returns for one, five, and ten years compare to those of the S&P 500 Index and the Lehman Aggregate Bond Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.
[MANAGED PORTFOLIO]

                                                                           Managed Portfolio
1990                                                                                   -8.61
1991                                                                                   20.49
1992                                                                                   11.96
1993                                                                                   11.62
1994                                                                                   -1.82
1995                                                                                   24.43
1996                                                                                   11.88
1997                                                                                   21.23
1998                                                                                   12.54
1999                                                                                    0.75


During the 10-year period shown in the bar chart, the highest return for a quarter was 13.32% (quarter ended March 31, 1991) and the lowest return for a quarter was -15.85% (quarter ended September 30, 1990).



        AVERAGE ANNUAL TOTAL RETURNS
  (FOR THE PERIODS ENDED DECEMBER 31, 1999)      PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
  -----------------------------------------      -------------    ------------    -------------
Managed Portfolio............................        0.75%           13.86%           9.96%
S&P 500 Index................................       21.06%           28.58%          18.18%
Lehman Aggregate Bond Index..................       -0.82%            7.74%           7.86%


The Portfolio's investments in equity securities are compared to the S&P 500 Index, a widely recognized, unmanaged index of 500 U.S. common stocks.

The Portfolio's investments in debt securities are compared to the Lehman Aggregate Bond Index, a widely recognized, unmanaged index of bonds reflecting average prices in the bond market.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  THE AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

A high level of long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES

The Aggressive Growth Portfolio invests primarily in:

     -  securities of companies in new or emerging industries

     -  securities of small capitalization companies and/or unseasoned companies


Substantially all of the Portfolio's assets consist of equity securities of companies that the Adviser believes have better than average appreciation potential. The Adviser selects these securities on the basis of their appreciation potential without restriction as to their type.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO


The Aggressive Growth Portfolio invests in securities that generally entail above-average MARKET RISK and FINANCIAL RISK. The Portfolio also is subject to SMALL COMPANY RISK. Smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. The prices of securities of smaller companies may fluctuate to a greater degree than the prices of securities of other issuers. Loss of money is a significant risk of investing in this Portfolio.



To the extent that it invests in certain securities, the Portfolio may assume additional risks relating to ADRs, GDRs and EDRs (i.e., the risks of investing in the securities of foreign issuers and non-dollar securities). Securities of foreign issuers and non-dollar securities entail risks not associated with domestic securities or U.S. dollar-denominated securities. For example, foreign issuers often are subject to securities laws, and accounting and reporting practices, less stringent than those in the U.S., and they may be adversely impacted by political or economic instability or changes in currency exchange rates.



These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE


The bar chart and table shown below provide an indication of the risks of investing in the Aggressive Growth Portfolio by showing changes in the Portfolio's performance from year to year over a 10-year period and by showing how the Portfolio's average annual returns for one, five and ten years compare to those of the Russell 2000 Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[MARKET STREET FUND AGGRESSIVE GROWTH PORTFOLIO BAR CHART]

                                                                           Managed Portfolio
1990                                                                                   10.77
1991                                                                                   56.33
1992                                                                                    2.58
1993                                                                                    5.20
1994                                                                                    0.00
1995                                                                                   13.48
1996                                                                                   21.00
1997                                                                                   21.21
1998                                                                                    7.99
1999                                                                                   15.96


During the 10-year period shown in the bar chart, the highest return for a quarter was 27.72% (quarter ended March 31, 1991) and the lowest return for a quarter was -24.51% (quarter ended September 30, 1990).



         AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED DECEMBER 31, 1999)     PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
   -----------------------------------------     -------------    ------------    -------------
Aggressive Growth Portfolio....................      15.96%          15.82%           14.56%
Russell 2000 Index*............................      21.36%          16.78%           13.44%


-------------------------


* Price appreciation only.


The Russell 2000 Index is a widely recognized, unmanaged index of small capitalization companies.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  THE SENTINEL GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES


The Sentinel Growth Portfolio invests in equity securities of well-established companies that the Adviser believes have more favorable growth potential than that of the U.S. economy as a whole. These companies generally exhibit positive growth factors and experienced managements. Under normal market conditions, this Portfolio is fully invested in equity securities, however, the Portfolio may temporarily invest in income-bearing securities.


The Adviser favors growth potential rather than portfolio diversification in selecting securities for the Portfolio. The Adviser does not use income as a factor in selecting the Portfolio's investments. If the Adviser believes it to be appropriate, it may invest up to 25% of the Portfolio's total assets in securities of companies within a single industry.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The Sentinel Growth Portfolio is subject to MARKET RISK and FINANCIAL RISK. To the extent the Portfolio emphasizes investment in a single industry, economic and market factors affecting that industry will have a greater impact on the Portfolio. These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE


The bar chart and table shown below provide an indication of the risks of investing in the Sentinel Growth Portfolio by showing changes in the Portfolio's performance from year to year over a 3-year period and by showing how the Portfolio's average annual returns for one year, and the period since inception compare to those of the S&P 500 Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[MARKET STREET FUND SENTINEL GROWTH PORTFOLIO BAR CHART]

                                                                           MANAGED PORTFOLIO
                                                                           -----------------
1997                                                                             31.58
1998                                                                             15.98
1999                                                                             38.80


During the 3-year period shown in the bar chart, the highest return for a quarter was 29.57% (quarter ended December 31, 1999) and the lowest return for a quarter was 13.53% (quarter ended September 30, 1998).



               AVERAGE ANNUAL TOTAL RETURNS
        (FOR THE PERIODS ENDED DECEMBER 31, 1999)           PAST ONE YEAR    FROM INCEPTION(1)
        -----------------------------------------           -------------    -----------------
Sentinel Growth Portfolio.................................      38.80%             25.41%
S&P 500 Index.............................................      21.06%             26.12%


-------------------------

(1) The Portfolio commenced operations on March 18, 1996.

The S&P 500 Index is a widely recognized, unmanaged index of 500 U.S. common stocks.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  THE INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE

Long-term growth of capital primarily through investments in a diversified portfolio of marketable equity securities of established foreign issuer companies.

PRIMARY INVESTMENT STRATEGIES


The International Portfolio invests primarily in equity securities of established foreign issuer companies and of companies organized in the United States but having their principal activities and interests outside the United States that the subadviser believes have potential for long-term capital growth. Many of these securities are non-dollar securities. The Portfolio also may invest in other foreign issuer securities such as those of foreign governments or agencies or instrumentalities of foreign governments.


Under normal market conditions, the Portfolio invests at least 75% of its total assets in the securities of foreign issuers located (or, in the case of the securities, traded) in at least five different countries other than the United States. Nonetheless, under certain economic and business conditions the Portfolio may invest up to 35% of its total assets in the securities of issuers located (or, in the case of the securities, traded) in any one of the following countries:

     -  Australia

     -  Canada

     -  France

     -  Japan

     -  The United Kingdom

     -  Germany


The International Portfolio also may invest in securities of foreign issuers in the form of sponsored and unsponsored ADRs, EDRs and GDRs (see "Investment Techniques"). The International Portfolio may invest in restricted securities, including restricted securities eligible for resale to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. The International Portfolio also may, under normal market conditions, invest up to 35% of its total assets in investment-grade debt securities of foreign issuers. See "Risks of Investing in the Portfolios," below. The Portfolio engages in a VALUE ORIENTED investing strategy.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO


The International Portfolio is subject to MARKET RISK and FINANCIAL RISK. The International Portfolio is subject to a significant degree of FOREIGN ISSUER AND NON-DOLLAR SECURITIES RISK. Securities of foreign issuers and non-dollar securities entail risks not associated with domestic securities or U.S. dollar-denominated securities. For example, foreign issuers often are subject to securities laws, and accounting and reporting practices, less stringent than those in the U.S., and they may be adversely impacted by political or economic instability or changes in currency exchange rates.



The Portfolio's investments in securities of issuers located in countries with emerging economies or securities markets entail EMERGING MARKETS RISK. The risks of investing in securities of foreign issuers and non-dollar securities are even greater in emerging markets than in Japan or most Western European countries. Emerging market countries are undergoing rapid development and may lack the social, political and economic stability characteristic of more developed countries.



These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE


The bar chart and table shown below provide an indication of the risks of investing in the International Portfolio by showing changes in the Portfolio's performance from year to year over a 8-year period and by showing how the Portfolio's average annual returns for one and five years, and the period since inception, compare to those of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[MARKET STREET FUND INTERNATIONAL PORTFOLIO BAR CHART]

                                                                        International Portfolio
1992                                                                                      -7.30
1993                                                                                      36.11
1994                                                                                       0.26
1995                                                                                      14.31
1996                                                                                      10.89
1997                                                                                       9.66
1998                                                                                      10.13
1999                                                                                      29.33


During the 8-year period shown in the bar chart, the highest return for a quarter was 15.71% (quarter ended December 31, 1998) and the lowest return for a quarter was -16.25% (quarter ended September 30, 1998).



        AVERAGE ANNUAL TOTAL RETURNS
 (FOR THE PERIODS ENDED DECEMBER 31, 1999)    PAST ONE YEAR    PAST 5 YEARS    FROM INCEPTION(1)
 -----------------------------------------    -------------    ------------    -----------------
International Portfolio.....................     29.33%          14.64%             11.50%
EAFE Index..................................     26.97%          12.83%             10.73%


-------------------------

(1) The Portfolio commenced operations on November 1, 1991.

The EAFE Index is a widely recognized, unmanaged index of more than 900 companies from Europe, Australia, Asia and the Far East. The EAFE Index reflects the prices of these common stocks translated into U.S. dollars with dividends reinvested net of any foreign taxes.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

                      RISKS OF INVESTING IN THE PORTFOLIOS


Each Portfolio is subject to the risk that the Portfolio may not achieve its investment objective, and an investor may lose money (including the principal invested) by investing in the Portfolio. No one Portfolio alone should be considered a complete investment program, and any Portfolio's performance could fall below that of other possible investments.



Because each Portfolio invests in a different mix of securities and employs a unique strategy for achieving its goals, the risks associated with each Portfolio vary. While the actual performance of any mutual fund cannot be predicted, investors should consider the possible risks associated with a Portfolio's investments. These risks include:



CORRELATION RISK. A measure of how closely two variables move together through time. For example, utility stocks tend to have a high degree of correlation because many of the same economic forces influence their share prices. Conversely, gold stock prices are not closely correlated with utility stock prices because they are influenced by very different factors. In building a diversified portfolio, investors often try to combine investments that aren't closely correlated with one another.


CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.


CURRENCY RISK. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may adversely affect the value of an investment. Currency fluctuations may negatively impact a Portfolio's investments and, therefore, the value of its portfolio even if the foreign stock has not declined in value in its own currency. For example:



     - A decline in the U.S. dollar value of other currencies would reduce the value of certain portfolio investments denominated in such currencies



     - A Portfolio may have to sell portfolio securities to pay dividends to shareholders if the exchange rate for the currency in which a Portfolio receives interest payments declines against the U.S. dollar before the interest is paid to shareholders.


EXTENSION RISK. The risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value.

FINANCIAL RISK. For debt securities, credit risk. For equity securities, the risk that the issuer's earning prospects and overall financial position will deteriorate, causing a decline in the security's value.


RISKS OF INVESTING IN SECURITIES OF FOREIGN ISSUERS AND NON-DOLLAR
SECURITIES. Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. These investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to these investments and in currency exchange control regulations. Some foreign stock markets) and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in securities of foreign issuers and non-dollar securities may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries, and, in certain markets, on certain occasions, these procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct these transactions. The inability of a Portfolio to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio investment or, if the Portfolio has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of the Portfolio, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


The INTERNATIONAL PORTFOLIO and the MANAGED PORTFOLIO may invest in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures and institutions in many of these countries are undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated assets of private companies. In addition, unanticipated political or social developments may affect the values of investments in these countries and the ability of a Portfolio to make additional investments in them. The small size, inexperience and limited trading volume of the securities markets in certain of these countries may also make investments in these countries more volatile and less liquid than investments in securities traded in markets in Japan and Western European countries. As a result, these Portfolios may be required to establish special custody or other arrangements before making certain investments in these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of these Portfolios to invest in securities of certain issuers located or doing business in these countries.


HEDGING RISK. When a Portfolio hedges an asset it holds, any gain or loss generated by the hedge should be substantially offset by losses or gains on the hedged asset. Hedging is a useful way to reduce or eliminate risk of loss, but it also reduces or eliminates the potential for investment gains.

INFORMATION RISK. The risk that key information about a security or market is inaccurate or unavailable.


INTEREST RATE RISK. The risk that the market value of a debt or other income-bearing security will decline because of changes in prevailing interest rates. Generally, a rise in interest rates typically causes the market values of these securities to decline, particularly fixed-rate securities.



RISKS OF INVESTING IN LOWER QUALITY DEBT INSTRUMENTS. Lower quality debt instruments usually pay a higher interest rate than higher quality debt instruments, particularly lower quality debt instruments rated below investment-grade, but with the higher interest rate comes higher risks. Lower quality debt instruments may have the following characteristics:



     - Are speculative with only an adequate capacity to pay principal and interest;


     - Have a higher risk of default, tend to be less liquid, and may be more difficult to value;


     - Are issued by entities whose ability to make principal and interest payments is more likely than entities issuing higher rated debt instruments to be affected by changes in economic conditions or other circumstances;

     - Have limited prospects for reaching investment-grade standing and, although unlikely, may be in default;


     - May be more severely affected than some other financial instruments by economic recession or substantial interest rate increases, by changing public perceptions of the market, or by legislation that limits their use in connection with corporate reorganizations or limits their tax or other advantages; and

     - Are more likely to react to developments affecting market risk and financial risk than are higher quality debt instruments, which react primarily to movements in the general level of interest rates.

LEVERAGE RISK. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A Portfolio's gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A Portfolio may also incur additional costs in taking a leveraged position (such as interest on borrowings) that may not be incurred in taking a non-leveraged position.

LIQUIDITY RISK. The risk that certain securities or other investments may be difficult or impossible to sell at the time the Portfolio would like to sell them or at the price the Portfolio values them.


MANAGEMENT RISK. The risk that a strategy used by a Portfolio's Adviser or subadviser does not produce the intended result. For example, the Adviser's or subadviser's judgment about the value or potential appreciation of a particular stock may prove to be incorrect.


MARKET RISK. The risk that the market value of a security may increase or decrease, sometimes rapidly and unpredictably, due to factors unrelated to the issuer. This risk is common to all stocks and bonds and the mutual funds that invest in them.

NATURAL EVENT RISK. The risk of losses attributable to natural disasters, crop failures and similar events.


OPPORTUNITY RISK. The risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.


POLITICAL RISK. The risk of losses directly attributable to government actions or political events of any sort. Foreign countries may experience political or social instability or diplomatic developments that could affect investments in those countries.

PREPAYMENT RISK. The risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments, thereby reducing the security's return.


SMALL COMPANY RISK. The risk of investing in securities of smaller companies. These smaller companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. These companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established issuers. As a result, the prices of securities of smaller companies may fluctuate to a greater degree than the prices of securities of other issuers. Although investing in securities of smaller companies offers potential for above-average returns, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value.


SPECULATION RISK. Speculation involves assuming a higher than average risk of loss in anticipation of gain. If a Portfolio uses a derivative contract or derivative security to speculate rather than hedge, it is directly exposed to the risks of that derivative contract or security. Gains or losses from speculative positions in a derivative contract or security may be substantially greater than the derivative contract or security's original cost.

VALUATION RISK. The risk that the market value of an investment falls substantially below the Portfolio's valuation of the investment. The risk may be exaggerated in volatile markets.


                             INVESTMENT TECHNIQUES

The Portfolios are permitted to use, within limits established by the Fund's directors, certain other securities and investment practices that have higher risks and opportunities associated with them. On the following pages are brief descriptions of these securities and practices, along with certain of their associated risks.

HIGHER-RISK SECURITIES AND PRACTICES

   SECURITY OR PRACTICE                DESCRIPTION                   RELATED RISKS
-----------------------------------------------------------------------------------------
American Depositary            ADRs are receipts typically    Market, currency,
Receipts (ADRs)                issued by a U.S. financial     information, natural event,
                               institution which evidence     and political risks (i.e.,
                               ownership of underlying        the risks of investing in
                               securities of foreign          foreign issuers and non-
                               corporate issuers.             dollar securities).
                               Generally, ADRs are in
                               registered form and are
                               designed for trading in
                               U.S. markets.

-----------------------------------------------------------------------------------------
Borrowing                      The borrowing of money from    Credit risk and interest
                               banks or through reverse       rate risk.
                               repurchase agreements. No
                               Portfolio will borrow money
                               for leveraging purposes.

-----------------------------------------------------------------------------------------
Writing Covered Call Option    A call option is the right     Interest rate, market,
Contracts on Securities        to purchase a security for     hedging, correlation,
                               an agreed-upon price at any    liquidity, credit, and
                               time prior to an expiration    opportunity risks.
                               date. By writing (selling)
                               a call option, a Portfolio
                               gives this right to a buyer
                               for a fee. A "covered" call
                               option contract is one
                               where the Portfolio owns
                               the securities subject to
                               the option so long as the
                               option is outstanding.

-----------------------------------------------------------------------------------------

   SECURITY OR PRACTICE                DESCRIPTION                   RELATED RISKS
-----------------------------------------------------------------------------------------
Emerging Market Securities     Any securities primarily       Credit, market, currency,
                               traded on exchanges (or        information, liquidity,
                               other markets) located in,     interest rate, valuation,
                               or issued by companies         natural event, and
                               organized or primarily         political risks and the
                               operating in, countries        risks of investing in
                               with emerging economies        securities of foreign
                               and/or securities markets      issuers and non-dollar
                               (typically located in Asia,    securities.
                               the Asia-Pacific region,
                               Eastern Europe, Central and
                               South America and Africa).

-----------------------------------------------------------------------------------------
European and Global            EDRs and GDRs are receipts     Market, currency,
Depositary Receipts (EDRs      evidencing an arrangement      information, natural event,
and GDRs)                      with a non-U.S. financial      and political risks (i.e.,
                               institution similar to that    the risks of investing in
                               for ADRs and are designed      securities of foreign
                               for use in non-U.S.            issuers and non-dollar
                               securities markets. EDRs       securities).
                               and GDRs are not
                               necessarily quoted in the
                               same currency as the
                               underlying security.

-----------------------------------------------------------------------------------------
Securities of Foreign          Securities of (1) companies    Market, currency,
Issuers                        organized outside the          information, interest rate,
                               United States, (2)             natural event, and
                               companies whose securities     political risks.
                               are principally traded
                               outside the United States,
                               and (3) foreign governments
                               or agencies and
                               instrumentalities of
                               foreign governments.

-----------------------------------------------------------------------------------------
Foreign Money Market           Short-term debt obligations    Market, currency,
Securities                     issued by foreign financial    information, interest rate,
                               institutions or by foreign     natural event and political
                               branches of U.S. financial     risks.
                               institutions or foreign
                               issuers.

-----------------------------------------------------------------------------------------
Forward Foreign Currency       Contracts involving the        Currency, liquidity, credit
Exchange Contracts             right or obligation to buy     and leverage risks. When
                               or sell a given amount of      used for hedging, also has
                               foreign currency at a          hedging, correlation, and
                               specified price and future     opportunity risks.
                               date.

-----------------------------------------------------------------------------------------

   SECURITY OR PRACTICE                DESCRIPTION                   RELATED RISKS
-----------------------------------------------------------------------------------------
Illiquid Assets                An investment that is          Liquidity, valuation and
                               difficult or impossible to     market risks.
                               sell at approximately the
                               time that a Portfolio would
                               like to sell it for the
                               price at which the
                               Portfolio values it.

-----------------------------------------------------------------------------------------
Non-Dollar Securities          Securities issued,             Currency and liquidity
                               denominated or quoted in       risks.
                               foreign currencies.

-----------------------------------------------------------------------------------------
Lower Quality Debt             Debt securities rated BB+      Credit, market, liquidity,
Instruments                    and below by S&P or Ba1 and    valuation, and information
                               below by Moody's (or           risks, and risks of
                               comparable unrated             investing in lower-quality
                               securities).                   debt instruments.

-----------------------------------------------------------------------------------------
Asset-Backed Securities        Securities backed primarily    Credit, extension,
                               by pools of non-mortgage       prepayment, and interest
                               related collateral such as     rate risks.
                               credit cards, auto loans,
                               equipment lease
                               receivables, etc.

-----------------------------------------------------------------------------------------
Equity Interests in Real       Pooled investment vehicles     Credit, market, financial,
Estate Investment Trusts       that invest primarily in       prepayment, extension and
(REITs)                        income producing real          interest rate risks.
                               estate or real estate
                               related loans or interests.
                               REITs may include operating
                               companies that invest in
                               and manage income-producing
                               real estate or real
                               estate-related businesses.

-----------------------------------------------------------------------------------------
Repurchase Agreements          The purchase of a security     Credit risk.
                               that the issuer agrees to
                               buy back later at the same
                               price plus interest.

-----------------------------------------------------------------------------------------
Reverse Repurchase             The lending of short-term      Leverage and credit risks.
Agreements                     debt securities; often used
                               to facilitate borrowing.

-----------------------------------------------------------------------------------------

   SECURITY OR PRACTICE                DESCRIPTION                   RELATED RISKS
-----------------------------------------------------------------------------------------
Securities Lending             The lending of securities      Credit risk.
                               to financial institutions,
                               which provide cash or
                               government securities as
                               collateral.

-----------------------------------------------------------------------------------------
Short-Term Trading             Selling a security soon        Market risk.
                               after purchase or
                               purchasing it soon after it
                               was sold (a Portfolio
                               engaging in short-term
                               trading will have higher
                               turnover and transaction
                               expenses).

-----------------------------------------------------------------------------------------
Small Capitalization           Smaller companies included     Market and small company
Companies                      in the Wilshire 5000 equity    risk.
                               universe that rank
                               typically from number 751
                               to number 2,500 by market
                               capitalization.

-----------------------------------------------------------------------------------------
When-Issued Securities and     The purchase and sale of       Market, opportunity,
Forward Commitments            securities for delivery at     interest rate, credit and
                               a future date; market value    leverage risks.
                               may change before delivery.

-----------------------------------------------------------------------------------------

HIGHER RISK SECURITIES AND PRACTICES TABLE. The following table shows each Portfolio's investment limitations with respect to certain higher risk securities and practices as a percentage of portfolio assets.


                                        MONEY                     AGGRESSIVE   SENTINEL
                              GROWTH    MARKET   BOND   MANAGED     GROWTH      GROWTH    INTERNATIONAL
                              ------    ------   ----   -------   ----------   --------   -------------
-------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICES
-------------------------------------------------------------------------------------------------------
Borrowing; Reverse
  Repurchase Agreements.....    30        30      30       30         30          30            30
-------------------------------------------------------------------------------------------------------
Repurchase Agreements.......     *         *       *        *          *           *             *
-------------------------------------------------------------------------------------------------------
REITs.......................     @         @       @        @          @           @             @
-------------------------------------------------------------------------------------------------------
Securities Lending..........    30        30      30       30         30          30            30
-------------------------------------------------------------------------------------------------------
Short-term Trading..........     @         @       *        *          @           @             @
-------------------------------------------------------------------------------------------------------
Smaller Capitalization
  Companies.................     @         x       x        @          *           *             x
-------------------------------------------------------------------------------------------------------
When-Issued Securities;
  Forward Commitments.......    10        10      10       10         10           x            10
-------------------------------------------------------------------------------------------------------
CONVENTIONAL SECURITIES
-------------------------------------------------------------------------------------------------------
ADRs, EDRs and GDRs.........     @         x       *        *          *           x             *
-------------------------------------------------------------------------------------------------------
Lower Quality Debt
  Instruments...............     x         x      25(2)    25(2)       x           x             x
-------------------------------------------------------------------------------------------------------
Securities of Foreign
  Issuers and Non-Dollar
  Securities................   @25        25      25       25        @25         @25             *
-------------------------------------------------------------------------------------------------------
Emerging Market
  Securities................     x         x       x        *          x           x             *
-------------------------------------------------------------------------------------------------------
Illiquid Assets(1)..........    15        10      15       15         15          15            15
-------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES AND CONTRACTS
-------------------------------------------------------------------------------------------------------
Forward Foreign Currency
  Exchange Contracts........     @         *       *        *          @           @             *
-------------------------------------------------------------------------------------------------------


(1) Numbers in this row refer to net, rather than total, assets.

(2) May only invest up to 25% of the value of its corporate debt securities (other than commercial paper) in such securities.

LEGEND

30 A number indicates the maximum percentage of total assets (but see note 1) that the Portfolio is permitted to invest in that practice or type of security. Numbers in this table show allowable usage only; for actual usage, consult the Portfolio's annual and semi-annual reports.

* A bold check mark means that there is no policy limitation on the Portfolio's usage of that practice or type of security, and that the Portfolio may be currently using that practice or investing in that type of security.

@ A thin check mark means that the Portfolio is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

x An "x" mark means that the Portfolio is not permitted to use that practice or invest in that type of security.

                                   MANAGEMENT

ADVISERS


Under the terms of each investment advisory agreement, Market Street Investment Management Company (MSIM) and Sentinel Advisors Company (SAC) (the "Advisers"), at their own expense and subject to the supervision of the Fund's board of directors, provide the appropriate Portfolio(s) with investment advice and manage the investment and reinvestment of a Portfolio's assets. The Advisers also perform research services and evaluate statistical and financial data relevant to a Portfolio's investment policies, and provide the Fund's directors with regular reports as to a Portfolio's overall investment plan, schedule of investments and other assets, and recent purchases and sales by a Portfolio. The compensation (as a percentage of each Portfolio's average daily net assets) paid monthly by the Fund to MSIM or SAC, as applicable, is described in the table below.


MONEY MARKET, GROWTH, BOND, MANAGED, AGGRESSIVE GROWTH AND SENTINEL GROWTH PORTFOLIOS. Sentinel Advisors Company serves as investment adviser for the Money Market, Growth, Bond, Managed, Aggressive Growth and Sentinel Growth Portfolios. SAC is located at One National Life Drive, Montpelier, Vermont 05604.


INTERNATIONAL PORTFOLIO. Market Street Investment Management Company serves as investment adviser for the International Portfolio. MSIM is located at 1050 Westlakes Drive, Berwyn, Pennsylvania 19312. MSIM has engaged The Boston Company Asset Management, Inc. ("TBC") to manage the investment and reinvestment of the International Portfolio's assets, subject to monitoring by MSIM and supervision by the Fund's board of directors. TBC is located at One Boston Place, Boston, MA 02108.



COMPENSATION OF MSIMC AND SAC



                                                                                   MAXIMUM
                                                         FEE PAID IN 1999        ANNUAL RATE
                                                         (AS % OF AVERAGE     (AS % OF AVERAGE
                 PORTFOLIO                   ADVISER    DAILY NET ASSETS)*    DAILY NET ASSETS)
                 ---------                   -------    ------------------    -----------------
Money Market...............................     SAC            0.25%                0.25%
Growth.....................................     SAC            0.32%                0.50%
Bond.......................................     SAC            0.35%                0.35%
Managed....................................     SAC            0.40%                0.40%
Aggressive Growth..........................     SAC            0.41%                0.50%
Sentinel Growth............................     SAC            0.50%                0.50%
International..............................    MSIM            0.75%                0.75%


-------------------------


* With respect to each of the Portfolios (except the Money Market Portfolio) the fee payable by a Portfolio to MSIM or SAC is graduated so that increases in the respective Portfolio's net assets may result in a lower fee and decreases in the Portfolio's net assets may result in a higher fee. The maximum annual rate payable to each Adviser is indicated by the right-hand column above. See "Management of the Fund" in the SAI for further information.


PORTFOLIO MANAGERS

MONEY MARKET, GROWTH, BOND, MANAGED, AGGRESSIVE GROWTH AND SENTINEL GROWTH PORTFOLIOS. Respecting the Money Market, Growth, Bond, Managed, Aggressive Growth and Sentinel Growth Portfolios, SAC employs a team approach in managing the Portfolios. The management teams are comprised of a lead portfolio manager, other portfolio managers and research analysts. Each team includes members with one or more areas of expertise and shares the responsibility for providing ideas, information and knowledge in managing the Portfolios. Rodney A. Buck, Chief Executive Officer of SAC, is also Chairman and Chief Executive Officer of National Life Investment Management Company, Inc., and Senior Vice President and Chief Investment Officer of NLIC. Mr. Buck has been employed by SAC or its affiliates since 1972. There are three investment management teams: an Equity Value Team, headed by Van Harissis, Senior Vice President of SAC; an Equity Growth Team, headed by Robert L. Lee, Senior Vice President of SAC; and a Fixed Income Team, headed by David M. Brownlee, Senior Vice President of SAC.



Each of Messrs. Buck, Harissis, Lee and Brownlee is a Chartered Financial Analyst. Each of Messrs. Lee and Brownlee joined SAC in 1993. Mr. Harissis joined SAC in June 1999.



GROWTH PORTFOLIO. The Growth Portfolio is managed by The Equity Value Team led by Mr. Harissis. Prior to joining SAC, Mr. Harissis was a managing director and portfolio manager at Phoenix Investment Partners from 1995 to 1999. Previously, he was a portfolio manager at Howe & Rusling.



MANAGED PORTFOLIO. The Managed Portfolio is managed by a team consisting of Mr. Buck, Mr. Harissis and Mr. Brownlee. Mr. Buck has been the Portfolio's portfolio manager since 1993.



MONEY MARKET PORTFOLIO. The Money Market Portfolio is managed by Darlene Coppola, Money Market Trader of SAC. Ms. Coppola has been employed by SAC or its affiliates since 1974.



BOND PORTFOLIO. The Bond Portfolio is managed by Mr. Brownlee and William C. Kane, Vice President of SAC. Mr. Kane is a Chartered Financial Analyst, and has been employed by SAC or its affiliates since 1992.


AGGRESSIVE GROWTH PORTFOLIO. The Aggressive Growth Portfolio is managed by Scott T. Brayman, Vice President of SAC, and Mr. Lee. Mr. Brayman and Mr. Lee have been the lead portfolio managers of the Portfolio since 1997. Mr. Brayman is a Chartered Financial Analyst, and has been with SAC since 1995. He has been involved with the Aggressive Growth Portfolio since he joined SAC. Prior to joining SAC, he was associated with Argyle Capital Management, Inc.

SENTINEL GROWTH PORTFOLIO. The Sentinel Growth Portfolio has been managed by Mr. Lee since its inception in 1996.


INTERNATIONAL PORTFOLIO. Sandor Cseh, Senior Vice President and Director of International of TBC, and D. Kirk Henry, Senior Vice President of TBC, have been the co-managers for the International Portfolio since 1991. Mr. Cseh has over 23 years experience in investment management. Mr. Henry has over 17 years experience in investment management.

                        DESCRIPTION OF THE FUND'S SHARES

GENERAL

The Fund issues a separate class of shares of common stock for each Portfolio. The Fund may establish additional portfolios in the future and additional classes of shares for such new portfolios.


Based on current federal securities law requirements, the Fund expects that its insurance company shareholders will offer owners of their variable life insurance contracts and variable annuity contracts the opportunity to instruct such shareholders as to how to vote shares allocable to their contracts regarding certain matters, such as the election of directors and, absent exemptive relief from the requirements of section 15 of the Investment Company Act of 1940, the approval of investment advisory agreements. The Fund currently has such section 15 relief but not for Portfolios offered by this prospectus. Fund shares not attributable to variable life insurance or annuity contracts, or for which no timely instructions are received by insurance company shareholders, are voted by each insurance company in the same proportion as the voting instructions that are received by that company for all contracts of the company participating in each Portfolio. The voting instructions received from contract holders may be disregarded in certain circumstances that are described in the prospectuses for the variable contracts.


DETERMINATION OF NET ASSET VALUE


The net asset value per share of each Portfolio (except the Money Market Portfolio) is normally determined once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, on each day when the New York Stock Exchange is open for business. The net asset value of the Money Market Portfolio is normally determined once daily on each day that both the New York Stock Exchange and the Federal Reserve Bank are open for business. The New York Stock Exchange and the Federal Reserve Bank each is scheduled to be open Monday through Friday throughout the year, except for certain respective federal and other holidays. The net asset value of each Portfolio is computed by dividing the sum of the value of the Portfolio's securities, cash, and other assets, minus all liabilities, by the total number of outstanding shares of the Portfolio.


The value of each Portfolio's securities and assets, except those of the Money Market Portfolio and certain short-term debt securities held by any of the other Portfolios, is determined on the basis of their market values. All of the securities and assets of the Money Market Portfolio and short-term debt securities having remaining maturities of sixty days or less held by any of the other Portfolios are valued by the amortized cost method, which approximates market value. Investments for which market quotations are not readily available are valued at their fair value as determined in good faith by, or under authority delegated by, the Fund's board of directors. A Portfolio may invest in securities primarily listed on foreign exchanges that trade on days when the Portfolio does not price its shares. Therefore, the net asset value of the Portfolio's shares may change on days when shareholders may not be able to redeem Portfolio shares. See "Determination of Net Asset Value" in the SAI.

OFFER, PURCHASE AND REDEMPTION OF SHARES

Shares of the Fund are not available directly to the public. Currently, shares of the Fund are sold, without sales charge, at each Portfolio's net asset value per share, only to variable life insurance and variable annuity separate accounts of Provident Mutual Life Insurance Company ("Provident Mutual") and Providentmutual Life and Annuity Company of America ("PLACA"); and to variable life insurance separate accounts of National Life Insurance Company ("NLIC"). In the future, the Fund may offer shares of one or more of the Portfolios (including new portfolios that might be added to the Fund) to other separate accounts of Provident Mutual, PLACA or NLIC to support variable life insurance policies or variable annuity contracts, or shares may also be sold to other insurance company separate accounts to fund variable life insurance policies and variable annuity contracts. The price per share is based on the next daily calculation of net asset value after an order is placed.


Shares of the Portfolios are sold in a continuous offering and are authorized to be offered to insurance company separate accounts to support variable life insurance contracts and variable annuity contracts. Net premiums or net purchase payments under the respective contracts or contract are placed in one or more subaccounts of a separate account, and the assets of each such separate account are invested in the shares of the Portfolio corresponding to that subaccount. A separate account purchases and redeems shares of the Portfolios for its subaccounts at net asset value without sales or redemption charges.


On each day that a Portfolio's net asset value is calculated, a separate account transmits to the Fund any orders to purchase or redeem shares of the Portfolio(s) based on the premiums, purchase payments, redemption (surrender) requests, and transfer requests from contract owners, annuitants, and beneficiaries that have been processed on that day. A separate account purchases and redeems shares of each Portfolio at the Portfolio's net asset value per share calculated as of the same day, although such purchases and redemptions may be executed the next morning. Money received by the Fund from a separate account for the purchase of shares of the International Portfolio may not be invested by that Portfolio until the day following the execution of such purchases.

Please refer to the separate prospectus for each separate account and its related contract for a more detailed description of the procedures whereby a contract owner, annuitant, or beneficiary may allocate his or her interest in a separate account to a subaccount using the shares of one of the Portfolios as an underlying investment medium.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Fund intends that each of the Portfolios will continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and will meet certain diversification requirements applicable to mutual funds underlying variable insurance products. For a discussion regarding what it means to qualify as a RIC and a general discussion concerning some of the possible tax consequences associated with the operation of the Fund, please refer to the section entitled "Taxes" in the SAI.

Shares of the Portfolios are offered only to insurance company separate accounts. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable life insurance or variable annuity contracts. Accordingly, no gain or loss should be recognized on account of ordinary income or capital gains distributions to the Fund's insurance company shareholders or upon the sale or redemption of shares of the Portfolios. Please refer to the appropriate tax disclosure in the respective prospectuses for a separate account and its related contract for more information on the taxation of life insurance companies, separate accounts, as well as the tax treatment of variable life insurance and variable annuity contracts and the holders thereof.

For more information about the tax status of the Fund, see "Taxes" in the SAI.

                  APPENDIX A -- TERMS USED IN THIS PROSPECTUS

ADVISER:  Any of the investment advisers to the Portfolios.


     - Market Street Investment Management Company (MSIM) (formerly, Providentmutual Investment Management Company) serves as investment adviser to the International Portfolio


     - The Boston Company Asset Management, Inc. (TBC) serves as investment subadviser to the International Portfolio

     - Sentinel Advisors Company (SAC) serves as investment adviser to the Money Market, Growth, Bond, Managed, Aggressive Growth and Sentinel Growth Portfolios

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.


FOREIGN ISSUERS: (1) Companies organized outside the United States, (2) companies whose securities are principally traded outside of the United States, and (3) foreign governments and agencies or instrumentalities of foreign governments.


INVESTMENT-GRADE SECURITIES: Securities rated, at the time of purchase, "investment grade" by a nationally-recognized statistical rating organization (NRSRO) (e.g. Baa or higher by Moody's Investors Service ("Moody's") or BBB or higher by Standard & Poor's ("S&P")) or unrated securities that the Adviser determines to be of comparable quality. (See Appendix A to the statement of additional information for an explanation of ratings.)

NON-DOLLAR SECURITIES:  Securities denominated or quoted in a foreign currency.

PRIMARILY: Where the description of a Portfolio indicates that it invests primarily in certain types of securities, this means that, under normal circumstances, it invests at least 65% of its total assets in such securities.

SAI: The Fund's statement of additional information, or SAI, contains additional information about the Fund and the Portfolios and has been filed with the Securities and Exchange Commission. Investors may obtain a free copy of the SAI by contacting the Fund at the toll-free number or address shown on the back cover page of this prospectus.

VALUE ORIENTED INVESTING: An investment strategy that involves seeking securities that:

     - Have low financial ratios (particularly stock price-to-book value, but also stock price-to-earnings and stock price-to-cash flow);

     - Can be acquired for less than what a subadviser believes is the issuer's intrinsic value; or

     - Appear attractive on a dividend discount model.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to a subadviser to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that a subadviser believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For most subadvisers, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.

                       APPENDIX B -- FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio's (except the Sentinel Growth Portfolio) financial performance for the past 5 years and for the Sentinel Growth Portfolio's financial performance for its period of operations (which commenced in 1996). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.



                                                         MONEY MARKET PORTFOLIO
                                                            (FOR YEAR ENDED)
                                            -------------------------------------------------
                                              1999       1998      1997      1996(a)    1995
                                            ---------    -----    -------    -------    -----
Net asset value, beginning of period......      $1.00    $1.00     $1.00      $1.00     $1.00
                                            ---------    -----     -----      -----     -----
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income...................        .05      .05       .05        .05       .05
                                            ---------    -----     -----      -----     -----
     Total from investment operations.....        .05      .05       .05        .05       .05
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
     investment income....................       (.05)    (.05)     (.05)      (.05)     (.05)
                                            ---------    -----     -----      -----     -----
     Total Distributions..................       (.05)    (.05)     (.05)      (.05)     (.05)
                                            ---------    -----     -----      -----     -----
Net asset value, end of period............      $1.00    $1.00     $1.00      $1.00     $1.00
                                            =========    =====     =====      =====     =====
     Total return.........................       4.91%    5.29%     5.33%      5.15%     5.61%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)........    116,887    91,453   64,339     54,197     34,165
  Ratios of expenses to average net
     assets(b)............................       0.40%     .40%      .39%       .44%      .50%
  Ratios of net investment income to
     average net assets...................       4.81%    5.15%     5.21%      5.03%     5.47%


-------------------------
(a) On May 1, 1996 the investment adviser was changed from Providentmutual Investment Management Company to Sentinel Advisors Company.


(b) Expense ratios before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1999, 1998, 1997, 1996 and 1995 were as follows: 0.40%, 0.42%, 0.39%, 0.44% and 0.50%, respectively.

                                                            GROWTH PORTFOLIO
                                                            (FOR YEAR ENDED)
                                            ------------------------------------------------
                                             1999      1998      1997(a)     1996      1995
                                            ------    -------    -------    ------    ------
Net asset value, beginning of period......  $18.82    $19.46     $18.10     $16.36    $14.00
                                            ------    ------     ------     ------    ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...................     .27       .27        .35        .46       .47
  Net realized and unrealized gain (loss)
     on investments.......................     .28      1.97       3.49       2.54      3.41
                                            ------    ------     ------     ------    ------
     Total from investment operations.....     .55      2.24       3.84       3.00      3.88
                                            ------    ------     ------     ------    ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
     investment income....................    (.06)     (.29)      (.38)      (.48)     (.46)
  Dividends to shareholders from net
     capital gains........................    (.37)    (2.59)     (2.10)      (.78)    (1.06)
                                            ------    ------     ------     ------    ------
     Total distributions..................    (.43)    (2.88)     (2.48)     (1.26)    (1.52)
                                            ------    ------     ------     ------    ------
Net asset value, end of period............  $18.94    $18.82     $19.46     $18.10    $16.36
                                            ======    ======     ======     ======    ======
     Total Return.........................    2.98%    13.70%     24.32%     19.58%    30.39%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)........  302,262   315,299    267,389    198,948   161,899
  Ratios of expenses to average net
     assets(b)............................     .48%      .46%       .43%       .50%      .61%
  Ratios of net investment income to
     average net assets...................    1.35%     1.53%      2.01%      2.80%     3.20%
  Portfolio turnover rate.................      46%       30%       108%        72%       61%


-------------------------
(a) On May 1, 1997, the investment adviser was changed from Newbold's Asset Management, Inc. to Sentinel Advisors Company.


(b) Expense ratios before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1999, 1998, 1997, 1996 and 1995 were as follows: 0.48%, 0.47%, 0.43%, 0.50% and 0.61%, respectively.

                                                            BOND PORTFOLIO
                                                           (FOR YEAR ENDED)
                                            ----------------------------------------------
                                             1999      1998      1997      1996      1995
                                            ------    ------    ------    ------    ------
Net asset value, beginning of period......  $11.22    $10.98    $10.67    $11.00    $ 9.73
                                            ------    ------    ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...................     .62       .63       .64       .63       .65
  Net realized and unrealized gain (loss)
     on investments.......................    (.99)      .25       .33      (.34)     1.27
                                            ------    ------    ------    ------    ------
       Total from investment operations...    (.37)      .88       .97       .29      1.92
                                            ------    ------    ------    ------    ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
     investment income....................    (.15)     (.64)     (.66)     (.62)     (.65)
  Dividends to shareholders from net
     capital gains........................    (.12)     (.00)     (.00)     (.00)     (.00)
                                            ------    ------    ------    ------    ------
       Total distributions................    (.27)     (.64)     (.66)     (.62)     (.65)
                                            ------    ------    ------    ------    ------
Net asset value, end of period............  $10.58    $11.22    $10.98    $10.67    $11.00
                                            ======    ======    ======    ======    ======
       Total return.......................   (3.31)%    8.22%     9.50%     2.86%    20.45%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)........  38,182    36,846    23,350    17,087    14,402
  Ratios of expenses to average net
     assets(a)............................     .52%      .53%      .57%      .56%      .60%
  Ratios of net investment income to
     average net assets...................    6.19%     6.03%     6.24%     6.08%     6.36%
  Portfolio turnover rate.................     202%      163%      105%      133%      206%


-------------------------


(a) Expense ratios before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1999, 1998, 1997, 1996 and 1995 were as follows: 0.52%, 0.55%, 0.57%, 0.56% and 0.60%, respectively.

                                                        MANAGED PORTFOLIO
                                                        (FOR YEAR ENDED)
                                       ---------------------------------------------------
                                        1999       1998       1997       1996       1995
                                       -------    -------    -------    -------    -------
Net asset value, beginning of
  period.............................  $ 17.68    $ 17.06    $ 14.68    $ 14.19    $ 11.94
                                       -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income..............      .54        .54        .54        .51        .55
  Net realized and unrealized gain
     (loss) on investments...........     (.41)      1.45       2.49       1.07       2.28
                                       -------    -------    -------    -------    -------
     Total from investment
       operations....................      .13       1.99       3.03       1.58       2.83
                                       -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
     investment income...............     (.13)      (.55)      (.53)      (.51)      (.57)
  Dividends to shareholders from net
     capital gains...................     (.89)      (.82)      (.12)      (.58)      (.01)
                                       -------    -------    -------    -------    -------
     Total distributions.............    (1.02)     (1.37)      (.65)     (1.09)      (.58)
                                       -------    -------    -------    -------    -------
Net asset value, end of period.......  $ 16.79    $ 17.68    $ 17.06    $ 14.68    $ 14.19
                                       =======    =======    =======    =======    =======
     Total return....................     0.75%     12.54%     21.23%     11.88%     24.43%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)...   73,986     67,805     56,068     43,431     36,002
  Ratios of expenses to average net
     assets(a).......................      .57%       .57%       .58%       .60%       .66%
  Ratios of net investment income to
     average net assets..............     3.25%      3.22%      3.47%      3.68%      4.22%
  Portfolio turnover rate............      156%       203%        99%       106%       130%


-------------------------


(a) Expense ratios before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1999, 1998, 1997, 1996 and 1995 were as follows: 0.57%, 0.58%, 0.58%, 0.60% and 0.66%, respectively.

                                                     AGGRESSIVE GROWTH PORTFOLIO
                                                           (FOR YEAR ENDED)
                                            ----------------------------------------------
                                             1999      1998      1997      1996      1995
                                            ------    ------    ------    ------    ------
Net asset value, beginning of period......  $21.91    $22.19    $18.52    $17.38    $15.45
                                            ------    ------    ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...................     .11       .11       .17       .17       .20
  Net realized and unrealized gain (loss)
     on investments.......................    2.89      1.50      3.72      3.03      1.86
                                            ------    ------    ------    ------    ------
     Total from investment operations.....    3.00      1.61      3.89      3.20      2.06
                                            ------    ------    ------    ------    ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
     investment income....................    (.11)     (.18)     (.18)     (.19)     (.00)
  Dividends to shareholders from net
     capital gains........................   (2.83)    (1.71)     (.04)    (1.87)     (.13)
                                            ------    ------    ------    ------    ------
     Total distributions..................   (2.94)    (1.89)     (.22)    (2.06)     (.13)
                                            ------    ------    ------    ------    ------
Net asset value, end of period............  $21.97    $21.91    $22.19    $18.52    $17.38
                                            ======    ======    ======    ======    ======
     Total return.........................   15.96%     7.99%    21.21%    21.00%    13.48%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)........  62,513    56,495    48,574    34,098    23,822
  Ratios of expenses to average net assets
     (annualized)(a)......................     .57%      .61%      .63%      .68%      .76%
  Ratios of net investment income to
     average net assets (annualized)......     .59%      .56%      .95%     1.14%     1.32%
  Portfolio turnover......................      46%       41%       37%       47%       89%


-------------------------

(a) Expense ratios before reimbursement of expenses by affiliated insurance company and fee waivers by the administrator for the years ended December 31, 1999, 1998, 1997, 1996 and 1995 were as follows: 0.57%, 0.62%, 0.63%,
    0.68% and 0.76%, respectively.

                                                           SENTINEL GROWTH PORTFOLIO
                                                          (FOR YEAR OR PERIOD ENDED)
                                                   -----------------------------------------

                                                                                 3/18/96(a)
                                                                                     TO
                                                    1999      1998      1997      12/31/96
                                                   ------    ------    ------    -----------
Net asset value, beginning of period.............  $13.43    $14.59    $11.14      $10.00
                                                   ------    ------    ------      ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income..........................     .01       .03       .04         .05
  Net realized and unrealized gain (loss) on
     investments.................................    4.97      1.76      3.47        1.09
                                                   ------    ------    ------      ------
     Total from investment operations............    4.98      1.79      3.51        1.14
                                                   ------    ------    ------      ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net investment
     income......................................    (.03)     (.04)     (.05)       (.00)
  Dividends to shareholders from net capital
     gains.......................................    (.59)    (2.91)     (.01)       (.00)
                                                   ------    ------    ------      ------
     Total distributions.........................    (.62)    (2.95)     (.06)       (.00)
                                                   ------    ------    ------      ------
Net asset value, end of period...................  $17.79    $13.43    $14.59      $11.14
                                                   ======    ======    ======      ======
     Total return................................   38.80%    15.98%    31.58%      11.40%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)...............  21,297    12,167     8,362       5,664
  Ratios of expenses to average net
     assets(c)(annualized).......................     .71%      .82%      .90%        .90%
  Ratios of net investment income to average net
     assets
     (annualized)................................     .07%      .23%      .36%        .57%
  Portfolio turnover.............................     110%       87%      155%         75%


-------------------------
(a) Commencement of operations.
(b) Total returns for periods less than one year are not annualized.

(c) Expense ratio for the Sentinel Growth Portfolio before reimbursement of expenses by affiliated insurance company for the period ended December 31, 1999, 1998, 1997 and 1996 was as follows: 0.71%, 0.83%, 1.35% and 1.51%
    (annualized), respectively.

                                                             INTERNATIONAL PORTFOLIO
                                                                 (FOR YEAR ENDED)
                                                    ------------------------------------------
                                                     1999     1998     1997     1996     1995
                                                    ------   ------   ------   ------   ------
Net asset value, beginning of period..............  $13.85   $13.61   $13.41   $12.86   $11.63
                                                    ------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...........................     .19      .15      .11      .11      .16
  Net realized and unrealized gain (loss) on
     investments..................................    3.61     1.14     1.08     1.23     1.45
                                                    ------   ------   ------   ------   ------
     Total from investment operations.............    3.80     1.29     1.19     1.34     1.61
                                                    ------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net investment
     income.......................................    (.16)    (.10)    (.11)    (.16)    (.07)
  Dividends to shareholders from net capital
     gains........................................    (.81)    (.95)    (.88)    (.63)    (.31)
                                                    ------   ------   ------   ------   ------
     Total distributions..........................    (.97)   (1.05)    (.99)    (.79)    (.38)
                                                    ------   ------   ------   ------   ------
Net asset value, end of period....................  $16.68   $13.85   $13.61   $13.41   $12.86
                                                    ======   ======   ======   ======   ======
     Total return.................................   29.33%   10.13%    9.66%   10.89%   14.31%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)................  88,796   71,363   62,513   50,955   36,642
  Ratios of expenses to average net
     assets(a)....................................     .98%    1.00%    1.02%    1.05%    1.15%
  Ratios of net investment income to average
     net assets...................................    1.32%    1.18%    1.13%    1.08%    1.21%
  Portfolio turnover..............................      41%      37%      37%      35%      45%


-------------------------


(a) Expense ratios before reimbursement of expenses by affiliated insurance company and fee waivers by the administrator for the years ended December 31, 1999, 1998, 1997, 1996 and 1995 were as follows: 0.98%, 1.00%, 1.02%,
    1.05% and 1.15%, respectively.

                     ADDITIONAL INFORMATION ABOUT THE FUND

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS:

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"):


The SAI, which contains additional information about the Fund, has been filed with the SEC and is incorporated herein by reference. Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.


A free copy of the Fund's SAI and annual report may be obtained and further inquiries can be made by calling the Fund at 1-800-688-5177 or by writing to the Fund at 103 Bellevue Parkway, Wilmington, Delaware 19809.

Investment Company Act File No.: 811-4350

                            MARKET STREET FUND, INC.
                              103 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809
                                 1-800-688-5177

                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 1, 2000



This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Market Street Fund, Inc. prospectus (a "Prospectus") dated May 1, 2000 and retained for future reference.


A copy of each Prospectus to which this Statement of Additional Information relates is available at no charge by writing to Market Street Fund, Inc. at the above address or by calling the telephone number listed above. Terms not defined in this SAI shall have the same meaning as given them in the Prospectuses.

                            ------------------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
General Information and History.............................    2
Control Persons.............................................    2
Investment Objectives of the Portfolios.....................    2
Investment Restrictions.....................................    3
Investment Techniques and Risks.............................    4
Portfolio Turnover..........................................   16
Management of the Fund......................................   18
Investment Advisory and Other Services......................   19
Portfolio Transactions and Brokerage Allocation.............   26
Determination of Net Asset Value............................   28
Redemption of Shares........................................   29
Taxes.......................................................   30
Capital Stock...............................................   31
Code of Ethics..............................................   32
Other Services..............................................   33
Financial Statements........................................  F-1
Appendix A -- Description of Money Market Instruments and
  Commercial Paper and Bond Ratings.........................  A-1

                        GENERAL INFORMATION AND HISTORY

The Market Street Fund, Inc. (the "Fund") was incorporated in the state of Maryland on March 21, 1985. Each Portfolio of the Fund is an open-end diversified management investment company as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a "series" type of mutual fund, the Fund issues separate classes (or series) of common stock for each portfolio representing fractional undivided interests in that portfolio. Currently there are twelve separate investment portfolios (each a "Portfolio," together, the "Portfolios"). An investor in a Portfolio is entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Portfolio. An investor also shares pro-rata in any losses of that Portfolio. The Portfolios do not intend to concentrate their respective investments in a particular industry or group of industries.


The Fund serves as an investment medium for variable life insurance contracts and variable annuity contracts issued by Provident Mutual Life Insurance Company ("PMLIC"), Providentmutual Life and Annuity Company of America ("PLACA") and National Life Insurance Company ("NLIC") of Montpelier, Vermont. NLIC is located at One National Life Drive, Montpelier, Vermont 05604. Each of PMLIC and PLACA is located at 1000 Chesterbrook Boulevard, Berwyn, PA 19312. Other than the shares sold directly to PMLIC to seed the All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, All Pro Small Cap Value, International, Aggressive Growth, and Managed Portfolios, and to NLIC to seed the Sentinel Growth Portfolio, shares of the Fund currently are sold only to separate accounts of Provident Mutual and PLACA and to variable life insurance separate accounts of NLIC. In the future, shares of the Fund may also be sold to separate accounts of other affiliated or unaffiliated insurance companies in order to fund variable annuity contracts or variable life insurance policies.


                                CONTROL PERSONS


As of the date of this SAI, NLIC and certain separate accounts supporting variable contracts issued by PMLIC and PLACA, respectively, are the only shareholders of the Portfolios. As the primary holders of the Portfolios' shares, PMLIC, PLACA, and NLIC together currently are deemed to "control" the Fund under the 1940 Act. PMLIC and PLACA will continue in this position with respect to the Fund until other insurance companies, selling significant amounts of variable life insurance and variable annuities, have made substantial investments in Fund shares. For purposes of voting on matters submitted to shareholders, any person who holds a "controlling" interest in a fund, or a series thereof, may be able to significantly influence the outcome of any shareholder vote. However, each of PMLIC, PLACA, and NLIC generally votes the relevant shares at the shareholders' meetings in accordance with the timely instructions received from owners of variable contracts having contract values allocated to the relevant separate accounts.



As of January 20, 2000, no policy holder owned a policy or contract that individually or in the aggregate had a total interest in any Portfolio of more than 5%. As of January 20, 2000, the officers and directors of the Fund as a group did not beneficially own as policy holders more than a 1% interest in any Portfolio.


                    INVESTMENT OBJECTIVES OF THE PORTFOLIOS


The investment objective or objectives of each Portfolio are set forth below. These investment objectives are fundamental and may not be changed unless authorized for each Portfolio by the vote of a "1940 Act majority" of the outstanding voting shares of the affected Portfolio, voting separately. Approval by a "1940 Act majority" of a Portfolio's outstanding voting securities means the approval by the lesser of (1) more than 50% of the Portfolio's outstanding voting securities, or (2) 67% or more of the Portfolio's outstanding voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present (in person or by proxy) (hereinafter referred to as a "1940 Act Vote").

NAME OF PORTFOLIO                                            INVESTMENT OBJECTIVE
-----------------                                            --------------------
All Pro Large Cap Growth Portfolio........    Long-term capital appreciation.
All Pro Large Cap Value Portfolio.........    Long-term capital appreciation.
All Pro Small Cap Growth Portfolio........    Long-term capital appreciation.
All Pro Small Cap Value Portfolio.........    Long-term capital appreciation.
Equity 500 Index Portfolio................    Long-term capital appreciation.
International Portfolio...................    Long-term growth of capital primarily through
                                              investments in a diversified portfolio of
                                              marketable equity securities of established foreign
                                              issuer companies.
Growth Portfolio..........................    Intermediate and long-term growth of capital. A
                                              reasonable level of income is an important
                                              secondary objective.
Aggressive Growth Portfolio...............    A high level of long-term capital appreciation.
Managed Portfolio.........................    As high a level of long-term total rate of return
                                              as is consistent with prudent investment risk.
Bond Portfolio............................    A high level of current income consistent with
                                              prudent investment risk.
Sentinel Growth Portfolio.................    Long-term growth of capital.
Money Market Portfolio....................    Maximum current income consistent with capital
                                              preservation and liquidity.


                            INVESTMENT RESTRICTIONS

The following specific restrictions supplement the discussion of the Portfolios' investment objectives and policies set forth in each Prospectus.

The Fund has adopted the following fundamental restrictions relating to the investment of assets of the twelve Portfolios. These restrictions may not be changed except by holders of a 1940 Act majority of outstanding voting shares of each Portfolio affected. The Fund's fundamental investment restrictions provide that no Portfolio of the Fund may:

        (1) with respect to 75% of the Portfolio's total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (a) such purchase would cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio;

        (2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities);

        (3) borrow money, except a Portfolio may (a) borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 30% of its total assets (including the amount borrowed), (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) purchase securities on margin to the extent permitted by applicable law;

        (4) make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, broker-dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;

        (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be considered an underwriting;

        (6) purchase, hold or deal in real estate, although a Portfolio may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Portfolio as a result of the ownership of securities;

        (7) invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts; or

        (8) issue senior securities to the extent such issuance would violate applicable law.

The following restrictions are not fundamental policies and may be changed without the approval of the outstanding voting shares of the affected Portfolio. No Portfolio may:

        (1) sell securities short or maintain a short position except for short sales against the box; or

        (2) invest more than 25% of the value of its total assets in the securities of foreign issuers and non-dollar securities. This policy does not apply to the International Portfolio; or

        (3) acquire any security which is not readily marketable if more than 15% of the net assets of the Portfolio (other than the Money Market Portfolio), and 10% of the net assets of the Money Market Portfolio, taken at market value, would be invested in such securities; or

        (4) enter into a stock index futures contract (by exercise of any option or otherwise) or acquire any options thereon, if immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on stock index futures contracts would exceed 5% of the value of its total assets.

Except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

                        INVESTMENT TECHNIQUES AND RISKS


The following disclosure supplements the discussion of the Portfolios' investment objectives and policies set forth in the Prospectuses.


TEMPORARY DEFENSIVE POSITIONS


Notwithstanding their investment objective(s), each Portfolio may, for temporary defensive purposes to preserve capital, invest all or part of its assets in cash and/or money market instruments of the type in which the Money Market Portfolio may invest. For temporary defensive purposes to preserve capital, the International Portfolio may hold part or all of its assets in foreign currency or in non-dollar short-term debt securities.


REPURCHASE AGREEMENTS


Each Portfolio may invest in repurchase agreements with member banks of the Federal Reserve System or with dealers in U.S. Government securities. A repurchase agreement customarily obligates the seller at the time it sells securities to the Portfolio to repurchase the securities at a mutually agreed upon price and date (ordinarily a week or less). The total amount received on repurchase is calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and is not necessarily related to the interest rate on the underlying securities. The underlying securities are ordinarily U.S. Government securities, but may consist of other securities in which the respective Portfolios may otherwise invest. Each Portfolio (except the Money Market Portfolio) will not invest more than 15%, and the Money Market Portfolio will not invest more than 10%, of its net assets in repurchase agreements that have maturities of more than seven days and will not invest in repurchase agreements with maturities of over 30 days. Repurchase agreements will be fully collateralized at all times and interest on the underlying security will not be taken into account for valuation purposes. Under no circumstances will a Portfolio enter into a repurchase agreement with an adviser or an affiliate of an adviser.



The primary risk of investing in repurchase agreements is that, to the extent that the proceeds from any sale of the underlying securities and other collateral relating to a repurchase agreement upon a default in the obligation to repurchase were less than the repurchase price, the Portfolio would suffer a loss. The Portfolio might also incur disposition costs in connection with liquidating its collateral and, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited and a loss (including loss of interest on or principal of the security) may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. To minimize the possibility of losses due to the default or bankruptcy of the seller, the Fund will conduct all repurchase agreement transactions with counterparties that meet standards of credit worthiness approved by the Board of Directors for all parties with which the Fund enters into repurchase agreements, and the Board of Directors will review compliance with these credit standards by all parties periodically.



ILLIQUID AND RESTRICTED SECURITIES



A Portfolio will not acquire any security that is not readily marketable (illiquid) if, as a result of the purchase, the Portfolio would hold more than 15% of its net assets (10% for the Money Market Portfolio) in those securities. The Portfolios may purchase and sell restricted securities (i.e., those that are required to be registered under the Securities Act of 1933 before distribution to the general public), including restricted securities eligible for resale under Rule 144A. The Board of Directors may adopt guidelines and delegate to the adviser or a subadviser the daily function of determining and monitoring liquidity. The Board, however, will retain oversight and monitor the determinations.


BORROWING


Each Portfolio may borrow from banks or through reverse repurchase agreements in amounts up to 30% of its total assets (including the amount borrowed). Each Portfolio also may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets, for temporary purposes, and may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and purchase securities on margin to the extent permitted by applicable law. No Portfolio will borrow money for leveraging purposes, and no Portfolio will purchase additional securities while its borrowings exceed the above specified limits. As required by the 1940 Act, each Portfolio will maintain continuous asset coverage of at least 300% of the amount borrowed. In the event that a Portfolio's asset coverage falls below 300%, the Portfolio may be required to sell securities within three days to reduce the amount of its borrowing and restore the 300% asset coverage. These sales of securities may occur at a time that is disadvantageous for a Portfolio.


REVERSE REPURCHASE AGREEMENTS


Each Portfolio may enter into reverse repurchase agreements with banks and broker-dealers. These agreements have the characteristics of borrowing and involve the sale of securities held by a Portfolio with an agreement to repurchase the securities at an agreed upon date and price that reflects a rate of interest paid for the use of funds for the period. Such transactions are advantageous only if a Portfolio has the opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. A Portfolio may be unable to realize a rate of return from the use of the proceeds equal to or greater than the interest expense of the repurchase agreement. Thus, the Portfolios intend to enter into such agreements only when it appears advantageous to do so. The use of reverse repurchase agreements may magnify any increase or decrease in the value of a Portfolio's investments. The Portfolios' custodian will maintain, in a segregated account, fully liquid securities of each Portfolio that have a value equal to or greater than the respective Portfolio's commitments under reverse repurchase agreements. The value of securities subject to reverse repurchase agreements will not exceed 30% of the value of the respective

Portfolio's total assets. Under no circumstances will a Portfolio enter into a reverse repurchase agreement with an adviser or any affiliate of an adviser.


COVERED CALL OPTION CONTRACTS


The All Pro, Growth, Aggressive Growth, and Managed Portfolios may engage in certain limited options strategies. These options strategies are limited to writing (selling) covered call options that are traded on a domestic securities exchange with respect to securities in which a Portfolio may invest and entering into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. A Portfolio will not write a call option if the securities covered by such options exceed 25% of the Portfolio's total assets at that time. Moreover, in order to maintain qualification for treatment as a regulated investment company for federal income tax law purposes, the writing of covered calls may be further limited.


A covered call option gives the purchaser of the option the right to purchase the underlying security from a Portfolio at a fixed exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. As consideration for the option, the purchaser pays the Portfolio a premium, which the Portfolio retains whether or not the option is exercised. A covered call option will benefit a Portfolio if, over the option period, the underlying security declines in value or does not appreciate above the aggregate value of the exercise price plus the premium. However, the Portfolio risks the loss of profits if the underlying security appreciates above the aggregate value of the exercise price and premium.


So long as a Portfolio remains obligated as a writer of a call, the Portfolio forgoes the opportunity to profit from increases in the market price of the underlying security above the call price. The Portfolio may close out a covered call option position by purchasing on the same exchange a call option on the same security, with the same exercise price and the same expiration date as the call previously written on that security. Although writing only call options which are traded on a national securities exchange increases the likelihood of being able to make closing purchase transactions, there is no assurance that the Portfolio will be able to do so at any particular time or at an acceptable price. Depending upon the premium paid for the option relative to the premium received on the option written, the Portfolio may realize a profit or loss on a closing transaction. The writing of call options could result in increases in the turnover rate of the Portfolio, especially during periods when market prices of the underlying securities appreciate, which could result in higher brokerage costs. In addition, brokerage commissions will be paid by the Portfolio on both the establishment and closing out of an option position.



A Portfolio may write covered call options on particular portfolio securities when it believes that the market value of those securities will either decline or will not increase over the period covered by the option. In this manner, the Portfolio hopes that the option price received (net of transaction costs) may offset any decline in the market value of the security or otherwise generate income for the Portfolio. To the extent income is generated, writing covered call options generally helps to achieve the Growth Portfolio's secondary objective of a reasonable level of income but does not further the Portfolio's primary objective of achieving intermediate and long-term growth of capital, except to the extent that it "hedges" against capital losses. The investment program for the Aggressive Growth Portfolio is expected to produce only modest current income, if any, and such income is not a basic part of the Portfolio's objective but is merely incidental.


SHORT-TERM TRADING


Other than the Managed and the Bond Portfolios, the Portfolios do not expect to trade in securities for short-term gains. Notwithstanding this, an adviser may, from time to time, make short-term investments when it believes that such investments will benefit a Portfolio and may dispose of any investment without regard to the length of time that the investment has been held. Each of the Managed and Bond Portfolios intends to use short-term trading of securities if it believes the transactions net of costs (including any commission) will benefit its investment portfolio for the purposes of:



        (a) Avoiding potential depreciation in the value of a security held in the investment portfolio where the Portfolio anticipates that the security may decline in market value as a result of unfavorable earnings trends and/or unfavorable investment environment; or



        (b) Increasing the return by taking advantage of yield disparities between various fixed-income securities in order to realize capital gains or improved income on the investment portfolio.


ILLIQUID ASSETS


The Equity 500 Index Portfolio will not invest in illiquid assets. However, no Portfolio (other than the Money Market Portfolio) may invest more than 15%, and the Money Market Portfolio may not invest more than 10%, of the value of its net assets in securities that are not readily marketable. This limit does not apply to a Portfolio's investment in securities purchased or sold pursuant to Rule 144A under the Securities Act of 1933 that the Board of Directors has determined are liquid. This restriction does apply to repurchase agreements maturing in more than seven days. This restriction also applies to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held by the Fund's Portfolios.


INVESTMENT-GRADE SECURITIES


Investment-grade securities include securities rated, at the time of purchase, "investment grade" by a nationally-recognized statistical rating organization (a "Rating Agency") (e.g., Baa3 or higher by Moody's Investors Service ("Moody's") or BBB- or higher by Standard & Poor's Corporation ("Standard & Poor's")) or unrated securities that the adviser determines to be of comparable quality. (See Appendix A to this SAI for an explanation of ratings.) Unrated securities of a quality comparable to rated securities may nonetheless trade in the market at a discount from the price of comparable rated securities.


LOWER QUALITY DEBT INSTRUMENTS


Up to 25% of the total assets of each of the Bond and the Managed Portfolios may be invested in lower quality debt instruments (rated BB+ and below by Standard & Poor's or Ba1 and below by Moody's, or comparable unrated securities). Furthermore, debt instruments with higher ratings, and especially those rated as investment-grade but not high quality (as described above) may, after purchase by either Portfolio, have their ratings lowered due to the deterioration of the issuer's financial position. In the event that the rating of a bond held by either Portfolio drops below BBB- or Baa3, the decision whether to retain or dispose of the bond is made on a case by case basis. However, in no event will the amount of assets held in lower quality debt instruments be greater than that set forth above.



Lower quality debt instruments entail certain risks. Lower-rated debt instruments are subject to market risk, are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, and generally involve more credit risk than securities in the higher rating categories. In some cases, these securities may be highly speculative, have poor prospects for reaching investment-grade standing and be in default. The market values of these securities tend to reflect market risk and credit risk, as well as individual corporate developments, to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. These lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Portfolio invests in these securities, factors adversely affecting the market value of lower-quality, high-yielding securities adversely affect a Portfolio's net asset value.



Lower-rated, high-yielding securities may be issued by corporations in the growth stage of their development. These securities may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue these high-yielding securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high-yielding securities may experience financial stress. During these periods, these issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yielding securities because these securities are generally unsecured and are often subordinated to other creditors of the issuers.



A Portfolio may have difficulty disposing of certain high-yielding securities for which there is a thin trading market. Because not all dealers maintain markets in all high-yielding securities, there is no established retail secondary market for many of these securities, and an adviser or subadviser anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for high-yielding securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations are generally available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.



The market for high-yielding securities has not weathered a major economic recession, and the impact of such a recession on that market is unknown. It is likely, however, that any such recession could severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon. Moreover, such a recession could also increase the incidence of defaults of high-yielding securities.



A Portfolio may acquire high-yielding securities that are sold without registration under the federal securities laws and, therefore, carry restrictions on resale. A Portfolio may incur special costs in disposing of such securities but will generally incur no costs when the issuer is responsible for registering the securities.



A Portfolio also may acquire high-yielding securities during an initial underwriting. Such securities involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and an adviser or subadviser carefully reviews the credit and other characteristics pertinent to such new issues.



From time to time, there have been proposals for legislation designed to limit the use of certain high-yielding securities in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could generally reduce the market for such securities, could negatively affect the financial condition of issuers of high-yielding securities by removing or reducing a source of future financing, and could negatively affect the value of specific high-yield issues. However, the likelihood of any such legislation or the effect thereof is uncertain.



STOCK INDEX FUTURES CONTRACTS



The Equity 500 Index Portfolio may purchase and sell futures contracts only on the S&P 500 Index. The Portfolio engages in futures transactions only for bona fide hedging purposes or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC").


FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). When the prices of securities comprising the S&P 500 Index are falling, the Portfolio can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. Conversely, when such equity securities' prices are rising, the Portfolio, through the purchase of futures contracts, can attempt to secure better prices than might later be available in the market when it effects anticipated purchases.



Positions taken in the futures markets are not normally held to maturity but instead are liquidated through offsetting transactions that may result in a profit or a loss. While contracts on the S&P 500 Index almost always are liquidated in this manner, the Equity 500 Index Portfolio may instead make or take delivery of the underlying securities if it appears economically advantageous for the Portfolio to do so. A clearing corporation associated with the exchange on which the contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.



RISKS. The use of futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the S&P 500 Index and price movements in the securities that are the subject of the hedge. Positions in futures contracts may be closed out only on the exchange or board of trade on which they were entered, and no assurance can be given that an active market will exist for a particular contract at any particular time. Losses incurred in hedging transactions and the costs of these transactions will affect the Equity 500 Index Portfolio's performance.



In connection with the Equity 500 Index Portfolio, Provident Mutual Life Insurance Company, and its affiliates and subsidiaries have licensed trademarks for use by the Portfolio. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.



S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the Product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.


MORTGAGE-BACKED SECURITIES


The Managed and Bond Portfolios may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage-related securities such as government stripped mortgage-related securities, adjustable rate mortgage-related securities and collateralized mortgage obligations, which are described below. These assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.


Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association ("GNMA"), by government-related organizations, such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.



The average maturity of pass-through pools of mortgage-related securities in which certain of the Portfolios may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.



Mortgage-related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-related securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-related securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHLMC. FNMA is a government-sponsored enterprise owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.



Private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. The adviser assesses new types of mortgage related securities as they are developed and offered to determine their appropriateness for investment by the relevant Portfolio.



Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage security. The occurrence of mortgage prepayments is a function of several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. A Portfolio's ability to maintain positions in such securities is affected by the reductions in the principal amount of such securities resulting from prepayments, and the Portfolio ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because principal prepayments generally occur when interest rates are declining, an investor, such as a Portfolio, generally has to reinvest the proceeds of these prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity, although such other income-bearing securities may have a comparable risk of capital depreciation during periods of rising interest rates.


GOVERNMENT STRIPPED MORTGAGE-RELATED SECURITIES. The Managed and Bond Portfolios may invest in government stripped mortgage-related securities. These securities represent beneficial ownership interests in either period principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by GNMA, FHLMC, or FNMA. The certificates underlying the government stripped mortgage-related securities represent all or part of the beneficial interest in pools of mortgage loans.



Investing in government stripped mortgage-related securities involves all of the risks of investing in mortgage-backed securities and U.S. Government securities generally. In addition, the yields on these instruments are extremely sensitive to the prepayment experience of the mortgage loans making up the pool underlying the certificates. If a decline in the level of prevailing current interest rates results in a rate of principal prepayments that is higher than anticipated when the certificate was created, then distributions of principal will accelerate thereby reducing the yield to maturity of interest-only securities from that certificate and increasing the yield to maturity of principal-only securities from that certificate. Sufficiently high prepayment rates could result in a Portfolio not recovering its investment in interest-only securities. Where a certificate represents only a part of the beneficial interest in a pool, the sensitivity of that certificate to interest rate fluctuations may be greater than of other interest-only securities derived from other certificates supported by the same underlying pool because of the particular character of the principal portion of the pool that the certificate represents.



Government stripped mortgage-related securities are currently traded over the counter in a market maintained by several investment banking firms. There is no certainty that a Portfolio will be able to purchase or sell a government stripped mortgage-related security at any time in the future. The Portfolios only purchase such securities if a secondary market exists for the securities at the time of purchase. Except for certain government stripped mortgage-related securities derived from fixed rate FHLMC and FNMA certificates meeting certain liquidity requirements established by the Company's Board of Directors, the Portfolios treat government stripped mortgage-related securities as illiquid investments.



ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES. The Managed and Bond Portfolios may invest in adjustable rate mortgage-related securities. Adjustable rate mortgage-related securities ("ARMs") have interest rates that reset at periodic intervals. Acquiring ARMs permits a Portfolio to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which the certificates are based. These certificates generally have higher current yield and lower price fluctuation than is the case with more traditional fixed-income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Portfolio can reinvest the proceeds of such prepayments at rates higher than that at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Portfolio holding an ARM does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed-income securities and less like adjustable rate securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lags current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.



COLLATERALIZED MORTGAGE OBLIGATIONS. The Managed and Bond Portfolios may invest in collateralized mortgage obligations ("CMOs"). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-backed securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over other classes with respect to the receipt of prepayments on the mortgages. Therefore, depending upon the type of CMO in which a Portfolio invests, the investment is subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.


GNMA CERTIFICATES. GNMA Certificates are securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are insured either by the Federal Housing Administration or by the Veterans Administration. Each pool of mortgage loans is assembled and, after being approved by GNMA, is sold to investors through broker-dealers in the form of certificates representing participations in the pool. GNMA guarantees the timely payment of principal and interest of each mortgage in the pool, and its guarantee is backed by the full faith and credit of the U.S. Government. GNMA Certificates differ from bonds in that a borrower pays the principal over the term of the loan rather than in a lump sum at maturity. GNMA Certificates are called "pass-through" certificates because both principal and interest payments on the mortgages (including prepayments) are passed through to the holder of the certificate.



The average life of GNMA Certificates varies with the maturities of the underlying mortgages. Prepayments of any mortgages in the pool usually results in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. The volume of such prepayments of principal in a given pool of mortgages influences the actual yield of the GNMA Certificate.


MORTGAGE DOLLAR ROLLS


The Managed and Bond Portfolios may enter into mortgage "dollar rolls" in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio benefits to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique diminishes the investment performance of the Portfolio. Successful use of mortgage dollar rolls depends upon the adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. A Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, a Portfolio treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Neither Portfolio currently intends to enter into mortgage dollar rolls that are accounted for as a financing.


SPDRS


The All Pro Small Cap Growth Portfolio may invest in Standard & Poor's Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A Portfolio investing in a SPDR would be entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 stocks in the underlying investment portfolio, less trust expenses.


FOREIGN SECURITIES


FOREIGN SECURITIES GENERALLY. Investments in the securities of foreign issuers or investments in non-dollar securities may offer potential benefits not available from investments solely in securities of domestic issuers or U.S. dollar-denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States, and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.


Investing in non-dollar securities or in the securities of foreign issuers involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws, or restrictions applicable to such investments and in exchange control regulations. For example, a decline in the currency exchange rate would reduce the value of certain portfolio investments. In addition, if the exchange rate for the currency in which a Portfolio receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends. A Portfolio may purchase or sell foreign currency and forward foreign currency exchange contracts to hedge its foreign currency exposure; however, these techniques also entail certain risks. Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange, and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries, and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when a portion of the assets of a Portfolio are uninvested and no return is earned thereon. The inability of a Portfolio to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio investment or, if the Portfolio has entered into a contract to sell the investment, could result in possible liability to the purchaser.


Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of a Portfolio, or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


INVESTMENTS IN ADRS, EDRS AND GDRS. Many securities of foreign issuers are represented by ADRs, EDRs and GDRs. The All Pro, International, Equity 500 Index, Managed, Bond, and Aggressive Growth Portfolios may invest in ADRs, EDRs and GDRs. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a Portfolio acquires ADRs through banks that do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service these ADRs, there may be an increased possibility that the Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Portfolio will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the National Association of Securities Dealers national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.


INVESTMENTS IN EMERGING MARKETS. The International and Managed Portfolios may invest in securities of issuers located in countries with emerging economies and or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment, generally including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Portfolio's investments in those countries and the availability to the Portfolio of additional investments in those countries.



The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make a Portfolio's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries. In that event, the Portfolio may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of the International or Managed Portfolio to invest in securities of certain issuers located in those countries.


FOREIGN CURRENCY TRANSACTIONS

The Equity 500 Index Portfolio will not conduct foreign currency exchange transactions or enter into forward foreign currency exchange contracts.

To the extent that a Portfolio invests in foreign securities, the value of its assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies.


A Portfolio will conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through the use of forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation by a Portfolio to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days, from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Neither type of foreign currency transaction will eliminate fluctuations in the prices of a Portfolio's securities or prevent loss if the prices of such securities should decline.



A Portfolio may enter into forward foreign currency exchange contracts only under two circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. A Portfolio will then enter into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying securities transactions. In this manner a Portfolio will be better able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the securities are purchased or sold and the date on which payment is made or received.


Second, when the adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible since the future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. No Portfolio intends to enter into such forward contracts under this second circumstance on a regular or continuous basis. No Portfolio will enter into such forward contracts or maintain a net exposure to such contracts when the consummation of the contracts would obligate a Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The adviser believes that it is important to have the flexibility to enter into these forward contracts when it determines that to do so is in the best interests of the respective Portfolio. The Fund's custodian bank segregates cash or equity or debt securities in an amount not less than the value of each Portfolio's total assets committed to forward foreign currency exchange contracts entered into under this second type of transaction. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the respective Portfolio's commitments with respect to such contracts. Under normal circumstances, the Portfolios expect that any appreciation (depreciation) on such forward exchange contracts will be approximately offset by the (depreciation) appreciation in translation of the underlying foreign investment arising from fluctuations in foreign currency exchange rates.



A Portfolio recognizes the unrealized appreciation or depreciation from the fluctuation in a foreign currency forward contract as an increase or decrease in the Portfolio's net assets on a daily basis, thereby providing an appropriate measure of the Portfolio's financial position and changes in financial position.


REAL ESTATE INVESTMENT TRUSTS

The Portfolios may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risk.

WHEN-ISSUED SECURITIES AND DELAYED DELIVERY SECURITIES


Each Portfolio, except the Sentinel Growth Portfolio, may purchase securities on a when-issued or delayed delivery basis in an amount up to 10% of such Portfolio's net assets. When-issued securities transactions arise when securities are purchased by a Portfolio with payment and delivery taking place on a future date determined at the time of entering into the transaction (transaction date) in order to secure what is considered to be an advantageous price and yield to the Portfolio on the transaction date. Once a Portfolio commits to purchase securities on a when-issued or delayed delivery basis, it records the transaction and thereafter reflects the daily value of such securities in determining its net asset value. Although a Portfolio generally purchases when-issued securities with the intention of acquiring those securities for its portfolio, the Portfolio may dispose of a when-issued security prior to settlement if the adviser deems it advantageous to do so. For all when-issued securities transactions, the Fund's custodian bank will hold and maintain in a segregated account until the settlement date, cash or fully liquid securities of the Portfolio with a market value, determined daily, equal to or greater than such commitments. If a Portfolio elects to dispose of the right to acquire a when-issued security prior to its acquisition, it could experience a gain or loss on the security due to market fluctuation.


                               PORTFOLIO TURNOVER


Each Portfolio has a different expected annual rate of portfolio turnover, which is calculated by dividing the lesser of purchases or sales of Portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of each Portfolio. If a Portfolio's portfolio turnover rate exceeds 100%, the result may be correspondingly increased brokerage expenses and other acquisition costs to that Portfolio (see "Portfolio Transactions and Brokerage Allocation."). However, because rate of portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if investment judgment or Portfolio operations make a sale advisable.


No portfolio turnover rate is calculated for the Money Market Portfolio due to the short maturities of the instruments the Portfolio purchases. Portfolio turnover should not affect the income or net asset value of the Money Market Portfolio because brokerage commissions are not normally charged on the purchase or sale of money market instruments.


The annual portfolio turnover rates for 1999, 1998, and 1997 (as applicable) for each of the Portfolios (except the Money Market Portfolio) is set forth below. There are no portfolio turnover data for 1997 for the All Pro Portfolios because each such Portfolio commenced operations only in 1998. There are no Portfolio turnover data for the years 1997 and 1998 for the Equity 500 Index Portfolio because the Portfolio commenced operations only in 1999.

NAME OF PORTFOLIO                                             1999    1998    1997
-----------------                                             ----    ----    ----
All Pro Large Cap Growth Portfolio..........................   83%     64%    N/A
All Pro Large Cap Value Portfolio...........................   64%     39%    N/A
All Pro Small Cap Growth Portfolio..........................  114%     82%    N/A
All Pro Small Cap Value Portfolio...........................  114%     38%    N/A
International Portfolio.....................................   41%     37%     37%
Equity 500 Index Portfolio*.................................  N/A     N/A     N/A
Growth Portfolio............................................   46%     30%    108%
Aggressive Growth Portfolio.................................   46%     41%     37%
Managed Portfolio...........................................  156%    203%     99%
Bond Portfolio..............................................  202%    163%    105%
Sentinel Growth Portfolio...................................  110%     87%    155%


---------------

* The Equity 500 Index Portfolio commenced operations on February 7, 2000.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

The Fund's board of directors is responsible for the overall administration of the Fund's affairs including deciding matters of general policy and reviewing the actions of the Advisers, the custodian, and accounting and administrative services providers.


The directors and officers of the Fund, their principal occupations for the last five years and compensation each director and officer received from the Fund in 1999 are set forth below. Unless otherwise noted, the address of each director and officer is 103 Bellevue Parkway, Wilmington, DE 19809.



     NAME, AGE, AND ADDRESSES OF                                                          AGGREGATE
       DIRECTORS AND OFFICERS           POSITION HELD        PRINCIPAL OCCUPATION       COMPENSATION
             OF THE FUND                WITH THE FUND         DURING PAST 5 YEARS       FROM THE FUND
     ---------------------------        -------------        --------------------       -------------
Mr. Robert W. Kloss*.................  Director          Director since April 22,          $     0
Age 51                                                   1998; President and Chief
1000 Chesterbrook Boulevard                              Executive Officer ("CEO") of
Berwyn, Pennsylvania 19312                               PMLIC since November 1, 1994;
                                                         1984-1994, President and CEO
                                                         of Covenant Life Insurance
                                                         Company
Dr. Alan Gart........................  Director          Director since March 21,          $11,000
Age 59                                                   1985; 1982-Present, President
978 Warfield Lane                                        of Alan Gart, Inc. (a
Huntingdon Valley,                                       consulting firm);
PA 19006                                                 1992-Present; Professor, Nova
                                                         Southeastern University;
                                                         1989-1992, Professor,
                                                         Southeastern Massachusetts
                                                         University; 1985-1989,
                                                         Professor of Finance, Leh-
                                                         man College of the City
                                                         University of New York
Dr. A. Gilbert Heebner...............  Director          Director since May 12, 1989;      $11,000
Age 73                                                   1987-Present, Distinguished
2 Etienne, Arbordeau                                     Professor of Economics,
Devon, PA 19333                                          Eastern College; 1952-1987,
                                                         Executive Vice President and
                                                         Chief Economist of CoreStates
                                                         Financial Corp.
Mr. Leo Slack........................  Director          Director since February 11,       $11,000
Age 65                                                   1998; Retired since 1996;
4700 White Tail Lane                                     1964-1996 Vice President,
Sarasota, FL 34238                                       Combustion Engineers
                                                         Corporation
Mr. Edward S. Stouch.................  Director          Director since December 12,       $11,000
Age 82                                                   1985; Retired since 1983;
216 Grandview Rd.                                        1969-1983, Vice President and
Media, PA 19063                                          Head of Personal Trust
                                                         Investment Department, Trust
                                                         Division of Provident
                                                         National Bank
Ms. Rosanne Gatta....................  President         1993-Present, Vice President      $     0
Age 44                                                   and Treasurer of PMLIC

     NAME, AGE, AND ADDRESSES OF                                                          AGGREGATE
       DIRECTORS AND OFFICERS           POSITION HELD        PRINCIPAL OCCUPATION       COMPENSATION
             OF THE FUND                WITH THE FUND         DURING PAST 5 YEARS       FROM THE FUND
     ---------------------------        -------------        --------------------       -------------
Ms. Sarah C. Lange...................  Vice President    March 2000-Present, Chief         $     0
Age 43                                                   Investment Officer and Senior
                                                         Vice President of PMLIC;
                                                         1983-February 2000, Vice
                                                         President Investments of
                                                         PMLIC
Mr. James D. Kestner.................  Vice President    1994-Present, Vice President      $     0
Age 52                                                   Investments of PMLIC; 1975-
                                                         1994, Vice President,
                                                         Investments of Covenant Life
                                                         Insurance Company
James G. Potter, Jr., Esq............  Vice President    1997-Present, Executive Vice      $     0
Age 42                                                   President, General Counsel
                                                         and Secretary of PMLIC;
                                                         1989-1997 Chief Legal Officer
                                                         Prudential Banks
Mr. Anthony T. Giampietro............  Treasurer         1990-Present, Assistant           $     0
Age 40                                                   Treasurer of PMLIC
James Bernstein, Esq.................  Secretary         May 1992-1995, Associate,         $     0
Age 34                                                   Jorden Burt; 1996-May 1999,
1000 Chesterbrook Boulevard                              Partner, Jorden Burt; October
Berwyn, Pennsylvania 19312-1181                          1999-Present, Assistant
                                                         General Counsel, PMLIC


-------------------------

* "interested person" of the Fund for 1940 Act purposes.


As of the date of this SAI, certain officers and directors of the Fund own either variable annuity contracts or variable life insurance policies that are supported by separate accounts of Provident Mutual and, in that sense, have an interest in shares of the Fund. The officers and directors as a group own less than 1% of the outstanding shares of the Fund and of each Portfolio. Directors who are not officers or employees of PMLIC or the adviser are paid a fee plus actual out of pocket expenses by the Fund for each meeting of the Board of Directors attended. Total fees incurred for 1999 were $44,000. Directors and officers of the Fund do not receive any benefits from the Fund upon retirement nor does the Fund accrue any expense for pension or retirement benefits.


                     INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL INFORMATION AND HISTORY


The Fund's investment advisers are: for the All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, All Pro Small Cap Value, International and Equity 500 Index Portfolios -- Market Street Investment Management Company ("MSIM"); and for the Growth, Aggressive Growth, Managed, Bond, Sentinel Growth and Money Market Portfolios -- Sentinel Advisors Company ("SAC"). Prior to May 1, 1997 the investment adviser for the Growth Portfolio was Newbold's Asset Management, Inc. ("NAM").

On behalf of each Portfolio set forth below, MSIM has engaged one or more respective investment advisers to serve as subadviser to such Portfolio. The name of each subadviser to a Portfolio is set forth below opposite the relevant Portfolio.



           NAME OF PORTFOLIO                             NAME OF SUBADVISER
           -----------------                             ------------------
All Pro Large Cap Growth Portfolio......  Cohen, Klingenstein & Marks, Inc. ("CKM")
                                          Geewax, Terker & Co. ("Geewax")
All Pro Large Cap Value Portfolio.......  Equinox Capital Management, Inc. ("Equinox")
                                          Sanford C. Bernstein & Co., Inc. ("Bernstein")
                                          Mellon Equity Associates ("Mellon Equity")
All Pro Small Cap Growth Portfolio......  Standish, Ayer and Wood ("SAW")
                                          Husic Capital Management ("Husic")
All Pro Small Cap Value Portfolio.......  Reams Asset Management Company, LLC ("Reams")
                                          Sterling Capital Management Company ("Sterling")
International Portfolio.................  The Boston Company Asset Management, Inc. ("TBC")
Equity 500 Index Portfolio..............  State Street Global Advisors ("SSgA")



Together, MSIM, SAC, SSgA, TBC and the investment subadvisers for the All Pro Portfolios are the "Advisers."



MSIM has retained Wilshire Associates Incorporated as an investment management consultant to assist MSIM in identifying and evaluating the performance of potential subadvisers for each of the All Pro Portfolios.



MSIM and SAC provide investment advice to the Fund's Portfolios, pursuant to the Fund's investment advisory agreements. Subject at all times to the supervision and approval of the Fund's Board of Directors, the Advisers render investment advisory services with respect to the Fund's Portfolios in a manner consistent with their stated investment policies, objectives and restrictions. In connection therewith, the Advisers advise the Fund as to what investments should be purchased and sold and place orders for all such purchases and sales on behalf of the Fund.


SAC is a general partnership owned and controlled by Sentinel Advisors, Inc., an indirectly wholly-owned subsidiary of NLIC; Providentmutual Management Co., Inc., an indirectly wholly-owned subsidiary of PMLIC; HTK of Delaware, Inc., a wholly-owned subsidiary of The Penn Mutual Life Insurance Company ("Penn Mutual"); and Sentinel Management Company, a partnership of wholly-owned subsidiaries of NLIC, PMLIC and Penn Mutual, which is SAC's Managing General Partner. SAC is located at National Life Drive, Montpelier, Vermont 05604.


MSIM is a registered investment adviser and is also an indirect wholly-owned subsidiary of PMLIC. Its address is 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312. SAC is a registered investment adviser and is a Vermont general partnership owned and controlled by Sigma American Corporation, an indirect wholly-owned subsidiary of PMLIC and by National Life Investment Management Company, Inc. ("NLIMC") a wholly-owned subsidiary of NLIC. Its address is One National Life Drive, Montpelier, Vermont.


SSgA is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA is located at One International Place, Boston, MA 02110.

TBC is a Massachusetts corporation and a wholly-owned subsidiary of The Boston Company, Inc., which is a wholly-owned subsidiary of the Mellon Bank Corporation. TBC is located at One Boston Place, Boston, MA 02108.

ADVISORY AGREEMENTS


On April 29, 1998, the Fund's Board of Directors, including a majority of the "non-interested" directors approved the investment advisory agreement between the Fund and MSIM respecting MSIM providing investment advisory services for the All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, and All Pro Small Cap Value Portfolios, to be effective May 1, 1998. On April 29, 1998, the initial shareholders of each of these Portfolios, PMLIC and PLACA, approved the Fund's investment advisory agreement for each All Pro Portfolio.



The investment advisory agreement between the Fund and MSIM with respect to the International Portfolio was originally approved by the Board of Directors of the Fund, including a majority of the "non-interested" directors on July 31, 1991. On October 26, 1992, the Fund's Board of Directors, including a majority of the "non-interested" directors, approved continuation of the agreement. The agreement was approved by shareholders of the International Portfolio on January 29, 1993.



On September 23, 1999, the Fund's Board of Directors, including a majority of the "non-interested" directors approved the investment advisory agreement between the Fund and MSIM respecting MSIM providing investment advisory services for the Equity 500 Index Portfolio. On September 23, 1999, the initial shareholders, PMLIC and PLACA, approved the Fund's investment advisory agreement for the Equity 500 Index Portfolio.



The investment advisory agreement between the Fund and SAC became effective on March 1, 1993. The agreement was approved by the Fund's Board of Directors, including a majority of the "non-interested" directors, on October 26, 1992, and by the shareholders, PMLIC and PLACA, of the Bond, Managed, and Aggressive Growth Portfolios on January 29, 1993.



On February 26, 1996, the Fund's Board of Directors, including a majority of the "non-interested" directors approved an amendment to the investment advisory agreement between the Fund and SAC to include SAC providing investment advisory services to the Money Market and Sentinel Growth Portfolios, and unanimously voted to approve continuation of all the investment advisory agreements with SAC and MSIM. On March 18, 1996, shareholders, NLIC, approved the Fund's investment advisory agreement for the Sentinel Growth Portfolio. On April 25, 1996, shareholders, PMLIC and PLACA, approved the Fund's investment advisory agreement for the Money Market Portfolio.



On February 27, 1997 the Fund's Board of Directors, including a majority of the "non-interested" directors approved the investment advisory agreement between the Fund and SAC respecting SAC providing advisory services for the Growth Portfolio, to be effective May 1, 1997. On April 24, 1997, shareholders, PMLIC and PLACA, approved the Fund's investment advisory agreement for the Growth Portfolio.



In voting to approve each of the foregoing advisory agreements PMLIC, PLACA, and/or NLIC voted their Fund shares for or against such approvals, or withheld their votes, in the same proportion as Policyholders having an interest in the respective Portfolios, voted for, against or withheld their votes with respect to the agreement for that Portfolio.



Each of the agreements terminates automatically in the event of its assignment or, with respect to any Portfolio, upon 60 days' notice given by the Fund's Board of Directors, by the Adviser or by majority vote (as defined in the 1940 Act and the rules thereunder) of the Portfolio's shares. Otherwise, the investment advisory agreements will continue in force with respect to any Portfolio so long as their continuance is approved at least annually by a majority of the "non-interested" members of the Fund's Board of Directors, and by (1) a 1940 Act vote of the Portfolio's shareholders or (2) the Fund's Board of Directors.



The Advisers manage the investment operations of the Fund and the composition of each Portfolio, including the purchase, retention and disposition of the investments, securities and cash contained therein, in accordance with each Portfolio's investment objective(s) and policies as stated in the Fund's Articles of Incorporation, By-Laws, Prospectus and SAI, as from time to time in effect. In connection therewith, the

Advisers provide investment research and supervision of the Fund's investments and conduct a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Fund's assets. The Advisers furnish to the Fund such statistical information, with respect to the investments which the Fund may hold or contemplate purchasing, as the Fund may reasonably request. On the Advisers' own initiatives, the Advisers apprise the Fund of important developments materially affecting each Portfolio and furnish the Fund from time to time such information as the Advisers may believe appropriate for this purpose. The Advisers also implement all purchases and sales of investments for each Portfolio in a manner consistent with such policies.


ALL PRO LARGE CAP GROWTH, ALL PRO LARGE CAP VALUE, ALL PRO SMALL CAP GROWTH, AND ALL PRO SMALL CAP VALUE PORTFOLIOS. As an investment advisory fee, MSIM receives 0.70% of the daily net assets of the All Pro Large Cap Growth and All Pro Large Cap Value Portfolios, and 0.90% of the daily net assets of the All Pro Small Cap Growth and All Pro Small Cap Value Portfolios.



INTERNATIONAL PORTFOLIO. The investment advisory fee paid to MSIM with respect to the International Portfolio is 0.75% of the first $500 million of the average daily net assets of the Portfolio and 0.60% of the average daily net assets in excess of $500 million (See "Investment Sub-Advisory Agreement for International Portfolio").



EQUITY 500 INDEX PORTFOLIO. The investment advisory fee paid to MSIM with respect to the Equity 500 Index Portfolio is 0.24% of the average daily net assets of the Portfolio.



GROWTH PORTFOLIO. The investment advisory fee paid to SAC with respect to the Growth Portfolio is 0.50% of the first $20 million of the average daily net assets of the Portfolio, 0.40% of the next $20 million of the average daily net assets of the Portfolio, and 0.30% of the average daily net assets in excess of $40 million.



AGGRESSIVE GROWTH PORTFOLIO. The investment advisory fee paid to SAC with respect to the Aggressive Growth Portfolio is 0.50% of the first $20 million of the average daily net assets of the Portfolio, 0.40% of the next $20 million of the average daily net assets of the Portfolio and 0.30% of the average daily net assets in excess of $40 million.



MANAGED PORTFOLIO. The investment advisory fee paid to SAC with respect to the Managed Portfolio is 0.40% of the first $100 million of the average daily net assets of the Portfolio and 0.35% of the average daily net assets in excess of $100 million.



BOND PORTFOLIO. The investment advisory fee paid to SAC with respect to the Bond Portfolio is 0.35% of the first $100 million of the average daily net assets of the Portfolio and 0.30% of the average daily net assets in excess of $100 million.



SENTINEL GROWTH PORTFOLIO. The investment advisory fee paid to SAC with respect to the Sentinel Growth Portfolio is 0.50% of the first $20 million of the average daily net assets of the Portfolio, 0.40% of the next $20 million of the average daily net assets of the Portfolio, and 0.30% of the average daily net assets in excess of $40 million.



MONEY MARKET PORTFOLIO. The investment advisory fee paid to SAC with respect to the Money Market Portfolio is 0.25% of the average daily net assets of the Portfolio.



The investment advisory fee incurred for MSIM during 1999 was $174,315, $145,234, $180,903, $85,907 and $568,324 for the All Pro Large Cap Growth, All
Pro Large Cap Value, All Pro Small Cap Growth, All Pro Small Cap Value, and International Portfolios, respectively. The investment advisory fee incurred for SAC during 1999 was $1,003,377, $225,914, $296,660, $126,876, $74,269 and
$261,012 for the Growth, Aggressive Growth, Managed, Bond, Sentinel Growth, and Money Market Portfolios, respectively.



The investment advisory fee incurred for MSIM during 1998 was $55,054, $56,126, $33,737, $31,846 and $518,379 for the All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, All Pro Small Cap Value, and International Portfolios, respectively. The investment advisory fee incurred for SAC during 1998 was $928,340, $216,651, $248,484, $100,348, $50,621 and $197,450 for
the Growth, Aggressive Growth, Managed, Bond, Sentinel Growth, and Money Market Portfolios, respectively.



The investment advisory fee incurred for NAM during 1997 with respect to the Growth Portfolio was $223,312. The total investment advisory fee incurred for MSIM during 1997 with respect to the International Portfolio was $440,914. The total investment advisory fee incurred for SAC during 1997 was $1,121,203, allocated $516,971, $185,551, $199,166, $67,663 and $151,852 for the Growth,
Aggressive Growth, Managed, Bond, and Money Market Portfolios, respectively.


EXPENSES


The Portfolios directly assume certain of their expenses, and all expenses borne by the Fund, including the fees payable to the Advisers are accrued daily. Expenses that are borne directly by the Portfolios include redemption expenses, expenses of portfolio transactions, shareholding servicing costs, expenses of registering the shares under federal and state securities laws, interest, certain taxes, charges of the Custodian and Transfer Agent and other expenses attributable to a particular Portfolio. Expenses that are allocated on the basis of size of the respective Portfolios include directors' fees, legal expenses, state franchise taxes, auditing services, costs of printing proxies, stock certificates, Securities and Exchange Commission fees, accounting costs, pricing costs (including the daily calculation of net asset value), and other expenses properly payable by the Fund and allocable on the basis of size of the respective Portfolios. Depending upon the nature of a proxy statement or a lawsuit, these costs may be directly applicable to the Portfolios or allocated on the basis of the size of the respective Portfolios.



For the fiscal year ended December 31, 1999, each Portfolio bore total expenses, computed as a percentage of the average daily net assets of that Portfolio, as follows: All Pro Large Cap Growth Portfolio -- .89%; All Pro Large Cap Value Portfolio -- .91%; All Pro Small Cap Growth Portfolio -- 1.11%; All Pro Small Cap Value Portfolio -- 1.20%; International Portfolio -- .98%; Growth
Portfolio -- .48%; Aggressive Growth Portfolio -- .57%; Managed
Portfolio -- .57%; Bond Portfolio -- .52%; Sentinel Growth Portfolio -- .71%; and Money Market Portfolio -- .40%.



Effective November 1, 1991, PMLIC agreed to reimburse the Fund for such expenses in excess of 0.75% of the average daily net asset value of the International Portfolio and 0.40% for the Growth, Aggressive Growth, Managed, Bond, and Money Market Portfolios. Effective March 18, 1996, NLIC agreed to reimburse the Fund for such expenses in excess of 0.40% of the average daily net asset value of the Sentinel Growth Portfolio. PMLIC has agreed to reimburse the Fund for such expenses in excess of 0.40% of the average daily net asset value of each of the All Pro Portfolios.



During 1999, PMLIC reimbursed the Fund $564 in expenses for the Small Cap Value Portfolio.



During 1998, PMLIC reimbursed the Fund $2,423 in expenses for the Small Cap Value Portfolio.



During 1997, there were no reimbursements for the International, Growth, Aggressive Growth, Managed, Bond, and Money Market Portfolios. For the Sentinel Growth Portfolio, the reimbursement in 1997 was $30,617.


ADMINISTRATIVE SERVICES


PFPC Inc. ("PFPC") provides certain administrative services to the Fund pursuant to an administration agreement between PFPC and the Fund. Such services include maintaining the Portfolios' books and records, preparing governmental filings, statements, returns, and stockholder reports, and computing net asset value and daily dividends. For such services, PFPC is paid a fee at an annual rate 0.10% on the first $175 million, 0.075% on the next $175 million, 0.05% on the next $175 million, and 0.03% in excess of $525 million, of each Portfolios' net assets, computed daily and paid monthly, with a minimum aggregate annual fee with respect to all Market Street Portfolios totaling $580,000. PFPC is a wholly owned subsidiary of PNC Bank.

INVESTMENT SUB-ADVISORY AGREEMENTS



MSIM has retained Wilshire Associates Incorporated ("Wilshire") as an investment management consultant to assist it in identifying and evaluating the performance of potential subadvisers for each of the All Pro Portfolios. Wilshire does not participate in the selection of portfolio securities for any Portfolio or in any way participate in the day-to-day management of the All Pro Portfolios or the Fund. Wilshire assists MSIM in gathering data and performing the quantitative analysis necessary to identify the styles and past performance of potential subadvisers. Wilshire also assists MSIM in performing similar ongoing quantitative analysis of the performance of each All Pro Portfolio's subadvisers and in determining whether changes in a subadviser would be desirable for a Portfolio. As compensation for such services, MSIM pays Wilshire a subadvisory fee equal to .05% of the average daily net assets of the All Pro Portfolios.



On behalf of the All Pro Portfolios, and after consultation with Wilshire, MSIM has selected, and has entered into Investment Sub-Advisory Agreements with, the subadvisers listed above under "Investment Advisory and Other Services." The table below indicates the rate of compensation to be paid by MSIM to each subadviser pursuant to the relevant Investment Sub-Advisory Agreement and the compensation paid to each such subadviser in 1999.



                                                                              COMPENSATION
      NAME OF PORTFOLIO         SUBADVISER    RATE OF COMPENSATION(1)        PAID IN 1999(1)
      -----------------         ----------    -----------------------        ---------------
All Pro Large Cap Growth
  Portfolio..................       CKM       .35%                                 .35%
                                  Geewax      .30%                                 .30%
All Pro Large Cap Value
  Portfolio..................     Equinox     .25% of the first $50 million        .29%(2)
                                              in assets
                                              .23% of assets above $50
                                              million
                                 Bernstein    0.60% of the first                   N/A(3)
                                              $10,000,000
                                              0.50% of the next $15,000,000
                                              0.40% of the next $25,000,000
                                              0.30% of the next $50,000,000
                                              0.25% of the next $50,000,000
                                              0.225% of the next
                                              $50,000,000
                                              0.20% of the next $50,000,000
                                              0.175% of the next
                                              $50,000,000
                                              0.15% of amounts in excess of
                                              $300,000,000
                               Mellon Equity  .20%                                 .24%(2)
All Pro Small Cap Growth
  Portfolio..................       SAW       .50%                                 .50%
                                   Husic      .50%                                 .50%
All Pro Small Cap Value
  Portfolio..................      Reams      .50%                                 .50%
                                 Sterling     .70%                                 N/A(3)


-------------------------

(1) As a percentage of average daily net assets.

(2) Each of Equinox and Mellon Equity reduced its highest rate to .25% and .20%, respectively, as of March 1, 1999.


(3) Sterling and Bernstein each began managing the relevant segment of the Portfolio's assets in February 2000 and April, 2000, respectively, and, accordingly, did not receive compensation in 1999.

Each Investment Sub-Advisory Agreement (except the agreement with Bernstein for the All Pro Large Cap Value Portfolio) entered into on behalf of each All Pro Portfolio (except the All Pro Small Cap Value Portfolio) was approved by a majority of the Fund's Board of Directors, including a majority of its "non-interested" directors, at a meeting of the Board that took place on April 29, 1998. The Board, including a majority of its "non-interested" directors, approved the Investment Sub-Advisory Agreements with Reams, Sterling and Bernstein at meetings of the Board that took place on December 9, 1999, January 27, 2000 and March 13, 2000, respectively. Each Agreement (except the Agreements for the All Pro Small Cap Value Portfolio and with Bernstein for the All Pro Large Cap Value Portfolio) became effective on May 1, 1998. The Reams Agreement became effective on December 24, 1999, the Sterling Agreement became effective on February 7, 2000 and the Bernstein Agreement became effective on or about April 3, 2000. The initial term of each such Investment Sub-Advisory Agreement is two years, and it will continue in effect from year to year thereafter as long as such continuance is approved at least annually by a majority of the "non-interested" members of the Fund's Board of Directors and by (i) a 1940 Act vote of the relevant All-Pro Portfolio's shareholders or (ii) the Fund's Board of Directors. Each Investment Sub-Advisory Agreement may be terminated without penalty on 60 days' prior written notice by the Fund's Board of Directors, by MSIM, or by the relevant subadviser, as the case may be, and terminates automatically in the event of its assignment.



As stated in the Prospectus, MSIM has entered into an Investment Sub-Advisory Agreement with TBC whereby TBC provides subadvisory services to the International Portfolio, under which MSIM receives recommendations, research and other investment services upon which it may base its investment recommendation to the Fund.



For its services to MSIM, TBC received compensation from MSIM equal to the greater of: (i) a monthly fee at an effective annual rate of 0.375% of the first $500 million of the average daily net assets of the Portfolio and 0.30% of the average daily net assets in excess of $500 million; or (ii) $20,000 per year.



The Investment Sub-Advisory Agreement was approved by a majority of the Fund's Board of Directors, including a majority of its "non-interested" directors, on July 14, 1994 and became effective on July 18, 1994. On November 15, 1994 the Investment Sub-Advisory Agreement was approved by shareholders of the International Portfolio. On February 27, 1997, the Fund's Board of Directors, including a majority of its "non-interested" directors, unanimously voted to approve continuation of the Investment Sub-Advisory Agreement with TBC. The Investment Sub-Advisory Agreement continues in effect from year to year as long as such continuance is approved at least annually by a majority of the "non-interested" members of the Fund's Board of Directors and by (1) a 1940 Act vote of the Portfolio's shareholders or (2) the Fund's Board of Directors. The Investment Sub-Advisory Agreement may be terminated without penalty on 60 days' prior written notice by the Fund's Board of Directors, by MSIM or by TBC, as the case may be, and terminates automatically in the event of its assignment.



For 1999, 1998, and 1997 MSIM paid TBC $284,162, $259,189, and $220,457, respectively, for investment advisory services in connection with the International Portfolio.



As stated in the Prospectus, MSIM has entered into an Investment Sub-Advisory Agreement with SSgA whereby SSgA provides subadvisory services to the Equity 500 Index Portfolio, under which MSIM receives recommendations, research and other investment services upon which it may base its investment recommendation to the Fund.



For its services to MSIM, SSgA will receive compensation from MSIM equal to a monthly fee at an effective annual rate of .25% of the first $200 million of the average daily net assets of the Portfolio, .20% of the next $500 million of the average daily net assets, and .15% of the average daily net assets over $700 million.



The Investment Sub-Advisory Agreement was approved by a majority of the Fund's Board of Directors, including a majority of its "non-interested" directors, on September 23, 1999 and became effective on

February 7, 2000. The initial term of this Investment Sub-Advisory Agreement is two years, and it continues in effect from year to year thereafter as long as the continuance is approved at least annually by a majority of the "non-interested" members of the Fund's Board of Directors and by (1) a 1940 Act vote of the Portfolio's shareholders or (2) the Fund's Board of Directors. The Investment Sub-Advisory Agreement may be terminated without penalty on 60 days' prior written notice by the Fund's Board of Directors, by MSIM or by SSgA, as the case may be, and terminates automatically in the event of its assignment.


INFORMATION ABOUT ADVISERS


The principal officers of MSIM are:



                           POSITION WITH             POSITION WITH
        NAME                   MSIM                    THE FUND
        ----               -------------             -------------
Sarah Lange           President                none
James Benson          Financial Officer        none
Scott V. Carney       Vice President           none
Rosanne Gatta         Vice President           President
Timothy Henry         Vice President           none
James Kestner         Vice President           none
Dean Miller           Vice President           none
William Rapp          Vice President           none
Richard J. Simon      Vice President           none
Steven Schweitzer     Vice President           none
Dina M. Welch         Vice President           none
Anthony T.
  Giampietro          Treasurer                Treasurer and Comptroller


The principal officers of SAC are:

                        POSITION WITH       POSITION WITH
      NAME                   SAC               THE FUND
      ----              -------------       -------------
Rodney A. Buck     Chief Executive Officer     None
Robert L. Lee,
  Jr.              Senior Vice President       None
David M. Brownlee  Senior Vice President       None
D. Russell Morgan  Counsel                     None
Dean R. Howe       Treasurer                   None

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


The Advisers, other than Wilshire, place all portfolio orders on behalf of each Portfolio and attempt, in all cases, to obtain the most favorable prices and executions. The Advisers may place orders with brokers that are affiliated persons of the Fund pursuant to procedures established by the Board of Directors. However, in no event will persons affiliated with the Fund deal with the Fund as principal in the purchase and sale of the Fund's portfolio securities.


Equity securities are customarily traded on the stock exchange, but may also be traded over-the-counter. Bonds and debentures are customarily traded over-the-counter but may be traded on the bond exchange. Money market instruments are traded primarily in the over-the-counter market. Purchases and sales on the stock exchanges are effected by brokers and normally involve the payment of brokerage commissions. Over-the-counter securities are purchased directly from the issuer or dealers who are usually acting as principals for their own accounts. These securities are generally traded on a net basis and do not involve either brokerage commissions or transfer taxes. Consequently, the cost of executing such transactions consists primarily of mark-ups on the value of the securities or dealer spreads and underwriting commissions.


The Advisers determine the brokers to be used for purchases and sales of each Portfolio's securities. There are no arrangements whatsoever, written or oral, relating to the allocation to specific brokers of orders for portfolio transactions. Consideration is given to those firms providing statistical and research services to the investment advisers, but it is generally not the policy of the Fund or any Portfolio, except the All Pro Portfolios, to pay higher brokerage commissions to a firm solely because it has provided such services. The subadvisers to the All Pro Portfolios are authorized to consider, in the selection of brokers and dealers to execute portfolio transactions, not only the available prices and rates of brokerage commissions but also other relevant factors which may include, without limitation, the execution capabilities of such brokers and dealers, research, custody and other services provided by such brokers and dealers that the subadviser believes will enhance its general portfolio management capabilities, the size of the transaction, the difficulty of execution, the operational facilities of such brokers and dealers, the risk to such a broker or dealer of positioning a block of securities, and the overall quality of brokerage and research services provided by such brokers and dealers. In connection with the foregoing, a subadviser to an All Pro Portfolio is specifically authorized to pay those brokers and dealers who provide brokerage and research services to it, a higher commission than that charged by other brokers and dealers if the subadviser determines in good faith that the amount of such commission is reasonable in relation to the value of such services in terms of either the particular transaction or in terms of the subadviser's overall responsibilities with respect to the relevant Portfolio segment and to any other client accounts or portfolios that the subadviser advises. The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by a subadvisory agreement or otherwise. Statistical and research services furnished by brokers typically include: analysts' reports on companies and industries, market forecasts, economic analyses and the like. Such services may tend to reduce the expenses of the Adviser and this has been considered in setting the advisory fees paid by the Fund.



During the period from January 1, 1999 to December 31, 1999 the Fund paid aggregate brokerage fees of $509,685 of which $33,225 was paid by the All Pro Large Cap Growth Portfolio, $35,256 was paid by the All Pro Large Cap Value Portfolio, $29,265 was paid by the All Pro Small Cap Growth Portfolio, $43,457 was paid by the All Pro Small Cap Value Portfolio, $151,919 was paid by the International Portfolio, $370,690 was paid by the Growth Portfolio, $61,346 was paid by the Aggressive Growth Portfolio, $55,610 was paid by the Managed Portfolio, $0 was paid by the Bond Portfolio, $28,919 was paid by the Sentinel Growth Portfolio, and $0 was paid by the Money Market Portfolio.



During the period from January 1, 1998 to December 31, 1998 the Fund paid aggregate brokerage fees of $522,878 of which $11,433 was paid by the All Pro Large Cap Growth Portfolio, $23,232 was paid by the All Pro Large Cap Value Portfolio, $11,485 was paid by the All Pro Small Cap Growth Portfolio, $20,411 was paid by the All Pro Small Cap Value Portfolio, $128,845 was paid by the International Portfolio, $214,842 was paid by the Growth Portfolio, $59,955 was paid by the Aggressive Growth Portfolio, $19,438 was paid by the Sentinel Growth Portfolio, and $33,237 was paid by the Managed Portfolio.



During the period from January 1, 1997 to December 31, 1997 the Fund paid aggregate brokerage fees of $813,965 of which $131,781 was paid by the International Portfolio, $585,281 was paid by the Growth Portfolio, $54,894 was paid by the Aggressive Growth Portfolio, $19,172 was paid by the Sentinel Growth Portfolio and $22,837 was paid by the Managed Portfolio.



The Equity 500 Index Portfolio did not pay any brokerage fees during 1997 or 1998 because the Portfolio did not commence operations until 2000.

                        DETERMINATION OF NET ASSET VALUE


As stated in the Prospectus, the Fund will offer and sell shares at each Portfolio's per share net asset value. The net asset value of the shares of each Portfolio (except the Money Market Portfolio) of the Fund is determined as of the close of the New York Stock Exchange on each day when the New York Stock Exchange is open for business for the day prior to the day on which a transaction is to be effected. The net asset value of the Money Market Portfolio is determined once daily on each day the New York Stock Exchange and the Federal Reserve Bank both are open for business.



The New York Stock Exchange currently is open each day, Monday through Friday, except the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.



The Federal Reserve Bank is open each day, Monday through Friday, except the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day, and the preceding Friday or subsequent Monday when one of these days follow on a Saturday or Sunday, respectively.



The Fund's Board of Directors has specifically approved the use of a pricing service for debt securities with maturities generally exceeding one year. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institution size, trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.



Equity investments (including common stocks, preferred stocks, convertible securities, and warrants) and call options written on all portfolio investments listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when such assets are valued. For days having no exchange sales and for unlisted securities, such securities and call options written on portfolio securities are valued at the last sale price on the NASDAQ (National Association of Securities Dealers Automated Quotations) National Market System. If no National Market System sales occur on that day, equity securities are valued at the last reported "bid" price, and call options written on all portfolio securities for which other over-the-counter market quotations are readily available are valued at the last reported "asked" price. Debt securities with maturities exceeding one year are valued on the basis of valuations furnished by a pricing service when such prices are believed to reflect such securities' fair value.


The value of a foreign security held by the International Portfolio is determined based upon its sale price on the foreign exchange or market on which it is traded and in the currency of that market, as of the close of the appropriate exchange or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Trading in securities on exchanges and over-the-counter markets in Europe and the Far East is normally completed at various times prior to the current closing time of the New York Stock Exchange. Trading on foreign exchanges may not take place on every day the New York Stock Exchange is open. Conversely, trading in various foreign markets may take place on days when the New York Stock Exchange is not open. Consequently, the net asset value calculation for the Portfolio may not occur contemporaneously with the determination of the most current market prices of the securities included in such calculation. In addition, the value of the net assets held by the Portfolio may be significantly affected on days when shares are not available for purchase or redemption.

Any assets that are denominated in a foreign currency are converted into U.S. dollar equivalents at the prevailing market rates as quoted by generally recognized reliable sources.


Money market instruments with a remaining maturity of 60 days or less held by any Portfolio, and all instruments held by the Money Market Portfolio (including master demand notes) are valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. For purposes of this method of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument. During period of declining interest rates, the daily yield on shares of the Money Market Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost resulted in a lower aggregate portfolio value on a particular day, a prospective investor would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors would receive less investment income. The converse would apply in a period of rising interest rates.


Use of the amortized cost valuation method by the Money Market Portfolio requires that Portfolio to maintain a dollar-weighted average maturity of 90 days or less and to only purchase obligations having remaining maturities of 13 months or less. In addition, the Portfolio can invest only in obligations determined by the Directors to present minimal credit risks. When an eligible security (described in the Prospectus) goes into default or has its rating downgraded thereby causing it to no longer be an eligible security, the Directors must promptly reassess whether such security presents a minimal credit risk and whether continuing to hold the security is in the Portfolio's best interest. In addition, as to certain types of investments, the Portfolio may only invest in obligations meeting the quality requirements spelled out in the Prospectus. Furthermore, investments in the securities of any one issuer may not exceed 5% of the Portfolio's total assets at the time of such purchase, nor may investments in "second-tier securities" (eligible securities which are not rated in the highest short term rating category by at least two nationally recognized statistical rating organizations (Rating Agencies) or one Rating Agency if it is the only Rating Agency rating that security or comparable unrated securities), exceed 5% of the Portfolio's total assets nor may investments in any one issuer exceed the greater of 1% of the Portfolio's total assets or $1 million. The Directors have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of that Portfolio's investment holdings by the Directors, at such intervals as they may deem appropriate, to determine whether the net asset value calculated by using available market quotations or equivalents deviates from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to new or existing investors, the Directors will take such corrective action as they regard as necessary and appropriate, including: the sale of Portfolio instruments prior to maturity; the withholding of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind or the establishment of a net asset value per share based upon available market quotations.


The methods used to value other assets of each Portfolio are described more fully in the Prospectus.

                              REDEMPTION OF SHARES


The Fund is required to redeem all full and fractional shares of the Fund for cash at the net asset value per share next calculated after the redemption order is received by the Fund. Payment for shares redeemed is generally made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which (1) trading on the New York Stock Exchange is restricted or such exchange is closed for other than weekends and holidays;
(2) an emergency exists, as determined by the Securities and Exchange

Commission, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and (3) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.


                                     TAXES

Each Portfolio of the Fund is treated as a separate entity for federal income tax purposes. Each Portfolio intends to elect and to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Portfolio is required to distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions). To qualify for treatment as a regulated investment company, a Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are ancillary to the Fund's principal business of investing in stock or securities or options and futures with respect to such stock or securities), other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its investing in such stock, securities or currencies. Moreover, at the close of each quarter of each Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding securities of the issuer. In addition, at the close of each quarter of each Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer. If each Portfolio qualifies as a "regulated investment company" and complies with the relevant provisions of the Code, each Portfolio will be relieved of federal income tax on the part of its net ordinary income and realized net capital gain which it distributes to the separate accounts. If a Portfolio fails to qualify as a regulated investment company, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains and distributions to its shareholders will constitute ordinary dividend income to the extent of such Portfolio's available earnings and profits, and policyholders could be subject to current tax on distributions received with respect to Portfolio shares.

Each Portfolio must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For these purposes, each U.S. Government agency or instrumentality is treated as a separate issuer, while a particular foreign government and its agencies, instrumentalities, and political subdivisions are all considered the same issuer. For information concerning the consequences of failure to meet the requirements of section 817(h), see the respective prospectuses for the policies or the contracts.


Generally, a regulated investment company must distribute substantially all of its ordinary income and capital gains in accordance with a calender year distribution requirement in order to avoid a nondeductible 4% federal excise tax. However, the excise tax does not apply to a Portfolio whose only shareholders are certain tax exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid this excise tax, the Portfolios intend to qualify for this exemption or to make distributions in accordance with the calender year distribution requirements.


FOREIGN TAXES. Investment income received from sources within foreign countries may be subject to foreign income taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the International Portfolio) to a reduced rate of tax (generally 10-15%) or to certain exemptions from tax. A Portfolio will operate so as to qualify for such reduced tax rates or tax exemptions whenever possible. While policyholder will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Portfolio.



The International Portfolio or any other Portfolio that may invest in foreign securities, may invest in securities of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A Portfolio investing in securities of PFICs may be subject to U.S. federal income taxes and interest charges, which would reduce the investment return of a Portfolio making such investments. The owners of variable annuities and life insurance products investing in such Portfolio would effectively bear the cost of these taxes and interest charges. In certain cases, a Portfolio may be eligible to make certain elections with respect to securities of PFICs that could reduce taxes and interest charges payable by the Portfolio. However, a Portfolio's intention to qualify annually as a regulated investment company may limit a Portfolio's elections with respect to PFIC securities, and no assurance can be given that such elections can or will be made.



The discussion of "Dividends, Distributions and Taxes" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service. For further information, consult the prospectuses and/or statements of additional information for the respective policies and contracts, as well as your own tax advisor.


                                 CAPITAL STOCK


The Fund was incorporated in Maryland on March 21, 1985. The authorized capital stock of the Fund consists of 1.2 billion shares of common stock $.01 par value. The shares of common stock are divided into twelve series -- All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, All Pro Small Cap Value, International, Equity 500 Index, Growth, Aggressive Growth, Managed, Bond, Sentinel Growth and Money Market Portfolios. Each of the All Pro Portfolios consists of 50 million shares, the Equity 500 Index Portfolio consists of 5 million shares, the Growth Portfolio consists of 5 million shares, the Growth Portfolio consists of 75 million shares, the Money Market Portfolio consists of 150 million shares; each of the remaining series consists of five million shares. The Fund may establish additional portfolios and may allocate its shares either to such new classes or to any of the twelve existing classes.


The balance of the shares may be issued to the existing Portfolios or to new Portfolios having the number of shares and descriptions, powers, and rights, and the qualifications, limitations, and restrictions as the Board of Directors may determine. The Board of Directors also may change the designation of any Portfolio and may increase or decrease the numbers of shares of any Portfolio, but may not decrease the number of shares of any Portfolio below the number of shares then outstanding.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Portfolio and, upon liquidation or dissolution, in the net assets of such Portfolio remaining after satisfaction of outstanding liabilities.

VOTING RIGHTS


As an investment company incorporated in Maryland, the Fund is not required to hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever one or more of the following is required to be acted on by shareholders pursuant to the 1940 Act: (1) election of directors; (2) approval of an investment advisory agreement in cases where the Fund does not have exemptive relief from the

Securities and Exchange Commission pursuant to section 15 of the Act; (3) ratification of selection of independent accountants; or (4) approval of an underwriting agreement.


All shares of common stock have equal voting rights (regardless of the net value per share) except that on matters affecting only one Portfolio, only shares of the respective Portfolio are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any directors.

Matters in which the interests of all the Portfolios are substantially identical (such as the election of directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate Portfolios. Matters that affect all the Portfolios but where the interests of the Portfolios are not substantially identical (such as approval of an Investment Advisory Agreement) would be voted on separately by each Portfolio. Matters affecting only one Portfolio, such as a change in its fundamental policies, are voted on separately by that Portfolio.

Matters requiring separate shareholder voting by a Portfolio shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolios; or (2) the matter has not been approved by a 1940 Act majority of the outstanding voting securities of the Fund.

                                 CODE OF ETHICS


The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act (the "Code of Ethics"). The Code of Ethics covers the conduct (including the personal securities transactions) of each officer and director of the Fund, as well as of any employees of the Fund, including those employees who participate in the selection of a Portfolio securities or who have access to information regarding the Fund's pending purchases and sales of Portfolio securities (collectively referred to as "Advisory Persons"). The Code of Ethics also covers the conduct and personal securities transactions of any officer, director, and employee of MSIM or 1717 Capital Management Company ("1717"), the principal underwriter of the Fund, including those employees who participate in the selection of the Fund's portfolio securities or who have access to information regarding the Fund's pending purchases and sales of portfolio securities (also "Advisory Persons").



In general, the Code of Ethics restricts purchases or sales of securities being purchased or sold or being considered for purchase or sale by the Fund by any Advisory Persons (except employees who do not participate in the selection of a Portfolio's securities or have access to information regarding the Fund's pending purchases and sales of Portfolio securities) of any of the Fund, MSIM, or 1717. Advisory Persons are also prohibited from purchasing securities in an initial public offering and are also restricted in their purchases of private offerings of securities. The Code of Ethics also describes certain "blackout periods" during which: (1) no Advisory Person, director, officer, or employee of the Fund may acquire ownership of a security on a day during which the Fund has a pending order to purchase or sell that same security; and (2) no person responsible for day-to-day portfolio management of any Portfolio shall purchase or sell any security within seven days before or after the Fund trades in such security. Certain specified transactions are exempt from the provisions of the Code of Ethics. Each of SAC and the subadvisers for the Equity 500 Index, International and All Pro Portfolios has adopted a similar code of ethics under Rule 17j-1, which codes impose substantially similar restrictions on Advisory Persons of the Fund.

                                 OTHER SERVICES

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Pursuant to a custody agreement with the Fund, PFPC Trust Company, located at 200 Stevens Drive, Lester, Pennsylvania 19113, serves as custodian of the Fund's assets. Pursuant to a transfer agency agreement with the Fund, PFPC, which is located at 103 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund's transfer agent and dividend disbursing agent.

CUSTODIAN FOR INTERNATIONAL PORTFOLIO


The custodian for all foreign securities and assets of the International Portfolio is Citibank, N.A., located at 111 Wall Street, New York, NY 10043. Securities purchased for the Portfolio outside of the U.S. are maintained in the custody of foreign banks and trust companies which are members of Citibank's Global Custody Network and foreign depositories (foreign subcustodians). Citibank and each of the foreign custodial institutions holding securities of the Portfolio has been approved by the Board in accordance with regulations under the 1940 Act.



The Board reviews, at least annually, whether it is in the best interest of the Portfolio and its shareholders to maintain Portfolio assets in each custodial institution. However, with respect to foreign subcustodians, there can be no assurance that the Portfolio and the value of its shares will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign subcustodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign subcustodians, or application of foreign law to the Portfolio's foreign subcustodian arrangements. Accordingly, an investor should recognize that the noninvestment risks involved in holding assets abroad may be greater than those associated with investing in the U.S.


INDEPENDENT ACCOUNTANTS

The firm of PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, PA 19103, has been selected to serve as the Fund's independent accountants.


The audited financial statements of the All Pro, International, Growth, Aggressive Growth, Managed, Bond, Sentinel Growth, and Money Market Portfolios attached to this SAI and the financial highlights included in the Prospectuses were audited by PricewaterhouseCoopers LLP, Independent Accountants and are included in reliance upon the report of such firm given on their authority as experts in accounting and auditing. The semi-annual financial statements have not been audited.


LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters pertaining to federal securities laws applicable to the Fund.

UNDERWRITERS


1717 Capital Management Company ("1717") serves, without compensation from the Fund, as its principal underwriter, pursuant to an agreement with the Fund. Under the terms of the agreement, 1717 is not obligated to sell any specific number of shares. 1717 has authority, pursuant to the agreement to enter into similar contracts with other insurance companies and with other entities registered as broker-dealers under the Securities Exchange Act of 1934.


ADDITIONAL INFORMATION

This Statement of Additional Information and the Prospectuses do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the 1940 Act, to which reference is hereby made.

                              FINANCIAL STATEMENTS


                                                              PAGE
                                                              -----
Report of Independent Accountants...........................  F-2
Statement of Net Assets as of December 31, 1999.............  F-3
Statements of Operations for the Year Ended December 31,
  1999......................................................  F-48
Statements of Changes in Net Assets for the Year Ended
  December 31, 1999.........................................  F-50
Notes to Financial Statements, December 31, 1999............  F-52

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Report of Independent Accountants

--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Market Street Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Market Street Fund, Inc., comprising of the Growth, Money Market, Bond, Managed, Aggressive Growth, International, Sentinel Growth, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth and All Pro Small Cap Value Portfolios (the "Fund") at December 31, 1999, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
January 28, 2000

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Growth Portfolio

Statement of Net Assets, December 31, 1999

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 97.7%
Aerospace & Defense -- 0.5%
  Boeing Co. ...............................................       35,000    $  1,454,687
                                                                             ------------
Automobiles -- 2.3%
  Ford Motor Co. ...........................................      130,000       6,946,875
                                                                             ------------
Banks -- 5.0%
  Bank of America Corp. ....................................       62,238       3,123,570
  Bank of New York Co., Inc. ...............................      163,600       6,544,000
  Chase Manhattan Corp. ....................................       50,000       3,884,375
  Wells Fargo Co. ..........................................       35,000       1,415,312
                                                                             ------------
                                                                               14,967,257
                                                                             ------------
Beverages -- 3.1%
  Pepsico, Inc. ............................................      264,400       9,320,100
                                                                             ------------
Broadcasting & Publishing -- 2.1%
  McGraw-Hill, Inc. ........................................      105,000       6,470,625
                                                                             ------------
Business & Consumer Services -- 5.4%
  Automatic Data Processing, Inc. ..........................      115,000       6,195,625
  Electronic Data Systems Corp. ............................       65,000       4,350,937
  Omnicom Group, Inc. ......................................       57,400       5,740,000
                                                                             ------------
                                                                               16,286,562
                                                                             ------------
Chemicals & Allied Products -- 3.4%
  Du Pont (E.I.) de Nemours & Co. ..........................       37,855       2,493,698
  Monsanto Co. .............................................      215,000       7,659,375
                                                                             ------------
                                                                               10,153,073
                                                                             ------------
Communications -- 7.3%
  AT&T Corp. ...............................................       80,000       4,060,000
  Comcast Corp. Special Class A Non-Voting..................       45,000       2,261,250
  *General Instrument Corp. ................................       40,000       3,400,000
  GTE Corp. ................................................      122,000       8,608,625
  Motorola, Inc. ...........................................        8,143       1,199,057
  SBC Communications, Inc. .................................       60,536       2,951,130
                                                                             ------------
                                                                               22,480,062
                                                                             ------------
Computers -- 3.1%
  Compaq Computer Corp. ....................................       36,500         987,781
  Hewlett Packard Co. ......................................       26,000       2,962,375
  International Business Machines Corp. ....................       51,000       5,508,000
                                                                             ------------
                                                                                9,458,156
                                                                             ------------
Consumer Products -- 4.9%
  Fortune Brands, Inc. .....................................       90,400       2,988,850
  Kimberly-Clark Corp. .....................................      180,000      11,745,000
                                                                             ------------
                                                                               14,733,850
                                                                             ------------
Cosmetics and Toiletries -- 0.8%
  Gillette Co. .............................................       60,000       2,471,250
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Drugs & Health Care -- 9.2%
  Aetna, Inc. ..............................................       28,000    $  1,562,750
  American Home Products Corp. .............................      225,500       8,893,156
  Baxter International, Inc. ...............................       40,000       2,512,500
  Becton, Dickinson & Co. ..................................       48,300       1,292,025
  Bristol-Myers Squibb Co. .................................       22,000       1,412,125
  Johnson & Johnson.........................................       58,000       5,401,250
  Pharmacia & Upjohn, Inc. .................................      100,000       4,500,000
  *Tenet Healthcare Corp. ..................................       36,000         846,000
  United Healthcare Corp. ..................................       14,000         743,750
  *Watson Pharmaceuticals, Inc. ............................       30,000       1,074,375
                                                                             ------------
                                                                               28,237,931
                                                                             ------------
Electronics -- 2.0%
  Emerson Electric Co. .....................................       25,000       1,434,375
  General Electric Co. .....................................       29,000       4,487,750
                                                                             ------------
                                                                                5,922,125
                                                                             ------------
Energy -- 3.8%
  Chevron Corp. ............................................       43,500       3,768,187
  FPL Group, Inc. ..........................................       45,000       1,926,562
  Royal Dutch Petroleum Co. ................................       58,500       3,535,594
  Williams Cos., Inc. ......................................       78,000       2,383,875
                                                                             ------------
                                                                               11,614,218
                                                                             ------------
Entertainment -- 0.8%
  Walt Disney Co. ..........................................       86,000       2,515,500
                                                                             ------------
Finance -- 4.0%
  American Express Co. .....................................       30,300       5,037,375
  Citigroup, Inc. ..........................................      127,500       7,084,219
                                                                             ------------
                                                                               12,121,594
                                                                             ------------
Finance - Investment & Other -- 1.2%
  Fannie Mae................................................       56,400       3,521,475
                                                                             ------------
Food & Food Distributors -- 6.1%
  Bestfoods, Inc. ..........................................      113,700       5,976,356
  Kroger Co. ...............................................      286,000       5,398,250
  McCormick & Co., Inc. ....................................      115,400       3,433,150
  Sara Lee Corp. ...........................................      160,000       3,530,000
                                                                             ------------
                                                                               18,337,756
                                                                             ------------
Industrial Diversified -- 1.9%
  Parker-Hannifin Corp. ....................................      109,000       5,593,062
                                                                             ------------
Insurance -- 5.9%
  Allstate Corp. ...........................................      115,000       2,760,000
  American General Corp. ...................................       63,000       4,780,125
  American International Group, Inc. .......................       58,125       6,284,766
  Jefferson-Pilot Corp. ....................................       56,700       3,869,775
                                                                             ------------
                                                                               17,694,666
                                                                             ------------
Lodging -- 1.4%
  Marriott International, Inc. Class A......................      129,500       4,087,344
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Machinery & Heavy Equipment -- 0.5%
  Dover Corp................................................       35,000    $  1,588,125
                                                                             ------------
Manufacturing -- 2.5%
  Alcoa, Inc. ..............................................       70,000       5,810,000
  Tyco International Ltd. ..................................       41,500       1,613,313
                                                                             ------------
                                                                                7,423,313
                                                                             ------------
Medical & Medical Services -- 0.6%
  *Manor Care, Inc. ........................................      106,700       1,707,200
                                                                             ------------
Oil & Gas -- 6.2%
  Burlington Resources, Inc. ...............................       80,000       2,645,000
  Conoco, Inc. Class B......................................      168,327       4,187,134
  Exxon Mobil Corp. ........................................      121,989       9,827,739
  Santa Fe International Corp. .............................       67,000       1,733,625
  Transocean Sedco Forex, Inc. .............................       13,552         456,533
                                                                             ------------
                                                                               18,850,031
                                                                             ------------
Oil Field Equipment & Services -- 2.6%
  Halliburton Co. ..........................................       97,500       3,924,375
  Schlumberger Ltd. ........................................       70,000       3,937,500
                                                                             ------------
                                                                                7,861,875
                                                                             ------------
Paper & Forest Products -- 2.1%
  International Paper Co. ..................................      111,000       6,264,563
                                                                             ------------
Railroads -- 1.0%
  Union Pacific Corp., Series A.............................       66,000       2,879,250
                                                                             ------------
Real Estate -- 1.5%
  Weyerhaeuser Co. .........................................       62,500       4,488,281
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Concluded

--------------------------------------------------------------------------------

                                                                 MATURITY       SHARES
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                  DATE         OR PAR         VALUE
--------------------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Semiconductors -- 0.5%
  Intel Corp. ............................................................        11,000    $    905,438
  *National Semiconductor Corp............................................        16,100         689,281
                                                                                            ------------
                                                                                               1,594,719
                                                                                            ------------
Software -- 1.0%
  *BMC Software, Inc......................................................        17,000       1,358,938
  Computer Associates International, Inc. ................................        25,500       1,783,406
                                                                                            ------------
                                                                                               3,142,344
                                                                                            ------------
Tobacco -- 0.5%
  Philip Morris Cos., Inc. ...............................................        68,000       1,576,750
                                                                                            ------------
Utilities -- 4.5%
  Duke Power Co...........................................................       125,000       6,265,625
  Enron Corp..............................................................       162,000       7,188,750
                                                                                            ------------
                                                                                              13,454,375
                                                                                            ------------
    TOTAL COMMON STOCK (COST $243,579,825)................................                   295,218,994
                                                                                            ------------
COMMERCIAL PAPER -- 2.3%
  General Motors Acceptance Corp., 6.44%....................    01/12/2000    $7,000,000       6,986,226
                                                                                            ------------
    TOTAL COMMERCIAL PAPER (COST $6,986,226)................                                   6,986,226
                                                                                            ------------

SHORT TERM INVESTMENTS -- 0.0%
  Temporary Investment Fund, Inc. -- TempCash...............     100,792          100,792
                                                                             ------------
    TOTAL SHORT TERM INVESTMENTS (COST $100,792)............                      100,792
                                                                             ------------
    TOTAL INVESTMENTS -- 100.0% (COST $250,666,843).........                  302,306,012
LIABILITIES IN EXCESS OF OTHER ASSETS -- 0.0%...............                      (44,376)
                                                                             ------------
NET ASSETS -- 100.0%
  (Equivalent to $18.94 per share based on 15,959,821 shares
    of capital stock outstanding)...........................                 $302,261,636
                                                                             ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($302,261,636/15,959,821 shares outstanding)..............                 $      18.94
                                                                             ============

*Non-Income Producing.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Money Market Portfolio

Statement of Net Assets, December 31, 1999

--------------------------------------------------------------------------------

                                                                 MATURITY
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                  DATE          PAR           VALUE
--------------------------------------------------------------------------------------------------------
BANKERS ACCEPTANCE -- 2.1%
Finance -- 2.1%
  Bank of New York, 5.55%...................................    02/18/2000    $2,500,000    $  2,481,500
                                                                                            ------------
    TOTAL BANKERS ACCEPTANCE (COST $2,481,500)..............                                   2,481,500
                                                                                            ------------
COMMERCIAL PAPER -- 92.7%
Agricultural Services -- 8.7%
  Deere & Co., 5.86%........................................    01/25/2000     5,000,000       4,980,467
  Monsanto Co., 6.10%.......................................    02/18/2000     5,200,000       5,157,707
                                                                                            ------------
                                                                                              10,138,174
                                                                                            ------------
Automobiles -- 7.3%
  Ford Motor Credit Co., 6.03%..............................    01/11/2000     5,500,000       5,490,787
  General Motors Acceptance Corp., 6.21%....................    01/07/2000     3,000,000       2,996,895
                                                                                            ------------
                                                                                               8,487,682
                                                                                            ------------
Banking -- 17.3%
  Bank of America, 5.80%....................................    01/05/2000     4,000,000       3,997,422
  Morgan (J.P.) & Co., Inc., 6.00%..........................    01/18/2000     5,000,000       4,985,833
  Northern Trust Co. (Chicago), 6.10%.......................    01/27/2000     5,500,000       5,500,000
  Wells Fargo & Co., 6.03%..................................    01/12/2000     5,750,000       5,739,406
                                                                                            ------------
                                                                                              20,222,661
                                                                                            ------------
Brokerage -- 4.3%
  Merrill Lynch & Co., Inc., 6.00%..........................    01/19/2000     5,000,000       4,985,000
                                                                                            ------------
Communications -- 4.7%
  Bell Atlantic Network Funding, 5.85%......................    01/26/2000     5,500,000       5,477,656
                                                                                            ------------
Finance -- 32.7%
  American Express Co., 5.80%...............................    01/31/2000     4,500,000       4,478,250
  American General Finance Corp., 5.78%.....................    01/28/2000     5,000,000       4,978,325
  Caterpillar Financial Services, 6.05%.....................    02/16/2000     2,300,000       2,282,220
  C.I.T. Financial Corp., 5.95%.............................    02/25/2000     2,400,000       2,378,183
  Citicorp, 5.95%...........................................    01/13/2000     4,000,000       3,992,067
  IBM Credit Corp., 6.03%...................................    02/01/2000     5,700,000       5,670,403
  Met Life Funding Corp., 5.82%.............................    01/21/2000     5,000,000       4,983,833
  Prudential Funding Corp., 5.95%...........................    01/14/2000     4,000,000       3,991,405
  Transamerica Financial Corp., 6.00%.......................    01/24/2000     5,500,000       5,478,917
                                                                                            ------------
                                                                                              38,233,603
                                                                                            ------------
Oil -- 9.7%
  Chevron, 6.40%............................................    01/28/2000     5,800,000       5,772,160
  Texaco, Inc., 5.96%.......................................    01/10/2000     5,600,000       5,591,656
                                                                                            ------------
                                                                                              11,363,816
                                                                                            ------------
Utilities -- 8.0%
  GTE Funding, Inc., 6.12%..................................    02/08/2000     5,500,000       5,464,470
  Virginia Electric & Power, 5.85%..........................    01/20/2000     4,000,000       3,987,650
                                                                                            ------------
                                                                                               9,452,120
                                                                                            ------------
    TOTAL COMMERCIAL PAPER (COST $108,360,712)..............                                 108,360,712
                                                                                            ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Money Market Portfolio

Statement of Net Assets, December 31, 1999 -- Concluded

--------------------------------------------------------------------------------

                                                                  PAR           VALUE
-----------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 5.7%
  Temporary Investment Fund, Inc. -- TempCash...............    6,632,340       6,632,340
                                                                             ------------
    TOTAL SHORT TERM INVESTMENTS (COST $6,632,340)..........                    6,632,340
                                                                             ------------
    TOTAL INVESTMENTS -- 100.5% (COST $117,474,552).........                  117,474,552
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.5)%.............                     (587,114)
                                                                             ------------
NET ASSETS -- 100.0%
  (Equivalent to $1.00 per share based on 116,887,504 shares
    of capital stock outstanding)...........................                 $116,887,438
                                                                             ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($116,887,438/116,887,504 shares outstanding).............                 $       1.00
                                                                             ============

See accompanying notes from financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Bond Portfolio

Statement of Net Assets, December 31, 1999

--------------------------------------------------------------------------------

                                                                MATURITY
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                           DATE          PAR           VALUE
------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS -- 11.9%
  U.S. Treasury Bonds, 7.25%................................    05/15/2016   $1,000,000    $ 1,045,293
  U.S. Treasury Bonds, 6.00%................................    02/15/2026    2,500,000      2,286,591
  U.S. Treasury Bonds, 6.125%...............................    08/15/2029    1,250,000      1,190,981
                                                                                           -----------
    TOTAL U.S. TREASURY BONDS (COST $5,037,511).............                                 4,522,865
                                                                                           -----------
U.S. TREASURY NOTES -- 11.1%
  U.S. Treasury Notes, 5.25%................................    05/15/2004    2,000,000      1,915,103
  U.S. Treasury Notes, 4.75%................................    11/15/2008    1,000,000        882,149
  U.S. Treasury Notes, 5.50%................................    05/15/2009    1,500,000      1,397,913
                                                                                           -----------
    TOTAL U.S. TREASURY NOTES (COST $4,366,191).............                                 4,195,165
                                                                                           -----------
AGENCY OBLIGATIONS -- 21.9%
  Federal Home Loan Mortgage Corp., 8.500%..................    06/15/2003    1,000,000      1,029,146
  Federal Home Loan Mortgage Corp., 8.00%...................    11/01/2008      227,414        231,820
  Federal Home Loan Mortgage Corp., 8.00%...................    03/01/2017       15,764         16,070
  Federal National Mortgage Association, 10.50%.............    11/01/2017      485,163        519,882
  Federal National Mortgage Association, 8.00%..............    03/01/2022      428,200        431,411
  Federal National Mortgage Association, 7.5%...............    03/01/2026      384,203        379,881
  Federal National Mortgage Association, 8.5%...............    09/01/2026      923,299        946,381
  Federal National Mortgage Association, 6.00%..............    04/01/2028    1,020,714        933,954
  Federal National Mortgage Association, 8.50%..............    04/01/2028      920,048        943,049
  Federal National Mortgage Association, 7.00%..............    09/01/2028      904,930        874,672
  Federal National Mortgage Association, 7.00%..............    11/01/2028      305,242        295,035
  Government National Mortgage Association, 7.50%...........    09/15/2023    1,304,570      1,289,894
  Government National Mortgage Association, 7.50%...........    10/15/2029      486,489        481,016
                                                                                           -----------
    TOTAL AGENCY OBLIGATIONS (COST $8,592,085)..............                                 8,372,211
                                                                                           -----------
CORPORATE BONDS -- 48.1%
Aerospace & Defense -- 2.3%
  Lockheed Martin, 8.50%....................................    12/01/2029      500,000        499,375
  Raytheon Co., 7.00%.......................................    11/01/2028      500,000        431,875
                                                                                           -----------
                                                                                               931,250
                                                                                           -----------
Airlines -- 1.8%
  Delta Air Lines 144A, 8.30%...............................    12/15/2029      750,000        725,625
                                                                                           -----------
Automobiles -- 2.1%
  Ford Motor Co. 6.375%.....................................    02/01/2029    1,000,000        840,000
                                                                                           -----------
Automotive & Equipment -- 0.6%
  Lear Corp., 7.96%.........................................    05/15/2005      250,000        239,687
                                                                                           -----------
Banks -- 0.6%
  Sanwa Bank Ltd, 8.35%.....................................    07/15/2009      250,000        251,562
                                                                                           -----------
Chemicals & Allied Products -- 0.6%
  Rohm and Haas Co., 7.40%..................................    07/15/2009      250,000        247,187
                                                                                           -----------
Communications -- 5.9%
  Comsat Corp. Medium Term Note, 8.55%......................    12/13/2006      500,000        521,660
  Sprint Capital Corp., 6.875%..............................    11/15/2028    1,000,000        891,250
  Worldcom, Inc., 6.40%.....................................    08/15/2005    1,000,000        960,000
                                                                                           -----------
                                                                                             2,372,910
                                                                                           -----------
Computers -- 1.2%
  Sun Microsystems, Inc., 7.00%.............................    08/15/2002      500,000        498,125
                                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Bond Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

                                                                MATURITY
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                           DATE          PAR           VALUE
------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Consumer Services -- 0.5%
  Service Corp. International, 6.00%........................    12/15/2005   $  250,000    $   188,750
                                                                                           -----------
Containers -- 1.8%
  Crown Cork & Seal Co., Inc., 7.125%.......................    09/01/2002      750,000        737,812
                                                                                           -----------
Finance -- 10.8%
  Ahold Finance USA, Inc., 6.25%............................    05/01/2009      500,000        454,375
  Aristar, Inc., 6.30%......................................    10/01/2002      500,000        488,125
  Duke Capital Corp., 7.50%.................................    10/01/2009      500,000        495,000
  ERAC USA Finance Co., 6.625%..............................    05/15/2006      750,000        703,125
  Finova Capital Corp., 7.25%...............................    11/08/2004    1,000,000        988,750
  Household Finance Corp., 7.20%............................    07/15/2006      750,000        734,063
  Socgen Real Estate L.L.C., 7.64%..........................    12/29/2049      500,000        458,125
                                                                                           -----------
                                                                                             4,321,563
                                                                                           -----------
Foods -- 1.9%
  Safeway, Inc., 7.00%......................................    09/15/2002      750,000        743,438
                                                                                           -----------
Foreign Financial Institutions -- 1.2%
  Banque Nationale de Paris, 7.738%.........................    12/31/2049      500,000        462,500
                                                                                           -----------
Industrial -- 3.6%
  CMS Energy, 6.75%.........................................    01/15/2004      250,000        231,875
  IMC Global, Inc., 7.40%...................................    11/01/2002      500,000        496,875
  Owens Corning, 7.50%......................................    05/01/2005      750,000        717,188
                                                                                           -----------
                                                                                             1,445,938
                                                                                           -----------
Manufacturing -- 1.2%
  Tyco International Group, 6.875%..........................    09/05/2002      500,000        491,875
                                                                                           -----------
Oil & Gas -- 2.4%
  KN Energy, Inc., 6.45%....................................    03/01/2003      500,000        484,375
  Union Pacific Resources Group, 7.30%......................    04/15/2009      500,000        476,875
                                                                                           -----------
                                                                                               961,250
                                                                                           -----------
Real Estate -- 1.8%
  Simon Property Group LP, Inc., 6.625%.....................    06/15/2003      750,000        711,563
                                                                                           -----------
Retail Merchandising -- 1.2%
  Penney (J.C.) & Co. Notes, 7.25%..........................    04/01/2002      500,000        488,750
                                                                                           -----------
Tobacco -- 0.4%
  Dimon, Inc. Senior Notes, 8.875%..........................    06/01/2006      200,000        178,500
                                                                                           -----------
Transportation -- 1.4%
  Laidlaw, Inc., 7.65%......................................    05/15/2006      600,000        558,750
                                                                                           -----------
Utilities -- 4.8%
  Calenergy Co., Inc. Senior Notes, 7.52%...................    09/15/2008      750,000        729,375
  Cleveland Electric Toledo Edison, 7.67%...................    07/01/2004      250,000        246,250
  US West Capital Funding, 6.25%............................    07/15/2005    1,000,000        940,000
                                                                                           -----------
                                                                                             1,915,625
                                                                                           -----------
    TOTAL CORPORATE BONDS (COST $20,144,024)................                                19,312,660
                                                                                           -----------
COMMERCIAL PAPER -- 4.5%
  Chevron USA, Inc., 5.78%..................................    02/14/2000    1,800,000      1,786,778
                                                                                           -----------
    TOTAL COMMERCIAL PAPER (COST $1,787,284)................                                 1,786,778
                                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Bond Portfolio

Statement of Net Assets, December 31, 1999 -- Concluded

--------------------------------------------------------------------------------

                                                                 PAR          VALUE
--------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 3.4%
  Temporary Investment Fund, Inc. -- TempCash...............  1,351,514      1,351,514
                                                                           -----------
    TOTAL SHORT TERM INVESTMENTS (COST $1,351,514)..........                 1,351,514
                                                                           -----------
    TOTAL INVESTMENTS -- 103.5% (COST $41,278,609)..........                39,541,193
LIABILITIES IN EXCESS OF OTHER ASSETS -- (3.5%).............                (1,358,928)
                                                                           -----------
NET ASSETS -- 100.0%
  (Equivalent to $10.58 per share based on 3,607,685 shares
    of capital stock outstanding)...........................               $38,182,265
                                                                           ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($38,182,265/3,607,685 shares outstanding)................               $     10.58
                                                                           ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, December 31, 1999

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES       VALUE
-------------------------------------------------------------------------------------
COMMON STOCK -- 55.4%
Aerospace & Defense--0.4%
  Boeing Co. ...............................................    4,900     $   203,656
                                                                          -----------
Automobiles -- 1.2%
  Ford Motor Co. ...........................................    16,000        855,000
                                                                          -----------
Banks -- 2.9%
  Bank of America Corp. ....................................    9,052         454,297
  Bank of New York Co., Inc. ...............................    20,900        836,000
  Chase Manhattan Corp. ....................................    7,500         582,656
  Wells Fargo Co. ..........................................    6,500         262,844
                                                                          -----------
                                                                            2,135,797
                                                                          -----------
Beverages -- 1.8%
  Pepsico, Inc. ............................................    38,500      1,357,125
                                                                          -----------
Broadcasting & Publishing -- 1.2%
  McGraw-Hill, Inc. ........................................    14,200        875,075
                                                                          -----------
Business & Consumer Services -- 2.9%
  Automatic Data Processing, Inc. ..........................    14,200        765,025
  Electronic Data Systems Corp. ............................    9,000         602,437
  Omnicom Group, Inc. ......................................    7,900         790,000
                                                                          -----------
                                                                            2,157,462
                                                                          -----------
Chemicals & Allied Products -- 1.9%
  Du Pont (E.I.) de Nemours & Co. ..........................    7,371         485,565
  Monsanto Co. .............................................    26,600        947,625
                                                                          -----------
                                                                            1,433,190
                                                                          -----------
Communications -- 4.5%
  AT&T Corp. ...............................................    11,500        583,625
  Comcast Corp. Special Class A Non-Voting..................    9,000         452,250
  *General Instrument Corp. ................................    5,600         476,000
  GTE Corp. ................................................    16,000      1,129,000
  Motorola, Inc. ...........................................    1,884         277,419
  SBC Communications, Inc. .................................    8,422         410,572
                                                                          -----------
                                                                            3,328,866
                                                                          -----------
Computers -- 1.8%
  Compaq Computer Corp. ....................................    5,100         138,019
  Hewlett Packard Co. ......................................    3,700         421,569
  International Business Machines Corp. ....................    7,400         799,200
                                                                          -----------
                                                                            1,358,788
                                                                          -----------
Consumer Products -- 2.2%
  Kimberly-Clark Corp. .....................................    25,000      1,631,250
                                                                          -----------
Cosmetics and Toiletries -- 0.5%
  Gillette Co. .............................................    9,000         370,687
                                                                          -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES       VALUE
-------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Drugs & Health Care -- 5.1%
  Aetna, Inc. ..............................................    3,600     $   200,925
  American Home Products Corp. .............................    32,800      1,293,550
  Baxter International, Inc. ...............................    4,500         282,656
  Becton, Dickinson & Co. ..................................    7,400         197,950
  Bristol-Myers Squibb Co. .................................    2,700         173,306
  Johnson & Johnson.........................................    8,000         745,000
  Pharmacia & Upjohn, Inc. .................................    10,400        468,000
  *Tenet Healthcare Corp. ..................................    5,000         117,500
  United Healthcare Corp. ..................................    1,800          95,625
  *Watson Pharmaceuticals, Inc. ............................    5,500         196,969
                                                                          -----------
                                                                            3,771,481
                                                                          -----------
Electronics -- 1.3%
  Emerson Electric Co. .....................................    6,500         372,937
  General Electric Co. .....................................    3,800         588,050
                                                                          -----------
                                                                              960,987
                                                                          -----------
Energy -- 2.1%
  Chevron Corp. ............................................    5,100         441,787
  FPL Group, Inc. ..........................................    5,800         248,312
  Royal Dutch Petroleum Co. ................................    8,000         483,500
  Williams Cos., Inc. ......................................    11,300        345,356
                                                                          -----------
                                                                            1,518,955
                                                                          -----------
Entertainment -- 0.3%
  Walt Disney Co. ..........................................    8,000         234,000
                                                                          -----------
Finance -- 2.0%
  American Express Co. .....................................    4,000         665,000
  Citigroup, Inc. ..........................................    15,000        833,437
                                                                          -----------
                                                                            1,498,437
                                                                          -----------
Finance - Investment & Other -- 0.7%
  Fannie Mae................................................    8,200         511,987
                                                                          -----------
Food & Food Distributors -- 3.7%
  Bestfoods, Inc. ..........................................    14,800        777,925
  Kroger Co. ...............................................    41,900        790,862
  McCormick & Co., Inc. ....................................    27,400        815,150
  Sara Lee Corp. ...........................................    17,000        375,063
                                                                          -----------
                                                                            2,759,000
                                                                          -----------
Industrial Diversified -- 1.1%
  Parker-Hannifin Corp. ....................................    15,300        785,081
                                                                          -----------
Insurance -- 3.1%
  Allstate Corp. ...........................................    15,000        360,000
  American General Corp. ...................................    8,200         622,175
  American International Group, Inc. .......................    7,562         817,641
  Jefferson-Pilot Corp. ....................................    7,500         511,875
                                                                          -----------
                                                                            2,311,691
                                                                          -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES       VALUE
-------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Lodging -- 0.8%
  Marriott International, Inc. Class A......................    18,500    $   583,906
                                                                          -----------
Machinery & Heavy Equipment -- 0.3%
  Dover Corp. ..............................................    4,500         204,188
                                                                          -----------
Manufacturing -- 1.5%
  Alcoa, Inc. ..............................................    9,400         780,200
  Tyco International Ltd. ..................................    8,000         311,000
                                                                          -----------
                                                                            1,091,200
                                                                          -----------
Medical & Medical Services -- 0.3%
  *Manor Care, Inc. ........................................    15,700        251,200
                                                                          -----------
Oil & Gas -- 3.5%
  Burlington Resources, Inc. ...............................    11,800        390,138
  Conoco, Inc. Class B......................................    21,595        537,176
  Exxon Mobil Corp. ........................................    16,781      1,351,919
  Santa Fe International Corp. .............................    10,100        261,338
  Transocean Sedco Forex, Inc. .............................    1,549          52,175
                                                                          -----------
                                                                            2,592,746
                                                                          -----------
Oil Field Equipment & Services -- 1.4%
  Halliburton Co. ..........................................    15,000        603,750
  Schlumberger Ltd. ........................................    8,000         450,000
                                                                          -----------
                                                                            1,053,750
                                                                          -----------
Paper & Forest Products -- 1.1%
  International Paper Co. ..................................    14,900        840,919
                                                                          -----------
Railroads -- 0.6%
  Union Pacific Corp., Series A.............................    10,000        436,250
                                                                          -----------
Real Estate -- 1.2%
  Weyerhaeuser Co. .........................................    12,500        897,656
                                                                          -----------
Semiconductors -- 0.5%
  Intel Corp. ..............................................    3,000         246,938
  *National Semiconductor Corp. ............................    2,300          98,469
                                                                          -----------
                                                                              345,407
                                                                          -----------
Software -- 0.6%
  *BMC Software, Inc. ......................................    2,300         183,856
  Computer Associates International, Inc. ..................    3,600         251,775
                                                                          -----------
                                                                              435,631
                                                                          -----------
Tobacco -- 0.3%
  Philip Morris Cos., Inc. .................................    9,000         208,688
                                                                          -----------
Utilities -- 2.6%
  Duke Power Co. ...........................................    18,500        927,313
  Enron Corp. ..............................................    23,000      1,020,625
                                                                          -----------
                                                                            1,947,938
                                                                          -----------
    TOTAL COMMON STOCK (COST $31,760,268)...................               40,947,994
                                                                          -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

                                                               MATURITY
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          DATE          PAR           VALUE
-----------------------------------------------------------------------------------------------------
U.S. TREASURY NOTES -- 5.7%
  U.S. Treasury Notes, 5.50%................................  05/15/2009    $3,000,000    $ 2,795,826
  U.S. Treasury Notes, 6.00%................................  08/15/2009     1,500,000      1,453,195
                                                                                          -----------
    TOTAL U.S. TREASURY NOTES (COST $4,404,985).............                                4,249,021
                                                                                          -----------
U.S. TREASURY BONDS -- 7.2%
  U.S. Treasury Bonds, 7.25%................................  05/15/2016     1,000,000      1,045,293
  U.S. Treasury Bonds, 8.875%...............................  02/15/2019     1,000,000      1,216,948
  U.S. Treasury Bonds, 6.125%...............................  08/15/2029     3,250,000      3,096,552
                                                                                          -----------
    U.S. TREASURY BONDS (COST $5,617,934)...................                                5,358,793
                                                                                          -----------
AGENCY OBLIGATIONS -- 12.8%
  Collateralized Mortgage Obligation, 6.70%.................  01/25/2026     1,000,000        939,302
  Federal Home Loan Mortgage Corp., 9.00%...................  08/01/2004       563,693        581,661
  Federal Home Loan Mortgage Corp., 9.00%...................  12/01/2004       505,097        521,197
  Federal Home Loan Mortgage Corp., 9.50%...................  08/01/2005       522,636        548,278
  Federal Home Loan Mortgage Corp., 9.50%...................  03/01/2006        94,912         99,094
  Federal Home Loan Mortgage Corp., 8.00%...................  11/01/2008       227,414        231,820
  Federal National Mortgage Association, 7.00%..............  03/01/2008       235,879        233,225
  Federal National Mortgage Association, 7.75%..............  03/01/2008       127,916        127,677
  Federal National Mortgage Association, 7.75%..............  05/01/2008        83,539         83,383
  Federal National Mortgage Association, 10.50%.............  03/01/2018       365,954        392,143
  Federal National Mortgage Association, 8.50%..............  09/01/2026       923,299        946,381
  Federal National Mortgage Association, 8.50%..............  10/01/2026       917,235        940,166
  Federal National Mortgage Association, 8.00%..............  10/01/2027       632,881        637,627
  Federal National Mortgage Association, 8.00%..............  01/01/2028       661,500        666,461
  Federal National Mortgage Association, 7.50%..............  05/01/2028       468,354        463,085
  Federal National Mortgage Association, 8.00%..............  11/01/2014       500,994        510,857
  Federal National Mortgage Association, 8.00%..............  12/01/2014       449,249        458,094
  Government National Mortgage Association, 8.00%...........  03/15/2007       187,563        191,490
  Government National Mortgage Association, 7.50%...........  11/15/2007       575,935        569,815
  Government National Mortgage Association, 8.00%...........  08/15/2008       304,476        310,851
                                                                                          -----------
    TOTAL AGENCY OBLIGATIONS (COST $9,566,842)..............                                9,452,607
                                                                                          -----------
CORPORATE BONDS -- 16.2%
Aerospace & Defense -- 1.9%
  Lockheed Martin, 8.50%....................................  12/01/2029     1,000,000        998,750
  Raytheon Co., 7.00%.......................................  11/02/2028       500,000        431,875
                                                                                          -----------
                                                                                            1,430,625
                                                                                          -----------
Automobiles -- 0.6%
  Ford Motor Co., 6.375%....................................  02/01/2029       500,000        420,000
                                                                                          -----------
Automotive & Equipment -- 1.0%
  Lear Corp., 7.96%.........................................  05/15/2005       250,000        239,688
  TRW, Inc., 7.125%.........................................  06/01/2009       500,000        472,500
                                                                                          -----------
                                                                                              712,188
                                                                                          -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

                                                               MATURITY
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          DATE          PAR           VALUE
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Communications -- 2.6%
  AT&T Canada, Inc., 7.65%..................................  09/15/2006    $  500,000    $   496,875
  Comsat Corp. Medium Term Note, 8.55%......................  12/13/2006       500,000        521,661
  Sprint Capital Corp., 6.875%..............................  11/15/2028       500,000        445,625
  Worldcom, Inc., 6.40%.....................................  08/15/2005       500,000        480,000
                                                                                          -----------
                                                                                            1,944,161
                                                                                          -----------
Computers -- 0.3%
  Sun Microsystems, Inc., 7.00%.............................  08/15/2002       250,000        249,063
                                                                                          -----------
Consumer Services -- 0.5%
  Service Corp. International, 6.00%........................  12/15/2005       500,000        377,500
                                                                                          -----------
Containers -- 0.7%
  Crown Cork & Seal Co., Inc., 7.125%.......................  09/01/2002       500,000        491,875
                                                                                          -----------
Finance -- 2.1%
  Duke Capital Corp., 7.50%.................................  10/01/2009       500,000        495,000
  ERAC USA Finance Co., 6.625%..............................  05/15/2006       500,000        468,750
  Finova Capital Corp., 7.25%...............................  11/08/2004       500,000        494,375
                                                                                          -----------
                                                                                            1,458,125
                                                                                          -----------
Food & Food Distributors -- 0.6%
  Archer-Daniels-Midland, 6.625%............................  05/01/2029       500,000        428,750
                                                                                          -----------
Foreign Financial Institutions -- 0.3%
  Banque Nationale de Paris, 7.738%.........................  12/31/2049       250,000        231,250
                                                                                          -----------
Industrial -- 2.0%
  CMS Energy, 6.75%.........................................  01/15/2004       250,000        231,875
  IMC Global, Inc., 7.40%...................................  11/01/2002       500,000        496,875
  Nabors Industrial, 6.80%..................................  04/15/2004       250,000        240,938
  Owens Corning, 7.50%......................................  05/01/2005       500,000        478,125
                                                                                          -----------
                                                                                            1,447,813
                                                                                          -----------
Oil & Gas -- 0.6%
  Union Pacific Resources Group, 7.30%......................  04/15/2009       500,000        476,875
                                                                                          -----------
Real Estate -- 0.6%
  Simon Property Group LP, Inc., 6.625%.....................  06/15/2003       500,000        474,375
                                                                                          -----------
Retail Merchandising -- 1.3%
  Penney (J.C.) & Co. Notes, 7.25%..........................  04/01/2002     1,000,000        977,500
                                                                                          -----------
Tobacco -- 0.2%
  Dimon, Inc. Senior Notes, 8.875%..........................  06/01/2006       200,000        178,500
                                                                                          -----------
Transportation -- 0.6%
  Laidlaw, Inc., 7.65%......................................  05/15/2006       500,000        465,625
                                                                                          -----------
Utilities -- 0.3%
  Cleveland Electric Toledo Edison, 7.67%...................  07/01/2004       250,000        246,250
                                                                                          -----------
    TOTAL CORPORATE BONDS (COST $12,477,855)................                               12,010,475
                                                                                          -----------
COMMERCIAL PAPER -- 8.3%
  Household Finance Corp., 5.83%............................  02/10/2000     3,700,000      3,676,222
  Northern Trust Co. (Chicago), 5.88%.......................  01/31/2000     2,500,000      2,487,270
                                                                                          -----------
    TOTAL COMMERCIAL PAPER (COST $6,163,782)................                                6,163,492
                                                                                          -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, December 31, 1999 -- Concluded

--------------------------------------------------------------------------------

                                                               MATURITY       SHARES
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          DATE         OR PAR         VALUE
-----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 1.9%
  Temporary Investment Fund, Inc. -- TempCash...............                $1,386,909    $ 1,386,909
                                                                                          -----------
    TOTAL SHORT TERM INVESTMENTS (COST $1,386,909)..........                                1,386,909
                                                                                          -----------
    TOTAL INVESTMENTS -- 107.5% (COST $71,378,575)..........                               79,569,291
LIABILITIES IN EXCESS OF OTHER ASSETS -- (7.5%).............                               (5,583,459)
                                                                                          -----------
NET ASSETS -- 100.0%
  (Equivalent to $16.79 per share based on 4,407,274 shares
    of capital stock outstanding)...........................                              $73,985,832
                                                                                          ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($73,985,832/4,407,274 shares outstanding)................                              $     16.79
                                                                                          ===========

*Non-Income Producing.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Aggressive Growth Portfolio

Statement of Net Assets, December 31, 1999

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 92.5%
Aerospace & Defense -- 2.0%
  AAR Corp..................................................       38,000    $   681,625
  Goodrich (B.F.) Co........................................       20,000        550,000
                                                                             -----------
                                                                               1,231,625
                                                                             -----------
Banks -- 1.0%
  Cullen Frost Bankers, Inc. ...............................        8,000        206,000
  Mercantile Bankshares Corp................................        6,000        191,625
  Wilmington Trust Corp.....................................        5,000        241,250
                                                                             -----------
                                                                                 638,875
                                                                             -----------
Beverages -- 0.8%
  *Robert Mondavi Corp., Class A............................       15,000        521,250
                                                                             -----------
Broadcasting & Publishing -- 1.9%
  *IDG Books Worldwide, Inc. ...............................       18,000        208,125
  Meredith Corp.............................................       24,000      1,000,500
                                                                             -----------
                                                                               1,208,625
                                                                             -----------
Building - Maintenance & Service -- 0.5%
  American Building Maintenance Industries..................       15,000        305,625
                                                                             -----------
Business & Consumer Services -- 10.5%
  *Acxiom Corp..............................................       48,000      1,152,000
  *Administaff, Inc.........................................       15,000        453,750
  Affiliated Computer Services, Inc.........................       36,000      1,656,000
  Analysts International Corp...............................       46,000        575,000
  *Caci International, Inc..................................       23,000        520,375
  *Catalina Marketing Corp..................................       12,000      1,389,000
  Healthcare Services Group.................................       41,700        291,900
  Unifirst Corp. ...........................................       48,000        606,000
                                                                             -----------
                                                                               6,644,025
                                                                             -----------
Chemicals & Allied Products -- 5.1%
  *Bush Boake Allen, Inc....................................       42,600      1,046,362
  Cambrex Corp..............................................       62,000      2,135,125
                                                                             -----------
                                                                               3,181,487
                                                                             -----------
Communications -- 2.8%
  *Dynatech Corp. ..........................................        7,000         47,250
  *Tekelec, Inc.............................................       36,000        810,000
  True North Communications.................................       20,000        893,750
                                                                             -----------
                                                                               1,751,000
                                                                             -----------
Computers -- 1.6%
  Ciber, Inc................................................       36,000        990,000
                                                                             -----------
Consumer Products -- 0.7%
  Kimberly-Clark Corp. .....................................        7,000        456,750
                                                                             -----------
Containers -- 1.4%
  Bemis Co., Inc. ..........................................       25,000        871,875
                                                                             -----------
Cosmetics and Toiletries -- 1.6%
  Alberto-Culver Co. Class A................................       45,000        978,750
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Aggressive Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Drugs & Health Care -- 5.5%
  *Barr Laboratories, Inc. .................................       18,000    $   564,750
  *Covance, Inc.............................................       68,000        735,250
  Jones Pharma, Inc. .......................................       12,000        521,250
  *Medicis Pharmaceutical Corp. Class A.....................       17,000        723,562
  *Monarch Dental Corp. ....................................       26,000         44,687
  Shire Pharmaceuticals Group...............................       11,469        334,035
  *Watson Pharmaceuticals, Inc. ............................       14,000        501,375
                                                                             -----------
                                                                               3,424,909
                                                                             -----------
Electronics -- 15.6%
  Applied Power, Inc. Class A...............................       38,000      1,396,500
  *Burr-Brown Corp. ........................................       19,500        704,437
  *C-COR Electronics, Inc. .................................        5,000        383,125
  *C-Cube Microsystems, Inc. ...............................       18,000      1,120,500
  *Cable Design Technologies, Inc. .........................       35,000        805,000
  CTS Corp..................................................       12,000        904,500
  Harman International Industries, Inc. ....................       29,000      1,627,625
  Methode Electronics, Inc. Class A.........................       58,000      1,863,250
  *Sawtek, Inc. ............................................       14,000        931,875
                                                                             -----------
                                                                               9,736,812
                                                                             -----------
Energy -- 1.0%
  MidAmerican Energy Holdings Co. ..........................       18,000        606,375
                                                                             -----------
Environmental Control -- 2.6%
  Donaldson Co., Inc........................................       46,000      1,106,875
  *Tetra Technologies, Inc. ................................       68,000        493,000
                                                                             -----------
                                                                               1,599,875
                                                                             -----------
Financial -- 4.2%
  Duff & Phelps Credit Rating Co. ..........................       16,000      1,423,000
  Waddell & Reed Financial, Inc. ...........................       30,000        813,750
  Waddell & Reed Financial, Inc. Class B....................       15,000        376,875
                                                                             -----------
                                                                               2,613,625
                                                                             -----------
Food & Food Distributors -- 3.4%
  Smart & Final, Inc. ......................................       25,000        181,250
  *Whole Foods Market, Inc. ................................       42,000      1,947,750
                                                                             -----------
                                                                               2,129,000
                                                                             -----------
Insurance -- 2.3%
  Enhance Financial Services Group, Inc. ...................       33,000        536,250
  HCC Insurance Holdings, Inc. .............................       69,000        909,937
                                                                             -----------
                                                                               1,446,187
                                                                             -----------
Manufacturing -- 4.1%
  AptarGroup, Inc. .........................................       43,000      1,080,375
  *Gardner Denver Machinery, Inc. ..........................       16,000        267,000
  *Plexus Corp. ............................................       19,000        836,000
  Robbins & Myers, Inc. ....................................       16,000        362,000
                                                                             -----------
                                                                               2,545,375
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Aggressive Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Medical Equipment & Supplies -- 3.6%
  Diagnostic Products Corp. ................................        7,000    $   171,500
  Mentor Corp. .............................................       39,900      1,029,919
  Minntech Corp. ...........................................       40,000        385,000
  *Orthodontic Centers of America, Inc. ....................       38,000        453,625
  *STARR Surgical Co. ......................................       24,000        234,000
                                                                             -----------
                                                                               2,274,044
                                                                             -----------
Oil & Gas -- 1.0%
  *Cal Dive International, Inc. ............................       10,000        331,250
  Santa Fe International Corp. .............................       12,000        310,500
                                                                             -----------
                                                                                 641,750
                                                                             -----------
Oil Equipment & Services -- 1.1%
  CARBO Ceramics, Inc. .....................................       12,000        262,500
  *Oceaneering International, Inc. .........................       29,000        433,188
                                                                             -----------
                                                                                 695,688
                                                                             -----------
Personal Services -- 0.3%
  Strayer Education, Inc. ..................................        8,300        163,925
                                                                             -----------
Railroads -- 0.5%
  *Railtex, Inc. ...........................................       18,000        321,750
                                                                             -----------
Real Estate -- 2.5%
  Chateau Communities, Inc. ................................       46,000      1,193,125
  Liberty Property Trust....................................       15,000        363,750
                                                                             -----------
                                                                               1,556,875
                                                                             -----------
Restaurants -- 3.9%
  Applebee's International, Inc. ...........................       27,000        796,500
  *Jack in the Box, Inc. ...................................       28,000        579,250
  Ruby Tuesday, Inc. .......................................       60,000      1,091,250
                                                                             -----------
                                                                               2,467,000
                                                                             -----------
Retail Merchandising -- 2.9%
  Casey General Stores, Inc. ...............................       46,000        480,125
  Ethan Allen Interiors, Inc. ..............................       35,000      1,122,188
  *Wet Seal (The), Inc., Class A............................       16,000        196,000
                                                                             -----------
                                                                               1,798,313
                                                                             -----------
Semiconductors -- 2.4%
  Dallas Semiconductor Corp. ...............................       22,800      1,469,175
                                                                             -----------
Software -- 1.8%
  *Filenet Corp. ...........................................       44,000      1,122,000
                                                                             -----------
                                                                               1,122,000
                                                                             -----------
Transportation -- 3.9%
  Air Express International Corp. ..........................       27,000        872,438
  *Eagle USA Airfreight, Inc. ..............................       13,500        582,188
  Robinson (C.H.) Worldwide, Inc. ..........................       24,000        954,000
                                                                             -----------
                                                                               2,408,626
                                                                             -----------
    TOTAL COMMON STOCK (COST $48,257,470)...................                  57,801,191
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Aggressive Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Concluded

--------------------------------------------------------------------------------

                                                               MATURITY       SHARES
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          DATE         OR PAR         VALUE
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 0.1%
  Phoenix Investment Partners Ltd., 6.00%...................  11/01/2015    $   62,500    $    63,516
                                                                                          -----------
    TOTAL CORPORATE BOND (COST $65,394).....................                                   63,516
                                                                                          -----------
COMMERCIAL PAPER -- 4.4%
  Ford Motor Credit Co., 6.50%..............................  01/04/2000     1,287,000      1,286,303
  General Electric Capital Corp., 5.60%.....................  02/14/2000     1,500,000      1,489,733
                                                                                          -----------
    TOTAL COMMERCIAL PAPER (COST $2,776,036)................                                2,776,036
                                                                                          -----------
SHORT TERM INVESTMENTS -- 3.4%
  Temporary Investment Fund, Inc. -- TempCash...........................     2,100,072      2,100,072
                                                                                          -----------
    TOTAL SHORT TERM INVESTMENTS (COST $2,100,072)......................                    2,100,072
                                                                                          -----------
    TOTAL INVESTMENTS -- 100.4% (COST $53,198,972)......................                   62,740,815
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.4%).........................                     (228,468)
                                                                                          -----------
NET ASSETS -- 100.0%
  (Equivalent to $21.97 per share based on 2,845,165 shares of capital
    stock outstanding)..................................................                  $62,512,347
                                                                                          ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($62,512,347/2,845,165 shares outstanding)............................                  $     21.97
                                                                                          ===========

*Non-Income Producing.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

Statement of Net Assets, December 31, 1999

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK -- 95.9%
Australia -- 2.1%
  Australia & New Zealand Bank Group Ltd....................      145,924    $ 1,062,358
  Boral Ltd.................................................            1              2
  Goodman Fielder Ltd.......................................      385,571        344,515
  Pacific Dunlop Ltd. ......................................      301,642        427,273
                                                                             -----------
                                                                               1,834,148
                                                                             -----------
Austria -- 0.6%
  Bank Austria AG...........................................       10,150        572,464
                                                                             -----------
Brazil -- 0.9%
  Petroleo Brasileiro SA ADR................................       13,500        346,248
  Telecomunicacoes Brasileiras SA ADR.......................        3,611        464,013
                                                                             -----------
                                                                                 810,261
                                                                             -----------
Denmark -- 0.7%
  Jyske Bank................................................       31,450        633,575
                                                                             -----------
Finland -- 0.6%
  Kesko Oyj.................................................       42,600        540,598
                                                                             -----------
France -- 9.5%
  Alstom SA.................................................       12,315        410,541
  Assurances Generales de France............................       14,580        790,013
  Banque Nationale de Paris.................................       12,600      1,162,413
  Bongrain..................................................        1,227        406,940
  *Dexia Belgium............................................        4,510        745,837
  *Dexia Strips.............................................        4,510             --
  L'Air Liquide.............................................        6,437      1,077,477
  Michelin-(CGDE)...........................................       19,153        752,308
  PSA Peugeot Citroen.......................................        1,910        433,592
  Societe Generale..........................................        2,018        469,491
  Thomson CSF...............................................       24,219        799,820
  Total Fina SA ADR.........................................       13,661        946,024
  Usinor Sacilor............................................       21,400        401,964
                                                                             -----------
                                                                               8,396,420
                                                                             -----------
Germany -- 10.1%
  *Aventis AG...............................................        4,351        252,414
  Bayer AG..................................................       26,300      1,244,939
  Deutsche Bank AG..........................................       12,777      1,079,012
  Deutsche Lufthansa AG.....................................       36,000        837,547
  Hugo Boss AG..............................................        2,530        323,608
  Merck KGAA................................................       31,289        970,592
  Metallgesellschaft AG.....................................       14,165        283,899
  ProSieben Media AG........................................        7,700        447,467
  Rheinmetall AG............................................       13,900        146,994
  Siemens AG................................................        7,600        966,744
  Veba AG...................................................       21,800      1,059,372
  Viag AG...................................................       16,260        298,048
  Volkswagen AG.............................................       18,150      1,022,754
                                                                             -----------
                                                                               8,933,390
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK (CONTINUED)
Greece -- 1.3%
  Hellenic Telecommunications...............................       93,755    $ 1,119,200
                                                                             -----------
Hong Kong -- 1.6%
  CDL Hotels International Ltd..............................      322,000        128,411
  Henderson Investment Ltd..................................      353,000        367,827
  Hong Kong Electric........................................      286,896        896,838
                                                                             -----------
                                                                               1,393,076
                                                                             -----------
Italy -- 3.5%
  Banca Popolare di Bergamo Credito Varesino SpA............       21,400        494,857
  *Beni Stabili SpA.........................................       23,512          8,288
  ENI SpA...................................................       46,400        255,156
  Ente Nazionale Idrocarburi SpA............................       17,000        937,125
  Istituto Bancario San Paolo di Torino SpA.................       34,912        474,331
  Telecom Italia SpA........................................      158,300        964,563
                                                                             -----------
                                                                               3,134,320
                                                                             -----------
Japan -- 27.8%
  77 Bank Ltd...............................................       70,000        733,777
  Aiful Corp................................................        3,000        367,035
  Canon, Inc................................................       39,000      1,549,770
  Credit Saison Co..........................................       45,500        792,698
  Dai-Tokyo Fire and Marine Insurance.......................      143,000        583,645
  Fuji Machine..............................................       21,000      1,693,648
  Honda Motor Co. Ltd.......................................       18,000        669,472
  Mabuchi Motors............................................        9,700      1,692,777
  Marubeni Corp.............................................      270,000      1,133,699
  Matsumotokiyoshi..........................................       15,600      1,207,752
  Mineba Co. Ltd............................................       87,000      1,492,718
  Mitsubishi Heavy Industries Ltd...........................      110,000        367,133
  Murata Manufacturing Co. Ltd..............................        3,000        704,708
  Namco Ltd.................................................       21,500      1,393,070
  Nichiei...................................................       14,100        306,372
  Nippon Express Company Ltd................................      200,000      1,106,000
  Nippon Telegraph & Telephone Corp.........................          250        428,208
  Nishimatsu Construction...................................       80,000        321,034
  Rinnai Corp...............................................       32,000        595,087
  Rohm Co. Ltd..............................................        5,000      2,094,548
  Sankyo Company Ltd. ......................................       25,000        513,849
  Sekisui Chemical Co. .....................................       75,000        332,534
  Shin-Etsu Chemical Company Limited........................        8,000        344,524
  Sony Corp.................................................        7,400      2,194,578
  Toyota Motor Corp.........................................       21,000      1,017,422
  Yamanouchi Pharmaceuticals................................       29,000      1,013,311
                                                                             -----------
                                                                              24,649,369
                                                                             -----------
Korea -- 0.8%
  Korea Electric Power ADR..................................       26,400        442,200
  Pohang Iron & Steel Co. Ltd. ADR..........................        8,000        280,000
                                                                             -----------
                                                                                 722,200
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK (CONTINUED)
Mexico -- 0.3%
  Telefonos de Mexico SA ADR................................        2,308    $   259,650
                                                                             -----------
Netherlands -- 6.9%
  ABN Amro Holding..........................................       43,620      1,089,512
  AKZO N.V. ADR.............................................       15,500        771,125
  Buhrmann N.V. ............................................       45,085        678,841
  Hollandsche Beton.........................................       37,826        361,917
  Hunter Douglas N.V. ......................................       26,319        715,694
  ING Groep N.V. ...........................................       17,087      1,031,519
  KPN ADS...................................................        5,383        517,441
  Stork N.V. ...............................................       37,053        541,110
  Vedior N.V. ..............................................       42,400        435,573
                                                                             -----------
                                                                               6,142,732
                                                                             -----------
New Zealand -- 0.9%
  Fletcher Challenge Paper..................................      427,822        299,540
  Telecom Corporation of New Zealand Ltd....................      114,600        538,907
                                                                             -----------
                                                                                 838,447
                                                                             -----------
Norway -- 1.1%
  Norsk Hydro...............................................        9,700        406,612
  Orkla.....................................................       32,000        550,933
                                                                             -----------
                                                                                 957,545
                                                                             -----------
Peru -- 0.4%
  Telefonica del Peru S.A. ADR..............................       27,000        361,125
                                                                             -----------
Portugal -- 1.3%
  Electricidade de Portugal SA..............................       14,500        253,082
  Portugal Telecom SA.......................................       82,870        908,908
                                                                             -----------
                                                                               1,161,990
                                                                             -----------
Singapore -- 1.9%
  Creative Technology Ltd. ADR..............................       30,700        533,413
  Overseas Chinese Banking Corp.............................       44,000        404,203
  United Overseas Bank Ltd..................................       87,544        772,679
                                                                             -----------
                                                                               1,710,295
                                                                             -----------
Spain -- 4.1%
  Argentaria, Caja Postal y Banco Hipotecario de Espana
    SA......................................................       26,000        610,918
  Banco Popular Espanol SA..................................       12,500        815,163
  Endesa SA.................................................       57,086      1,133,211
  Repsol ADR................................................       45,200      1,050,900
                                                                             -----------
                                                                               3,610,192
                                                                             -----------
Sweden -- 0.8%
  Autoliv, Inc. SDR.........................................       25,500        746,298
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

Statement of Net Assets, December 31, 1999 -- Concluded

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK (CONTINUED)
Switzerland -- 4.0%
  Barry Callebaut AG  - Registered Shares...................        4,018    $   584,166
  Forbo Holding AG - Registered Shares......................        1,330        626,452
  Sulzer AG - Registered Shares.............................          830        539,503
  Swisscom AG - Registered Shares...........................        1,750        707,781
  United Bank of Switzerland - Registered Shares............        4,170      1,126,107
                                                                             -----------
                                                                               3,584,009
                                                                             -----------
United Kingdom -- 14.7%
  Barclays Plc..............................................       24,442        703,554
  BOC Group Plc.............................................       31,060        667,277
  British Aerospace Plc.....................................      157,830      1,045,265
  British Airways Plc.......................................       64,680        422,090
  Bunzl Plc.................................................      213,599      1,176,540
  Laird Group Ordinary......................................      100,000        395,749
  Medeva Plc................................................        2,248          6,391
  Morgan Crucible Co. Plc...................................      202,215        948,883
  Powergen UK Plc...........................................       91,000        654,116
  Rexam Plc.................................................      193,300        780,594
  Rio Tinto Plc.............................................       46,845      1,131,247
  Royal & Sun Alliance Insurance Group......................      132,768      1,011,180
  Royal Bank of Scotland Group Plc..........................       47,487        842,229
  Safeway Plc...............................................      220,244        754,211
  Scottish and Southern Energy Plc..........................       65,500        522,927
  Tomkins Plc...............................................      181,728        587,090
  Unilever Plc..............................................       65,000        478,250
  Wolseley Plc..............................................      119,200        914,102
                                                                             -----------
                                                                              13,041,695
                                                                             -----------
    TOTAL COMMON AND PREFERRED STOCK (COST $71,298,159).....                  85,152,999
                                                                             -----------
SHORT TERM INVESTMENTS -- 1.6%
  Temporary Investment Fund, Inc. -- TempCash...............    1,409,425      1,409,425
                                                                             -----------
    TOTAL SHORT TERM INVESTMENTS (COST $1,409,425)..........                   1,409,425
                                                                             -----------
    TOTAL INVESTMENTS -- 97.5% (COST $72,707,584)...........                  86,562,424
OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.5%...............                   2,233,140
                                                                             -----------
NET ASSETS -- 100.0%
  (Equivalent to $16.68 per share based on 5,324,220 shares
    of capital stock outstanding)...........................                 $88,795,564
                                                                             ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($88,795,564/5,324,220 shares outstanding)................                 $     16.68
                                                                             ===========

*Non-Income Producing.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Sentinel Growth Portfolio

Statement of Net Assets, December 31, 1999

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 94.6%
Aerospace & Defense -- 1.1%
  Goodrich (B.F.) Co........................................      8,400    $   231,000
                                                                           -----------
Building & Building Supplies -- 0.5%
  Sherwin Williams Co. .....................................      5,000        105,000
                                                                           -----------
Business & Consumer Services -- 1.8%
  America Online, Inc. .....................................      4,000        301,750
  Expedia, Inc. ............................................      2,500         87,500
                                                                           -----------
                                                                               389,250
                                                                           -----------
Chemicals & Allied Products -- 0.9%
  Cambrex Corp. ............................................      5,800        199,737
                                                                           -----------
Communications -- 15.4%
  Charter Communications, Inc. .............................      7,500        164,062
  General Instrument Corp. .................................      9,800        833,000
  *Global Crossing, Ltd. ...................................      1,500         75,000
  *NEXTLINK Communications, Inc. ...........................      6,300        523,294
  *Qualcomm, Inc. ..........................................        800        141,000
  Scientific Atlanta, Inc. .................................      9,400        522,875
  *Teligent, Inc. ..........................................      3,000        185,250
  True North Communications.................................     11,200        500,500
  *WinStar Communications, Inc. ............................      4,600        344,425
                                                                           -----------
                                                                             3,289,406
                                                                           -----------
Computers -- 2.0%
  *Cisco Systems, Inc. .....................................      2,500        267,812
  *Sun Microsystems, Inc. ..................................      2,000        154,875
                                                                           -----------
                                                                               422,687
                                                                           -----------
Consumer Products -- 0.5%
  Fortune Brands, Inc. .....................................      3,500        115,719
                                                                           -----------
Containers -- 1.2%
  Bemis Co., Inc. ..........................................      7,300        254,587
                                                                           -----------
Drugs & Health Care -- 9.1%
  *Biogen, Inc. ............................................      3,400        287,300
  *Chiron Corp. ............................................      4,000        169,500
  *Genzyme Corp. ...........................................      3,000        135,000
  *Human Genome Sciences, Inc. .............................      3,500        534,187
  Jones Pharma, Inc. .......................................      4,000        173,750
  *Millennium Pharmaceuticals, Inc. ........................      2,900        353,800
  *Watson Pharmaceuticals, Inc. ............................      8,000        286,500
                                                                           -----------
                                                                             1,940,037
                                                                           -----------
Electronic Instruments -- 2.0%
  *Analog Devices, Inc. ....................................      4,600        427,800
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Sentinel Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Electronics -- 15.1%
  Applied Power, Inc. Class A...............................      6,000    $   220,500
  *Broadcom Corp., Class A..................................        300         81,713
  *C-Cube Microsystems, Inc. ...............................     11,100        690,975
  *Cable Design Technologies, Inc. .........................      5,700        131,100
  CTS Corp. ................................................      7,400        557,775
  *JDS Uniphase Corp. ......................................      4,000        645,250
  Photronics, Inc...........................................      3,200         91,600
  *Sawtek, Inc. ............................................     12,000        798,750
                                                                           -----------
                                                                             3,217,663
                                                                           -----------
Energy -- 1.2%
  MidAmerican Energy Holdings Co. ..........................      7,600        256,025
                                                                           -----------
Environmental Control -- 1.1%
  Donaldson Co., Inc. ......................................     10,000        240,625
                                                                           -----------
Food & Food Distributors -- 4.2%
  McCormick & Co., Inc. ....................................     12,600        374,850
  *Whole Foods Market, Inc. ................................     11,000        510,125
                                                                           -----------
                                                                               884,975
                                                                           -----------
Insurance -- 0.9%
  AFLAC, Inc. ..............................................      4,000        188,750
                                                                           -----------
Medical Instruments -- 2.0%
  Incyte Pharmaceuticals, Inc. .............................      7,000        420,000
                                                                           -----------
Oil & Gas -- 1.3%
  *Cal Dive International, Inc. ............................      8,500        281,563
                                                                           -----------
Restaurants -- 4.4%
  Applebee's International, Inc. ...........................     15,700        463,150
  Outback Steakhouse, Inc. .................................      6,700        173,781
  Ruby Tuesday, Inc. .......................................     16,800        305,550
                                                                           -----------
                                                                               942,481
                                                                           -----------
Retail - Clothing and Apparel -- 2.1%
  Lands' End, Inc. .........................................     12,800        444,800
                                                                           -----------
Retail Merchandising -- 2.2%
  Ethan Allen Interiors, Inc. ..............................     14,250        456,891
                                                                           -----------
Semiconductors -- 8.3%
  *Applied Materials, Inc. .................................      3,300        418,069
  Dallas Semiconductor Corp. ...............................      9,300        599,269
  *KLA-Tencor Corp. ........................................      2,000        222,750
  *Novellus Systems, Inc. ..................................      4,300        526,884
                                                                           -----------
                                                                             1,766,972
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Sentinel Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Software -- 9.9%
  *Ariba, Inc. .............................................        800    $   141,900
  Computer Associates International, Inc. ..................      5,000        349,688
  *DoubleClick, Inc. .......................................      1,000        253,062
  *Inktomi Corp. ...........................................      1,200        106,500
  *Lycos, Inc. .............................................      2,000        159,125
  Newbridge Networks Corp. .................................      3,000         67,688
  *Novell, Inc. ............................................     15,500        617,094
  *Oracle Corp. ............................................        900        100,856
  *Red Hat, Inc. ...........................................      1,500        316,875
                                                                           -----------
                                                                             2,112,788
                                                                           -----------
Tobacco -- 0.5%
  UST, Inc..................................................      4,100        103,269
                                                                           -----------
Transportation -- 6.8%
  Air Express International Corp. ..........................     11,000        355,438
  *Eagle USA Airfreight, Inc. ..............................     15,000        646,875
  Robinson (C.H.) Worldwide, Inc. ..........................     11,400        453,150
                                                                           -----------
                                                                             1,455,463
                                                                           -----------
    TOTAL COMMON STOCK (COST $14,598,091)...................                20,147,488
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Sentinel Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Concluded

--------------------------------------------------------------------------------

                                                                 MATURITY      SHARES
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                            DATE        OR PAR         VALUE
------------------------------------------------------------------------------------------------------
U.S. AGENCY OBLIGATIONS -- 0.8%
  Federal Home Loan Mortgage Corp., 5.25%...................    01/20/2000    $ 180,000    $   179,501
                                                                                           -----------
    TOTAL U.S. AGENCY OBLIGATIONS (COST $179,501)...........                                   179,501
                                                                                           -----------
SHORT TERM INVESTMENTS -- 4.5%
  Temporary Investment Fund.-- TempCash...................................      947,781        947,781
                                                                                           -----------
    TOTAL SHORT TERM INVESTMENTS (COST $947,781)..........................                     947,781
                                                                                           -----------
    TOTAL INVESTMENTS -- 99.9% (COST $15,725,373).........................                  21,274,770
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1%.............................                      22,607
                                                                                           -----------
NET ASSETS -- 100.0%
  (Equivalent to $17.79 per share based on 1,196,980 shares of capital
  stock outstanding)......................................................                 $21,297,377
                                                                                           ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($21,297,377/1,196,980 shares outstanding)..............................                 $     17.79
                                                                                           ===========

*Non-Income Producing.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Growth Portfolio

Statement of Net Assets, December 31, 1999

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 96.1%
Aerospace & Defense -- 0.2%
  Honeywell International, Inc. ............................          500    $    28,844
  *Howmet International, Inc. ..............................          220          3,974
  United Technologies Corp. ................................          800         52,000
                                                                             -----------
                                                                                  84,818
                                                                             -----------
Airlines -- 0.1%
  *Midwest Express Holdings, Inc. ..........................          200          6,375
  Southwest Airlines Co.....................................        2,675         43,302
                                                                             -----------
                                                                                  49,677
                                                                             -----------
Appliances -- 0.0%
  Black & Decker Corp.......................................          200         10,450
                                                                             -----------
Art Dealer & Auction House -- 0.0%
  Sotheby's Holdings, Inc. Class A..........................          300          9,000
                                                                             -----------
Banks -- 1.5%
  Fifth Third Bancorp.......................................          100          7,337
  U.S. Bancorp..............................................       22,900        545,306
  Zions Bancorp.............................................          100          5,919
                                                                             -----------
                                                                                 558,562
                                                                             -----------
Beverages -- 1.7%
  Coca Cola Co..............................................        9,800        570,850
  Pepsico, Inc..............................................        2,500         88,125
                                                                             -----------
                                                                                 658,975
                                                                             -----------
Broadcasting & Publishing -- 0.2%
  Central Newspapers, Inc. Class A..........................          200          7,875
  Dow Jones & Co., Inc. ....................................          300         20,400
  *Infinity Broadcasting, Inc...............................          875         31,664
  McGraw-Hill, Inc. ........................................          200         12,325
  Meredith Corp.............................................          150          6,253
                                                                             -----------
                                                                                  78,517
                                                                             -----------
Building & Building Supplies -- 0.2%
  Centex Corp. .............................................          200          4,937
  Ecolab, Inc. .............................................          700         27,387
  Lowe's Cos., Inc..........................................          500         29,875
                                                                             -----------
                                                                                  62,199
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Business & Consumer Services -- 2.4%
  *ACNielsen Corp. .........................................          200    $     4,925
  *Affiliated Computer Services, Inc. ......................          200          9,200
  *America Online, Inc. ....................................        7,080        534,097
  *BISYS Group, Inc. .......................................          100          6,525
  *Convergys Corp. .........................................          300          9,225
  *DST Systems..............................................          100          7,631
  Interpublic Group of Cos., Inc. ..........................        1,100         63,456
  *Network Appliance, Inc. .................................          800         66,450
  Omnicom Group, Inc. ......................................          850         85,000
  *Safeguard Scientific, Inc. ..............................          125         20,258
  *SEI Investments Co. .....................................          100         11,902
  *TMP Worldwide, Inc. .....................................          100         14,200
  *USWeb Corp. .............................................          200          8,887
  *VeriSign, Inc. ..........................................          325         61,994
  *Whittman-Hart, Inc. .....................................          100          5,362
                                                                             -----------
                                                                                 909,112
                                                                             -----------
Business Equipment -- 0.1%
  *Lexmark International Group, Inc. Class A................          300         27,150
                                                                             -----------
Chemicals & Allied Products -- 0.0%
  Valspar Corp..............................................          100          4,187
                                                                             -----------
Communications -- 9.4%
  *ADC Telecommunications, Inc..............................          700         50,794
  *Adelphia Communications Corp. Class A....................          300         19,688
  *Allegiance Telecom, Inc. ................................          330         30,442
  ALLTEL Corp...............................................          600         49,612
  Comcast Corp. Special Class A Non-Voting..................          700         35,175
  Corning Glass, Inc. ......................................        1,100        141,831
  General Instrument Corp. .................................          200         17,000
  *L-3 Communications Corp. ................................          250         10,406
  Lucent Technologies, Inc. ................................        3,819        285,709
  *MCI WorldCom, Inc. ......................................       17,828        945,972
  *McLeodUSA, Inc. .........................................          600         35,325
  Motorola, Inc. ...........................................          600         88,350
  *Nextel Communications, Inc. Class A......................        1,200        123,750
  *Qualcomm, Inc. ..........................................        1,600        282,000
  SBC Communications, Inc. .................................        7,979        388,976
  Scientific Atlanta, Inc. .................................          100          5,562
  *Sprint Corp. (PCS Group).................................        8,775        899,437
  *Tellabs, Inc. ...........................................        2,000        128,375
  *Valassis Communications, Inc. ...........................          300         12,675
  *Western Wireless Corp. Class A...........................          100          6,675
  *WinStar Communications, Inc. ............................          300         22,462
                                                                             -----------
                                                                               3,580,216
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Computer Peripherals -- 0.8%
  *Adaptec, Inc. ...........................................          400    $    19,950
  *Comverse Technology, Inc. ...............................          600         86,850
  *Veritas Software Corp. ..................................        1,270        181,769
                                                                             -----------
                                                                                 288,569
                                                                             -----------
Computers -- 11.1%
  *CDW Computer Centers, Inc. ..............................          100          7,862
  *Cisco Systems, Inc. .....................................       17,080      1,829,694
  *Dell Computer Corp. .....................................        7,350        374,850
  *EMC Corp. ...............................................        8,650        945,012
  *Gateway, Inc. ...........................................          400         28,825
  *Intuit, Inc. ............................................          300         17,981
  *Seagate Technology, Inc. ................................       15,900        740,344
  *Sun Microsystems, Inc. ..................................        3,600        278,775
                                                                             -----------
                                                                               4,223,343
                                                                             -----------
Consumer Products -- 1.2%
  Estee Lauder Co. Class A..................................          400         20,175
  Procter & Gamble Co. .....................................        4,000        438,250
                                                                             -----------
                                                                                 458,425
                                                                             -----------
Cosmetics and Toiletries -- 1.3%
  Avon Products, Inc. ......................................       14,300        471,900
                                                                             -----------
Diversified -- 0.1%
  *Berkshire Hathaway, Inc. Class B.........................           20         36,600
                                                                             -----------
Drugs & Health Care -- 14.3%
  Abbott Laboratories.......................................       17,835        647,633
  American Home Products Corp. .............................       10,900        429,869
  *Andrx Corp. .............................................          300         12,694
  Allergan, Inc. ...........................................          700         34,825
  Bausch & Lomb, Inc. ......................................          100          6,844
  Becton, Dickinson & Co. ..................................       22,300        596,525
  *Biogen, Inc. ............................................          600         50,700
  Bristol-Myers Squibb Co. .................................       15,710      1,008,385
  Colgate-Palmolive Co. ....................................        1,300         84,500
  CVS Corp. ................................................          900         35,944
  *Express Scripts, Inc., Class A...........................          300         19,200
  *IVAX Corp. ..............................................          300          7,725
  Johnson & Johnson.........................................        4,650        433,031
  Lilly (Eli) & Co. ........................................          900         59,850
  McKesson HBOC, Inc. ......................................       25,675        579,292
  *Medimmune, Inc. .........................................          350         58,056
  Merck & Co., Inc. ........................................       16,310      1,093,789
  Schering Plough Corp. ....................................        6,400        270,000
                                                                             -----------
                                                                               5,428,862
                                                                             -----------
Electronic Instruments -- 0.3%
  *Analog Devices, Inc. ....................................          900         83,700
  *Conexant Systems, Inc. ..................................          400         26,550
                                                                             -----------
                                                                                 110,250
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Electronics -- 6.3%
  *American Power Conversion Corp. .........................          350    $     9,231
  *Electronics For Imaging, Inc. ...........................          540         31,387
  General Electric Co. .....................................        9,810      1,518,097
  *Gentex Corp. ............................................          400         11,100
  *JDS Uniphase Corp. ......................................          600         96,787
  Linear Technology Corp. ..................................          600         42,937
  *Solectron Corp. .........................................          200         19,025
  Tandy Corp................................................       10,700        526,306
  Texas Instruments, Inc. ..................................          400         38,750
  *Xilinx, Inc. ............................................        2,400        109,125
                                                                             -----------
                                                                               2,402,745
                                                                             -----------
Energy -- 0.1%
  *AES Corp. ...............................................          100          7,475
  *Calpine Corp. ...........................................          200         12,800
                                                                             -----------
                                                                                  20,275
                                                                             -----------
Environmental Services -- 0.1%
  *Forest Laboratories, Inc. ...............................          400         24,575
                                                                             -----------
Finance -- 5.5%
  American Express Co. .....................................          250         41,563
  Charles Schwab Corp. .....................................        2,000         76,750
  Citigroup, Inc. ..........................................        8,775        487,561
  *Concord EFS, Inc. .......................................        1,200         30,900
  Franklin Resources, Inc. .................................       13,350        428,034
  H & R Block, Inc. ........................................          100          4,375
  MBNA Corp. ...............................................       19,900        542,275
  Paychex, Inc. ............................................          725         29,000
  Providian Financial Corp. ................................        5,025        457,589
  *Sabre Group Holdings, Inc. ..............................          100          5,125
                                                                             -----------
                                                                               2,103,172
                                                                             -----------
Finance - Investment & Other -- 2.5%
  Federated Investors, Inc., Class B........................          250          5,016
  Freddie Mac...............................................          350         16,472
  S & P 400 Mid-Cap Depositary Receipts.....................        1,000         81,125
  Standard & Poor's Depositary Receipts.....................        5,650        829,844
                                                                             -----------
                                                                                 932,457
                                                                             -----------
Food & Food Distributors -- 0.4%
  General Mills, Inc. ......................................        1,200         42,900
  *Keebler Foods Co. .......................................          500         14,063
  Quaker Oats Co. ..........................................          400         26,250
  Sysco Corp. ..............................................        1,300         51,431
                                                                             -----------
                                                                                 134,644
                                                                             -----------
Home Furnishings/Housewares -- 0.0%
  *Mohawk Industries, Inc. .................................          200          5,275
                                                                             -----------
Hotel/Restaurants -- 0.0%
  *MGM Grand, Inc. .........................................          100          5,031
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Industrial -- 0.1%
  Danaher Corp. ............................................          500    $    24,125
                                                                             -----------
Insurance -- 1.5%
  Conseco, Inc. ............................................       32,000        572,000
                                                                             -----------
Leasing -- 0.0%
  Hertz Corp. (The), Class A................................          100          5,013
                                                                             -----------
Leisure & Amusements -- 0.1%
  Harley-Davidson, Inc. ....................................          600         38,438
  Mattel, Inc. .............................................          200          2,625
  *Pixar, Inc. .............................................          200          7,075
                                                                             -----------
                                                                                  48,138
                                                                             -----------
Machinery & Heavy Equipment -- 0.0%
  *SPX Corp. ...............................................          100          8,081
                                                                             -----------
Manufacturing -- 0.1%
  Millipore Corp. ..........................................          550         21,244
  Symbol Technologies, Inc. ................................          200         12,713
  Textron, Inc. ............................................          100          7,669
  *Waters Corp. ............................................          200         10,600
                                                                             -----------
                                                                                  52,226
                                                                             -----------
Medical & Medical Services -- 2.6%
  *Amgen Corp. .............................................       16,700      1,003,043
                                                                             -----------
Medical Instruments -- 1.9%
  Beckman Coulter, Inc .....................................          200         10,175
  Biomet, Inc. .............................................          200          8,000
  *Boston Scientific Corp. .................................       27,300        597,187
  *Guidant Corp. ...........................................          900         42,300
  Stryker Corp. ............................................          550         38,294
  *Sybron International Corp. ..............................          300          7,406
                                                                             -----------
                                                                                 703,362
                                                                             -----------
Office Equipment & Supplies -- 1.7%
  Avery-Dennison Corp. .....................................          100          7,288
  Pitney Bowes, Inc. .......................................          600         28,988
  *Staples, Inc. ...........................................        3,800         78,850
  Xerox Corp. ..............................................       23,100        524,081
                                                                             -----------
                                                                                 639,207
                                                                             -----------
Oil Equipment & Services -- 0.0%
  *BJ Services Co. .........................................          100          4,181
                                                                             -----------
Oil & Gas -- 0.1%
  Apache Corp. .............................................          100          3,694
  Devon Energy Corp. .......................................          100          3,288
  Dynegy, Inc. .............................................          200          4,863
  *Noble Drilling Corp. ....................................          300          9,825
  USX-Marathon Group, Inc. .................................          200          4,938
                                                                             -----------
                                                                                  26,608
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Real Estate -- 0.0%
  *Catellus Development Corp. ..............................          400    $     5,125
  St. Joe (The) Co. ........................................          200          4,863
                                                                             -----------
                                                                                   9,988
                                                                             -----------
Restaurants -- 1.1%
  McDonald's Corp. .........................................       10,000        403,125
                                                                             -----------
Retail - Clothing and Apparel -- 1.5%
  *American Eagle Outfitters, Inc. .........................          500         22,500
  Gap, Inc. ................................................       10,950        503,700
  *Jones Apparel Group, Inc. ...............................          200          5,425
  Limited, Inc. ............................................          200          8,663
  *Linens 'N Things, Inc. ..................................          200          5,925
  Ross Stores, Inc..........................................          400          7,175
  *Too, Inc. ...............................................           28            483
                                                                             -----------
                                                                                 553,871
                                                                             -----------
Retail Merchandising -- 7.5%
  *Barnes & Noble, Inc. ....................................          200          4,125
  *Bed, Bath & Beyond, Inc. ................................       18,200        632,450
  *BJ's Wholesale Club, Inc. ...............................          200          7,300
  Circuit City Stores, Inc. ................................          200          9,013
  *Costco Wholesale Corp. ..................................          375         34,219
  Dollar General Corp. .....................................       20,750        472,063
  *Dollar Tree Stores, Inc. ................................          500         24,219
  Home Depot, Inc. .........................................        9,450        647,916
  *Kohls Corp. .............................................          600         43,313
  *Ticketmaster Online-CitySearch, Inc. ....................          400         15,375
  Wal-Mart Stores, Inc. ....................................       13,600        940,100
  *Williams-Sonoma, Inc. ...................................          200          9,200
                                                                             -----------
                                                                               2,839,293
                                                                             -----------
Semiconductors -- 4.7%
  *Altera Corp. ............................................          500         24,781
  *Applied Materials, Inc. .................................        2,060        260,976
  *Applied Micro Circuits Corp. ............................          200         25,450
  *Atmel Corp. .............................................          200          5,913
  Intel Corp. ..............................................       16,150      1,329,347
  *KLA-Tencor Corp. ........................................          100         11,138
  *LSI Logic Corp. .........................................          150         10,125
  *Microchip Technology, Inc. ..............................          100          6,844
  *Novellus Systems, Inc. ..................................          100         12,253
  *PMC-Sierra, Inc. ........................................          100         16,031
  *QLogic Corp. ............................................          250         39,969
  *Sanmina Corp. ...........................................          200         19,975
  *SDL, Inc. ...............................................          100         21,800
  *Vitesse Semiconductors Corp. ............................          100          5,244
                                                                             -----------
                                                                               1,789,846
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Concluded

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Software -- 13.4%
  Adobe Systems, Inc. ......................................          400    $    26,900
  *BEA Systems, Inc. .......................................          400         27,975
  *BMC Software, Inc. ......................................          600         47,963
  *Citrix Systems, Inc. ....................................          300         36,900
  Computer Associates International, Inc. ..................        7,700        538,519
  *Compuware Corp. .........................................       16,500        614,625
  *Electronic Arts..........................................          100          8,400
  *Inktomi Corp. ...........................................          600         53,250
  *Legato Systems, Inc. ....................................          600         41,287
  *Lycos, Inc. .............................................          500         39,781
  *Macromedia, Inc. ........................................          100          7,312
  *Microsoft Corp. .........................................       11,600      1,354,300
  *Oracle Corp. ............................................        9,600      1,075,801
  *Parametric Technology Corp. .............................       28,600        773,988
  PE Corp. .................................................          800         96,250
  *Rational Software Corp. .................................          700         34,388
  *Scient Corp. ............................................          100          8,644
  *Symantec Corp. ..........................................          150          8,794
  *Yahoo!, Inc. ............................................          700        302,881
                                                                             -----------
                                                                               5,097,958
                                                                             -----------
Transportation -- 0.0%
  Expeditors International of Washington, Inc. .............          100          4,381
                                                                             -----------
Utilities -- 0.0%
  Enron Corp. ..............................................          200          8,875
                                                                             -----------
    TOTAL COMMON STOCK (COST $29,221,996)...................                  36,472,307
                                                                             -----------
SHORT TERM INVESTMENTS -- 4.6%
  Temporary Investment Fund, Inc. -- TempCash...............    1,760,874      1,760,874
                                                                             -----------
    TOTAL SHORT TERM INVESTMENTS (COST $1,760,874)..........                   1,760,874
                                                                             -----------
    TOTAL INVESTMENTS -- 100.7% (COST $30,982,870)..........                  38,233,181
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.7)%.............                    (272,162)
                                                                             -----------
NET ASSETS -- 100.0%
  (Equivalent to $14.77 per share based on 2,569,924 shares
    of capital stock outstanding)...........................                 $37,961,019
                                                                             ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($37,961,019/2,569,924 shares outstanding)................                 $     14.77
                                                                             ===========

*Non-Income Producing.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Value Portfolio

Statement of Net Assets, December 31, 1999

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 92.8%
Aerospace & Defense -- 2.5%
  Boeing Co. ...............................................      2,400    $    99,750
  Honeywell International, Inc. ............................      2,900        167,294
  Lockheed Martin Corp. ....................................      2,900         63,437
  Raytheon Co., Class B.....................................      5,500        146,094
  United Technologies Corp. ................................      2,023        131,495
                                                                           -----------
                                                                               608,070
                                                                           -----------
Airlines -- 0.5%
  *Alaska Air Group, Inc. ..................................        900         31,612
  Delta Air Lines, Inc. ....................................      3,800        189,287
                                                                           -----------
                                                                               220,899
                                                                           -----------
Apparel -- 0.3%
  Nike, Inc. Class B........................................      1,600         79,300
                                                                           -----------
Appliances -- 0.4%
  Black & Decker Corp. .....................................      1,700         88,825
                                                                           -----------
Automobiles -- 2.5%
  Ford Motor Co. ...........................................      8,200        438,187
  General Motors Corp. .....................................      2,300        167,181
                                                                           -----------
                                                                               605,368
                                                                           -----------
Banks -- 8.1%
  Banc One Corp. ...........................................      8,230        263,875
  Bank of America Corp. ....................................      9,723        487,973
  Chase Manhattan Corp. ....................................      6,900        536,044
  Firstar Corp. ............................................      2,700         57,037
  Morgan (J.P.) & Co., Inc. ................................      2,000        253,250
  PNC Bank Corp. ...........................................      5,700        253,650
  Southtrust Corp. .........................................      2,800        105,875
                                                                           -----------
                                                                             1,957,704
                                                                           -----------
Beverages -- 0.5%
  Pepsico, Inc. ............................................      2,900        102,225
                                                                           -----------
Broadcasting & Publishing -- 4.2%
  *Fox Entertainment Group, Inc. ...........................      4,800        119,700
  Gannett, Inc. ............................................      1,400        114,187
  *Infinity Broadcasting, Inc. .............................      1,300         47,044
  Knight-Ridder, Inc. ......................................      1,400         83,300
  McGraw-Hill, Inc. ........................................      2,300        141,737
  *MediaOne Group, Inc. ....................................      2,600        199,712
  Tribune Co. ..............................................      5,200        286,324
                                                                           -----------
                                                                               992,004
                                                                           -----------
Building & Building Supplies -- 0.7%
  Lafarge Corp. ............................................      1,400         38,675
  Lowe's Cos., Inc. ........................................        800         47,800
  Masco Corp. ..............................................      3,200         81,200
                                                                           -----------
                                                                               167,675
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Value Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Business & Consumer Services -- 2.1%
  Dun & Bradstreet Corp. ...................................      3,300    $    97,350
  Electronic Data Systems...................................      4,700        314,606
  XL Capital Ltd. ..........................................      1,900         98,562
                                                                           -----------
                                                                               510,518
                                                                           -----------
Business Data Processing -- 0.2%
  Reynolds & Reynolds Co. Class A...........................      2,100         47,250
                                                                           -----------
Business Equipment -- 0.4%
  *Lexmark International Group, Inc. Class A................      1,000         90,500
                                                                           -----------
Chemicals & Allied Products -- 2.8%
  Dow Chemical Co. .........................................      3,000        400,875
  Du Pont (E.I.) de Nemours & Co. ..........................      3,751        247,097
  Union Carbide Corp. ......................................        500         33,375
                                                                           -----------
                                                                               681,347
                                                                           -----------
Communications -- 11.6%
  ALLTEL Corp. .............................................      2,500        206,719
  AT&T Corp. ...............................................     13,650        692,737
  Bell Atlantic Corp. ......................................      6,200        381,688
  BellSouth Corp. ..........................................      4,700        220,019
  GTE Corp. ................................................      2,300        162,294
  Lucent Technologies, Inc. ................................      1,100         82,294
  *MCI WorldCom, Inc. ......................................     11,250        596,953
  Motorola, Inc. ...........................................      1,000        147,250
  SBC Communications, Inc. .................................      5,566        271,343
  Telephone and Data Systems, Inc. .........................        500         63,000
                                                                           -----------
                                                                             2,824,297
                                                                           -----------
Computers -- 2.3%
  International Business Machines Corp. ....................      2,800        302,400
  *Unisys Corp. ............................................      8,000        255,500
                                                                           -----------
                                                                               557,900
                                                                           -----------
Consumer Products -- 0.5%
  Fortune Brands, Inc. .....................................      3,400        112,412
                                                                           -----------
Drugs & Health Care -- 3.1%
  Abbott Laboratories.......................................      1,200         43,575
  Allergan, Inc. ...........................................        600         29,850
  Bausch & Lomb, Inc. ......................................      1,800        123,187
  Baxter International, Inc. ...............................      3,100        194,719
  Bristol-Myers Squibb Co. .................................      2,800        179,725
  Schering Plough Corp. ....................................      2,500        105,469
  United Healthcare Corp. ..................................      1,300         69,063
                                                                           -----------
                                                                               745,588
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Value Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Energy -- 2.3%
  Chevron Corp. ............................................      1,900    $   164,587
  Consolidated Edison, Inc. ................................      1,500         51,750
  FPL Group, Inc. ..........................................      1,600         68,500
  Royal Dutch Petroleum Co. ................................      3,000        181,313
  Southern Co. .............................................      4,400        103,400
                                                                           -----------
                                                                               569,550
                                                                           -----------
Finance -- 8.5%
  Citigroup, Inc. ..........................................     12,800        711,200
  Comerica, Inc. ...........................................      2,800        130,725
  Financial Security Assurance Holdings Ltd. ...............        900         46,912
  First Data Corp. .........................................      1,800         88,762
  Fleet Boston Financial Corp. .............................      9,300        323,756
  GreenPoint Financial Corp. ...............................      2,000         47,625
  Hartford Financial Services, Inc. ........................      5,000        236,875
  Household International, Inc. ............................      1,500         55,875
  H & R Block, Inc. ........................................      1,900         83,125
  MBNA Corp. ...............................................      3,900        106,275
  Providian Financial Corp. ................................        800         72,850
  SLM Holding Corp. ........................................      1,700         71,825
  Washington Mutual, Inc. ..................................      3,850        100,100
                                                                           -----------
                                                                             2,075,905
                                                                           -----------
Finance - Investment & Other -- 4.2%
  Edwards (A.G.), Inc. .....................................      2,900         92,981
  Fannie Mae................................................      5,600        349,650
  Morgan Stanley Dean Witter & Co. .........................      4,100        585,275
                                                                           -----------
                                                                             1,027,906
                                                                           -----------
Food & Food Distributors -- 2.4%
  General Mills, Inc. ......................................      1,500         53,625
  Heinz (H.J.) Co. .........................................      1,800         71,663
  IBP, Inc. ................................................        900         16,200
  Nabisco Holdings Corp., Class A...........................      2,300         72,738
  Quaker Oats Co. ..........................................        800         52,500
  Ralston Purina Group......................................      4,300        119,863
  *Safeway, Inc. ...........................................      4,400        156,475
  Sara Lee Corp. ...........................................      1,800         39,712
                                                                           -----------
                                                                               582,776
                                                                           -----------
Healthcare Services -- 1.5%
  Columbia/HCA Healthcare Corp. ............................     12,800        375,200
                                                                           -----------
Hotel/Restaurants -- 0.3%
  Host Marriott Corp. ......................................      8,187         67,543
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Value Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Insurance -- 5.5%
  Allstate Corp. ...........................................      7,700    $   184,800
  Ambac Financial Group, Inc. ..............................      1,400         73,062
  American General Corp. ...................................      2,900        220,038
  American International Group, Inc. .......................      2,400        259,500
  Cigna Corp. ..............................................      1,400        112,787
  ConAgra, Inc. ............................................      2,000         45,125
  Conseco, Inc. ............................................     12,400        221,650
  Marsh & McLennan Cos., Inc. ..............................        600         57,412
  Old Republic International Corp. .........................      2,300         31,337
  Partner Re Ltd. ..........................................      2,400         77,850
  St. Paul Companies, Inc. .................................      1,500         50,531
                                                                           -----------
                                                                             1,334,092
                                                                           -----------
Leisure & Amusements -- 0.4%
  Mattel, Inc. .............................................      7,400         97,125
                                                                           -----------
Machinery & Heavy Equipment -- 1.7%
  Caterpillar, Inc. ........................................      2,200        103,538
  Deere & Co. ..............................................      5,800        251,575
  Dover Corp. ..............................................      1,500         68,062
                                                                           -----------
                                                                               423,175
                                                                           -----------
Manufacturing -- 2.9%
  Alcoa, Inc. ..............................................      2,400        199,200
  Cummins Engine Co., Inc. .................................      1,100         53,144
  Eaton Corp. ..............................................        700         50,838
  PPG Industries, Inc. .....................................      2,400        150,150
  Textron, Inc. ............................................      2,300        176,381
  Tyco International Ltd. ..................................      1,100         42,762
  U.S. Industries, Inc. ....................................      2,100         29,400
                                                                           -----------
                                                                               701,875
                                                                           -----------
Manufacturing Equipment -- 1.0%
  Illinois Tool Works, Inc. ................................      1,188         80,264
  Ingersoll Rand Co. .......................................      2,900        159,681
                                                                           -----------
                                                                               239,945
                                                                           -----------
Medical Equipment & Supplies -- 0.2%
  Cooper Industries, Inc. ..................................      1,200         48,525
                                                                           -----------
Metals - Iron & Steel -- 0.2%
  AK Steel Holding Corp. ...................................      2,100         39,638
                                                                           -----------
Natural Gas -- 0.3%
  Phillips Petroleum Co. ...................................      1,600         75,200
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Value Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Oil & Gas -- 7.3%
  Amerada Hess Corp. .......................................      3,400    $   192,950
  BP Amoco Plc ADR..........................................      1,600         94,900
  Coastal Corp. ............................................      5,400        191,362
  Ensco International, Inc. ................................      1,300         29,738
  Exxon Mobil Corp. ........................................     10,828        872,331
  Texaco, Inc. .............................................      2,000        108,625
  Unocal Corp. .............................................      5,700        191,306
  USX-Marathon Group, Inc. .................................      3,700         91,344
                                                                           -----------
                                                                             1,772,556
                                                                           -----------
Oil Equipment & Services -- 0.7%
  Diamond Offshore Drilling, Inc. ..........................      1,500         45,844
  Kerr-McGee Corp. .........................................        600         37,200
  National Fuel Gas Co. ....................................        900         41,850
  Tidewater, Inc. ..........................................      1,000         36,000
                                                                           -----------
                                                                               160,894
                                                                           -----------
Paper & Forest Products -- 2.5%
  Champion International Corp. .............................      1,300         80,519
  Fort James Corp. .........................................      3,000         82,125
  International Paper Co. ..................................      6,400        361,201
  Temple Inland, Inc. ......................................      1,200         79,125
                                                                           -----------
                                                                               602,970
                                                                           -----------
Photography Equipment & Supplies -- 0.7%
  Eastman Kodak Co. ........................................      2,600        172,250
                                                                           -----------
Railroads -- 0.9%
  Union Pacific Corp., Series A.............................      5,200        226,850
                                                                           -----------
Real Estate -- 0.3%
  *Catellus Development Corp. ..............................      5,700         73,031
                                                                           -----------
Restaurants -- 0.1%
  Darden Restaurants, Inc. .................................      1,200         21,750
                                                                           -----------
Retail - Clothing and Apparel -- 0.4%
  Limited, Inc. ............................................      2,300         99,619
                                                                           -----------
Retail Merchandising -- 0.8%
  May Department Stores Co. ................................      1,300         41,925
  Sears, Roebuck & Co. .....................................      2,900         88,269
  TJX Companies, Inc. ......................................      3,000         61,313
                                                                           -----------
                                                                               191,507
                                                                           -----------
Semiconductors -- 1.8%
  Cypress Semiconductor Corp. ..............................      1,300         42,088
  Intel Corp. ..............................................      3,164        260,437
  *KLA-Tencor Corp. ........................................        600         66,825
  *Micron Technology, Inc. .................................        800         62,200
                                                                           -----------
                                                                               431,550
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Value Portfolio

Statement of Net Assets, December 31, 1999 -- Concluded

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Software -- 1.2%
  *BMC Software, Inc. ......................................      2,900    $   231,819
  *Compuware Corp. .........................................      1,400         52,150
                                                                           -----------
                                                                               283,969
                                                                           -----------
Tobacco -- 0.3%
  Philip Morris Cos., Inc. .................................      3,000         69,563
                                                                           -----------
Utilities -- 1.7%
  Baltimore Gas & Electric Co. .............................      2,900         84,100
  DTE Energy Co. ...........................................      2,400         75,300
  El Paso Energy Corp. .....................................      1,000         38,813
  Pinnacle West Capital Corp. ..............................      1,400         42,788
  Public Service Enterprise Group, Inc. ....................      2,200         76,588
  Texas Utilities Co. ......................................      2,900        103,131
                                                                           -----------
                                                                               420,720
                                                                           -----------
    TOTAL COMMON STOCK (COST $22,482,529)...................                22,577,566
                                                                           -----------
SHORT TERM INVESTMENTS -- 3.8%
  Temporary Investment Fund, Inc. -- TempCash...............    916,007        916,007
                                                                           -----------
    TOTAL SHORT TERM INVESTMENTS (COST $916,007)............                   916,007
                                                                           -----------
    TOTAL INVESTMENTS -- 96.6% (COST $23,398,536)...........                23,493,573
OTHER ASSETS IN EXCESS OF LIABILITIES -- 3.4%...............                   825,038
                                                                           -----------
NET ASSETS -- 100.0%
  (Equivalent to $9.98 per share based on 2,435,689 shares
    of capital stock outstanding)...........................               $24,318,611
                                                                           ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($24,318,611/2,435,689 shares outstanding)................               $      9.98
                                                                           ===========

*Non-Income Producing.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Growth Portfolio

Statement of Net Assets, December 31, 1999

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 99.2%
Airlines -- 1.4%
  *Atlantic Coast Airlines, Inc.............................        7,700    $   182,875
  *Mesa Airlines, Inc.......................................        4,700         22,324
  *Ryanair Holdings Plc.....................................        6,400        352,800
  SkyWest, Inc..............................................        3,200         89,600
                                                                             -----------
                                                                                 647,599
                                                                             -----------
Automotive & Equipment -- 0.5%
  Exide Corp................................................       25,100        208,644
                                                                             -----------
Banks -- 0.8%
  *First Republic Bank, Inc.................................       10,600        249,100
  Westamerica Bancorporation................................        3,800        106,162
                                                                             -----------
                                                                                 355,262
                                                                             -----------
Broadcasting & Publishing -- 3.0%
  *Ascent Entertainment Group...............................       19,400        246,137
  *Citadel Communications Corp..............................        5,100        330,862
  *Emmis Broadcasting Corp. Class A.........................        3,300        411,314
  *Scandinavian Broadcasting S.A............................        7,800        379,762
                                                                             -----------
                                                                               1,368,075
                                                                             -----------
Building & Building Supplies -- 0.4%
  *Dycom Industries, Inc....................................        4,400        193,875
                                                                             -----------
Business & Consumer Services -- 7.7%
  *CBT Group Plc ADR........................................        7,900        264,650
  *Corporate Executive Board Co.............................        2,300        128,512
  *Ebenx, Inc...............................................       13,400        606,350
  *Getty Images, Inc........................................        4,000        195,500
  *IT Group, Inc............................................       34,500        316,969
  *Liberty Digital, Inc. Class A............................       15,200      1,128,600
  *Sportsline USA, Inc......................................        3,900        195,487
  *TMP Worldwide, Inc.......................................        4,600        653,200
                                                                             -----------
                                                                               3,489,268
                                                                             -----------
Chemicals & Allied Products -- 0.7%
  Geon Co...................................................       10,200        331,500
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Communications -- 15.9%
  *Acme Communications, Inc.................................       13,800    $   458,850
  *Adaptive Broadband Corp..................................        5,400        398,587
  *Adelphia Communications Corp. Class A....................        8,600        564,375
  *Harmonic Lightwaves, Inc.................................        3,100        294,306
  *ICG Communications, Inc..................................       25,100        470,625
  *Insight Communications Co., Inc..........................        9,400        278,475
  *Leap Wireless International, Inc.........................        8,900        698,650
  *Netoptix Corp............................................        1,900        126,825
  *Ortel Corp...............................................        3,000        360,000
  *Osicom Technologies, Inc.................................       13,400        608,025
  *Pinnacle Holdings, Inc...................................        7,000        296,625
  *Voicestream Wireless Corp................................        8,000      1,138,500
  *Western Wireless Corp. Class A...........................        7,200        480,600
  *Westwood One, Inc........................................        3,300        250,800
  *Wink Communications, Inc.................................       12,700        762,794
                                                                             -----------
                                                                               7,188,037
                                                                             -----------
Computers -- 10.7%
  *Applied Micro Circuits Corp..............................        2,400        305,400
  *Bottomline Technologies, Inc.............................        3,800        136,800
  *Clarus Corp..............................................        3,500        231,000
  *Cybex Computer Products Corp.............................        4,300        174,150
  *Data Return Corp.........................................        6,300        337,050
  *Emulex Corp..............................................        2,800        315,000
  *Gadzoox Networks, Inc....................................        2,900        126,331
  *GetThere.Com, Inc........................................        4,500        181,125
  *Infospace.Com, Inc.......................................        1,000        214,000
  *Media Metrix, Inc........................................        7,100        253,825
  *NBC Internet, Inc........................................        8,300        641,175
  *NetScout Systems, Inc....................................        7,500        232,500
  *SciQuest.Com, Inc........................................        1,900        151,050
  *Siebel Systems, Inc......................................        5,400        453,600
  *SmartDisk Corp...........................................        5,300        173,575
  *VerticalNet, Inc.........................................        4,100        672,400
  *Visual Networks, Inc.....................................        3,000        237,750
                                                                             -----------
                                                                               4,836,731
                                                                             -----------
Drugs & Health Care -- 5.6%
  *Alkermes, Inc............................................        3,700        181,763
  Bindley Western Industries, Inc...........................       13,200        198,825
  *Cephalon, Inc............................................        8,700        300,694
  *COR Therapeutics, Inc....................................        7,300        196,187
  *Inhale Therapeutic Systems...............................        4,600        195,788
  *Novoste Corp.............................................        6,000         99,000
  *Pharmacyclics, Inc.......................................        3,100        127,875
  *Priority Healthcare Corp. Class B........................       16,774        485,398
  *Progenics Pharmaceuticals, Inc...........................        3,500        171,062
  *Protein Design Labs, Inc.................................        4,700        329,000
  *Vical, Inc...............................................        8,800        263,450
                                                                             -----------
                                                                               2,549,042
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Electrical Equipment -- 1.0%
  *Micrel, Inc..............................................        6,700    $   381,481
  *Quanta Services, Inc.....................................        1,700         48,025
                                                                             -----------
                                                                                 429,506
                                                                             -----------
Electronic Instruments -- 1.1%
  *ATMI, Inc................................................        7,700        254,581
  *Veeco Instruments, Inc...................................        5,300        248,106
                                                                             -----------
                                                                                 502,687
                                                                             -----------
Electronics -- 18.9%
  *Burr-Brown Corp..........................................        9,300        335,963
  *Credence Systems Corp....................................        4,400        380,600
  *Cree Research, Inc.......................................       12,700      1,084,263
  *Intertan, Inc............................................       17,400        454,575
  *LAM Research Corp........................................        6,800        758,625
  *Netsilicon, Inc..........................................       31,000        621,937
  *PLX Technology, Inc......................................       15,300        289,744
  *Photronics, Inc..........................................        5,800        166,025
  *Quicklogic Corp..........................................        9,400        155,100
  *SDL, Inc.................................................        4,500        981,000
  *Semtech Corp.............................................        8,800        458,700
  *Triquint Semiconductor, Inc..............................        8,200        912,250
  *Varian Semiconductor Equipment Associates, Inc...........       36,600      1,244,400
  *Zoran Corp...............................................       12,200        680,150
                                                                             -----------
                                                                               8,523,332
                                                                             -----------
Finance -- 0.9%
  *Golden State Bancorp, Inc................................        7,600        131,100
  Jefferies Group, Inc......................................        3,400         74,800
  *Nextcard, Inc............................................        7,300        210,787
                                                                             -----------
                                                                                 416,687
                                                                             -----------
Finance - Investment & Other -- 0.2%
  *NCO Group, Inc...........................................        3,000         90,375
                                                                             -----------
Hotel/Restaurants -- 1.0%
  *Mandalay Resort Group....................................       21,500        432,688
                                                                             -----------
Leisure & Amusements -- 1.8%
  *Bally Total Fitness Holding Corp.........................       14,200        378,963
  *Cinar Films, Inc.........................................       12,500        306,250
  *Tweeter Home Entertainment Group, Inc....................        3,400        120,700
                                                                             -----------
                                                                                 805,913
                                                                             -----------
Manufacturing -- 1.1%
  Kennametal, Inc...........................................       15,200        511,100
                                                                             -----------
Metals - Iron & Steel -- 0.1%
  *Mueller Industries, Inc..................................        1,300         47,125
                                                                             -----------
Oil & Gas -- 0.6%
  *Cal Dive International, Inc..............................        2,300         76,188
  *Core Laboratories N.V....................................        8,700        174,544
                                                                             -----------
                                                                                 250,732
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Oil Equipment & Services -- 5.6%
  *BJ Services Co...........................................       14,100    $   589,556
  *Marine Drilling..........................................       30,800        691,075
  *Oceaneering International, Inc...........................        9,900        147,881
  *Rowan Cos., Inc..........................................       28,200        611,588
  *Smith International, Inc.................................        9,500        472,031
                                                                             -----------
                                                                               2,512,131
                                                                             -----------
Real Estate -- 1.0%
  *Costar Group.............................................       12,300        441,263
                                                                             -----------
Retail Merchandising -- 0.7%
  *1-800-Flowers.Com, Inc...................................       13,100        140,006
  *RoweCom, Inc.............................................        4,300        195,113
                                                                             -----------
                                                                                 335,119
                                                                             -----------
Semiconductors -- 3.3%
  *Exar Corp................................................        3,000        176,625
  *Globespan, Inc...........................................        2,200        143,275
  *Integrated Device Technology, Inc........................       25,000        725,000
  *QLogic Corp..............................................        2,800        447,650
                                                                             -----------
                                                                               1,492,550
                                                                             -----------
Software -- 13.7%
  *Bluestone Software, Inc..................................        1,800        207,000
  *Broadbase Software, Inc..................................       13,100      1,473,750
  *C-Bridge Internet Solutions..............................        1,400         68,075
  *Diamond Technology Partners, Inc.........................        1,450        124,609
  *Digex, Inc...............................................        5,100        350,625
  *Digimarc Corp............................................        3,400        170,000
  *Digital Island, Inc......................................        8,600        818,075
  *Digital River, Inc.......................................        3,500        116,594
  *HNC Software, Inc........................................        2,300        243,225
  *Interwoven, Inc..........................................        5,400        656,775
  *InterVU, Inc.............................................        2,500        262,500
  *Manugistics Group, Inc...................................        6,300        203,569
  *Mercury Interactive Corp.................................        1,700        183,494
  *Ondisplay, Inc...........................................        3,800        345,325
  *Preview Systems, Inc.....................................        2,900        188,138
  *TSI International Software Ltd...........................        5,200        294,450
  *Viador, Inc..............................................        3,000        127,125
  *WorldGate Communications, Inc............................        6,100        290,131
  *Xcelera.Com, Inc.........................................          400         55,800
                                                                             -----------
                                                                               6,179,260
                                                                             -----------
Transportation -- 1.3%
  *Atlas Air, Inc...........................................        4,200        115,238
  *Eagle USA Airfreight, Inc................................        7,000        301,875
  *Forward Air Corp.........................................        4,300        186,513
                                                                             -----------
                                                                                 603,626
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Concluded

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Waste Management -- 0.2%
  *Waste Connections, Inc...................................        6,800    $    98,175
                                                                             -----------
    TOTAL COMMON STOCK (COST $27,953,339)...................                  44,840,302
                                                                             -----------
SHORT TERM INVESTMENTS -- 6.8%
  Temporary Investment Fund, Inc. -- TempCash...............    3,075,488      3,075,488
                                                                             -----------
    TOTAL SHORT TERM INVESTMENTS (COST $3,075,488)..........                   3,075,488
                                                                             -----------
    TOTAL INVESTMENTS -- 106.0% (COST $31,028,827)..........                  47,915,790
LIABILITIES IN EXCESS OF OTHER ASSETS -- (6.0%).............                  (2,715,308)
                                                                             -----------
NET ASSETS -- 0.0%
  (Equivalent to $18.83 per share based on 2,400,329 shares
    of capital stock outstanding)...........................                 $45,200,482
                                                                             ===========
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER SHARE
  (45,200,482/2,400,329 shares outstanding..................                 $     18.83
                                                                             ===========

*Non-Income Producing.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Value Portfolio

Statement of Net Assets, December 31, 1999

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 92.7%
Aerospace & Defense -- 1.7%
  AAR Corp. ................................................      7,900    $   141,706
  *Kellstrom Industries, Inc. ..............................      3,100         28,287
  Primex Technologies, Inc. ................................      1,000         20,750
                                                                           -----------
                                                                               190,743
                                                                           -----------
Airlines -- 0.3%
  *America West Airlines, Inc. .............................      1,600         33,200
                                                                           -----------
Apparel -- 0.5%
  *Unifi, Inc. .............................................      4,700         57,869
                                                                           -----------
Automobiles -- 0.5%
  Winnebago Industries, Inc. ...............................      2,800         56,175
                                                                           -----------
Automotive Equipment -- 1.6%
  Arvin Industries, Inc. ...................................      1,000         28,375
  *Dura Automotive Systems, Inc. ...........................      1,600         27,900
  *Tower Automotive, Inc. ..................................      3,600         55,575
  *Transportation Technologies Industries...................      2,200         39,737
  *Wabash National Corp. ...................................      2,300         34,500
                                                                           -----------
                                                                               186,087
                                                                           -----------
Banks -- 5.5%
  Amcore Financial..........................................      2,900         69,600
  Andover Bancorp, Inc. ....................................        700         19,600
  Bank United Corp., Class A................................      1,300         35,425
  Chittenden Corp. .........................................      1,207         35,757
  Colonial BancGroup, Inc. .................................      4,600         47,725
  Commercial Federal Corp. .................................      6,000        106,875
  Dime Community Bancorp, Inc. .............................        550         10,175
  East West Bancorp, Inc. ..................................      2,900         33,169
  First Bell Bancorp, Inc. .................................      3,800         57,950
  Hudson United Bancorp.....................................      2,884         73,722
  *Local Financial Corp. ...................................      3,500         36,312
  Seacoast Financial Services Corp. ........................      6,400         65,200
  Sovereign Bancorp, Inc. ..................................      3,900         29,067
                                                                           -----------
                                                                               620,577
                                                                           -----------
Beverages -- 0.9%
  *Canandaigua Brands, Inc., Class A........................      1,200         61,200
  Coors Adolph Co. Class B..................................        700         36,750
                                                                           -----------
                                                                                97,950
                                                                           -----------
Building & Building Supplies -- 3.4%
  BMC West Corp. ...........................................      2,720         27,880
  Florida Rock Industries, Inc. ............................        500         17,219
  *Jacobs Engineering Group, Inc. ..........................      3,100        100,750
  Lafarge Corp. ............................................      1,900         52,487
  M.D.C. Holdings, Inc. ....................................      2,300         36,081
  *Morrison Knudsen Corp. ..................................      6,100         47,656
  Texas Industries, Inc. ...................................      1,400         59,587
  *Toll Brothers, Inc. .....................................      2,350         43,769
                                                                           -----------
                                                                               385,429
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Value Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Business & Consumer Services -- 4.7%
  *Interep National Radio Sales, Inc. ......................      3,800    $    50,825
  *Interim Services, Inc. ..................................      6,200        153,450
  *Personnel Group of America, Inc. ........................      5,800         58,725
  *Seitel, Inc. ............................................      3,700         24,975
  *Sterling Software, Inc. .................................      6,400        201,600
  *Zomax Optical Media, Inc. ...............................        900         40,725
                                                                           -----------
                                                                               530,300
                                                                           -----------
Chemicals & Allied Products -- 0.8%
  *Ferro Corp. .............................................      3,800         83,600
  *International Speciality.................................      1,100         10,106
                                                                           -----------
                                                                                93,706
                                                                           -----------
Communications -- 0.8%
  *CommScope, Inc. .........................................      1,400         56,437
  Teltrend, Inc. ...........................................      1,000         30,250
                                                                           -----------
                                                                                86,687
                                                                           -----------
Computers -- 2.0%
  *In Focus Systems, Inc. ..................................      2,600         60,287
  *InterVoice-Brite, Inc. ..................................      4,300        101,722
  *Metamor Worldwide, Inc. .................................      1,200         34,950
  *Pomeroy Computer Resources, Inc. ........................      2,200         29,150
                                                                           -----------
                                                                               226,109
                                                                           -----------
Consumer Staples -- 0.5%
  Church and Dwight, Inc. ..................................      2,100         56,044
                                                                           -----------
Containers -- 0.3%
  Ivex Packaging Corp. .....................................      2,540         25,400
  *US Can Corp. ............................................        350          6,956
                                                                           -----------
                                                                                32,356
                                                                           -----------
Drugs & Health Care -- 0.9%
  Bindley Western Industries, Inc. .........................      4,533         68,278
  *Medicis Pharmaceutical Corp. Class A.....................        800         34,050
                                                                           -----------
                                                                               102,328
                                                                           -----------
Electrical Equipment -- 1.0%
  *UCAR International, Inc. ................................      6,640        118,275
                                                                           -----------
Electronics -- 7.3%
  Applied Power, Inc. Class A...............................      1,300         47,775
  *Ardent Software, Inc. ...................................      3,400        132,600
  *Arrow Electronics, Inc. .................................      4,700        119,262
  *Benchmark Electronics, Inc. .............................      2,100         48,169
  Burr-Brown Corp. .........................................      1,740         62,857
  *Cable Design Technologies, Inc. .........................      2,200         50,600
  Harman International Industries, Inc. ....................      2,400        134,700
  *International Rectifier Corp. ...........................      5,500        143,000
  *Stoneridge, Inc. ........................................      1,200         18,525
  *Telcom Semiconductor, Inc. ..............................      3,300         69,300
                                                                           -----------
                                                                               826,788
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Value Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Energy -- 1.0%
  *NSTAR....................................................      1,450    $    58,725
  RGS Energy Corp. .........................................      2,400         49,350
                                                                           -----------
                                                                               108,075
                                                                           -----------
Engineering -- 0.3%
  *URS Corp. ...............................................      1,600         34,700
                                                                           -----------
Finance -- 3.0%
  Astoria Financial Corp. ..................................      2,200         66,962
  Dain Rauscher Corp. ......................................      1,100         51,150
  Downey Financial Corp. ...................................      3,100         62,581
  Golden State Bancorp, Inc. ...............................      4,500         77,625
  Heller Financial, Inc. ...................................      3,300         66,206
  MAF Bancorp, Inc. ........................................        800         16,750
                                                                           -----------
                                                                               341,274
                                                                           -----------
Finance - Investment & Other -- 0.2%
  Advest Group, Inc. .......................................      1,100         20,212
                                                                           -----------
Foods -- 2.3%
  *International Home Foods, Inc. ..........................      6,900        119,887
  *Suiza Foods Corp. .......................................      3,600        142,650
                                                                           -----------
                                                                               262,537
                                                                           -----------
Food & Food Distributors -- 1.2%
  *Ben & Jerry's Homemade, Inc. Class A.....................      1,100         27,362
  Earthgrains Co. ..........................................      3,900         62,887
  *Smithfield Foods, Inc. ..................................      1,800         43,200
                                                                           -----------
                                                                               133,449
                                                                           -----------
Healthcare Services -- 1.4%
  *Trigon Healthcare, Inc. .................................      5,270        155,465
                                                                           -----------
Home Furnishings -- 0.4%
  *LADD Furniture, Inc. ....................................      2,100         41,475
                                                                           -----------
Home Furnishings/Housewares -- 1.8%
  Bush Industries, Inc. Class A.............................      3,600         61,875
  *Furniture Brands International, Inc. ....................      4,430         97,460
  *Mohawk Industries, Inc. .................................      2,000         52,750
                                                                           -----------
                                                                               212,085
                                                                           -----------
Hotel/Restaurants -- 0.7%
  Mandalay Resort Group.....................................      3,800         76,475
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Value Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Insurance -- 3.3%
  Chicago Title Corp. ......................................      1,100    $    50,875
  *Delphi Financial Group, Inc. Class A.....................      1,364         40,920
  Enhance Financial Services Group, Inc. ...................      1,500         24,375
  FBL Financial Group, Inc. ................................      1,900         38,000
  MONY Group Inc. ..........................................      1,000         29,187
  PMI Group, Inc. ..........................................      1,300         63,456
  Radian Group, Inc. .......................................      1,000         47,750
  Reinsurance Group, Inc. ..................................      2,900         80,475
                                                                           -----------
                                                                               375,038
                                                                           -----------
Leasing -- 2.3%
  Avis Rent A Car, Inc. ....................................      5,000        127,813
  *Dollar Thrifty Automotive Group, Inc. ...................      2,200         52,663
  *Rent Way, Inc. ..........................................      3,100         57,931
  Rollins Truck Leasing.....................................      2,850         34,022
                                                                           -----------
                                                                               272,429
                                                                           -----------
Machinery & Heavy Equipment -- 1.2%
  Manitowoc Co., Inc. ......................................      1,400         47,600
  Oshkosh Truck Corp. ......................................      1,300         38,106
  *Terex Corp. .............................................      1,900         52,725
                                                                           -----------
                                                                               138,431
                                                                           -----------
Machinery & Instrumentation -- 0.6%
  Regal-Beloit Corp. .......................................      3,200         66,000
                                                                           -----------
Manufacturing -- 6.6%
  Belden, Inc. .............................................      6,700        140,700
  *Clarcor, Inc. ...........................................      2,300         41,400
  *Griffon Corp. ...........................................     12,600         98,437
  Hon Industries, Inc. .....................................      5,300        116,269
  Monaco Coach Corp. .......................................      3,225         82,439
  *Moog, Inc. Class A.......................................        700         18,900
  *Northwest Pipe Co. ......................................      4,000         56,000
  Quanex Corp. .............................................      4,050        103,275
  Smith (A.O.) Corp. .......................................      1,200         26,250
  Standex International Corp. ..............................      2,600         54,437
  Velcro Industries N.V. ...................................      1,010         12,183
                                                                           -----------
                                                                               750,290
                                                                           -----------
Manufacturing Equipment -- 0.3%
  *Lawson Products, Inc. ...................................      1,400         32,375
                                                                           -----------
Medical Equipment & Supplies -- 1.3%
  *Haemonetics Corp. .......................................      4,400        104,775
  Varian Medical Systems, Inc. .............................      1,700         50,681
                                                                           -----------
                                                                               155,456
                                                                           -----------
Medical Instruments -- 0.7%
  Dentsply International, Inc. .............................      3,300         77,963
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Value Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Medical & Medical Services -- 1.9%
  *Bard (C.R.), Inc. .......................................        800    $    42,400
  *CONMED Corp. ............................................      1,600         41,400
  *Dura Pharmaceuticals, Inc. ..............................      5,000         69,688
  *Medco Research, Inc. ....................................      1,000         30,063
  *Polymedica Corp. ........................................      1,600         37,000
                                                                           -----------
                                                                               220,551
                                                                           -----------
Metals - Iron & Steel -- 0.6%
  AK Steel Holding Corp. ...................................      1,000         18,875
  *Ryerson Tull, Inc. ......................................      2,400         46,650
                                                                           -----------
                                                                                65,525
                                                                           -----------
Office Equipment & Supplies -- 0.5%
  *United Stationers, Inc. .................................      1,850         52,841
                                                                           -----------
Oil -- 2.1%
  Noble Affiliates, Inc. ...................................      3,400         72,888
  *Ocean Energy, Inc. ......................................      5,100         39,525
  *Santa Fe Snyder Corp. ...................................     15,700        125,600
                                                                           -----------
                                                                               238,013
                                                                           -----------
Oil & Gas -- 1.3%
  *Louis Dreyfus Natural Gas Co. ...........................      3,000         54,375
  Pennzoil-Quaker State Co. ................................      2,600         26,488
  *Tesoro Petroleum Corp. ..................................      5,400         62,438
                                                                           -----------
                                                                               143,301
                                                                           -----------
Oil Equipment & Services -- 0.4%
  SEACOR SMIT, Inc. ........................................        600         31,050
                                                                           -----------
Paper & Forest Products -- 0.9%
  Boise Cascade Corp. ......................................      2,500        101,250
                                                                           -----------
Printing & Publishing -- 1.6%
  *Banta Corp. .............................................      3,600         81,225
  *Mail-Well, Inc. .........................................      7,000         94,500
                                                                           -----------
                                                                               175,725
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Value Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Real Estate -- 6.1%
  Amli Residential..........................................      1,700    $    34,319
  Annaly Mortgage Management, Inc. .........................      1,800         15,750
  Bradley Real Estate, Inc. ................................      1,200         20,925
  Brandywine Realty Trust...................................      4,260         69,758
  Chelsea GCA Realty, Inc. .................................      1,370         40,758
  Eastgroup Properties......................................      3,200         59,200
  Essex Property Trust, Inc. ...............................      1,600         54,400
  Federal Realty Investment Trust...........................      1,400         26,338
  First Industrial Realty Trust, Inc. ......................      1,100         30,181
  Great Lakes REIT, Inc. ...................................      2,800         40,250
  Liberty Property Trust....................................      3,000         72,750
  Mack-Cali Realty Corp. ...................................      1,500         39,094
  Mills Corp. ..............................................      1,500         26,813
  Parkway Properties, Inc. .................................      1,500         43,219
  Prentiss Properties Trust.................................      4,600         96,600
  Storage USA, Inc. ........................................      1,000         30,250
                                                                           -----------
                                                                               700,605
                                                                           -----------
Restaurants -- 0.7%
  O'Charleys, Inc. .........................................      1,280         16,800
  *RARE Hospitality International, Inc. ....................      2,700         58,430
                                                                           -----------
                                                                                75,230
                                                                           -----------
Retail - Clothing and Apparel -- 0.7%
  Cato Corp. Class A........................................      6,700         84,588
                                                                           -----------
Retail Merchandising -- 4.5%
  Haverty Furniture Companies, Inc. ........................      2,700         34,088
  Regis Corp. ..............................................      4,200         79,275
  *Rex Stores Corp. ........................................      2,500         87,500
  *ShopKo Stores, Inc. .....................................      4,100         94,300
  *Zale Corp. ..............................................      4,300        208,013
                                                                           -----------
                                                                               503,176
                                                                           -----------
Semiconductors -- 2.4%
  Dallas Semiconductor Corp. ...............................      1,300         83,769
  *Exar Corp. ..............................................      1,100         64,763
  *Integrated Device Technology, Inc. ......................      3,400         98,600
  Pioneer-Standard Electronics, Inc. .......................      1,800         25,988
                                                                           -----------
                                                                               273,120
                                                                           -----------
Software -- 3.2%
  *Best Software, Inc. .....................................      3,400        100,300
  *Midway Games, Inc. ......................................      2,800         67,025
  *Progress Software Corp. .................................      1,400         79,450
  *Symantec Corp. ..........................................      1,900        111,387
                                                                           -----------
                                                                               358,162
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Value Portfolio

Statement of Net Assets, December 31, 1999 -- Concluded

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Transportation -- 2.5%
  *American Freightways Corp. ..............................        400    $     6,475
  *Arkansas Best Corp. .....................................      3,900         46,800
  Arnold Industries, Inc. ..................................      8,300        116,719
  Roadway Express, Inc. ....................................      1,800         38,925
  Stolt-Nielsen.............................................      2,600         37,050
  USFreightways Corp. ......................................      1,000         47,875
                                                                           -----------
                                                                               293,844
                                                                           -----------
Utilities -- 1.4%
  CH Energy Group, Inc. ....................................      1,200         39,600
  Cleco Corp. ..............................................      2,300         73,744
  United Illuminating Co. ..................................        800         41,100
                                                                           -----------
                                                                               154,444
                                                                           -----------
Waste Management -- 0.6%
  Safety-Kleen Corp.........................................      4,675         52,886
                                                                           -----------
    TOTAL COMMON STOCK (COST $10,276,986)...................                10,478,663
                                                                           -----------
SHORT TERM INVESTMENTS -- 8.1%
  Temporary Investment Fund, Inc. -- TempCash...............    920,392        920,392
                                                                           -----------
    TOTAL SHORT TERM INVESTMENTS (COST $920,392)............                   920,392
                                                                           -----------
    TOTAL INVESTMENTS -- 100.8% (COST $11,197,378)..........                11,399,055
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.8)%.............                   (98,749)
                                                                           -----------
NET ASSETS -- 100.0%
  (Equivalent to $7.57 per share based on 1,492,104 shares
    of capital stock outstanding)...........................               $11,300,306
                                                                           ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($11,300,306/1,492,104 shares outstanding)................               $      7.57
                                                                           ===========

*Non-Income Producing.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Statement of Operations for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                                                MONEY
                                                                 GROWTH         MARKET         BOND
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................  $  5,051,008    $       --    $        --
  Interest..................................................       716,096     5,447,990      2,432,364
    Less: foreign taxes withheld............................       (13,960)           --             --
                                                              ------------    ----------    -----------
    Total Investment Income.................................     5,753,144     5,447,990      2,432,364
                                                              ------------    ----------    -----------
EXPENSES:
  Investment advisory fee...................................     1,003,377       261,012        126,876
  Administration fee........................................       236,297        79,064         27,385
  Directors' fee............................................        25,266         7,953          2,803
  Transfer agent fee........................................         8,560         4,022          2,463
  Custodian fee.............................................        34,295        13,018          6,203
  Legal fees................................................        66,322        20,534          7,533
  Audit fees................................................        38,475        11,253          3,913
  Printing..................................................        83,213        21,599          7,514
  Insurance.................................................         9,660         2,718          1,054
  Miscellaneous.............................................         5,267         1,557          1,214
                                                              ------------    ----------    -----------
                                                                 1,510,732       422,730        186,958
  Less: expenses waived by Administrator and/or reimbursed
    by affiliated insurance company.........................            --            --             --
                                                              ------------    ----------    -----------
    Total expenses..........................................     1,510,732       422,730        186,958
                                                              ------------    ----------    -----------
    Net investment income (loss)............................     4,242,412     5,025,260      2,245,406
                                                              ------------    ----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) from:
    Investments.............................................    18,946,927            (8)      (916,673)
    Foreign Currency related transactions...................            --            --             --
                                                              ------------    ----------    -----------
                                                                18,946,927            (8)      (916,673)
                                                              ------------    ----------    -----------
  Net change in unrealized appreciation (depreciation) from:
    Investments.............................................   (13,385,176)           --     (2,503,249)
    Foreign currency related transactions...................            --            --             --
                                                              ------------    ----------    -----------
                                                               (13,385,176)           --     (2,503,249)
                                                              ------------    ----------    -----------
    Net gain (loss) on investments and foreign currency
      transactions..........................................     5,561,751            (8)    (3,419,922)
                                                              ------------    ----------    -----------
    Net increase (decrease) in net assets resulting from
      operations............................................  $  9,804,163    $5,025,252    $(1,174,516)
                                                              ============    ==========    ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Statement of Operations for the Year Ended December 31, 1999 -- (Concluded)

--------------------------------------------------------------------------------

                   AGGRESSIVE                    SENTINEL     ALL PRO      ALL PRO      ALL PRO       ALL PRO
       MANAGED       GROWTH     INTERNATIONAL     GROWTH     LARGE CAP    LARGE CAP    SMALL CAP     SMALL CAP
      PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO      GROWTH       VALUE       GROWTH         VALUE
---------------------------------------------------------------------------------------------------------------
     $   703,795   $  421,805    $ 1,830,290    $   81,385   $  154,426   $ 366,112   $    16,839   $   117,780
       2,075,832      218,321         69,258        34,289       44,223      46,676        93,332        34,157
          (1,708)          --       (128,268)           --           --        (340)           --            --
     -----------   ----------    -----------    ----------   ----------   ---------   -----------   -----------
       2,777,919      640,126      1,771,280       115,674      198,649     412,448       110,171       151,937
     -----------   ----------    -----------    ----------   ----------   ---------   -----------   -----------
         296,660      225,914        568,324        74,269      174,315     145,234       180,903        85,907
          54,798       41,725         74,538        11,300       19,074      15,686        15,662         7,219
           5,767        3,595          5,989         1,092        1,539       1,274         1,281           592
           3,274        2,886          3,368         1,993        2,246       2,126         2,155         1,870
          10,034        9,434         46,974         4,871        9,881      13,387        12,809        13,692
          15,086       11,704         15,818         3,136        4,202       3,353         3,699         1,577
           8,608        5,146          9,275         1,607        2,577       2,199         1,953         1,002
          15,050       11,449         15,673         5,364        5,103       4,274         4,095         1,968
           2,065        1,792          2,253           378          688         697           311           301
           1,437          976          2,120           825        1,226       1,210         1,210         1,169
     -----------   ----------    -----------    ----------   ----------   ---------   -----------   -----------
         412,779      314,621        744,332       104,835      220,851     189,440       224,078       115,297
              --           --             --            --           --          --            --          (564)
     -----------   ----------    -----------    ----------   ----------   ---------   -----------   -----------
         412,779      314,621        744,332       104,835      220,851     189,440       224,078       114,733
     -----------   ----------    -----------    ----------   ----------   ---------   -----------   -----------
       2,365,140      325,505      1,026,948        10,839      (22,202)    223,008      (113,907)       37,204
     -----------   ----------    -----------    ----------   ----------   ---------   -----------   -----------
       3,592,195    5,142,814     10,153,870     1,716,433    1,617,492     349,009     2,250,696    (1,022,439)
              --           --        (25,013)           --           --          --            --            --
     -----------   ----------    -----------    ----------   ----------   ---------   -----------   -----------
       3,592,195    5,142,814     10,128,857     1,716,433    1,617,492     349,009     2,250,696    (1,022,439)
     -----------   ----------    -----------    ----------   ----------   ---------   -----------   -----------
      (5,655,271)   3,132,350      8,880,224     3,864,968    4,532,937    (614,959)   15,609,185       316,627
              --           --        (10,680)           --           --          --            --            --
     -----------   ----------    -----------    ----------   ----------   ---------   -----------   -----------
      (5,655,271)   3,132,350      8,869,544     3,864,968    4,532,937    (614,959)   15,609,185       316,627
     -----------   ----------    -----------    ----------   ----------   ---------   -----------   -----------
      (2,063,076)   8,275,164     18,998,401     5,581,401    6,150,429    (265,950)   17,859,881      (705,812)
     -----------   ----------    -----------    ----------   ----------   ---------   -----------   -----------
     $   302,064   $8,600,669    $20,025,349    $5,592,240   $6,128,227   $ (42,942)  $17,745,974   $  (668,608)
     ===========   ==========    ===========    ==========   ==========   =========   ===========   ===========

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                    FOR THE YEAR ENDED DECEMBER 31, 1999
                                                              MONEY                                   AGGRESSIVE
                                               GROWTH         MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                             PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations:
   Net investment income (loss)...........  $  4,242,412   $  5,025,260   $ 2,245,406   $ 2,365,140   $   325,505    $ 1,026,948
   Net realized gain (loss) on investments
    and foreign currency related
    transactions..........................    18,946,927             (8)     (916,673)    3,592,195     5,142,814     10,128,857
   Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency translations.........   (13,385,176)            --    (2,503,249)   (5,655,271)    3,132,350      8,869,544
                                            ------------   ------------   -----------   -----------   -----------    -----------
   Net increase (decrease) in net assets
    resulting from operations.............     9,804,163      5,025,252    (1,174,516)      302,064     8,600,669     20,025,349
 Distributions:
   From net investment income.............    (1,058,688)    (5,025,260)     (506,981)     (499,598)     (293,724)      (813,330)
   From net realized gains................    (6,184,504)            --      (398,338)   (3,406,936)   (7,283,996)    (4,172,939)
 Capital share transactions:
   Net contributions from affiliated life
    insurance companies...................   (15,597,856)    25,434,525     3,416,178     9,784,991     4,994,083      2,393,275
                                            ------------   ------------   -----------   -----------   -----------    -----------
    Total increase in net assets..........   (13,036,885)    25,434,517     1,336,343     6,180,521     6,017,032     17,432,355
NET ASSETS
 Beginning of period......................   315,298,521     91,452,921    36,845,922    67,805,311    56,495,315     71,363,209
                                            ------------   ------------   -----------   -----------   -----------    -----------
 End of Period............................  $302,261,636   $116,887,438   $38,182,265   $73,985,832   $62,512,347    $88,795,564
                                            ============   ============   ===========   ===========   ===========    ===========

--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED DECEMBER 31, 1998
                                                               MONEY                                  AGGRESSIVE
                                                GROWTH        MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                              PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations:
   Net investment income (loss)............  $  4,452,995   $ 4,067,363   $ 1,728,246   $ 1,980,933   $   293,724    $ 1,035,342
   Net realized gain (loss) on investments
    and foreign currency related
    transactions...........................     6,148,289            --       398,338     3,402,294     7,283,996      4,178,860
   Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency translations..........    26,998,570            --       132,450     1,925,076    (3,566,325)     1,085,410
                                             ------------   -----------   -----------   -----------   -----------    -----------
   Net increase (decrease) in net assets
    resulting from operations..............    37,599,854     4,067,363     2,259,034     7,308,303     4,011,395      6,299,612
 Distributions:
   From net investment income..............    (4,464,024)   (4,067,363)   (1,551,787)   (1,940,488)     (391,790)      (478,318)
   From net realized gains.................   (35,634,593)           --        (3,599)   (2,699,617)   (3,740,193)    (4,341,196)
 Capital share transactions:
   Net contributions from affiliated life
    insurance companies....................    50,407,953    27,114,010    12,791,904     9,069,604     8,041,798      7,369,655
                                             ------------   -----------   -----------   -----------   -----------    -----------
    Total increase in net assets...........    47,909,190    27,114,010    13,495,552    11,737,802     7,921,210      8,849,753
NET ASSETS
 Beginning of period.......................   267,389,331    64,338,911    23,350,370    56,067,509    48,574,105     62,513,456
                                             ------------   -----------   -----------   -----------   -----------    -----------
 End of Period.............................  $315,298,521   $91,452,921   $36,845,922   $67,805,311   $56,495,315    $71,363,209
                                             ============   ===========   ===========   ===========   ===========    ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Statements of Changes in Net Assets -- (Concluded)

--------------------------------------------------------------------------------

                                                                             FOR THE YEAR ENDED DECEMBER 31, 1999
                                                               SENTINEL       ALL PRO       ALL PRO       ALL PRO       ALL PRO
                                                                GROWTH       LARGE CAP     LARGE CAP     SMALL CAP     SMALL CAP
                                                               PORTFOLIO      GROWTH         VALUE        GROWTH         VALUE
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations:
   Net investment income (loss).............................  $    10,839   $   (22,202)  $   223,008   $  (113,907)  $    37,204
   Net realized gain (loss) on investments and foreign
    currency related transactions...........................    1,716,433     1,617,492       349,009     2,250,696    (1,022,439)
   Net change in unrealized appreciation (depreciation) on
    investments and foreign currency translations...........    3,864,968     4,532,937      (614,959)   15,609,185       316,627
                                                              -----------   -----------   -----------   -----------   -----------
   Net increase (decrease) in net assets resulting from
    operations..............................................    5,592,240     6,128,227       (42,942)   17,745,974      (668,608)
 Distributions:
   From net investment income...............................      (23,574)       (3,102)     (105,080)           --       (17,055)
   From net realized gains..................................     (537,394)           --            --            --            --
 Capital share transactions:
   Net contributions from affiliated life insurance
    companies...............................................    4,099,126    17,529,239     8,850,732    17,769,243     3,912,710
                                                              -----------   -----------   -----------   -----------   -----------
    Total increase in net assets............................    9,130,398    23,654,364     8,702,710    35,515,217     3,227,047
NET ASSETS
 Beginning of period........................................   12,166,979    14,306,655    15,615,901     9,685,265     8,073,259
                                                              -----------   -----------   -----------   -----------   -----------
 End of Period..............................................  $21,297,377   $37,961,019   $24,318,611   $45,200,482   $11,300,306
                                                              ===========   ===========   ===========   ===========   ===========

--------------------------------------------------------------------------------

                                                                       FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 1998
                                                               SENTINEL       ALL PRO       ALL PRO      ALL PRO      ALL PRO
                                                                GROWTH       LARGE CAP     LARGE CAP    SMALL CAP    SMALL CAP
                                                               PORTFOLIO      GROWTH*       VALUE*       GROWTH*       VALUE*
-------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations:
   Net investment income (loss).............................  $    23,575   $     3,102   $   105,080   $   (5,142)  $   17,080
   Net realized gain (loss) on investments and foreign
    currency related transactions...........................      537,394      (331,257)     (614,547)    (783,976)    (649,795)
   Net change in unrealized appreciation (depreciation) on
    investments and foreign currency translations...........    1,001,393     2,717,374       709,996    1,277,778     (114,950)
                                                              -----------   -----------   -----------   ----------   ----------
   Net increase (decrease) in net assets resulting from
    operations..............................................    1,562,362     2,389,219       200,529      488,660     (747,665)
 Distributions:
   From net investment income...............................      (25,069)           --            --           --           --
   From net realized gains..................................   (1,668,898)           --            --           --           --
 Capital share transactions:
   Net contributions from affiliated life insurance
    companies...............................................    3,936,595    11,917,436    15,415,372    9,196,605    8,820,924
                                                              -----------   -----------   -----------   ----------   ----------
    Total increase in net assets............................    3,804,990    14,306,655    15,615,901    9,685,265    8,073,259
NET ASSETS
 Beginning of period........................................    8,361,989            --            --           --           --
                                                              -----------   -----------   -----------   ----------   ----------
 End of Period..............................................  $12,166,979   $14,306,655   $15,615,901   $9,685,265   $8,073,259
                                                              ===========   ===========   ===========   ==========   ==========

*Commencement of operations was May 4, 1998

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, December 31, 1999

--------------------------------------------------------------------------------

1. ORGANIZATION

The Market Street Fund, Inc. (Fund) is registered as an open-end diversified management company under the Investment Company Act of 1940, as amended. As a "series" type of mutual fund, the Fund issues separate classes (or series) of stock currently consisting of the Growth Portfolio, Money Market Portfolio, Bond Portfolio, Managed Portfolio, Aggressive Growth Portfolio, International Portfolio, Sentinel Growth Portfolio, All Pro Large Cap Growth Portfolio, All Pro Large Cap Value Portfolio, All Pro Small Cap Growth Portfolio, and All Pro Small Cap Value Portfolio. The Fund serves as an investment medium for modified premium and flexible premium adjustable variable life insurance policies and individual flexible premium deferred variable annuity contracts (Policies) issued by Provident Mutual Life Insurance Company (PMLIC) and for flexible premium deferred variable annuity contracts issued by Providentmutual Life and Annuity Company of America (PLACA) and policies issued by National Life Insurance Company of Vermont (NLICV). The Fund also serves as the investment medium for single premium and scheduled premium variable life insurance policies which are no longer being issued.

2. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  Valuation of Investments

Bonds are carried at market value based on the last bid price on a national securities exchange or on quoted prices from a third-party pricing service. Investments in common and preferred stocks primarily traded on recognized U.S. or foreign securities exchanges are valued at the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. New York time on the last business day of the period, or, if there was no sale, at the last bid price on that day. Short-term investments with maturities of less than 90 days and Money Market Portfolio investments are valued at amortized cost which approximates market value.

  Investments

Security transactions are accounted for on the trade date. The cost of investment securities sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

  Dollar Rolls

The Bond and Managed Portfolios may enter into dollar rolls in which the Portfolio sells securities for delivery and simultaneously contracts to repurchase the same security at a fixed price on a specified future date. During the roll period the Portfolio forgoes accrued interest paid on the securities. The Portfolio will be compensated by the interest earned on the cash proceeds of the initial sale (which are invested in short-term investments) and by the lower repurchase price at the future date (the "drop"). The drop, which is recorded as deferred income, is amortized over the period between the trade date and the settlement date. All realized gains are recorded at the beginning of each roll. A portfolio engages in dollar rolls for the purpose of enhancing its yield. Dollar Rolls involve a risk of loss if the value of the security to be repurchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Portfolio's other assets. The balance of dollar rolls outstanding during the period ended December 31, 1999 was $2,466,633 in the Bond Portfolio and $6,207,211 in the Managed Portfolio.

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

  Foreign Currency Translations

Foreign currency amounts are translated into U.S. Dollars on the following bases:

   (i) Market value of investment securities, assets and liabilities, at the daily rate of exchange;

   (ii) Purchases and sales of investment securities, at the rate of exchange prevailing on the respective dates of such transactions. Exchange gains or losses are recognized upon settlement;

   (iii) Income and expenses, at the rate of exchange prevailing on the respective dates of such transactions. Exchange gains or losses are recognized upon ultimate receipt or disbursement.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the lack of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund does not isolate that portion of the results of operations derived from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Dividends to Shareholders

Dividends of investment income of the Money Market Portfolio are declared daily and paid monthly. The Growth Portfolio, Bond Portfolio, Managed Portfolio, Aggressive Growth Portfolio, International Portfolio, Sentinel Growth Portfolio, All Pro Large Cap Growth Portfolio, All Pro Large Cap Value Portfolio, All Pro Small Cap Growth Portfolio, and All Pro Small Cap Value Portfolio declare and pay dividends of investment income annually. For all Portfolios, distributions of capital gains are declared and paid annually.

  Federal Income Taxes

No provision is made for Federal taxes as it is the Fund's intention to have each Portfolio continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income taxes.

3. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

Investment advisory agreements have been approved, whereby Sentinel Advisors Company (SAC), a Vermont General Partnership, is adviser for the Growth, Money Market, Bond, Managed, Aggressive Growth and Sentinel Growth Portfolios. With respect to the Growth Portfolio, SAC is compensated monthly at an effective annual rate of 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20 million and 0.30% of net assets in excess of $40 million. SAC is compensated monthly at an effective annual rate of 0.25% of the average daily net assets of the Money Market Portfolio. With respect to the Bond Portfolio, SAC is compensated monthly at the effective annual rate of 0.35% of the first $100 million of the average daily net assets of the portfolio and 0.30% of net assets in excess of $100 million. With respect to the Managed Portfolio, SAC is compensated monthly at the effective annual rate of 0.40% of the first $100 million of the average daily net assets of the portfolio and 0.35% of net assets in excess of $100 million. With respect to the Aggressive Growth Portfolio, SAC is compensated monthly at the effective annual rate of 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20 million and 0.30% of net assets in excess of $40 million. With respect to the Sentinel Growth Portfolio, SAC is compensated monthly at an effective annual rate of 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

million and 0.30% of the net assets in excess of $40 million. Provident Mutual Investment Management Co. (PIMC) is the adviser for the International, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, and All Pro Small Cap Value Portfolios. With respect to the All Pro Large Cap Growth Portfolio and the All Pro Large Cap Value Portfolio, PIMC is compensated monthly at an effective annual rate of 0.70% of the average daily net assets. With respect to the All Pro Small Cap Growth Portfolio and the All Pro Small Cap Value Portfolio, PIMC is compensated monthly at an effective annual rate of 0.90% of the average daily net assets. With respect to the International Portfolio, PIMC is compensated monthly at an effective annual rate of 0.75% of the first $500 million of the average daily net assets of the portfolio and 0.60% of assets in excess of $500 million.

PMLIC agrees to reimburse the Growth, Money Market, Bond, Managed, Aggressive Growth, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, and All Pro Small Cap Value Portfolios for operating expenses, excluding investment advisory fees, and costs of litigation and indemnification not covered by insurance, in excess of an annual rate of 0.40% of the average daily net asset values. The International Portfolio is reimbursed for such expenses in excess of an annual rate of 0.75% of the average daily net asset value. NLICV agrees to reimburse Sentinel Growth Portfolio for operating expenses, excluding investment advisory fees and costs of litigation and indemnification not covered by insurance, in excess of an annual rate of .40% of the average net asset values.

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

4. NET ASSETS

At December 31, 1999, the Portfolios' net assets consisted of:

                                                                                MONEY
                                                                 GROWTH         MARKET         BOND         MANAGED
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
Net contribution from shareholders..........................  $299,605,298   $116,887,504   $38,590,948   $59,837,780
Undistributed net investment income.........................     4,242,412             --     2,245,406     2,365,140
Undistributed net realized gain.............................    18,946,927             --            --     3,592,195
Accumulated loss on investment transactions.................            --            (66)     (916,673)           --
Net unrealized appreciation (depreciation) on investments
 and foreign currency.......................................    49,466,999             --    (1,737,416)    8,190,717
                                                              ------------   ------------   -----------   -----------
                                                              $302,261,636   $116,887,438   $38,182,265   $73,985,832
                                                              ============   ============   ===========   ===========

                                                              AGGRESSIVE                     SENTINEL
                                                                GROWTH      INTERNATIONAL     GROWTH
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
-------------------------------------------------------------------------------------------------------
Net contribution from shareholders..........................  $47,502,186    $63,852,808    $14,020,708
Undistributed net investment income.........................      325,505      1,001,935         10,839
Undistributed net realized gain.............................    5,142,814     10,082,880      1,716,433
Accumulated loss on investment transactions.................           --             --             --
Net unrealized appreciation (depreciation) on investments
 and foreign currency.......................................    9,541,842     13,857,942      5,549,397
                                                              -----------    -----------    -----------
                                                              $62,512,347    $88,795,565    $21,297,377
                                                              ===========    ===========    ===========

                                                                ALL PRO       ALL PRO       ALL PRO       ALL PRO
                                                               LARGE CAP     LARGE CAP     SMALL CAP     SMALL CAP
                                                                GROWTH         VALUE        GROWTH         VALUE
                                                               PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
Net contribution from shareholders..........................  $29,424,473   $24,266,104   $26,846,798   $12,733,634
Undistributed net investment Income (loss)..................           --       223,008            --        37,204
Undistributed net realized gain.............................    1,286,235            --     1,466,720            --
Accumulated loss on investment transactions.................           --      (265,538)           --    (1,672,209)
Net unrealized appreciation (depreciation) on investments
 and foreign currency.......................................    7,250,311        95,037    16,886,964       201,677
                                                              -----------   -----------   -----------   -----------
                                                              $37,961,019   $24,318,611   $45,200,482   $11,300,306
                                                              ===========   ===========   ===========   ===========

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

5. PURCHASES AND SALES OF INVESTMENTS (EXCLUDING SHORT-TERM SECURITIES)

Purchases and proceeds on sales of investments for the portfolios, for the period ended December 31, 1999, were as follows:

                                                              MONEY                                   AGGRESSIVE
                                               GROWTH        MARKET         BOND         MANAGED        GROWTH      INTERNATIONAL
                                             PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
PURCHASES
U.S. Gov't Obligations....................  $         --   $        --   $49,329,499   $ 84,109,351   $        --    $        --
Corporate Bonds...........................            --            --    27,501,167     14,596,760            --             --
Common and Preferred Stock................   136,505,295            --            --     21,292,779    23,373,119     30,409,286
                                            ------------   -----------   -----------   ------------   -----------    -----------
Total Purchases...........................  $136,505,295            --   $76,830,666   $119,998,890   $23,373,119    $30,409,286
                                            ============   ===========   ===========   ============   ===========    ===========
SALES
U.S. Gov't Obligations....................  $         --   $        --   $47,032,265   $ 77,359,553   $        --    $        --
Corporate Bonds...........................            --            --    22,199,250      9,646,767            --             --
Common and Preferred Stock................   147,378,141            --            --     22,301,421    23,787,060     32,582,338
                                            ------------   -----------   -----------   ------------   -----------    -----------
Total Sales...............................  $147,378,141            --   $69,231,515   $109,307,741   $23,787,060    $32,582,338
                                            ============   ===========   ===========   ============   ===========    ===========

                                                                              ALL PRO       ALL PRO       ALL PRO       ALL PRO
                                                               SENTINEL      LARGE CAP     LARGE CAP     SMALL CAP     SMALL CAP
                                                                GROWTH        GROWTH         VALUE        GROWTH         VALUE
                                                               PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
PURCHASES
U.S. Gov't Obligations......................................  $        --   $        --   $        --   $        --   $        --
Corporate Bonds.............................................           --            --            --            --            --
Common and Preferred Stock..................................   18,687,142    35,842,297    20,630,400    39,576,345    13,968,264
                                                              -----------   -----------   -----------   -----------   -----------
Total Purchases.............................................  $18,687,142   $35,842,297   $20,630,400   $39,576,345   $13,968,264
                                                              ===========   ===========   ===========   ===========   ===========
SALES
U.S. Gov't Obligations......................................  $        --   $        --   $        --   $        --   $        --
Corporate Bonds.............................................           --            --            --            --            --
Common and Preferred Stock..................................   15,678,708    19,895,483    12,731,386    21,825,763    10,237,676
                                                              -----------   -----------   -----------   -----------   -----------
Total Sales.................................................  $15,678,708   $19,895,483   $12,731,386   $21,825,763   $10,237,676
                                                              ===========   ===========   ===========   ===========   ===========

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

6. TAX BASIS OF INVESTMENTS

Investment information based on the cost of the securities for Federal income tax purposes held at December 31, 1999 is as follows:

                                                              MONEY                                   AGGRESSIVE
                                               GROWTH         MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                             PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
Aggregate gross unrealized appreciation...  $ 63,039,699   $         --   $     9,850   $10,467,676   $14,975,545    $20,859,383
Aggregate gross unrealized depreciation...   (11,401,069)            --    (1,747,266)   (2,276,960)   (5,433,702)    (7,075,533)
                                            ------------   ------------   -----------   -----------   -----------    -----------
Net unrealized appreciation
 (depreciation)...........................  $ 51,638,630   $         --   $(1,737,416)  $ 8,190,716   $ 9,541,843    $13,783,850
                                            ============   ============   ===========   ===========   ===========    ===========
Aggregate cost of securities for federal
 income tax purposes......................  $250,666,843   $117,474,552   $41,278,609   $71,378,575   $53,198,972    $72,778,574
                                            ============   ============   ===========   ===========   ===========    ===========
Capital loss carryover (available to
 offset possible future gains.) The
 carryover expires as follows Money Market
 Portfolio -- $57 in 2005, $9 in 2007;
 Bond Portfolio -- $916,674 in 2007.......  $         --   $         66   $   916,674   $        --   $        --    $        --
                                            ============   ============   ===========   ===========   ===========    ===========

                                                               ALL PRO       ALL PRO       ALL PRO       ALL PRO
                                                SENTINEL      LARGE CAP     LARGE CAP     SMALL CAP     SMALL CAP
                                                 GROWTH        GROWTH         VALUE        GROWTH         VALUE
                                                PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
------------------------------------------------------------------------------------------------------------------
Aggregate gross unrealized appreciation......  $ 5,881,600   $ 9,004,635   $ 1,934,244   $17,819,715   $   962,428
Aggregate gross unrealized depreciation......     (332,203)   (1,946,348)   (1,889,442)     (974,333)     (807,751)
                                               -----------   -----------   -----------   -----------   -----------
Net unrealized appreciation (depreciation)...  $ 5,549,397   $ 7,250,287   $    44,802   $16,845,382   $   154,677
                                               ===========   ===========   ===========   ===========   ===========
Aggregate cost of securities for federal
 income tax purposes.........................  $15,725,373   $31,174,894   $23,448,771   $31,070,408   $11,244,378
                                               ===========   ===========   ===========   ===========   ===========
Capital loss carryover (available to offset
 possible future gains.) The carryover
 expires as follows: Large Cap
 Value -- $215,505 in 2006; Small Cap Value--
 $630,374 in 2006, $994,835 in 2007..........  $        --   $        --   $   215,505   $        --   $ 1,625,209
                                               ===========   ===========   ===========   ===========   ===========

7. AUTHORIZED CAPITAL STOCK AND CAPITAL STOCK TRANSACTIONS

On December 31, 1999, there were 1.2 billion shares of $0.01 par value capital stock authorized for the Fund. The shares of capital stock are divided into eleven series: Growth Portfolio, Money Market Portfolio, Bond Portfolio, Managed Portfolio, Aggressive Growth Portfolio, International Portfolio, Sentinel Growth Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio. The Growth Portfolio consists of 75 million shares, the Money Market Portfolio consists of 150 million shares; for the All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth and All Pro Small Cap Value Portfolios consist of 50 million shares and each of the other series consists of 5 million shares.

On December 31, 1999, Provident Mutual Life Insurance Company owned 976,130 shares of All Pro Large Cap Value, 244,088 shares of All Pro Small Cap Growth and 400,853 shares of All Pro Small Cap Value.

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

Transactions in capital stock for the period ended December 31, 1999 were as follows:

                                                                          MONEY MARKET
                                          GROWTH PORTFOLIO                 PORTFOLIO                 BOND PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
                                        SHARES        AMOUNT         SHARES         AMOUNT        SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------------------
Shares sold.........................   1,329,197   $ 25,247,128    212,282,834   $ 212,282,834   1,037,876   $11,071,232
Shares redeemed.....................  (2,509,410)   (48,088,176)  (191,715,270)   (191,715,270)   (798,215)   (8,560,373)
Shares reinvested...................     390,679      7,243,192      4,866,961       4,866,961      83,209       905,319
                                      ----------   ------------   ------------   -------------   ---------   -----------
Net contributions from affiliated
 insurance companies................    (789,534)  $(15,597,856)    25,434,525   $  25,434,525     322,870   $ 3,416,178
                                      ==========   ============   ============   =============   =========   ===========


                                         MANAGED PORTFOLIO
------------------------------------  ------------------------
                                       SHARES        AMOUNT
------------------------------------  ------------------------
Shares sold.........................  1,048,895   $ 17,883,810
Shares redeemed.....................   (709,970)   (12,005,353)
Shares reinvested...................    233,644      3,906,534
                                      ---------   ------------
Net contributions from affiliated
 insurance companies................    572,569   $  9,784,991
                                      =========   ============

                                                           AGGRESSIVE GROWTH            INTERNATIONAL          SENTINEL GROWTH
                                                               PORTFOLIO                  PORTFOLIO               PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                         SHARES        AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold..........................................     623,914   $ 12,068,240    656,302   $  9,459,577   269,528   $3,849,774
Shares redeemed......................................    (760,128)   (14,651,877)  (864,123)   (12,052,571)  (21,904)    (311,615)
Shares reinvested....................................     403,285      7,577,720    380,631      4,986,269    43,352      560,968
                                                       ----------   ------------   --------   ------------   -------   ----------
Net contributions from affiliated insurance
 companies...........................................     267,071   $  4,994,083    172,810   $  2,393,275   290,976   $4,099,127
                                                       ==========   ============   ========   ============   =======   ==========

                                                ALL PRO LARGE CAP          ALL PRO LARGE CAP         ALL PRO SMALL CAP
                                                GROWTH PORTFOLIO            VALUE PORTFOLIO          GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                              SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold...............................   2,444,764   $ 31,491,954   1,197,996   $12,240,796   1,770,700   $22,608,975
Shares redeemed...........................  (1,090,487)   (13,965,817)   (349,648)   (3,495,144)   (358,525)   (4,839,732)
Shares reinvested.........................         258          3,102      10,603       105,080           0             0
                                            ----------   ------------   ---------   -----------   ---------   -----------
Net contributions from affiliated
 insurance companies......................   1,354,535   $ 17,529,239     858,951   $ 8,850,732   1,412,175   $17,769,243
                                            ==========   ============   =========   ===========   =========   ===========

                                               ALL PRO SMALL CAP
                                                VALUE PORTFOLIO
------------------------------------------  -----------------------
                                             SHARES       AMOUNT
------------------------------------------  -----------------------
Shares sold...............................  1,054,394   $ 7,986,704
Shares redeemed...........................   (543,349)   (4,091,049)
Shares reinvested.........................      2,087        17,055
                                            ---------   -----------
Net contributions from affiliated
 insurance companies......................    513,132   $ 3,912,710
                                            =========   ===========

Transactions in capital stock for the year ended December 31, 1998 were as follows:

                                                                             MONEY MARKET
                                             GROWTH PORTFOLIO                 PORTFOLIO                 BOND PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                           SHARES        AMOUNT         SHARES         AMOUNT        SHARES       AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Shares sold............................   1,837,947   $ 32,406,592    165,155,447   $ 165,155,447   1,435,423   $15,864,807
Shares redeemed........................  (1,249,358)   (22,097,256)  (142,035,980)   (142,035,980)   (417,928)   (4,628,289)
Shares reinvested......................   2,418,983     40,098,617      3,994,543       3,994,543     140,681     1,555,386
                                         ----------   ------------   ------------   -------------   ---------   -----------
Net contributions from affiliated
 insurance companies...................   3,007,572   $ 50,407,953     27,114,010   $  27,114,010   1,158,176   $12,791,904
                                         ==========   ============   ============   =============   =========   ===========


                                           MANAGED PORTFOLIO
---------------------------------------  ----------------------
                                          SHARES      AMOUNT
---------------------------------------  ----------------------
Shares sold............................   623,703   $10,481,421
Shares redeemed........................  (360,939)   (6,051,923)
Shares reinvested......................   285,692     4,640,106
                                         --------   -----------
Net contributions from affiliated
 insurance companies...................   548,456   $ 9,069,604
                                         ========   ===========

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, December 31, 1999 -- Concluded

--------------------------------------------------------------------------------

                                                             AGGRESSIVE GROWTH          INTERNATIONAL          SENTINEL GROWTH
                                                                 PORTFOLIO                PORTFOLIO               PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                            SHARES      AMOUNT       SHARES      AMOUNT      SHARES      AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold..............................................   493,256   $10,260,111    796,247   $10,834,572   240,467   $2,911,418
Shares redeemed..........................................  (309,019)   (6,350,296)  (615,500)   (8,284,431)  (56,545)    (668,790)
Shares reinvested........................................   205,061     4,181,983    378,012     4,819,514   148,986    1,693,967
                                                           --------   -----------   --------   -----------   -------   ----------
Net contributions from affiliated insurance companies....   389,298   $ 8,041,798    558,760   $ 7,369,655   332,909   $3,936,595
                                                           ========   ===========   ========   ===========   =======   ==========

                                ALL PRO LARGE CAP         ALL PRO LARGE CAP         ALL PRO SMALL CAP        ALL PRO SMALL CAP
                                GROWTH PORTFOLIO           VALUE PORTFOLIO          GROWTH PORTFOLIO          VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                              SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold................  1,711,101   $17,230,972   1,685,241   $16,459,223   1,153,905   $10,747,921   1,084,795   $9,720,129
Shares redeemed............   (495,712)   (5,313,536)   (108,503)   (1,043,850)   (165,750)   (1,551,316)   (105,824)    (899,205)
Shares reinvested..........          0             0           0             0           0             0           0            0
                             ---------   -----------   ---------   -----------   ---------   -----------   ---------   ----------
Net contributions from
 affiliated insurance
 companies.................  1,215,389   $11,917,436   1,576,738   $15,415,372     988,155   $ 9,196,605     978,971   $8,820,924
                             =========   ===========   =========   ===========   =========   ===========   =========   ==========

8. PRINCIPAL UNDERWRITER

1717 Capital Management Company serves, without compensation, as the principal underwriter for sale of the Fund shares to the Accounts. 1717 Capital Management Company is an indirect wholly-owned subsidiary of PMLIC.

9. SUBSEQUENT DIVIDEND

On December 29, 1999, the Board of Directors declared the following net investment income and capital gain dividends to shareholders of record on December 31, 1999, ex-dividend date January 10, 2000, payable on January 11, 2000 as follows:

                                     TOTAL                  PER SHARE
                            ------------------------   --------------------
                               NET                        NET
                            INVESTMENT     CAPITAL     INVESTMENT   CAPITAL
PORTFOLIO                     INCOME        GAIN         INCOME      GAIN
---------                   ----------   -----------   ----------   -------
Growth....................  $4,242,412   $18,946,927    $ .2658     $1.1872
Bond......................   2,245,406            --      .6224          --
Managed...................   2,365,140     3,592,195      .5366       .8151
Aggressive Growth.........   1,768,905     3,699,413      .6217      1.3002
International.............   2,245,981     8,909,824      .4218      1.6735
Sentinel Growth...........   1,235,191       492,082     1.0319       .4111
All Pro Large Cap
 Growth...................     819,069       636,988      .3187       .2479
All Pro Large Cap Value...     223,008            --      .0916          --
All Pro Small Cap
 Growth...................   1,190,602       203,793      .4960       .0849
All Pro Small Cap Value...      37,204            --      .0249          --

                                                                      APPENDIX A
                  DESCRIPTION OF MONEY MARKET INSTRUMENTS AND
                       COMMERCIAL PAPER AND BOND RATINGS

PERMITTED INVESTMENTS OF THE MONEY MARKET PORTFOLIO

U.S. GOVERNMENT SECURITIES: These are obligations issued by or guaranteed as to interest and principal by the government of the United States or any agency or instrumentality thereof. They may include instruments that are supported by the full faith and credit of the United States, such as Treasury Bills, Notes and Bonds; instruments that are supported by the right of the issuer to borrow from the Treasury, such as Home Loan Bank securities; and securities that are supported only by the credit of the instrumentality, such as Federal National Mortgage Association bonds.

BANK OBLIGATIONS: These are obligations (including certificates of deposit, time deposits, and bankers' acceptances) of: (1) domestic banks (including savings banks) and foreign branches of domestic banks that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation ("FDIC") and have total assets of at least $1 billion; (2) domestic banks and foreign branches thereof and savings and loan associations that have less than $1 billion of total assets where the principal amount of the obligation is insured in full by the FDIC. No more than 10% of the Portfolio's assets may be invested in obligations of institutions in category (2).

Certificates of Deposit generally are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity, usually at 30, 90 or 180 day intervals ("coupon dates") based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Typically, dealers selling variable rate certificates of deposit agree to repurchase such instruments, at the purchaser's option, at par on the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by the various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. Variable rate certificates of deposit may be sold in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate at the time of issue than comparable fixed rate certificates of deposit.

Bankers' Acceptances are short-term credit instruments issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity. These instruments reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

REPURCHASE AGREEMENTS: Repurchase agreements with (1) banks or (2) government securities dealers recognized as primary dealers by the Federal Reserve System, provided that:

        (a) at the time the repurchase agreement is entered into, and throughout the duration of the repurchase agreement, the collateral has a market value at least equal to the value of the repurchase agreement;

        (b) the collateral consists of government securities or instruments rated in the highest rating category by at least two nationally recognized statistical rating organizations; and

        (c) the maturity of the repurchase agreement does not exceed 30 days.

COMMERCIAL PAPER: Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs.

OTHER CORPORATE DEBT OBLIGATIONS: These are outstanding nonconvertible corporate debt obligations that were not issued as short-term obligations but have thirteen months or less remaining until maturity and which, at the date of investment, are rated AA or better by S&P or Aa or better by Moody's.

The Money Market Portfolio will only invest in instruments denominated in U.S. dollars that the Adviser, under the supervision of the board of directors of the Fund, determines present minimal credit risks and are, at the time of acquisition, either:


        (1) rated in the two highest rating categories by at least two Rating Agencies, or by only one Rating Agency if only one Rating Agency has issued a rating with respect to the instrument; or


        (2) in the case of an unrated instrument, determined by the Adviser under the supervision of the board of directors to be of comparable quality to the above; or

        (3) issued by an issuer that has received a rating of the type described in (1) above on other securities that are comparable in priority and security to the instrument.

All of the Money Market Portfolio's money market instruments mature in 13 months or less. The average maturity of the Portfolio's portfolio securities based on their dollar value will not exceed 90 days at the time of each investment. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Portfolio will invest its available cash in such a manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as reasonably practicable.

COMMERCIAL PAPER RATINGS

The rating A-1 is the highest rating assigned by Standard & Poor's Corporation ("S&P") to commercial paper which is considered by S&P to have the following characteristics: liquidity ratios of the issuer are adequate to meet cash requirements; long-term senior debt is rated "A" or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; the reliability and quality of management are unquestioned.


The rating A-2 is the second highest rating assigned by S&P. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."


The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated P-1 have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics; leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

The rating P-2 is the second highest commercial paper rating assigned by Moody's. Issuers rated P-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

CORPORATE BOND RATINGS


Moody's describes its five highest ratings for corporate bonds as follows:


Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well as assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



S&P describes its ratings for corporate bonds as follows:



AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.


AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, C--Bonds rated BB, B, CCC, C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposures to adverse conditions.


S&P applies plus (+) or minus (-) modifiers to provide more detailed indications of credit quality. Ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

ITEM 22.  Financial Statements.


The following financial statements are filed as part of this Registration
Statement:

Included in Part A--Prospectus of the Registration Statement:

        Financial Highlights

Included in Part B--Statement of Additional Information of the Registration
Statement:

         Report of Independent Accountants

          Statement of Net Assets as of December 31, 1999


          Statements of Operations for the Year Ended December 31, 1999


          Statements of Changes in Net Assets for the Year Ended December 31,
         1999


          Statements of Changes in Net Assets for the Year Ended December 31,
         1998


          Financial Highlights


          Notes to Financial Statements, December 31, 1999

                           PART C. OTHER INFORMATION



ITEM 23.  Exhibits


The following exhibits are filed herewith:


(a)(1)   Articles of Incorporation of the Market Street Fund, Inc.
         (the "Fund")(1)
(a)(2)   Articles Supplementary(1)
(a)(3)   Articles Supplementary(1)
(a)(4)   Articles Supplementary(1)
(b)(1)   By-Laws of the Fund(1)
(b)(2)   Amendment to By-Laws(1)
(c)      Form of Certificate for Shares of Common Stock of the
         Fund(1)
(d)(1)   Investment Advisory Agreement between the Fund and
         Providentmutual Investment Management Company (PIMC, now
         MSIM)(1)
(d)(2)   Investment Advisory Agreement between the Fund and Sentinel
         Advisors Company(1)
(d)(3) Amendment to Investment Advisory Agreement between the Fund and Sentinel Advisors Company(2)
(d)(4) Amendment to Investment Advisory Agreement Between the Fund and Sentinel Advisors Company(3)
(d)(5)   Investment Advisory Agreement between the Fund and Sentinel
         Advisors Company with respect to the Growth Portfolio(4)
(d)(6)   Investment Advisory Agreement between the Fund and PIMC (now
         MSIM) with respect to the International Portfolio(1)
(d)(7) Investment Sub-Advisory Agreement between PIMC (now MSIM) and The Boston Company Asset Management, Inc.(1)
(d)(8)   Investment Advisory Agreement between the Fund and PIMC (now
         MSIM) respecting All Pro Portfolios(1)
(d)(9) Form of Agreement between PIMC (now MSIM) and its subadvisers respecting All Pro Portfolios(1)
(d)(10)  Investment Management Consulting Agreement between PIMC (now
         MSIM) and Wilshire Associates Incorporated respecting All
         Pro Portfolios(1)
(d)(11)  Form of Investment Sub-Advisory Agreement between PIMC (now
         MSIM) and State Street Global Advisors(5)
(d)(12) Form of Agreement between PIMC (now MSIM) and its subadvisers with respect to the All Pro Large Cap Growth
         Portfolio, the All Pro Large Cap Value Portfolio, the All
         Pro Small Cap Growth Portfolio, and the All Pro Small Cap
         Value Portfolio
(e)(1)   Underwriting Agreement between the Fund and PML Securities,
         Inc.(1)
(e)(2)   Amendment to Underwriting Agreement between the Fund and PML
         Securities, Inc.(1)
(e)(3)   Amendment to Underwriting Agreement between the Fund and PML
         Securities, Inc.(1)
(e)(4)   Amendment to Underwriting Agreement between the Fund and PML
         Securities, Inc.(1)
(e)(5)   Amendment to Underwriting Agreement between the Fund and PML
         Securities, Inc.(1)
(f)      Inapplicable
(g)(1)   Custody Agreement between the Fund and Provident National
         Bank(1)
(g)(2)   Amendment to Custody Agreement between the Fund and
         Provident National Bank(1)
(g)(3)   Amendment to Custody Agreement between the Fund and
         Provident National Bank(1)
(g)(4)   Amendment to Custody Agreement between the Fund and
         Provident National Bank(1)
(g)(5)   Custodial Services Agreement between the Fund and Citibank,
         N.A.(1)
(h)(1)   Agreement and Plan of Reorganization among Providentmutual
         Variable Life Growth Account, Providentmutual Variable Life
         Money Market Account, Providentmutual Variable Life Bond
         Account and the Fund(1)

(h)(2)   Reimbursement Agreement between Provident Mutual Life
         Insurance Company of Philadelphia and the Fund(1)
(h)(3)   Administration Agreement between the Fund and Provident
         Institutional Management Corporation(1)
(h)(4)   Amendment to Administration Agreement between the Fund and
         Provident Financial Processing Corporation (PFPC)(1)
(h)(5)   Amendment to Administration Agreement between the Fund and
         PFPC(1)
(h)(6)   Amendment to Administration Agreement between the Fund and
         PFPC(1)
(h)(7) Transfer Agency Agreement between the Fund and PFPC, as amended(1)
(h)(8)   Amendment to Transfer Agency Agreement between the Fund and
         PFPC(1)
(h)(9)   Amendment to Transfer Agency Agreement between the Fund and
         PFPC(1)
(h)(10)  Participation Agreement among the Fund, Provident Mutual
         Life Insurance Company, and PML Securities, Inc.(1)
(h)(11) Participation Agreement among the Fund, Providentmutual Life and Annuity Company of America and PML Securities, Inc.(1)
(h)(12)  Participation Agreement among the Fund, National Life
         Insurance Company and PML Securities, Inc.(3)
(h)(13)  Amendment to Participation Agreement among the Fund,
         National Life Insurance Company and PML Securities, Inc.(1)
(i)(1)   Opinion and Consent of Adam Scaramella, Esq.(1)
(i)(2)   Opinion of James G. Potter, Jr., Esq.(5)
(j)(1) Consent of Sutherland Asbill & Brennan LLP is filed herewith.
(j)(2)   Consent of PricewaterhouseCoopers LLP is filed herewith.
(k)      Inapplicable
(l)(1)   See Number (h)(1) above(1)
(l)(2)   Investment Letter from National Life Insurance Company(3)
(m)      Inapplicable
(n)      Inapplicable
(o)      Powers of Attorney(6)


-------------------------
(1) Incorporated herein by reference to Post-Effective Amendment No. 19 filed with the Securities and Exchange Commission on April 24, 1998, File No. 2-98755.
(2) Incorporated herein by reference to Post-Effective Amendment No. 13 filed with Securities and Exchange Commission on February 28, 1996, File No. 2-98755.
(3) Incorporated herein by reference to Post-Effective Amendment No. 14 filed with Securities and Exchange Commission on March 19, 1996, File No. 2-98755.
(4) Incorporated herein by reference to Post-Effective Amendment No. 16, filed with Securities and Exchange Commission on February 21, 1997, File No. 2-98755.
(5) Incorporated herein by reference to Post-Effective Amendment No. 22 filed with Securities and Exchange Commission on August 3, 1999, File No. 2-98755.

(6) Incorporated herein by reference to Post-Effective Amendment No. 21 filed with Securities and Exchange Commission on April 22, 1999, File No. 2-98755.


ITEM 24.  Persons Controlled by or Under Common Control with Registrant

Currently, shares of the Fund are sold to separate accounts of Provident Mutual Life Insurance Company ("Provident Mutual"), Providentmutual Life and Annuity Company of America ("PLACA") and National Life Insurance Company ("NLIC") to fund the benefits under certain variable life insurance policies and variable annuity contracts issued or assumed by Provident Mutual or PLACA and variable life insurance policies issued by NLIC.

No person has the direct or indirect power to control Provident Mutual or NLIC except insofar as he or she may have such power by virtue of his or her capacity as a director or executive officer thereof. As mutual life insurance companies, Provident Mutual and NLIC have no stockholders. Their Boards of Directors are elected by the Policyholders. PLACA is a wholly-owned subsidiary of Provident Mutual.

Persons controlled by or under common control with the registrant follow:


                                                PERCENT OF VOTING
          NAME               JURISDICTION       SECURITIES OWNED          PRINCIPAL BUSINESS
          ----               ------------       -----------------         ------------------
Provident Mutual             Pennsylvania    Mutual Company             Life & Health Insurance
  Life Insurance Company*
  (Provident Mutual)
Providentmutual Life and     Delaware        Ownership of all           Life & Health Insurance
  Annuity Company                            voting securities
  of America*                                by Provident Mutual
Provident Mutual             Delaware        Ownership of all voting    Life & Health Insurance
  International                              securities by
  Life Insurance Company                     Provident Mutual
Providentmutual              Pennsylvania    Ownership of all           Holding Company
  Holding Company (PHC)*                     voting securities
                                             by Provident Mutual
1717 Capital Management      Pennsylvania    Ownership of all voting    Broker/Dealer
  Company*                                   securities by PHC
1717 Brokerage Services      Pennsylvania    Ownership of all voting    Insurance Agency
  Inc.                                       securities by PHC
Market Street**              Pennsylvania    Ownership of all voting    Investment Adviser
  Investment                                 securities by PHC
  Management Company*
Washington Square            Pennsylvania    Ownership of all voting    Administrative Services
  Administrative                             securities by PHC
  Services, Inc.*
Institutional Concepts,      New York        Ownership of all voting    Insurance Agency
  Inc.*                                      securities by PHC
Provestco, Inc.*             Delaware        Ownership of all voting    Real Estate Investment
                                             securities by PHC
PNAM, Inc.*                  Delaware        Ownership of all voting    Holding Company
                                             securities by PHC
Sigma American               Delaware        Ownership of 80.2%         Investment Management
  Corporation*                               voting securities by       and Advisory Services
                                             PHC and 19.8% by
                                             Provident Mutual

                                                PERCENT OF VOTING
          NAME               JURISDICTION       SECURITIES OWNED          PRINCIPAL BUSINESS
          ----               ------------       -----------------         ------------------
Provident Mutual             Delaware        Ownership of all voting    Investment Management
  Management Co., Inc.*                      securities by Sigma        and Advisory Services
                                             American Corporation
Software Development         Pennsylvania    Ownership of all           Development and
  Corporation*                               voting securities          Marketing of Computer
                                             by PHC                     Software

-------------------------
 * File Consolidated Financial Statements.


** Formerly Providentmutual Investment Management Company.


ITEM 25.  Indemnification

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee ("corporate representative") of the registrant, except a proceeding brought by or on behalf of the registrant, the registrant may indemnify the corporate representative against expenses, including attorneys' fees and judgments, fines, and amounts paid in settlement actually and reasonably incurred by the corporate representative in connection with the proceeding, if: (i) he acted in good faith and in a manner he reasonably believed to be in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the registrant; and (ii) with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The registrant is also authorized under section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against expenses incurred in connection with the defense of a suit or action by or in the right of the registrant.

The By-laws of the Fund (Exhibit (b) of this Registration Statement) provide that the Fund may indemnify its corporate representatives in a manner that is consistent with the laws of the State of Maryland. The By-laws preclude indemnification for "disabling conduct" (willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office) and sets forth reasonable and fair means for determining whether indemnification shall be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  Business and Other Connections of Investment Adviser

The directors and officers of Providentmutual Investment Management Company
(PIMC) also serve as officers of Provident Mutual.

ITEM 27.  Principal Underwriters

a. 1717 Capital Management Company is principal underwriter for the Fund.

b. Set forth below is certain information regarding the directors and officers of 1717, the principal underwriter to the Fund. Unless otherwise stated, the business address of the persons whose names appear below is 300 Continental Drive, Newark, Delaware 19713.

                                                    (2)                         (3)
                 (1)                     POSITIONS AND OFFICES WITH    POSITIONS AND OFFICES
                NAME                       PRINCIPAL UNDERWRITER          WITH REGISTRANT
                ----                     --------------------------    ---------------------
Mary Lynn Finelli*...................    Director                      None
Alan F. Hinkle*......................    Director                      None
Robert W. Kloss*.....................    Director                      None
James G. Potter, Jr.*................    Director                      Vice President
Joan C. Tucker.......................    Director                      None
Lance A. Reihl.......................    President                     None
Rosanne Gatta*.......................    Treasurer                     President
Linda M. Springer*...................    Financial Reporting           None
                                         Officer

-------------------------
 * 1000 Chesterbrook Boulevard, Berwyn, PA 19312

ITEM 28.  Location of Accounts and Records


The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by the Fund and Market Street Investment Management Company at 103 Bellevue Parkway, Wilmington, DE 19809 and 1000 Chesterbrook Boulevard, Berwyn, PA 19312, by Newbold's Asset Management, Inc. at 937 Haverford Road, Bryn Mawr, Pennsylvania 19010, by Sentinel Advisors Company at National Life Drive, Montpelier, Vermont 05604, by PFPC Trust Company, 200 Stevens Drive, Lester, Pennsylvania 19113, or by PFPC at 103 Bellevue Parkway, Wilmington, Delaware 19809, or for the International Portfolio by Citibank, N.A. 111 Wall Street, New York, New York 10043.


ITEM 29.  Management Services

Inapplicable.

ITEM 30.  Undertakings

 Inapplicable.

                                   SIGNATURES


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485(b) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BERWYN, COMMONWEALTH OF PENNSYLVANIA ON THIS 25TH DAY OF APRIL, 2000.


                                          MARKET STREET FUND, INC.

                                          By: /s/ ROSANNE GATTA
                                            ------------------------------------
                                                       ROSANNE GATTA
                                                         PRESIDENT

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


                     SIGNATURE                                      TITLE                      DATE
                     ---------                                      -----                      ----

                 /s/ ROSANNE GATTA                   President (Principal Executive       April 25, 2000
---------------------------------------------------    Officer)
                   ROSANNE GATTA

            /s/ ANTHONEY T. GIAMPIETRO               Treasurer (Principal Financial and   April 25, 2000
---------------------------------------------------    Accounting Officer)
              ANTHONEY T. GIAMPIETRO

                /s/ ROBERT W. KLOSS                  Director                             April 25, 2000
---------------------------------------------------
                  ROBERT W. KLOSS

                         *                           Director                             April 25, 2000
---------------------------------------------------
                     ALAN GART

                         *                           Director                             April 25, 2000
---------------------------------------------------
                A. GILBERT HEEBNER

                         *                           Director                             April 25, 2000
---------------------------------------------------
                     LEO SLACK

                         *                           Director                             April 25, 2000
---------------------------------------------------
                 EDWARD S. STOUCH

           By: /s/ JAMES G. POTTER, JR.
  ----------------------------------------------
               JAMES G. POTTER, JR.
                 Attorney-in-Fact,
           Pursuant to Power of Attorney

                                 EXHIBIT INDEX



  EX-99.(d)(12)  Form of Agreement between PIMC (now MSIM) and its subadvisers with respect to the All Pro Large Cap Growth
                 Portfolio, the All Pro Large Cap Value Portfolio, the All
                 Pro Small Cap Growth Portfolio, and the All Pro Small Cap
                 Value Portfolio
  EX-99.(j)(1)   Consent of Sutherland Asbill & Brennan LLP
  EX-99.(j)(2)   Consent of PricewaterhouseCoopers LLP